As filed with the Securities and Exchange Commission on or
                            about February 25, 2005

                                        Securities Act Registration No. 33-37435
                                Investment Company Act Registration No. 811-6195


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [ ]
         Pre-Effective Amendment No.                                        [ ]
                                     ------
         Post-Effective Amendment No.   46                                  [X]
                                     -------
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [ ]
         Amendment No.   47                                                 [X]
                       ------
                        (Check appropriate box or boxes)

                            STRONG INCOME FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

          100 Heritage Reserve
    Menomonee Falls, Wisconsin                                           53051
(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 359-3400

                            Gilbert L. Southwell III
                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051
                     (Name and Address of Agent for Service)


         It  is  proposed  that  this  filing  will  become   effective   (check
appropriate box).

[ ] immediately  upon filing  pursuant to paragraph (b) of Rule 485
[X] on March 1, 2005 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing  pursuant to paragraph  (a)(2) of Rule 485
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                     Prospectus | MARCH 1,  2005






                                                                   STRONG Income
                                                                           FUNDS
[INVESTOR CLASS (written vertically)]



[PICTURE OF MAN AND BOY IN LEAVES]







                                    Strong Corporate Bond Fund
                                  Strong Corporate Income Fund
                             Strong Government Securities Fund
                                   Strong High-Yield Bond Fund
                                   Strong Short-Term Bond Fund
                        Strong Short-Term High Yield Bond Fund
                                 Strong Short-Term Income Fund




                                                            STRONG [STRONG LOGO]

         AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE
           SECURITIES OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.

REORGANIZATION OF STRONG FUNDS

On December 10, 2004, or December 22, 2004, shareholders of the Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (Reorganization) as shown in the table that follows and 2) interim investment advisory agreements between the Funds and Wells Fargo Funds Management, LLC, (Funds Management) and certain sub-advisors (Interim Agreements). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005 (Conversion Date); the last day that a net asset value will be calculated for the Strong Funds is April 8, 2005. More detailed information about the Reorganization can be found in the Combined Prospectus/Proxy Statement dated October 26, 2004. To obtain a free copy, please call 1-800-368-3863 or visit the SEC's web site at www.sec.gov.


------------------------------------------------------- --------------------------------------------------------------

STRONG FUND                                             WELLS FARGO ADVANTAGE FUND
------------------------------------------------------- --------------------------------------------------------------
Strong Corporate Bond Fund                              Wells Fargo Advantage Corporate Bond Fund
------------------------------------------------------- --------------------------------------------------------------
Strong Corporate Income Fund                            Wells Fargo Advantage Total Return Bond Fund
------------------------------------------------------- --------------------------------------------------------------
Strong Government Securities Fund                       Wells Fargo Advantage Government Securities Fund
------------------------------------------------------- --------------------------------------------------------------
Strong High-Yield Bond Fund                             Wells Fargo Advantage High Income Fund
------------------------------------------------------- --------------------------------------------------------------
Strong Short-Term Bond Fund                             Wells Fargo Advantage Short-Term Bond Fund
------------------------------------------------------- --------------------------------------------------------------
Strong Short-Term High Yield Bond Fund                  Wells Fargo Advantage Short-Term High Yield Bond Fund
------------------------------------------------------- --------------------------------------------------------------
Strong Short-Term Income Fund                           Wells Fargo Advantage Short-Term Bond Fund

------------------------------------------------------- --------------------------------------------------------------


On the Conversion Date, the value of shareholders' accounts in each Strong Fund will automatically be converted into shares of the designated Wells Fargo Advantage Fund with a value equivalent to the value of the account in the respective Strong Fund. The conversions are expected to occur on a federal tax-free basis. Before the Conversion Date, if you would like to arrange an exchange or redemption of your Strong Fund shares, you may call us at 1-800-368-3863. PLEASE BE AWARE, HOWEVER, THAT A REDEMPTION OR EXCHANGE IS A TAXABLE EVENT THAT, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES, MAY RESULT IN A TAX LIABILITY FOR YOU. IN ADDITION, YOUR REDEMPTION WOULD BE SUBJECT TO ANY APPLICABLE REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE.

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

What are the Funds' objectives?..............................................1
What are the Funds' principal investment strategies?.........................1

What are the main risks of investing in the Funds?.......................... 4
What are the Funds' fees and expenses?......................................15
Who are the Funds' investment advisor and portfolio managers?...............17

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Legal and Regulatory Matters................................................22

Percentage Restrictions.....................................................23

A Word About Credit Quality.................................................24

Comparing the Funds.........................................................26
Financial Highlights........................................................27
YOUR ACCOUNT
Share Price.................................................................35
12b-1 Fees..................................................................36
Managing Your Account.......................................................37
Investment Minimums.........................................................42
Additional Information......................................................42

Distributions...............................................................49
Taxes.......................................................................50
Reserved Rights.............................................................52
For More Information........................................................58

IN THIS PROSPECTUS, "WE," "US," AND "OUR" GENERALLY REFER TO THE FUNDS OR WELLS FARGO FUNDS MANAGEMENT, LLC (FUNDS MANAGEMENT), THE FUNDS' INVESTMENT ADVISOR. "WE," "US," AND "OUR" MAY ALSO REFER TO THE FUNDS' OTHER SERVICE PROVIDERS. "YOU" REFERS TO THE SHAREHOLDER OR POTENTIAL INVESTOR.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?

The STRONG CORPORATE BOND FUND seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

The STRONG CORPORATE INCOME FUND seeks total return by investing for a high level of current income.

The STRONG GOVERNMENT SECURITIES FUND seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

The STRONG HIGH-YIELD BOND FUND seeks total return by investing for a high level of current income and capital growth.

The STRONG SHORT-TERM BOND FUND seeks total return by investing for a high level of current income with a low degree of share-price fluctuation.

The STRONG SHORT-TERM HIGH YIELD BOND FUND seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

The STRONG SHORT-TERM INCOME FUND seeks total return by investing for a high level of current income.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?


The CORPORATE BOND FUND invests, under normal conditions, at least 80% of its net assets in bonds issued by corporations or similar entities. Under normal conditions, the Fund invests at least 75% of its net assets in investment-grade debt obligations. To increase the income it pays out, it may also invest up to 25% of its net assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). The Fund's average effective maturity will normally be between 7 and 12 years. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.


The CORPORATE INCOME FUND invests, under normal conditions, 100% of its net assets in investment-grade securities and other investment-grade obligations (including mortgage- and asset-backed securities, and U.S. Government and its agencies' securities) of which at least 80% will be in corporate securities. Investment-grade securities are securities rated in the higher-quality categories to those rated in the medium-quality category (e.g., securities rated AAA to BBB by Standard & Poor's Ratings Group (S&P)). The Fund's average effective maturity will normally be between 2 and 12 years. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

The GOVERNMENT SECURITIES FUND invests, under normal conditions, at least 80% of its net assets in higher-quality bonds issued by the U.S. Government or its agencies. The Fund's average effective maturity will normally be between 3 and 15 years. The Fund may also invest up to 20% of its net assets in U.S. dollar-denominated foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

The HIGH-YIELD BOND FUND invests, under normal conditions, at least 80% of its net assets in lower-quality, high-yield bonds of corporate issuers (e.g., bonds rated from BB to C by S&P). The Fund will typically maintain an average effective maturity between three and ten years. The Fund may invest up to 20% of its net assets in common stocks and securities that are convertible into common stocks. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

The SHORT-TERM BOND FUND invests, under normal conditions, at least 80% of its net assets in bonds, including short- and intermediate-term corporate, mortgage- and asset-backed, and U.S. Government (and its agencies) bonds. The Fund invests at least 75% of its net assets in higher- and medium-quality bonds (e.g., bonds rated BBB and higher by S&P). The Fund's average effective maturity will normally be three years or less. The Fund may also invest up to 25% of its net assets in lower-quality, high-yield bonds (e.g., bonds rated BB to C by S&P). The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity).


The SHORT-TERM HIGH YIELD BOND FUND invests, under normal conditions, at least 80% of its net assets in short- and intermediate-term, lower-quality, high-yield bonds (e.g., bonds rated BB through C by S&P) of corporate issuers. The Fund's manager intends to invest primarily in debt obligations rated BB through B by S&P or another nationally recognized statistical rating organization. The Fund's average effective maturity will normally be three years or less. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity).

The SHORT-TERM INCOME FUND invests, under normal conditions, 100% of its net assets in investment-grade securities (including investment-grade corporate, mortgage- and asset-backed, and U.S. Government and its agencies' bonds), and other investment-grade obligations. Investment-grade securities are securities rated in the higher quality categories to those rated in the medium-quality category (e.g., securities rated AAA to BBB by S&P). The Fund's average effective maturity will normally be three years or less. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity).


Although the Funds invest primarily for income, they also employ techniques designed to realize capital appreciation. For example, the managers may select securities with maturities and coupon rates that position them for potential capital appreciation for a variety of reasons, including a manager's view on the direction of future interest-rate movements and the potential for credit improvement.

To select securities for each Fund's portfolio, the manager(s) engage in thorough, security-by-security research as well as rigorous analysis of general economic conditions. Generally, security selection in the U.S. Treasury and mortgage-and asset-backed marketplaces is driven by quantitative analysis (focusing on such factors as duration, yield spreads, and the yields at different maturities of suitable investments); and corporate security selection is driven by rigorous research on the finances, industry, and capital structure of corporate issuers.

The Funds' managers may sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns). The managers of each Fund may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, and money market investments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Funds may not achieve their investment objectives.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

BOND RISKS: The major risks of each Fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the Fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the managers will produce the desired results.


ACTIVE TRADING RISK: The CORPORATE BOND FUND, CORPORATE INCOME FUND, GOVERNMENT SECURITIES FUND, and HIGH-YIELD BOND FUND'S use of an active trading approach may increase the Fund's costs and reduce the Fund's performance.


DERIVATIVES RISK: Derivatives include such instruments as futures, options, and swap agreements. When investing in futures, the Fund is exposed to the risk that the security's future value may be higher or lower at the time of sale or purchase, respectively. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures or designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. In entering into swap agreements, the Fund is exposed to risk of counterparty default and adverse changes in the relationship of the swap payments and the value of the underlying index or instrument. Derivatives may be illiquid and the market for derivatives is largely unregulated. The use of derivatives may not always be a successful strategy and using them could lower the Fund's return. For more information on derivatives, consult the Funds' statement of additional information.

FOREIGN RISKS: Each Fund invests in securities that may be directly or indirectly subject to one or more of the following foreign-related risks: risks created by currency-rate fluctuations, foreign political and economic instability, financial reporting standards, foreign taxes, and foreign securities markets and issuer regulations. Securities subject to one or more of these risks may be less liquid than securities that are not subject to these risks.

GOVERNMENT-SPONSORED ENTITIES RISKS: For the GOVERNMENT SECURITIES FUND, economic, business, or political developments may affect the ability of federal, state, and local government-sponsored entities, obligors, and guarantors to repay principal and to make interest payments. In addition, government-sponsored entity securities (e.g., securities issued by Fannie Mae and Freddie Mac) may not be backed by the full faith and credit of the sponsoring federal, state, or local government.

HIGH-YIELD BOND RISKS: For the CORPORATE BOND FUND, the HIGH-YIELD BOND FUND, the SHORT-TERM BOND FUND, and the SHORT-TERM HIGH YIELD BOND FUND, lower-quality bonds, commonly known as high-yield bonds or junk bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit-quality risk). If that happens, the Fund's share price may decrease and its income distributions may be reduced, and the value of the bond may decrease. An economic downturn or period of rising interest rates (interest-rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Fund's share price.

MORTGAGE- AND ASSET-BACKED SECURITIES RISKS: For the CORPORATE BOND FUND, the CORPORATE INCOME FUND, the GOVERNMENT SECURITIES FUND, the SHORT-TERM BOND FUND, the SHORT-TERM HIGH YIELD BOND FUND, and the SHORT-TERM INCOME FUND, mortgage-backed and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer before its scheduled due date. If that happens, the Fund may have to reinvest the prepayments in a less attractive security and this could reduce the Fund's share price and its income distributions. Variations in the principal prepayment speed may be caused by a number of economic and market factors and could directly affect the amount of the interest received on and the yield of these securities. Stripped mortgage- and asset-backed securities, such as interest-only and principal-only securities, receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

NOT INSURED RISK: An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

NOT U.S. GUARANTEED RISKS: For the GOVERNMENT SECURITIES FUND, not all of its investments in securities of the U.S. Government and its sponsored entities (e.g., Freddie Mac or Fannie Mae), including mortgage- and asset-backed securities guaranteed or issued by these government-sponsored entities (e.g., MBSs, CMOs, and REMICs), are directly guaranteed or insured by the U.S. Government or backed by the full faith and credit of the U.S. Government. U.S. Treasury bills, notes, bonds, and inflation-indexed notes and bonds are among the securities that are backed by the full faith and credit of the U.S. Government.




The Funds are appropriate for investors who are comfortable with the risks described here. The CORPORATE BOND FUND, the CORPORATE INCOME FUND, the GOVERNMENT SECURITIES FUND, and the HIGH-YIELD BOND FUND are appropriate for investors whose financial goals are four or more years in the future. The SHORT-TERM BOND FUND, the SHORT-TERM HIGH YIELD BOND FUND, and the SHORT-TERM INCOME FUND are appropriate for investors whose financial goals are two or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

FUND STRUCTURE
Each of the Funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Investor Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. The Investor Class shares of the CORPORATE INCOME FUND and the SHORT-TERM INCOME FUND are subject to distribution fees and expenses under a Rule 12b-1 plan. Because 12b-1 fees are paid out of the assets on an ongoing basis, over time these fees will increase the cost of an investment in Investor Class shares of the CORPORATE INCOME FUND and the SHORT-TERM INCOME FUND and may cost you more than paying other types of sales charges.

FUND PERFORMANCE
The following return information illustrates how the performance of the Funds' Investor Class shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns compare with returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that the past performance, before and after taxes, does not represent how the Funds will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

   -----------------------------------------------------------------------------------------------------------------
                                                                          Short-Term
      Year                      Government     Short-Term    High-Yield   High Yield     Corporate     Short-Term
               Corporate Bond   Securities        Bond          Bond         Bond          Income        Income
   -----------------------------------------------------------------------------------------------------------------

      1995          25.39%          19.91%         12.00%          -            -           -              -

   -----------------------------------------------------------------------------------------------------------------
      1996            5.53%           2.82%          6.76%         26.85%        -           -              -
   -----------------------------------------------------------------------------------------------------------------
      1997           11.88%           9.05%          7.16%         15.98%        -           -              -
   -----------------------------------------------------------------------------------------------------------------
      1998            7.24%           8.14%          4.90%          3.07%        8.37%       -              -
   -----------------------------------------------------------------------------------------------------------------
      1999           -0.23%          -1.09%          4.25%          7.81%        5.32%       -              -
   -----------------------------------------------------------------------------------------------------------------
      2000            7.89%          11.32%          7.22%         -7.08%        5.03%       -              -
   -----------------------------------------------------------------------------------------------------------------
      2001            6.83%           8.75%          4.50%         -0.71%       -0.42%       -              -
   -----------------------------------------------------------------------------------------------------------------
      2002            1.39%          10.46%          0.62%         -6.65%       -0.13%       -              -
   -----------------------------------------------------------------------------------------------------------------
      2003           11.49%           2.80%          3.77%         24.76%        9.52%         6.40%          3.70%
   -----------------------------------------------------------------------------------------------------------------

      2004            5.82%           3.30%          2.15%         10.22%        4.46%         3.72%          1.89%

   -----------------------------------------------------------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                                  BEST QUARTER RETURN              WORST QUARTER RETURN
------------------------------------------ -------------------------------- ---------------------------------

Corporate Bond                              7.68% (2nd Q 1995)              - 3.78% (2nd Q 2004)
Government Securities                       6.44% (2nd Q 1995)              - 2.78% (2nd Q 2004)
Short-Term Bond                             4.43% (2nd Q 1995)               -1.92% (1st Q 2002)
High-Yield Bond                             8.16% (1st Q 1996)               -8.94% (2nd Q 2002)
Short-Term High Yield Bond                  5.30% (3rd Q 1997)               -3.49% (2nd Q 2002)
Corporate Income                            3.64% (2nd Q 2003)               -2.77% (2nd Q 2004)
Short-Term Income                           1.62% (1st Q 2004)               -1.28% (2nd Q 2004)


AVERAGE ANNUAL TOTAL RETURNS

                                 AS OF 12-31- 04
-------------------------------------------------- ------------ ----------- ------------- ------------------
                                                                                           SINCE FUND
 FUND/INDEX                                          1-YEAR       5-YEAR      10-YEAR      INCEPTION(1)
-------------------------------------------------- ------------ ----------- ------------- ------------------
 CORPORATE BOND
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return Before Taxes                         5.82%        6.63%       8.12%            8.44%
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return After Taxes on Distributions         4.09%        4.23%       5.45%            5.47%
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return After Taxes on Distributions and     3.74%        4.16%       5.31%            5.44%
 Sale of Fund Shares
-------------------------------------------------- ------------ ----------- ------------- ------------------
 Lehman Brothers U.S. Aggregate Bond Index           4.34%        7.71%       7.72%            8.26%
 (reflects no deduction for fees, expenses, or
 taxes)(2)
-------------------------------------------------- ------------ ----------- ------------- ------------------
 Lipper Corporate Debt Funds BBB Rated Index         5.30%        7.50%       7.59%            8.00%
 (reflects no deduction for fees, expenses, or
 taxes)(3)
-------------------------------------------------- ------------ ----------- ------------- ------------------
 CORPORATE INCOME
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return Before Taxes                         3.72%        -           -               5.33%
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return After Taxes on Distributions         2.17%        -           -               3.71%
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return After Taxes on Distributions and     2.48%        -           -               3.62%
         Sale of Fund Shares
-------------------------------------------------- ------------ ----------- ------------- ------------------
 Lehman Brothers U.S. Aggregate Bond Index            4.34%        -           -                4.86%
 (reflects no deduction for fees, expenses, or
 taxes)(2)
-------------------------------------------------- ------------ ----------- ------------- ------------------
 Lipper Corporate Debt Funds A Rated Index            4.51%        -           -               5.60%
 (reflects no deduction for fees, expenses, or
 taxes)(3)
-------------------------------------------------- ------------ ----------- ------------- ------------------
GOVERNMENT SECURITIES
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return Before Taxes                         3.30%        7.27%       7.40%            7.86%
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return After Taxes on Distributions         1.67%        5.03%       4.96%            5.17%
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return After Taxes on Distributions and     2.13%        4.87%       4.84%            5.13%
         Sale of Fund Shares
-------------------------------------------------- ------------ ----------- ------------- ------------------
 Lehman Brothers U.S. Aggregate Bond Index            4.34%        7.71%       7.72%            7.83%
 (reflects no deduction for fees, expenses, or
 taxes)(2)
-------------------------------------------------- ------------ ----------- ------------- ------------------
 Lipper General U.S. Government Funds Index           3.35%        6.65%       6.56%            6.49%
 (reflects no deduction for fees, expenses, or
 taxes)(3)
-------------------------------------------------- ------------ ----------- ------------- ------------------
 HIGH-YIELD BOND
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return Before Taxes                         10.22%       3.44%         -              7.65%
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return After Taxes on Distributions         7.59%       -0.21%         -              3.62%
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return After Taxes on Distributions and     6.55%        0.60%                        4.01%
         Sale of Fund Shares
-------------------------------------------------- ------------ ----------- ------------- ------------------
 Lehman Brothers U.S. High-Yield Bond Index          11.13%       6.97%         -              6.98%
 (reflects no deduction for fees,  expenses, or
 taxes)(4)
-------------------------------------------------- ------------ ----------- ------------- ------------------
 Lipper High Current Yield Funds Index (reflects     10.34%        3.99%         -              5.57%
 no deduction for fees, expenses, or taxes)(3)
-------------------------------------------------- ------------ ----------- ------------- ------------------
 SHORT-TERM BOND
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return Before Taxes                         2.15%        3.63%       5.29%            6.23%
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return After Taxes on Distributions         0.91%        1.67%       2.89%            3.70%
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return After Taxes on Distributions and     1.39%        1.89%       3.02%            3.81%
         Sale of Fund Shares
-------------------------------------------------- ------------ ----------- ------------- ------------------
 Lehman Brothers U.S. 1-3 Year                        1.30%        5.41%       5.98%            6.56%
 Government/Credit Bond Index (reflects no
 deduction for fees, expenses, or  taxes)(5)
-------------------------------------------------- ------------ ----------- ------------- ------------------
 Lipper Short Investment Grade
 Debt Funds Average (reflects no deduction for
 fees, expenses, or  taxes)(6)                       1.36%        4.59%       5.29%            6.01%
-------------------------------------------------- ------------ ----------- ------------- ------------------
 SHORT-TERM HIGH YIELD BOND
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return Before Taxes                         4.46%        3.63%         -             5.27%
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return After Taxes on Distributions         2.84%        1.07%         -             2.47%
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return After Taxes on Distributions and     2.87%        1.50%         -             2.74%
         Sale of Fund Shares
-------------------------------------------------- ------------ ----------- ------------- ------------------
 Short-Term High Yield Bond Index III (reflects       7.68%        6.99%         -              6.58%
 no deduction for fees, expenses, or  taxes)(7)
-------------------------------------------------- ------------ ----------- ------------- ------------------
 Lipper High Current Yield Funds Index (reflects     10.34%        3.99%         -              4.21%
 no deduction for fees, expenses, or  taxes)(3)
-------------------------------------------------- ------------ ----------- ------------- ------------------
 SHORT-TERM INCOME
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return Before Taxes                         1.89%        -             -             3.04%
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return After Taxes on Distributions         0.73%        -             -             1.88%
-------------------------------------------------- ------------ ----------- ------------- ------------------
         Return After Taxes on Distributions and     1.22%        -             -             1.91%
         Sale of Fund Shares
-------------------------------------------------- ------------ ----------- ------------- ------------------
 Lehman Brothers U.S. 1-3 Year Government/Credit      1.30%        -             -             2.40%
 Bond Index (reflects no deduction for fees,
 expenses, or  taxes)(5)
-------------------------------------------------- ------------ ----------- ------------- ------------------
 Lipper Short Investment Grade Debt Funds Index       1.61%        -             -             2.45%
 (reflects no deduction for fees, expenses, or
 taxes)(3)

-------------------------------------------------- ------------ ----------- ------------- ------------------

(1) THE CORPORATE BOND FUND, THE CORPORATE INCOME FUND, GOVERNMENT SECURITIES FUND, THE HIGH-YIELD BOND FUND, THE SHORT-TERM BOND FUND, THE SHORT-TERM HIGH YIELD BOND FUND, AND THE SHORT-TERM INCOME FUND COMMENCED OPERATIONS ON DECEMBER 12, 1985, OCTOBER 31, 2002, OCTOBER 29, 1986, DECEMBER 28, 1995, AUGUST 31, 1987, JUNE 30, 1997, AND OCTOBER 31, 2002, RESPECTIVELY.

(2) THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE SEC-REGISTERED, TAXABLE, AND DOLLAR-DENOMINATED.
(3) THE LIPPER CORPORATE DEBT FUNDS BBB RATED INDEX, THE LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX, THE LIPPER HIGH CURRENT YIELD FUNDS INDEX, AND THE LIPPER CORPORATE DEBT FUND A RATED INDEX, ARE EQUALLY WEIGHTED PERFORMANCE INDICES OF THE LARGEST QUALIFYING FUNDS IN THESE LIPPER CATEGORIES.
(4) THE LEHMAN BROTHERS U.S. HIGH-YIELD BOND INDEX IS THE COMPONENT OF THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX, WHICH COVERS THE UNIVERSE OF FIXED RATE, NON-INVESTMENT GRADE DEBT.
(5) THE LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT/CREDIT BOND INDEX IS THE 1-3 YEAR COMPONENT OF THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX WHICH INCLUDES SECURITIES IN THE GOVERNMENT AND CREDIT INDICES.
(6) THE LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE IS THE AVERAGE OF THE 30 LARGEST FUNDS IN THE LIPPER SHORT INVESTMENT GRADE DEBT FUNDS CATEGORY. THESE FUNDS INVEST AT LEAST 65% OF ASSETS IN INVESTMENT-GRADE DEBT ISSUES (RATED IN THE TOP FOUR GRADES) WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF LESS THAN THREE YEARS.
(7) THE SHORT-TERM HIGH YIELD BOND INDEX III IS COMPRISED OF 70% MERRILL LYNCH HIGH YIELD U.S. CORPORATES, CASH PAY, BB RATED, 1-5 YEARS INDEX AND THE 30% MERRILL LYNCH HIGH YIELD U.S. CORPORATES, CASH PAY, B RATED, 1-5 YEARS INDEX.


AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

For current yield information on these Funds, call 1-800-368-3863.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

The costs of operating the Funds are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.


The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended October 31, 2004. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Investor Class shares of each Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares. However, shares of the HIGH-YIELD BOND FUND held for less than 180 calendar days are subject to a redemption fee of 1.00%, based on the redeemed share's market value. Redemption fees are paid directly to the Fund.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                                          NET ANNUAL
                                                                                                          OPERATING EXPENSES
                                                                      TOTAL ANNUAL                        (AFTER CONTRACTUAL
                                                                      FUND           CONTRACTUAL FEE      WAIVERS AND/OR
                           MANAGEMENT                   OTHER         OPERATING      WAIVERS AND/OR       ABSORPTIONS (2)(3)
FUND                        FEES(1)         12B-1 FEE   EXPENSES      EXPENSES (2)   ABSORPTIONS
--------------------------- --------------- ----------- ------------- -------------- -------------------- --------------------
Corporate Bond              0.375%            -           0.695%     1.07%          0.033%               1.037%
Corporate Income            0.375%           0.25%        0.915%     1.54%          0.010%               1.530%
Government Securities       0.35%             -           0.71%      1.06%          0.025%               1.035%
High-Yield Bond             0.375%            -           0.625%     1.00%          0.025%               0.975%
Short-Term Bond             0.375%            -           0.615%     0.99%          0.033%               0.957%
Short-Term High Yield Bond  0.375%            -           0.655%     1.03%          0.033%               0.997%
Short-Term Income           0.375%            0.25%       0.785%     1.41%          0.010%               1.400%

(1) THE FUNDS HAVE A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE DESIGNATED LEVELS.
(2) TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT REFLECT VOLUNTARY WAIVERS OF FEES AND/OR EXPENSE ABSORPTIONS FOR THE CORPORATE BOND FUND, CORPORATE INCOME FUND, GOVERNMENT SECURITIES FUND, HIGH-YIELD BOND FUND, SHORT-TERM BOND FUND, SHORT-TERM HIGH YIELD BOND FUND, AND THE SHORT-TERM INCOME FUND. WITH WAIVERS AND/OR ABSORPTIONS, THE NET ANNUAL FUND OPERATING EXPENSES AS OF OCTOBER 31, 2004, WERE: CORPORATE BOND FUND, 1.04%, CORPORATE INCOME FUND, 0.30%, GOVERNMENT SECURITIES FUND, 1.03%, HIGH-YIELD BOND FUND, 0.96%, SHORT-TERM BOND FUND, 0.96%, SHORT-TERM HIGH YIELD BOND FUND, 0.99%, AND SHORT-TERM INCOME FUND, 0.30%. VOLUNTARY WAIVERS AND/OR ABSORPTIONS MAY BE MODIFIED OR TERMINATED AT ANY TIME.
(3) PURSUANT TO THE DIRECTION OF THE BOARD OF DIRECTORS AND CERTAIN REGULATORY SETTLEMENTS, STRONG CAPITAL MANAGEMENT, INC. OR ITS AFFILIATES HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES IN THE AMOUNT OF 0.010% FOR THE CORPORATE INCOME FUND AND THE SHORT-TERM INCOME FUND, 0.025% FOR THE GOVERNMENT SECURITIES FUND, AND THE HIGH-YIELD BOND FUND, AND 0.033% FOR THE CORPORATE BOND FUND, THE SHORT-TERM BOND FUND, AND THE SHORT-TERM HIGH YIELD BOND FUND UNTIL MAY 21, 2005.


EXAMPLE: This example is intended to help you compare the cost of investing in each Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



FUND                                     1 YEAR           3 YEARS           5 YEARS          10 YEARS
---------------------------------------- ---------------- ----------------- ---------------- ----------------

Corporate Bond                           $106               $336           $585             $1,299
Corporate Income                           $156          $485              $838             $1,834
Government Securities                      $106          $335              $582             $1,292
High-Yield Bond                            $99           $316              $550             $1,222
Short-Term Bond                            $98           $312              $544             $1,210
Short-Term High Yield Bond                 $102          $325              $565             $1,256
Short-Term Income                          $143          $445              $770             $1,690


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?


THE INVESTMENT ADVISOR
Wells Fargo Funds Management, LLC (Funds Management) serves as the investment advisor for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' advisor is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisors, who are responsible for the day-to-day portfolio management of the Funds. As of December 31, 2004, Funds Management managed over $80 billion in assets.

Strong Capital Management, Inc. (Strong) , located at 100 Heritage Reserve, Menomonee Falls, WI 53051, was the investment advisor for the Funds through December 31, 2004. The management fees paid to Strong during the most recent fiscal year were the same as those being paid to Funds Management, as shown below.

THE SUB-ADVISOR
Wells Capital Management Incorporated (Wells Capital Management), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-advisor for each of the Funds. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $129 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as advisor to the Funds.

As compensation for its advisory services, each Fund pays Funds Management a management fee at the annual rate specified below of the average daily net asset value of that Fund.


                                              FOR ASSETS UNDER           FOR THE NEXT              FOR ASSETS
FUND                                             $4 BILLION           $2 BILLION ASSETS       $6 BILLION AND ABOVE
------------------------------------------- ---------------------- ------------------------- -----------------------
Corporate Bond                                     0.375%                   0.35%                     0.325%
Corporate Income                                   0.375%                   0.35%                     0.325%
Government Securities                              0.35%                    0.325%                    0.30%
High-Yield Bond                                    0.375%                   0.35%                     0.325%
Short-Term Bond                                    0.375%                   0.35%                     0.325%
Short-Term High Yield Bond                         0.375%                   0.35%                     0.325%
Short-Term Income                                  0.375%                   0.35%                     0.325%

The following individuals are the Funds' Portfolio Managers.



ROBERT N. DAVIDUK, CFA, manages the CORPORATE INCOME FUND. He has managed the Fund since February 2005. Mr. Daviduk joined Wells Capital Management in 2002 as Managing Director of Intermediate Fixed Income investing. Prior to joining Wells Capital Management, Mr. Daviduk was a Senior Vice President and Director of Taxable Fixed Income with Banc of America Capital Management since 1997. Mr. Daviduk earned his bachelor's degree in business administration/accounting from Bucknell University , and his master's of business administration degree in finance/international business from New York University.

W. FRANK KOSTER joined Wells Capital Management in January 2005 and co-manages the GOVERNMENT SECURITIES FUND. Prior to joining Wells Capital Management, Mr. Koster co-managed the GOVERNMENT SECURITIES FUND for Strong since April 2004. From March 2001, to January 2005, Mr. Koster was also a Portfolio Manager for Strong's institutional fixed-income accounts. From December 2000 to March 2001, he was a fixed-income product specialist, and from March 1999 to December 2000, he was a Senior Vice President of Strong's Institutional Business Group. Mr. Koster received his bachelor's degree in economics from The College of Wooster in 1979.

JAY N. MUELLER, CFA, joined Wells Capital Management in January 2005 and co-manages the GOVERNMENT SECURITIES FUND, SHORT-TERM BOND FUND, and SHORT-TERM INCOME FUND. Prior to joining Wells Capital Management, he was a Portfolio Manager for Strong and co-managed the GOVERNMENT SECURITIES FUND, SHORT-TERM BOND FUND, and SHORT-TERM INCOME FUND since April 2004. He joined Strong in September 1991. Mr. Mueller was the Director of Fixed Income from July 2002 to July 2004. Mr. Mueller received his bachelor's degree in economics from the University of Chicago in 1982.

D. JAMES NEWTON II, CFA, CPA, joined Wells Capital Management in January 2005 and co-manages the CORPORATE BOND FUND. He has co-managed the Fund since January 2005. Mr. Newton joined Strong in October 2002 as a high-grade, fixed-income analyst. Mr. Newton was an investment-grade credit analyst and private placement analyst at Northwestern Mutual Life Insurance Company from July 1998 to October 2002. He received his master's of business administration degree from the University of Michigan and a bachelor's degree in economics from Albion College.

THOMAS M. PRICE, CFA, joined Wells Capital Management in January 2005 and manages the HIGH-YIELD BOND FUND and the SHORT-TERM HIGH YIELD BOND FUND and co-manages the SHORT-TERM BOND FUND, and the SHORT-TERM INCOME FUND. Prior to joining Wells Capital Management, Mr. Price was a fixed income Portfolio Manager for Strong. Mr. Price managed or co-managed the HIGH-YIELD BOND FUND and the SHORT-TERM HIGH YIELD BOND FUND since May 1998. He has co-managed the SHORT-TERM BOND FUND since July 2002 and the SHORT-TERM INCOME FUND since its inception in October 2002. He joined Strong in April 1996 as a research analyst and became a fixed income Portfolio Co-Manager in May 1998. He received his bachelor's degree of business administration in finance from the University of Michigan in 1989 and his master's of management degree in finance from the Kellogg Graduate School of Management, Northwestern University, in 1992.

JANET S. RILLING, CFA, CPA, joined Wells Capital Management in January 2005 and co-manages the CORPORATE BOND FUND. Prior to joining Wells Capital Management, Ms. Rilling was a Portfolio Manager for Strong where she managed or co-managed the CORPORATE BOND FUND since October 2000. She joined Strong in July 1995 as a research analyst. She received her bachelor's degree in accounting and finance from the University of Wisconsin in 1990 and her master's of business administration degree in finance from the University of Wisconsin in 1995.

Beginning on March 23, 2005, Robert N. Daviduk, CFA, will no longer serve as portfolio manager of the CORPORATE INCOME FUND and will be replaced by Marie Chandoha, Thomas O'Connor, CFA, and Williams Stevens, whose biographies follow.

MARIE CHANDOHA co-manages the CORPORATE INCOME FUND. She has co-managed the Fund since March 2005. Ms. Chandoha joined Wells Capital Management in 2003 as a senior portfolio manager. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Group at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. Ms.
Chandoha is a Phi Beta Kappa graduate of Harvard University, with a bachelor's degree in economics.

THOMAS O'CONNOR, CFA co-manages the CORPORATE INCOME FUND. He has co-managed the Fund since March 2005. Mr. O'Connor joined Wells Capital Management in 2003 as a portfolio manager responsible for identifying value in mortgages. From 2000 to 2003, Mr. O'Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management. Prior to that time, Mr. O'Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously, Mr. O'Connor was a member of the Association for Investment Management and Research. He has a bachelor's degree in finance from the University of Vermont.

WILLIAM STEVENS co-manages the CORPORATE INCOME FUND. He has co-managed the Fund since March 2005. Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer and Senior Managing Director. Prior to joining Wells
Capital Management, he directed the Fixed Income team of Montgomery Asset Management from 1992. Mr. Stevens also served as Montgomery's president and chief investment officer. Mr. Stevens has a master's of business administration degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a bachelor's degree in economics.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

LEGAL AND REGULATORY MATTERS



On or about May 20, 2004, Strong Capital Management, Inc. (SCM), the Fund's former investment advisor, Strong Investor Services, Inc. (SIS), the Fund's administrator, and Strong Investments, Inc., the Fund's distributor (collectively, "Strong"), former Strong chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin
Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions.

Among other things, the settlements required SCM to pay $40 million in investor restoration and $40 million in civil penalties and Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. An independent distribution consultant will develop a distribution plan, which will then be submitted to the SEC and SCM. Once the plan has been approved, all settlement monies will be distributed in accordance with this plan. In addition, the settlement required SCM to reduce Fund fees, which would be binding by any successor investment advisor to the Strong Funds, including Funds Management. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings.


There are multiple outstanding class and derivative actions (Actions) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers , directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. By virtue of a series of orders dated beginning February 20, 2004, the United States Judicial Panel for Multi District Litigation (MDL) ordered the transfer of all Actions then pending in federal court to the District of Maryland for pre-trial coordination with cases involving other mutual fund families subject to similar claims. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. One state Action was not removed to federal court and thus was not consolidated into the MDL Consolidated Actions, but that Action has been stayed. Motions to dismiss the amended complaints were scheduled to be filed in February 2005.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

PERCENTAGE RESTRICTIONS

Each Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which each Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause a Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The CORPORATE BOND FUND, CORPORATE INCOME FUND, GOVERNMENT SECURITIES FUND, HIGH YIELD BOND FUND, SHORT-TERM BOND FUND, and the SHORT-TERM HIGH YIELD BOND FUND has adopted a non-fundamental policy to provide 60 days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region.

A WORD ABOUT CREDIT QUALITY

Credit quality measures the issuer's expected ability to pay interest and principal payments on time for a specific type of investment. Credit quality ratings are of two types: long-term and short-term, and each type of credit rating distinguishes between investment-grade and non-investment-grade credit quality. In this prospectus, we may discuss credit quality by referring to "higher quality," "medium quality," "lower quality," and "in default." Investment-grade securities are those securities we describe as "higher" or "medium quality," and non-investment-grade securities (also called high-yield securities or "junk bonds") are those securities we describe as "lower quality" or "in default." The following chart shows the credit quality breakdown and relates each type to Standard & Poor's (S&P) long-term credit ratings:


      CREDIT                              S&P'S                          S&P'S RATINGS
      QUALITY                          DEFINITION                            GROUP
      ------------- -------------------------------------------------- ------------------
      ------------- -------------------------------------------------- ------------------
      Higher        Extremely strong capacity to meet financial        AAA
                    commitment
                    -------------------------------------------------- ------------------
                    Very strong capacity to meet financial commitment  AA
                    -------------------------------------------------- ------------------
                    Strong capacity to meet financial commitment       A
      ------------- -------------------------------------------------- ------------------
      Medium        Adverse conditions or changing circumstances are   BBB
                    more likely to lead to a weakened capacity to
                    meet financial commitment
      ------------- -------------------------------------------------- ------------------
      Lower         Uncertainties or adverse conditions could lead     BB
                    to an inadequate capacity to meet financial
                    commitment
                    -------------------------------------------------- ------------------
                    -------------------------------------------------- ------------------
                    Adverse conditions will likely impair capacity     B
                    or willingness to meet financial commitment
                    -------------------------------------------------- ------------------
                    Adverse conditions will likely cause no capacity   CCC
                    to meet financial commitment
                    -------------------------------------------------- ------------------
                    Currently highly vulnerable to nonpayment          CC or C
      ------------- -------------------------------------------------- ------------------
      In default    Probably in default                                D
      ------------- -------------------------------------------------- ------------------

Note:  S&P is only one example of a  nationally  recognized  statistical  rating
organization.   Other  rating   organizations   use  similar  long-term  ratings
definitions.


A security's credit quality rating is determined at the time of investment through credit research and analysis and, where available, on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a security is in a specific credit-quality rating category, the highest rating (or, for the HIGH-YIELD BOND and SHORT-TERM HIGH YIELD BOND FUNDS, the lowest rating) assigned to a security by any NRSRO may be used. If a security is not rated by a NRSRO, internal credit research and analysis is used to rate the security. Investments in lower-quality securities (especially non-rated securities) will be more dependent on internal credit analysis than would be higher- and medium-quality securities.


Some Funds may invest in lower-quality securities, and a higher- or medium-quality security may be downgraded after the Fund's investment.
Lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, obligor, or guarantor. Also, lower-quality securities are less liquid, meaning that they may be harder to sell than comparable securities of higher quality because the demand for them may be lower and there may be fewer potential buyers, and they have a higher risk of becoming illiquid. This lack of liquidity may lower the value of these securities, the Fund's net assets, and your investment.

COMPARING THE FUNDS

The following will help you to distinguish among the Funds and determine their suitability for your investment needs:

                                    EXPECTED AVERAGE    CREDIT QUALITY AT TIME OF
FUND                                EFFECTIVE MATURITY  INVESTMENT
----------------------------------- ------------------- --------------------------------
Corporate Bond                      7 to 12 years       75% to 100% higher or
                                                        medium quality
                                                        Up to 25% lower quality
----------------------------------- ------------------- --------------------------------
Corporate Income                    2 to 12 years       100% higher or medium quality
----------------------------------- ------------------- --------------------------------
Government Securities               3 to 15 years       100% higher or medium quality
----------------------------------- ------------------- --------------------------------
High-Yield Bond                     3 to 10 years       80% to 100% lower quality Up
                                                        to 10% in default
                                                        Up to 20% higher and medium
                                                        quality
----------------------------------- ------------------- --------------------------------
Short-Term Bond                     3 years or less     75% to 100%
                                                        higher or medium quality
                                                        Up to 25% lower quality
----------------------------------- ------------------- --------------------------------
Short-Term                          3 years or less     80% to 100% lower quality
High Yield Bond                                         Up to 20% higher or medium
                                                        quality
----------------------------------- ------------------- --------------------------------
Short-Term Income                   3 years or less     100% higher or medium quality
----------------------------------- ------------------- --------------------------------

FINANCIAL HIGHLIGHTS

This information describes the performance of the Investor Class shares of each Fund for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of each Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by
PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

STRONG CORPORATE BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------
                                                               Oct. 31,  Oct. 31,   Oct. 31,   Oct. 31,  Oct. 31,
SELECTED PER-SHARE DATA(A)                                       2004       2003      2002       2001     2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $   10.42  $    9.54  $ 10.80   $ 10.43  $ 10.60
Income From Investment Operations:
   Net Investment Income (Loss)                                    0.50       0.53     0.65      0.76     0.77
   Net Realized and Unrealized Gains (Losses) on Investments       0.25       0.88    (1.26)     0.37    (0.19)
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                0.75       1.41    (0.61)     1.13     0.58
Less Distributions:
   From Net Investment Income                                     (0.50)     (0.53)   (0.65)    (0.76)   (0.75)
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                            (0.50)     (0.53)   (0.65)    (0.76)   (0.75)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $   10.67  $   10.42  $  9.54   $ 10.80  $ 10.43
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
   Total Return                                                   +7.39%    +15.00%    -5.71%    +11.10%    +5.73%
   Net Assets, End of Period (In Millions)                     $     433  $     556  $   683   $ 1,293  $   921
   Ratio of Expenses to Average Net Assets before Expense                                1.0%                0.9%
   Offsets                                                          1.1%       1.0%                0.9%
   Ratio of Expenses to Average Net Assets                          1.0%      1.0%     1.0%       0.9%     0.9%
   Ratio of Net Investment Income (Loss) to Average Net Assets      4.8%       5.2%     6.6%      7.0%     7.3%
   Portfolio Turnover Rate(b)                                     133.2%     204.8%   411.5%    341.4%   293.9%



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG CORPORATE INCOME FUND - INVESTOR CLASS
--------------------------------------------------------------------------------
                                                           Oct. 31,   Oct. 31,
SELECTED PER-SHARE DATA(A)                                  2004       2003
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $   10.25   $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                0.40        0.40
   Net Realized and Unrealized Gains (Losses) on
   Investments                                                 0.09        0.25
--------------------------------------------------------------------------------
   Total from Investment Operations                            0.49        0.65
Less Distributions:
   From Net Investment Income                                 (0.40)      (0.40)
   From Net Realized Gains                                    (0.07)         --
--------------------------------------------------------------------------------
   Total Distributions                                        (0.47)      (0.40)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $   10.27   $   10.25
================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
   Total Return                                              +4.91%      +6.57%
   Net Assets, End of Period (In Millions)                $      24   $      29
   Ratio of Expenses to Average Net Assets before
   Expense Offsets                                              1.5%        1.6%
   Ratio of Expenses to Average Net Assets                      0.3%        0.2%
   Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                       3.9%        4.0%
   Portfolio Turnover Rate                                     39.4%      211.5%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

STRONG GOVERNMENT SECURITIES FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------
                                                                Oct. 31,  Oct. 31,  Oct. 31,   Oct. 31,  Oct. 31,
SELECTED PER-SHARE DATA(A)                                         2004     2003      2002       2001      2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $11.05  $  11.36 $  11.26  $  10.33 $  10.23
Income From Investment Operations:
   Net Investment Income (Loss)                                      0.26      0.28    0.43     0.55    0.59
   Net Realized and Unrealized Gains (Losses) on Investments         0.21      0.05    0.31     0.95    0.10
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  0.47      0.33    0.74     1.50    0.69
Less Distributions:
   From Net Investment Income                                       (0.36)    (0.38)  (0.48)   (0.57)  (0.59)
   From Net Realized Gains                                          (0.23)    (0.26)    (0.16)        --         --
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                              (0.59)    (0.64)  (0.64)   (0.57)  (0.59)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $10.93  $  11.05 $  11.36  $  11.26 $  10.33
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
   Total Return                                                     +4.38%    +2.99%    +6.97%    +14.88%    +6.99%
   Net Assets, End of Period (In Millions)                         $1,230  $ 2,010  $ 2,360   $ 1,691  $ 1,283
   Ratio of Expenses to Average Net Assets before Expense                        1.0                            0.9%
   Offsets                                                            1.1%         %      0.9%       0.9%
   Ratio of Expenses to Average Net Assets                            1.0%      1.0%      0.9%       0.9%      0.9%
   Ratio of Net Investment Income (Loss) to Average Net Assets        2.7%      2.5%      3.8%       5.1%      5.8%
   Portfolio Turnover  Rate(b)                                      389.5%    530.9%    519.2%     552.2%    373.3%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG HIGH-YIELD BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------
                                                             Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,
SELECTED PER-SHARE DATA(A)                                     2004       2003       2002       2001       2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $     7.51 $     6.33 $     7.75 $     9.68 $    10.60
Income From Investment Operations:
   Net Investment Income (Loss)                                    0.54       0.57       0.78       1.03       1.14
   Net Realized and Unrealized Gains (Losses) on Investments       0.35       1.18      (1.42)     (1.93)     (0.92)
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                0.89       1.75      (0.64)     (0.90)      0.22
Less Distributions:
   From Net Investment Income                                     (0.54)     (0.57)     (0.78)     (1.03)     (1.14)
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                            (0.54)     (0.57)     (0.78)     (1.03)     (1.14)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $     7.86 $     7.51 $     6.33 $     7.75 $     9.68
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
   Total Return                                                  +12.26%    +28.55%     -9.14%    -10.05%     +1.94%
   Net Assets, End of Period (In Millions)                   $     300  $     442  $     439  $     847  $     717
   Ratio of Expenses to Average Net Assets before Expense
   Offsets                                                         1.0%       0.9%       1.0%       0.9%       0.9%
   Ratio of Expenses to Average Net Assets                         1.0%       0.9%       1.0%       0.9%       0.9%
   Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                          7.1%       8.1%      10.6%      11.5%      11.0%
   Portfolio Turnover Rate(b)                                    133.4%     171.7%     120.3%     114.4%     103.8%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG SHORT-TERM BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------
                                                                Oct. 31,  Oct. 31,  Oct. 31,   Oct. 31,  Oct. 31,
SELECTED PER-SHARE DATA(A)                                        2004      2003      2002       2001      2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $    8.81 $    8.78 $    9.39  $    9.34 $    9.41
Income From Investment Operations:
   Net Investment Income (Loss)                                      0.27      0.29      0.44       0.60      0.63
   Net Realized and Unrealized Gains (Losses) on Investments        (0.01)     0.09     (0.59)      0.05     (0.07)
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  0.26      0.38     (0.15)      0.65      0.56
Less Distributions:
   From Net Investment Income                                       (0.30)    (0.35)    (0.46)     (0.60)    (0.63)
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                              (0.30)    (0.35)    (0.46)     (0.60)    (0.63)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $    8.77 $    8.81 $    8.78  $    9.39 $    9.34
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
   Total Return                                                     +3.05%    +4.40%    -1.56%     +7.11%    +6.16%
   Net Assets, End of Period (In Millions)                      $    516  $    723  $    933   $  1,348  $  1,138
   Ratio of Expenses to Average Net Assets before Expense
   Offsets                                                           1.0%      0.9%      0.9%       0.9%      0.9%
   Ratio of Expenses to Average Net Assets                           1.0%      0.9%      0.9%       0.9%      0.9%
   Ratio of Net Investment Income (Loss) to Average Net Assets       3.1%      3.4%      4.9%       6.2%      6.7%
   Portfolio Turnover Rate(b)                                       36.7%     97.4%    154.3%     129.3%     94.1%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG SHORT-TERM HIGH YIELD BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------
                                                                Oct. 31,   Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
SELECTED PER-SHARE DATA(A)                                        2004       2003      2002      2001      2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $   8.66   $   8.29  $   8.93  $   9.88  $  10.21
Income From Investment Operations:
   Net Investment Income (Loss)                                     0.40       0.47      0.61      0.82      0.81
   Net Realized and Unrealized Gains (Losses) on Investments        0.03       0.37     (0.64)    (0.95)    (0.33)
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.43       0.84     (0.03)    (0.13)     0.48
Less Distributions:
   From Net Investment Income                                      (0.40)     (0.47)    (0.61)    (0.82)    (0.81)
   From Net Realized Gains                                            --        --       --        --       (0.00)(b)
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.40)     (0.47)    (0.61)    (0.82)    (0.81)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $   8.69   $   8.66  $   8.29  $   8.93  $   9.88
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
   Total Return                                                    +5.08%    +10.38%    -0.42%    -1.64%    +4.91%
   Net Assets, End of Period (In Millions)                      $   165    $   268   $   200   $   348   $   286
   Ratio of Expenses to Average Net Assets before Expense
   Offsets                                                           1.0%       1.0%      0.9%      0.8%      0.8%
   Ratio of Expenses to Average Net Assets                           1.0%       1.0%      0.9%      0.8%      0.8%
   Ratio of Net Investment Income (Loss) to Average Net Assets       4.7%       5.5%      7.2%      8.5%      8.1%
   Portfolio Turnover Rate(c)                                       70.8%     116.7%     86.1%     72.9%     66.8%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Amount calculated is less than $0.005.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG SHORT-TERM INCOME FUND - INVESTOR CLASS
--------------------------------------------------------------------------------
                                                            Oct. 31, Oct. 31,
SELECTED PER-SHARE DATA(A)                                   2004       2003
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $   10.06  $    10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                0.26        0.24
   Net Realized and Unrealized Gains (Losses) on
   Investments                                                 0.01        0.14
--------------------------------------------------------------------------------
   Total from Investment Operations                            0.27        0.38
Less Distributions:
   From Net Investment Income                                 (0.32)      (0.32)
--------------------------------------------------------------------------------
   Total Distributions                                        (0.32)      (0.32)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $   10.01  $    10.06
================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
   Total Return                                               +2.72%      +3.87%
   Net Assets, End of Period (In Millions)                $     52   $      55
   Ratio of Expenses to Average Net Assets before
   Expense Offsets                                             1.4%        1.5%
   Ratio of Expenses to Average Net Assets                     0.3%        0.2%
   Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                      2.6%        2.3%
   Portfolio Turnover  Rate                                   66.1%      327.1%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

YOUR ACCOUNT

SHARE PRICE

Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the value of the securities in a Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. The value of debt securities in the Fund's portfolio may be determined by an independent pricing service that utilizes matrix pricing and/or pricing models to derive a price for a normal, institutional-sized trading unit of a security, and for non-rated or thinly traded securities. Matrix pricing and/or pricing models may utilize cash-flow models as well as asset valuations and trading data for comparable securities. The price evaluation made by a pricing service is not a guarantee that an individual security held by the Fund can be sold for that particular price at any particular time.

FAIR VALUE PRICING

If pricing service information or broker quotations are not readily available (e.g. for newly issued fixed-income securities or fixed-income securities for which settlement is delayed), the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


((Side Box))
------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.
------------------------------------------------------

FOREIGN SECURITIES
Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate a NAV. As a result, the value of a Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate a Fund's NAV, including movements of the domestic market, generally will be reflected in a Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.

12B-1 FEES

Each of the CORPORATE INCOME FUND and the SHORT-TERM INCOME FUND has adopted a Rule 12b-1 distribution and service plan for its Investor Class shares. Under the distribution and service plan, each Fund pays Strong Investments, Inc. (Distributor), or others (e.g., broker-dealers or financial advisors) a 12b-1 fee of 0.25% of average daily net assets to sell Investor Class shares and/or provide ongoing account services to distributors and shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These 12b-1 fees also compensate the Distributor for other expenses including: (1) printing and distributing prospectuses to persons other than shareholders and (2) preparing, printing, and distributing advertising and sales literature, and reports to shareholders used for sales purposes. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. We and/or an affiliate, including the Distributor, may make payments from our own resources to brokers, financial advisors, or others for selling or servicing Fund shares.

MANAGING YOUR ACCOUNT

This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.


On or about March 11, 2005, Boston Financial Data Services, Inc. is expected to provide transfer agent and recordkeeping services for the Strong Funds. As a result, you may experience some changes to the account services set forth below. During this time, please contact a customer service representative for additional information regarding ways to manage your account.


ONLINE
At www.Strong.com, you can access Fund performance and portfolio holding information, portfolio manager commentaries, account options information, account history, balances, and recent dividend information. In addition, you can update your mailing address and add or make changes to an Automatic Investment Plan. Also, you can sign up to receive regulatory documents and other materials, daily transaction reports, and account statements electronically, or you can request that we discontinue electronic delivery. Additional planning tools and market information are also available. You can manage your account online in the following ways:

     o   OPEN AN ACCOUNT

         Complete and submit our online application or current investors may open an account by exchanging shares from another Strong Fund account. There is a maximum initial investment of $25,000 per application for new online accounts funded electronically from your bank account.

     o   MAKE ADDITIONAL INVESTMENTS
         With Express PurchaseSM, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.
     o   EXCHANGE SHARES

         For accounts with the Exchange Option, you can exchange shares between Strong Fund accounts with the same registered owners, address, and taxpayer identification number.

     o   SELL SHARES

         For accounts with the Redemption Option, you can submit redemption requests for up to $250,000 each. If you provided bank instructions prior to your on-line request, you may have the proceeds either electronically transmitted to a pre-authorized bank account, or for the applicable fee, wired to a pre-authorized bank account. If your account does not include bank instructions, a check will be mailed to the account's mailing address.


BY MAIL

Please send all mail requests PRIOR TO MARCH 11, 2005, to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936 or BEGINNING ON MARCH 11, 2005, to Strong Funds, P.O. Box 8266, Boston, MA 02266-8266. You can manage your account by mail in the following ways:


     o   OPEN AN ACCOUNT
         Send a signed, completed application and a check or money order payable to Strong.
     o   MAKE ADDITIONAL INVESTMENTS
         Send an Investment Form and a check or money order payable to Strong.
     o   EXCHANGE SHARES

         Send written instructions, including your account number, the dollar amount or number of shares you wish to exchange, the names and signatures of all owners or other authorized persons to exchange shares between Strong Fund accounts with the same registered owners and taxpayer identification number.

     o   SELL SHARES
         Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of all owners or other authorized persons, and the account mailing address.

BY TELEPHONE
You may  call  1-800-368-3863  to speak to a  customer  service  representative.
During times of unusual market activity, our customer service representatives may be busy and you may experience a delay placing a telephone request. During these times, consider calling the Strong Direct(R) automated voice recognition system at 1-800-368-7550 or using our web site at www.Strong.com. With Strong Direct(R), you can access current Fund share prices and other Fund information and account information. You can manage your account by telephone in the following ways:

     o   OPEN AN ACCOUNT
         For accounts with the Exchange Option, you can exchange shares into a new Strong Fund.
     o   MAKE ADDITIONAL INVESTMENTS
         With Express Purchase, you can make additional investments of up to $100,000 each to an existing account directly from your bank account.
     o   EXCHANGE SHARES

         For accounts with the Exchange Option, you can exchange shares between Strong Fund accounts with the same registered owners and taxpayer identification number.

     o   SELL SHARES
         For accounts with the Redemption Option, you can have a check mailed to your account's address, electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.

AUTOMATICALLY
You can manage your account through automatic investment options in the following ways:

     o   MAKE ADDITIONAL INVESTMENTS
         AUTOMATIC INVESTMENT PLAN (AIP): An AIP allows you to make regular, automatic investments from your bank checking or savings account.

         PAYROLL DIRECT DEPOSIT: The Payroll Direct Deposit Plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Fund of your choice.

         DIVIDENDS AND CAPITAL GAINS: Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.
     o   EXCHANGE SHARES

         The Automatic Exchange Plan allows you to make regular, automatic exchanges between Strong Fund accounts.

     o   SELL SHARES

         The Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis and send it electronically to a bank account or as a check to you or anyone you properly designate.

BY WIRE
Please call a customer service representative for wire instructions. You can manage your account by wire in the following ways:
     o   OPEN AN ACCOUNT
         Prior to your investment, a signed, completed application must be on file with the Fund's transfer agent.
     o   MAKE ADDITIONAL  INVESTMENTS
     o   SELL SHARES
         For accounts with the Redemption Option and for the applicable fee, you can call a customer service representative to have the proceeds wired to a pre-authorized bank account.

THROUGH THIRD PARTIES
When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third-party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund generally requires financial intermediaries to transact through a registered clearing agency, such as National Securities Clearing Corporation. Consult your financial intermediary for details. Broker-dealers, including the Distributor and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Funds. Contact your financial intermediary or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:

     o   OPEN AN ACCOUNT
     o   MAKE ADDITIONAL INVESTMENTS
     o   EXCHANGE SHARES
     o   SELL SHARES

IN PERSON

Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site or call a customer service representative for the hours and directions to our Investor Center.


INVESTMENT MINIMUMS

When buying shares, you must meet the following investment minimum requirements:

                                              INITIAL INVESTMENT MINIMUM          ADDITIONAL INVESTMENT MINIMUM
--------------------------------------------- ----------------------------------- ----------------------------------
Regular accounts                              $2,500                              $100
--------------------------------------------- ----------------------------------- ----------------------------------
Coverdell Education Savings Accounts,         $1,000                              $100
traditional IRAs, Roth IRAs,
SEP IRAs, and UGMA/UTMA accounts
--------------------------------------------- ----------------------------------- ----------------------------------
SIMPLE IRAs and 403(b)(7),                    the lesser of $250 or $25 per       $50
Keogh, Pension Plan, Profit Sharing           month
Plan, and 401(k) Plan accounts*
--------------------------------------------- ----------------------------------- ----------------------------------

     * IF YOU OPEN AN EMPLOYER-SPONSORED RETIREMENT PLAN ACCOUNT FOR WHICH WELLS FARGO INSTITUTIONAL TRUST SERVICES PROVIDES OR FOR WHICH AN ALLIANCE PARTNER PROVIDES DOCUMENT OR ADMINISTRATIVE SERVICES, THERE IS NO INITIAL INVESTMENT MINIMUM.


ADDITIONAL INFORMATION

ACCOUNT OPTIONS AND SERVICES
Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site or call a customer service representative for more information or to request a Shareholder Account Options form.

CHECK WRITING
Strong Funds offer check writing on most bond and money market funds. Checks written on your account are subject to the Fund's prospectus and the terms and conditions found in the front of the book of checks. Sign up for free check writing when you open your account or call 1-800-368-3863 to add it to an existing account. Check redemptions must be for a minimum of $500. Checks may only be honored if written against purchases that were made more than ten days before the check is presented for payment. You cannot write a check to close an account.

CUSTOMER IDENTIFICATION REQUIREMENT
We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.

DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements, sharedrafts, and tax forms. Please call a customer service representative for more information.

EARLY REDEMPTION FEE

The HIGH-YIELD BOND FUND assesses a 1.00% fee, based on redemptions (including exchanges) of Fund shares held for less than 180 calendar days. Redemption fees will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the 180 calendar day holding period. Redemption fees are not applicable to shares purchased by or through qualified tuition programs established under Section 529 of the Internal Revenue Code, certain advisory wrap programs, Keogh/qualified retirement plans, pension plans, profit-sharing plans, 401(k) plans, 403(b) plans, retirement plan trusts, defined contribution plans, and reinvested dividends and distributions.


EXCHANGING SHARES

An exchange of shares between Strong Fund accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds assess a redemption fee, as described in the appropriate Fund's prospectus. The HIGH-YIELD BOND FUND assesses an early redemption fee of 1.00%, based on the redeemed share's market value, for shares held less than 180 calendar days. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds.


HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-3863 or write to us at the address listed on the back of this prospectus to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.


INVESTMENTS BY CHECK OR WIRE
Please remember to submit separate checks or wires for investments in the Strong Funds and investments in other products offered through Strong Investments, Inc. (e.g. qualified tuition programs).


LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We will waive the fee if an account balance falls below the account's initial investment minimum due solely to market fluctuations.


PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to disclosure of its portfolio securities is available in the Fund's statement of additional information. Portfolio holdings information is available at www.Strong.com/holdings. This includes a schedule of investments, which is available as of the end of the month after a one-month lag, and top ten holdings, which are available on a quarterly, 30-day delayed basis. These portfolio holdings remain available on the web site at least until the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the web site information is current.


PURCHASES IN KIND
You may, if we approve, purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

PURCHASING SHARES
We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the STRONG MONEY MARKET FUND. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the STRONG MONEY MARKET FUND, at the next NAV calculated after we accept your order.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

o INDIVIDUAL RETIREMENT PLANS, including traditional IRAs and Roth IRAs, call 1-800-368-3863.

o QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368- 3863.


There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 and a $50 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes unless you transfer all of the proceeds to an eligible retirement plan.

SELLING SHARES

After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). Proceeds transmitted electronically will usually arrive at your bank two banking days after we process your transaction. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If no direction is provided as to how or where to deliver the proceeds, we will mail a check to the address on the account. Because the post office will not forward checks, please notify us if your address has changed. If you recently purchased shares, the payment of your redemption may be delayed up to ten days to allow the purchase payment to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuations the account balance is less than the requested amount, we will redeem the remaining account balance. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section for details.


SHORT-TERM TRADING

The Fund's Board of Directors has approved policies and procedures under which the Fund attempts to deter short-term trading. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions;
(3) the time frame between which purchases and redemptions are executed, including exchanges and sharedrafts (for bond funds offering check writing); and
(4) the Fund's asset size. Shareholders who purchase shares and then redeem within thirty-five calendar days, using the last-in, first-out method to determine the holding period, have executed a short-term trade and may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities; (2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a change to, discontinuance of, or temporary suspension of any or all account services. Regularly scheduled automatic investment, automatic exchange, and systematic withdrawal plans established with or payroll direct deposits identifiable by the Fund's transfer agent or the Distributor are generally excluded from consideration. If, however, you routinely execute a redemption within thirty-five calendar days of a purchase made using your automatic investment plan, automatic exchange plan, or payroll direct deposit, you may be subject, without prior notice, to one or more of the aforementioned actions by or on behalf of the Fund. The Fund or its agent may also make exceptions on a case-by-case basis if they are reported at least quarterly to the Fund's Board. Please see the "Reserved Rights" section for the Fund's additional reserved rights. Intermediaries may also impose different or more restrictive policies to deter short-term trading in mutual funds offered through third parties. For example, intermediaries may restrict purchases in all mutual funds that third parties offer after a client has been restricted by a certain number of mutual fund families, which may or may not include the Strong Funds.

Although the Fund attempts to deter short-term trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by an underlying shareholders in such accounts and the administrators of the accounts may impose different or no restrictions on this type of trading by underlying shareholders. Therefore, the Fund cannot always know about or reasonably be expected to detect short-term trading. If the Fund is unable to deter this type of trading, it may adversely affect the performance of the Fund, including by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses.

The Fund has no special arrangements in place with any person to permit the short-term trading of Fund shares.


SIGNATURE GUARANTEES
A Medallion signature guarantee is designed to protect shareholders and a Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:

     o When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong Fund account,
     o When establishing a bank address with no owner(s) in common with the Strong Fund account owner(s) or when all Strong Fund joint account owners are not also bank account owners,

     o When transferring the ownership of an account to another individual or organization,
     o When requesting to redeem or redeposit shares that have been issued in certificate form,
     o If adding/changing a name or adding/removing an owner on an account, and
     o    If adding/changing the beneficiary on a transfer-on-death account.

A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).

A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We  use   reasonable   procedures  to  confirm  that  telephone  and  electronic
transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received by telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our automated voice recognition system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS

DISTRIBUTION POLICY
To the extent they are available, each Fund generally pays you dividends from net investment income monthly and distributes any net realized capital gains at least annually. Dividends are declared on each Business Day, except for bank holidays. Under normal circumstances, dividends earned on weekends, holidays, and other days when the Fund's NAV is not calculated are declared on the first
Business Day preceding these days. Your investment generally earns dividends from the first Business Day after we accept your purchase order. Please note, for purposes of determining when your investment begins earning dividends, proper purchase orders placed after the calculation of the Fund's NAV each day are normally accepted the next Business Day. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Investor Class shares of the Fund unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

TAXES

TAXABLE DISTRIBUTIONS

For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading approach of the Funds may increase the amount of capital gains distributions . Please note, however, under federal law, the interest income earned from U.S. Treasury securities may be exempt from state and local taxes. Most states allow mutual funds to pass through that exemption to their shareholders, although there are conditions to this exemption in some states.


((Side Box))
------------------------------------------------------
Generally, if your investment is in a traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.
------------------------------------------------------

RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.

YEAR-END TAX STATEMENT
To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income, dividends
(designating qualified dividend income), and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.

((Side Box))
---------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
o Investing a large amount in a Fund close to the end of the calendar year. If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a Fund at a loss if you have purchased (including reinvested dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on the transaction.
---------------------------------------------------

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including, but not limited to, exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.

o Reject any purchase request for any reason including exchanges from other Strong Funds and automatic investment plan purchases.

o    Change the minimum or maximum investment amounts.

o    Delay sending out redemption proceeds for up to seven days.

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of a Fund's assets. This includes redemptions made by check writing.

o Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:


SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders, which are available online or upon request at the addresses and phone numbers listed below. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI, which is available online or upon request at the addresses and phone numbers listed below, contains more details about investment policies, strategies, risks, and techniques. It also contains a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.


To request information or to ask questions:

BY TELEPHONE                                FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-3863            1-800-999-2780

BY MAIL                                     BY OVERNIGHT DELIVERY

PRIOR TO MARCH 11, 2005                     PRIOR TO MARCH 11, 2005

Strong Funds                                Strong Funds
P.O. Box 2936                               900 Heritage Reserve
Milwaukee, WI 53201-2936                    Menomonee Falls, WI 53051


BEGINNING ON MARCH 11, 2005                 BEGINNING ON MARCH 11, 2005
Strong Funds                                Strong Funds
P.O. Box 8266                               Attn: CCSU - Boston Financial
Boston, MA 02266-8266                       66 Brooks Drive
                                            Braintree, MA 02184


ON THE INTERNET                             BY E-MAIL
View online or download documents:          service@Strong.com
Strong Funds: www.Strong.com
SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE SEC AT
(202) 942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV.

Strong Corporate Bond Fund, a series of Strong Corporate Bond Fund, Inc., SEC file number: 811-4390

Strong Corporate Income Fund, Strong High-Yield Bond Fund, Strong Short-Term High Yield Bond Fund, and Strong Short-Term Income Fund, each a series of Strong Income Funds, Inc., SEC file number: 811-6195

Strong Government Securities Fund, a series of Strong Government Securities Fund, Inc., SEC file number: 811-4798


Strong Short-Term Bond Fund, a series of Strong Short-Term Bond Fund, Inc., SEC file number: 811-5108





RT49147 03-05                                               0305INC/WH2760 03-05

                                                      Prospectus | MARCH 1, 2005


[ADVISOR CLASS (written vertically)]




                                                                          STRONG
                                                                          Income
                                                                           Funds


[PICTURE OF MAN AND BOY IN LEAVES]






                                    Strong Corporate Bond Fund
                             Strong Government Securities Fund
                                   Strong High-Yield Bond Fund
                                   Strong Short-Term Bond Fund
                        Strong Short-Term High Yield Bond Fund






                                                            STRONG [STRONG LOGO]



         AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE
           SECURITIES OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.

REORGANIZATION OF STRONG FUNDS


On December 10, 2004, or December 22, 2004, shareholders of the Funds, met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (Reorganization) as shown in the table that follows and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC (Funds Management) and certain sub-advisors (Interim
Agreements). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005 (Conversion Date); the last day that a net asset value will be calculated for the Strong Funds is April 8, 2005. More detailed information about the Reorganization can be found in the Combined Prospectus/Proxy Statement dated October 26, 2004. To obtain a free copy, please call 1-800-368-3863 or visit the SEC's web site at www.sec.gov.


-------------------------------------------- ------------------------------------------------------------

STRONG FUND                                  WELLS FARGO ADVANTAGE FUND
-------------------------------------------- ------------------------------------------------------------
Strong Corporate Bond Fund                   Wells Fargo Advantage Corporate Bond Fund
-------------------------------------------- ------------------------------------------------------------
Strong Government Securities Fund            Wells Fargo Advantage Government Securities Fund
-------------------------------------------- ------------------------------------------------------------
Strong High-Yield Bond Fund                  Wells Fargo Advantage High Income Fund
-------------------------------------------- ------------------------------------------------------------
Strong Short-Term Bond Fund                  Wells Fargo Advantage Short-Term Bond Fund
-------------------------------------------- ------------------------------------------------------------
Strong Short-Term High Yield Bond Fund       Wells Fargo Advantage Short-Term High Yield Bond Fund

-------------------------------------------- ------------------------------------------------------------



On the Conversion Date, the value of shareholders' accounts in each Strong Fund will automatically be converted into shares of the designated Wells Fargo Advantage Fund with a value equivalent to the value of the account in the respective Strong Fund. The conversions are expected to occur on a federal tax-free basis. Before the Conversion Date, if you would like to arrange an exchange or redemption of your Strong Fund shares, you may call us at 1-800-368-3863. PLEASE BE AWARE, HOWEVER, THAT A REDEMPTION OR EXCHANGE IS A TAXABLE EVENT THAT, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES, MAY RESULT IN A TAX LIABILITY FOR YOU. IN ADDITION, YOUR REDEMPTION WOULD BE SUBJECT TO ANY APPLICABLE REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE.

TABLE OF CONTENTS


YOUR INVESTMENT

KEY INFORMATION



What are the Funds' objectives?..............................................1

What are the Funds' principal investment strategies?.........................1

What are the main risks of investing in the Funds?...........................4

What are the Funds' fees and expenses?......................................13

Who are the Funds' investment advisor and portfolio managers?...............15




OTHER IMPORTANT INFORMATION YOU SHOULD KNOW



Legal and Regulatory Matters................................................18

Percentage Restrictions.....................................................20

A Word About Credit Quality.................................................20

Comparing the Funds.........................................................22

Financial Highlights........................................................23



YOUR ACCOUNT


Share Price.................................................................29

12b-1 Fees..................................................................30

Managing Your Account.......................................................31

Investment Minimums.........................................................33

Additional Information......................................................33

Distributions...............................................................39

Taxes.......................................................................40

Reserved Rights.............................................................42

For More Information........................................................50


IN THIS PROSPECTUS "WE", "US" AND "OUR" GENERALLY REFER TO THE FUNDS OR WELLS FARGO FUNDS MANAGEMENT, LLC (FUNDS MANAGEMENT), THE FUNDS' INVESTMENT ADVISOR. "WE," "US," AND "OUR" MAY ALSO REFER TO THE FUNDS' OTHER SERVICE PROVIDERS. "YOU" REFERS TO THE SHAREHOLDER OR POTENTIAL INVESTOR.

YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?

The STRONG CORPORATE BOND FUND seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

The STRONG GOVERNMENT SECURITIES FUND seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

The STRONG HIGH-YIELD BOND FUND seeks total return by investing for a high level of current income and capital growth.

The STRONG SHORT-TERM BOND FUND seeks total return by investing for a high level of current income with a low degree of share-price fluctuation.

The STRONG SHORT-TERM HIGH YIELD BOND FUND seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

The CORPORATE BOND FUND invests, under normal conditions, at least 80% of its net assets in bonds issued by corporations or similar entities. Under normal conditions, the Fund invests at least 75% of its net assets in investment-grade debt obligations. To increase the income it pays out, it may also invest up to 25% of its net assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). The Fund's average effective maturity will normally be between 7 and 12 years. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

The GOVERNMENT SECURITIES FUND invests, under normal conditions, at least 80% of its net assets in higher-quality bonds issued by the U.S. Government or its agencies. The Fund's average effective maturity will normally be between 3 and 15 years. The Fund may also invest up to 20% of its net assets in U.S. dollar-denominated foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

The HIGH-YIELD BOND FUND invests, under normal conditions, at least 80% of its net assets in lower-quality, high yield bonds of corporate issuers (e.g., bonds rated from BB to C by S&P). The Fund will typically maintain an average effective maturity between three and ten years. The Fund may invest up to 20% of its net assets in common stocks and securities that are convertible into common stocks. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

The SHORT-TERM BOND FUND invests, under normal conditions, at least 80% of its net assets in bonds, including short- and intermediate-term corporate, mortgage- and asset-backed, and U.S. Government (and its agencies) bonds. The Fund invests at least 75% of its net assets in higher- and medium-quality bonds (e.g., bonds rated BBB and higher by S&P). The Fund's average effective maturity will normally be three years or less. The Fund may also invest up to 25% of its net assets in lower-quality, high-yield bonds (e.g., bonds rated BB to C by S&P). The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity).


The SHORT-TERM HIGH YIELD BOND FUND invests, under normal conditions, at least 80% of its net assets in short- and intermediate-term, lower-quality, high-yield bonds (e.g., bonds rated BB through C by S&P) of corporate issuers. The Fund's manager intends to invest primarily in debt obligations rated BB through B by S&P or another nationally recognized statistical rating organization. The Fund's average effective maturity will normally be three years or less. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity).


Although the Funds invest primarily for income, they also employ techniques designed to realize capital appreciation. For example, the managers may select securities with maturities and coupon rates that position them for potential capital appreciation for a variety of reasons, including a manager's view on the direction of future interest-rate movements and the potential for a credit improvement.

To select securities for each Fund's portfolio, the manager(s) engage in thorough, security-by-security research as well as rigorous analysis of general economic conditions. Generally, security selection in the U.S. Treasury and mortgage-and asset-backed marketplaces is driven by quantitative analysis (focusing on such factors as duration, yield spreads, and the yields at different maturities of suitable investments); and corporate security selection is driven by rigorous research on the finances, industry, and capital structure of corporate issuers.

The Funds' managers may sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns). The managers of each Fund may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, and money market investments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Funds may not achieve their investment objectives.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

BOND RISKS: The major risks of each Fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the Fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the managers will produce the desired results.


ACTIVE TRADING RISK: The CORPORATE BOND FUND, the GOVERNMENT SECURITIES FUND, and the HIGH-YIELD BOND FUND'S use of an active trading approach may increase the Fund's costs and reduce the Fund's performance.


DERIVATIVES RISK: Derivatives include such instruments as futures, options, and swap agreements. When investing in futures, the Fund is exposed to the risk that the security's future value may be higher or lower at the time of sale or purchase, respectively. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures or designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. In entering into swap agreements, the Fund is exposed to risk of counterparty default and adverse changes in the relationship of the swap payments and the value of the underlying index or instrument. Derivatives may be illiquid and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful strategy and using them could lower the Fund's return. For more information on derivatives, consult the Funds' statement of additional information.


FOREIGN RISKS: The CORPORATE BOND FUND, the GOVERNMENT SECURITIES FUND, the HIGH-YIELD BOND FUND, the SHORT-TERM BOND FUND, and the SHORT-TERM HIGH YIELD BOND FUND invest in securities that may be directly or indirectly subject to one or more of the following foreign-related risks: risks created by currency-rate fluctuations , foreign political and economic instability, foreign financial reporting standards, foreign taxes, and foreign securities markets and issuer regulations. Securities subject to one or more of these risks may be less liquid than securities that are not subject to these risks.


GOVERNMENT-SPONSORED ENTITIES RISKS: For the GOVERNMENT SECURITIES FUND, economic, business, or political developments may affect the ability of federal, state, and local government-sponsored entities, obligors, and guarantors to repay principal and to make interest payments. In addition, government-sponsored entity securities (e.g., securities issued by Fannie Mae and Freddie Mac) may not be backed by the full faith and credit of the sponsoring federal, state, or local government.

HIGH-YIELD BOND RISKS: For the CORPORATE BOND FUND, the HIGH-YIELD BOND FUND, the SHORT-TERM BOND FUND, and the SHORT-TERM HIGH YIELD BOND FUND, lower-quality bonds, commonly known as high-yield bonds or junk bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit-quality risk). If that happens, the Fund's share price may decrease and its income distributions may be reduced, and the value of the bond may decrease. An economic downturn or period of rising interest rates (interest-rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Fund's share price.

MORTGAGE- AND ASSET-BACKED SECURITIES RISKS: For the CORPORATE BOND FUND, the GOVERNMENT SECURITIES FUND, the SHORT-TERM BOND FUND, and the SHORT-TERM HIGH YIELD BOND FUND, mortgage-backed and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer before its scheduled due date. If that happens, the Fund may have to reinvest the prepayments in a less attractive security and this could reduce the Fund's share price and its income distributions.
Variations in the principal prepayment speed may be caused by a number of economic and market factors and could directly affect the amount of the interest received on and the yield of these securities. Stripped mortgage- and asset-backed securities, such as interest-only and principal-only securities, receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

NOT INSURED RISK: An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

NOT U.S. GUARANTEED RISKS: For the GOVERNMENT SECURITIES FUND, not all of its investments in securities of the U.S. Government and its sponsored entities (e.g., Freddie Mac and Fannie Mae), including mortgage- and asset-backed securities guaranteed or issued by these government-sponsored entities (e.g., MBSs, CMOs, and REMICs) are directly guaranteed or insured by the U.S. Government or backed by the full faith and credit of the U.S. Government. U.S. Treasury bills, notes, bonds, and inflation-indexed notes and bonds are among the securities that are backed by the full faith and credit of the U.S. Government.




The Funds are appropriate for investors who are comfortable with the risks described here. The CORPORATE BOND FUND, the GOVERNMENT SECURITIES FUND, and the HIGH-YIELD BOND FUND are appropriate for investors whose financial goals are four or more years in the future. The SHORT-TERM BOND FUND and the SHORT-TERM HIGH YIELD BOND FUND are appropriate for investors whose financial goals are two or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Fund.

FUND STRUCTURE
Each of the Funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Advisor Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. The Advisor Class shares are subject to distribution fees and expenses under a Rule 12b-1 plan. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in Advisor Class shares and may cost you more than paying other types of sales charges.

FUND PERFORMANCE
The following return information illustrates how the performance of the Funds' Advisor Class shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns compare with returns of a broad measure of market performance and an index of funds with similar investment objectives.


With respect to the CORPORATE BOND FUND, the GOVERNMENT SECURITIES FUND, and the SHORT-TERM BOND FUND, the performance results for Advisor Class shares, which were first offered on August 31, 1999, are based on the historical performance of each Fund's Investor Class shares from the inception of each Fund through August 30, 1999, recalculated to reflect the higher annual expense ratio applicable to the Advisor Class shares. With respect to the HIGH-YIELD BOND FUND and the SHORT-TERM HIGH YIELD BOND FUND, the performance results of the Advisor Class shares, which were first offered on February 29, 2000, are based on the historical performance of each Fund's Investor Class shares from the inception of the Fund through February 28, 2000, recalculated to reflect the higher expense ratio applicable to the Advisor Class shares. The Investor Class shares of these Funds are not offered by this prospectus. The returns for the Advisor Class shares of these Funds are substantially similar to those of the Investor Class shares because each class is invested in the same portfolio of securities and the only difference relates to the differences in the fees and expenses of each class of shares.


Please keep in mind that the past performance, before and after taxes, does not represent how the Funds will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

---------------------------------------------------------------------------------------------------------
                                 Government                                            Short-Term High
  Year      Corporate Bond       Securities       Short-Term Bond   High-Yield Bond       Yield Bond
---------------------------------------------------------------------------------------------------------
  1995           25.13%             19.56%             11.69%               -                -
---------------------------------------------------------------------------------------------------------
  1996            5.31%              2.52%              6.46%              26.52%            -
---------------------------------------------------------------------------------------------------------
  1997           11.65%              8.73%              6.86%              15.69%            -
---------------------------------------------------------------------------------------------------------
  1998            7.02%              7.83%              4.61%               2.81%            8.04%
---------------------------------------------------------------------------------------------------------
  1999           -0.48%             -1.42%              3.88%               7.53%            5.00%
---------------------------------------------------------------------------------------------------------
  2000            7.68%             11.03%              7.05%              -7.41%            4.70%
---------------------------------------------------------------------------------------------------------
  2001            6.64%              8.46%              4.10%              -1.04%           -0.69%
---------------------------------------------------------------------------------------------------------
  2002            1.18%             10.25%              0.40%              -6.82%           -0.26%
---------------------------------------------------------------------------------------------------------
  2003           11.46%              2.67%              3.57%              24.34%            9.30%
---------------------------------------------------------------------------------------------------------

  2004           5.63%              3.20%              1.98%              10.11%            4.40%

---------------------------------------------------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                             BEST QUARTER RETURN                 WORST QUARTER RETURN
------------------------------------- ----------------------------------- -----------------------------------

Corporate Bond                          7.62% (2nd Q 1995)               -3.79% (2nd Q 2004)
Government Securities                   6.36% (2nd Q 1995)               -2.81% (2nd Q 2004)
Short-Term Bond                         4.36% (2nd Q 1995)               -1.98% (1st Q 2002)
High-Yield Bond                         8.09% (1st Q 1996)               -9.04% (2nd Q 2002)
Short-Term High Yield Bond              5.22% (3rd Q 1997)               -3.54% (2nd Q 2002)


AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 12-31-04
------------------------------------------------------ ------------- ---------- ----------- ------------------
 FUND/INDEX                                             1-YEAR        5-YEAR      10-YEAR    SINCE FUND
                                                                                             INCEPTION(1)
------------------------------------------------------ ------------- ---------- ----------- ------------------
 CORPORATE BOND
------------------------------------------------------ ------------- ---------- ----------- ------------------

         Return Before Taxes                             5.63%         6.47%      7.92%        8.23%
------------------------------------------------------ ------------- ---------- ----------- ------------------
         Return After Taxes on Distributions             3.94%         4.12%      5.32%        5.33%
------------------------------------------------------ ------------- ---------- ----------- ------------------
         Return After Taxes on Distributions and         3.62%         4.06%      5.18%        5.31%
         Sale of Fund Shares
------------------------------------------------------ ------------- ---------- ----------- ------------------
 Lehman Brothers U.S. Aggregate Bond Index (reflects     4.34%         7.71%      7.72%        8.26%
 no deduction for fees, expenses, or taxes)(2)
------------------------------------------------------ ------------- ---------- ----------- ------------------
 Lipper Corporate Debt Funds BBB Rated Index             5.30%         7.50%      7.59%        8.00%
 (reflects no deduction for fees, expenses, or
 taxes)(3)
------------------------------------------------------ ------------- ---------- ----------- ------------------
 GOVERNMENT SECURITIES
------------------------------------------------------ ------------- ---------- ----------- ------------------
         Return Before Taxes                             3.20%         7.06%      7.14%        7.57%
------------------------------------------------------ ------------- ---------- ----------- ------------------
         Return After Taxes on Distributions             1.61%         4.91%      4.80%        4.99%
------------------------------------------------------ ------------- ---------- ----------- ------------------
         Return After Taxes on Distributions and         2.07%         4.75%      4.68%        4.95%
         Sale of Fund Shares
------------------------------------------------------ ------------- ---------- ----------- ------------------
Lehman Brothers U.S. Aggregate Bond Index (reflects       4.34%         7.71%      7.72%        7.83%
no deduction for fees, expenses, or  taxes)(2)
------------------------------------------------------ ------------- ---------- ----------- ------------------
Lipper General U.S. Government Funds Index (reflects     3.35%         6.65%      6.56%        6.49%
no deduction for fees, expenses, or taxes)(3)
------------------------------------------------------ ------------- ---------- ----------- ------------------
 HIGH-YIELD BOND
------------------------------------------------------ ------------- ---------- ----------- ------------------
         Return Before Taxes                             10.11%        3.17%      -            7.37%
------------------------------------------------------ ------------- ---------- ----------- ------------------
         Return After Taxes on Distributions             7.52%        -0.41%      -            3.44%
------------------------------------------------------ ------------- ---------- ----------- ------------------
         Return After Taxes on Distributions and         6.48%         0.42%      -            3.83%
         Sale of Fund Shares
------------------------------------------------------ ------------- ---------- ----------- ------------------
 Lehman Brothers U.S. High-Yield Bond Index              11.13%         6.97%      -            6.98%
 (reflects no deduction for fees, expenses, or
 taxes)(4)
------------------------------------------------------ ------------- ---------- ----------- ------------------
 Lipper High Current Yield Funds Index (reflects no      10.34%        3.99%      -            5.57%
  deduction for fees, expenses, or taxes)(3)
------------------------------------------------------ ------------- ---------- ----------- ------------------
 SHORT-TERM BOND
------------------------------------------------------ ------------- ---------- ----------- ------------------
         Return Before Taxes                             1.98%         3.40%      5.02%        5.95%
------------------------------------------------------ ------------- ---------- ----------- ------------------
         Return After Taxes on Distributions             0.80%         1.53%      2.73%        3.52%
------------------------------------------------------ ------------- ---------- ----------- ------------------
         Return After Taxes on Distributions and         1.28%         1.75%      2.85%        3.63%
         Sale of Fund Shares
------------------------------------------------------ ------------- ---------- ----------- ------------------
 Lehman Brothers U.S. 1-3 Year                            1.30%         5.41%      5.98%        6.56%
 Government/Credit Bond Index (reflects no deduction
 for fees, expenses, or  taxes)(5)
------------------------------------------------------ ------------- ---------- ----------- ------------------
 Lipper Short Investment Grade                            1.36%         4.59%      5.29%        6.01%
 Debt Funds  Average (reflects no deduction for
 fees, expenses, or  taxes)(3)
------------------------------------------------------ ------------- ---------- ----------- ------------------
 SHORT-TERM HIGH YIELD BOND
------------------------------------------------------ ------------- ---------- ----------- ------------------
         Return Before Taxes                             4.40%         3.43%      -            5.02%
------------------------------------------------------ ------------- ---------- ----------- ------------------
         Return After Taxes on Distributions             2.80%         0.95%      -            2.32%
------------------------------------------------------ ------------- ---------- ----------- ------------------
         Return After Taxes on Distributions and         2.84%         1.38%      -            2.60%
         Sale of Fund Shares
------------------------------------------------------ ------------- ---------- ----------- ------------------
 Short-Term High Yield Bond Index III (reflects no        7.68%         6.99%      -            6.58%
 deduction for fees, expenses, or  taxes)(6)
------------------------------------------------------ ------------- ---------- ----------- ------------------
 Lipper High Current Yield Funds Index (reflects no      10.34%        3.99%      -            4.21%
 deduction for fees, expenses, or taxes)(3)

------------------------------------------------------ ------------- ---------- ----------- ------------------

(1) THE CORPORATE BOND FUND, THE GOVERNMENT SECURITIES FUND, AND THE SHORT-TERM BOND FUND COMMENCED OPERATIONS ON DECEMBER 12, 1985, OCTOBER 29, 1986, AND AUGUST 31, 1987, RESPECTIVELY, AND FIRST OFFERED ADVISOR CLASS SHARES ON AUGUST 31, 1999. THE HIGH-YIELD BOND FUND AND THE SHORT-TERM HIGH YIELD BOND FUND COMMENCED OPERATIONS ON DECEMBER 28, 1995, AND JUNE 30, 1997, RESPECTIVELY, AND FIRST OFFERED ADVISOR CLASS SHARES ON FEBRUARY 29, 2000.
(2) THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE SEC-REGISTERED, TAXABLE, AND DOLLAR-DENOMINATED.

(3) THE LIPPER CORPORATE DEBT FUNDS BBB RATED INDEX, THE LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX, THE LIPPER HIGH CURRENT YIELD FUNDS INDEX, AND THE LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE ARE EQUALLY WEIGHTED PERFORMANCE INDICES OF THE LARGEST QUALIFYING FUNDS IN THESE LIPPER CATEGORIES.
(4) THE LEHMAN BROTHERS U.S. HIGH-YIELD BOND INDEX IS THE COMPONENT OF THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX WHICH COVERS THE UNIVERSE OF FIXED RATE, NON-INVESTMENT-GRADE DEBT.
(5) THE LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT/CREDIT BOND INDEX IS THE 1-3 YEAR COMPONENT OF THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX WHICH INCLUDES SECURITIES IN THE GOVERNMENT AND CREDIT INDICES.
(6) THE SHORT-TERM HIGH YIELD BOND INDEX III IS COMPRISED OF 70% MERRILL LYNCH HIGH YIELD U.S. CORPORATES, CASH PAY, BB RATED, 1-5 YEARS INDEX AND THE 30% MERRILL LYNCH HIGH YIELD U.S. CORPORATES, CASH PAY, B RATED, 1-5 YEARS INDEX.


AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

For current yield information on these Funds, call 1-800-368-3863.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

The costs of operating the Funds are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.

The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended October 31, 2004. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Advisor Class shares of each Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares. However, shares of the HIGH-YIELD BOND FUND held for less than 180 calendar days are subject to a redemption fee of 1.00%, based on the redeemed share's market value. Redemption fees are paid directly to the Fund.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                                           NET ANNUAL OPERATING
                                                                     TOTAL ANNUAL                          EXPENSES (AFTER
                                                                     FUND              CONTRACTUAL FEE     CONTRACTUAL WAIVERS
                        MANAGEMENT       12B-1 FEES   OTHER          OPERATING         WAIVERS AND/OR      AND/OR ABSORPTIONS)

FUND                    FEES(1)                       EXPENSES       EXPENSES(2)       ABSORPTIONS         (2)(3)
----------------------- ---------------- ------------ -------------- ----------------- ------------------- ----------------------
Corporate Bond          0.375%           0.25%        0.575%         1.20%             0.033%              1.167%
Government Securities   0.35%            0.25%        0.58%          1.18%             0.025%              1.155%
High-Yield Bond         0.375%           0.25%        0.575%         1.20%             0.025%              1.175%
Short-Term Bond         0.375%           0.25%        0.565%         1.19%             0.033%              1.157%
Short-Term High Yield   0.375%           0.25%        0.575%         1.20%             0.033%              1.167%
Bond


(1) THE FUNDS HAVE A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE DESIGNATED LEVELS.
(2) TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT REFLECT VOLUNTARY WAIVERS OF FEES AND/OR EXPENSE ABSORPTIONS FOR THE CORPORATE BOND FUND, GOVERNMENT SECURITIES FUND, HIGH-YIELD BOND FUND, SHORT-TERM BOND FUND, AND SHORT-TERM HIGH YIELD BOND FUND. WITH WAIVERS AND/OR EXPENSE ABSORPTIONS, THE NET ANNUAL OPERATING EXPENSES AS OF OCTOBER 31, 2004, WERE: CORPORATE BOND FUND, 1.12%, GOVERNMENT SECURITIES FUND, 1.12%, HIGH-YIELD BOND FUND, 1.13%, SHORT-TERM BOND FUND, 1.12%, SHORT-TERM HIGH YIELD BOND FUND, 1.12%. VOLUNTARY WAIVERS AND/OR ABSORPTIONS MAY BE MODIFIED OR TERMINATED AT ANY TIME.
(3) PURSUANT TO THE DIRECTION OF THE BOARD AND CERTAIN REGULATORY SETTLEMENTS, STRONG CAPITAL MANAGEMENT, INC. OR ITS AFFILIATES HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES IN THE AMOUNT OF 0.025% FOR THE GOVERNMENT SECURITIES FUND AND THE HIGH-YIELD BOND FUND AND 0.033% FOR THE CORPORATE BOND FUND, THE SHORT-TERM BOND FUND, AND THE SHORT-TERM HIGH YIELD BOND FUND UNTIL MAY 21, 2005.


EXAMPLE: This example is intended to help you compare the cost of investing in each Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                                     1 YEAR           3 YEARS           5 YEARS          10 YEARS
---------------------------------------- ---------------- ----------------- ---------------- ----------------
Corporate Bond                           $119             $378              $656             $1,452
Government Securities                    $118             $372              $647             $1,430
High-Yield Bond                          $120             $378              $657             $1,452
Short-Term Bond                          $118             $375              $651             $1,440
Short-Term High Yield Bond               $119             $378              $656             $1,452

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

THE INVESTMENT ADVISOR

Wells Fargo Funds Management, LLC (Funds Management) serves as the investment advisor for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' advisor is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisors, who are responsible for the day-to-day portfolio management of the Funds. As of December 31, 2004, Funds Management managed over $80 billion in assets.

Strong Capital Management, Inc., (Strong), located at 100 Heritage Reserve, Menomonee Falls, WI 53051, was the investment advisor for the Funds through December 31, 2004. The management fees paid to Strong during the most recent fiscal year were the same as those being paid to Funds Management, as shown below.

THE SUB-ADVISOR
Wells Capital Management Incorporated (Wells Capital Management), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-advisor for each of the Funds. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $129 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as advisor to the Funds.

As compensation for its advisory services, each Fund pays Funds Management a management fee at the annual rate specified below of the average daily net asset value of that Fund.


                                                FOR ASSETS UNDER         FOR THE NEXT              FOR ASSETS
FUND                                               $4 BILLION         $2 BILLION ASSETS       $6 BILLION AND ABOVE
----------------------------------------------- ------------------ ------------------------- -----------------------
Corporate Bond                                       0.375%                 0.35%                     0.325%
Government Securities                                 0.35%                 0.325%                    0.30%
High-Yield Bond                                      0.375%                 0.35%                     0.325%
Short-Term Bond                                      0.375%                 0.35%                     0.325%
Short-Term High Yield Bond                           0.375%                 0.35%                     0.325%

The following individuals are the Funds' Portfolio Managers.


W. FRANK KOSTER joined Wells Capital Management in January 2005 and co-manages the GOVERNMENT SECURITIES FUND. Prior to joining Wells Capital Management, Mr. Koster co- managed the GOVERNMENT SECURITIES FUND for Strong since April 2004. From March 2001 to January 2005, Mr. Koster was also a Portfolio Manager for Strong's institutional fixed-income accounts. From December 2000 to March 2001, he was a fixed-income product specialist, and from March 1999 to December 2000, he was a Senior Vice President of Strong's Institutional Business Group. Mr. Koster received his bachelor's degree in economics from The College of Wooster in 1979.

JAY N. MUELLER, CFA, joined Wells Capital Management in January 2005 and co-manages the GOVERNMENT SECURITIES FUND and the SHORT-TERM BOND FUND. Prior to joining Wells Capital Management, he was a Portfolio Manager for Strong and co-managed the GOVERNMENT SECURITIES FUND and SHORT-TERM BOND FUND since April 2004. He joined Strong in September 1991. Mr. Mueller was the Director of Fixed Income from July 2002 to July 2004. Mr. Mueller received his bachelor's degree in economics from the University of Chicago in 1982.

D. JAMES NEWTON II, CFA, CPA, joined Wells Capital Management in January 2005 and co-manages the Corporate Bond Fund. He has co-managed the Fund since January 2005. Mr. Newton joined Strong in October 2002 as a high-grade, fixed-income analyst. Mr. Newton was an investment-grade credit analyst and private placement analyst at Northwestern Mutual Life Insurance Company from July 1998 to October 2002. He received his master's of business administration degree from the University of Michigan and a bachelor's degree in economics from Albion College.

THOMAS M. PRICE, CFA, joined Wells Capital Management in January 2005 and manages the HIGH-YIELD BOND FUND and the SHORT-TERM HIGH YIELD BOND FUND and co-manages the SHORT-TERM BOND FUND. Prior to joining Wells Capital Management, Mr. Price was a fixed income Portfolio Manager for Strong. Mr. Price has managed or co-managed the HIGH-YIELD BOND FUND and the SHORT-TERM HIGH YIELD BOND FUND since May 1998, and has co-managed the SHORT-TERM BOND FUND since July 2002. He joined Strong in April 1996 as a research analyst and became a fixed income Portfolio Co-Manager in May 1998. He received his bachelor's degree of business administration in finance from the University of Michigan in 1989 and his master's of management degree in finance from the Kellogg Graduate School of Management, Northwestern University, in 1992.

JANET S. RILLING, CFA, CPA, joined Wells Capital Management in January 2005 and co-manages the CORPORATE BOND FUND. Prior to joining Wells Capital Management, Ms. Rilling was a Portfolio Manager for Strong where she managed or co-managed the CORPORATE BOND FUND since October 2000. She joined Strong in July 1995 as a research analyst. She received her bachelor's degree in accounting and finance from the University of Wisconsin in 1990 and her master's of business administration degree in finance from the University of Wisconsin in 1995.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

LEGAL AND REGULATORY MATTERS


On or about May 20, 2004, Strong Capital Management, Inc. (SCM), the Fund's former investment advisor, Strong Investor Services, Inc. (SIS), the Fund's administrator, and Strong Investments, Inc., the Fund's distributor (collectively, "Strong"), former Strong chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin
Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions.

Among other things, the settlements required SCM to pay $40 million in investor restoration and $40 million in civil penalties and Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. An independent distribution consultant will develop a distribution plan, which will then be submitted to the SEC and SCM. Once the plan has been approved , all settlement monies will be distributed in accordance with this plan. In addition, the settlement required SCM to reduce Fund fees, which would be binding by any successor investment advisor to the Strong Funds, including Funds Management. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings.

There are multiple outstanding class and derivative actions (Actions) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. By virtue of a series of orders dated beginning February 20, 2004, the United States Judicial Panel for Multi District Litigation (MDL) ordered the transfer of all Actions then pending in federal court to the District of Maryland for pre-trial coordination with cases involving other mutual fund families subject to similar claims. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. One state Action was not removed to federal court and thus was not consolidated into the MDL Consolidated Actions, but that Action has been stayed. Motions to dismiss the amended complaints were scheduled to be filed in February 2005.


The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

PERCENTAGE RESTRICTIONS

Each Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which each Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause a Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Each Fund has adopted a non-fundamental policy to provide 60 days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region.

A WORD ABOUT CREDIT QUALITY

Credit quality measures the issuer's expected ability to pay interest and principal payments on time for a specific type of investment. Credit quality ratings are of two types: long-term and short-term, and each type of credit rating distinguishes between investment-grade and non-investment-grade credit quality. In this prospectus, we may discuss credit quality by referring to "higher quality," "medium quality," "lower quality," and "in default." Investment-grade securities are those securities we describe as "higher" or "medium quality," and non-investment-grade securities (also called high-yield securities or "junk bonds") are those securities we describe as "lower quality" or "in default." The following chart shows the credit quality breakdown and relates each type to Standard & Poor's (S&P) long-term credit ratings:


      CREDIT QUALITY                       S&P'S                        S&P'S RATINGS
                                        DEFINITION                          GROUP
      --------------- ------------------------------------------------ -----------------
      --------------- ------------------------------------------------ -----------------
      Higher          Extremely strong capacity to meet financial      AAA
                      commitment
                      ------------------------------------------------ -----------------
                      Very strong capacity to meet financial           AA
                      commitment
                      ------------------------------------------------ -----------------
                      Strong capacity to meet financial commitment     A
      --------------- ------------------------------------------------ -----------------
      Medium          Adverse conditions or changing circumstances     BBB
                      are more likely to lead to a weakened capacity
                      to meet financial commitment
      --------------- ------------------------------------------------ -----------------
      Lower           Uncertainties or adverse conditions could lead   BB
                      to an inadequate capacity to meet financial
                      commitment
                      ------------------------------------------------ -----------------
                      ------------------------------------------------ -----------------
                      Adverse conditions will likely impair capacity   B
                      or willingness to meet financial commitment
                      ------------------------------------------------ -----------------
                      ------------------------------------------------ -----------------
                      Adverse conditions will likely cause no          CCC
                      capacity to meet financial commitment
                      ------------------------------------------------ -----------------
                      ------------------------------------------------ -----------------
                      Currently highly vulnerable to nonpayment        CC or C
      --------------- ------------------------------------------------ -----------------
      In default      Probably in default                              D
      --------------- ------------------------------------------------ -----------------

Note:  S&P is only one example of a  nationally  recognized  statistical  rating
organization.   Other  rating   organizations   use  similar  long-term  ratings
definitions.


A security's credit quality rating is determined at the time of investment through credit research and analysis and, where available, on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a security is in a specific credit-quality rating category, the highest rating (or, for the HIGH-YIELD BOND and SHORT-TERM HIGH YIELD BOND FUNDS, the lowest rating) assigned to a security by any NRSRO may be used. If a security is not rated by a NRSRO, internal credit research and analysis is used to rate the security. Investments in lower-quality securities (especially non-rated securities) will be more dependent on internal credit analysis than would be higher- and medium-quality securities.


Some Funds may invest in lower-quality securities, and a higher- or medium-quality security may be downgraded after the Fund's investment.
Lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, obligor, or guarantor. Also, lower-quality securities are less liquid, meaning that they may be harder to sell than comparable securities of higher quality because the demand for them may be lower and there may be fewer potential buyers, and they have a higher risk of becoming illiquid. This lack of liquidity may lower the value of these securities, the Fund's net assets, and your investment.

COMPARING THE FUNDS

The following will help you to distinguish among the Funds and determine their suitability for your investment needs:

                                    EXPECTED AVERAGE    CREDIT QUALITY AT TIME OF
FUND                                EFFECTIVE MATURITY  INVESTMENT
----------------------------------- ------------------- --------------------------------
Corporate Bond                      7 to 12 years       75% to 100% higher or
                                                        medium quality
                                                        Up to 25% lower quality
----------------------------------- ------------------- --------------------------------
Government Securities               3 to 15 years       100% higher or medium quality
----------------------------------- ------------------- --------------------------------
High-Yield Bond                     3 to 10 years       80% to 100% lower quality
                                                        Up to 10% in default
                                                        Up to  20%  higher  and  medium
                                                        quality
----------------------------------- ------------------- --------------------------------
Short-Term Bond                     3 years or less     75% to 100% higher or medium
                                                        quality
                                                        Up to 25% lower quality
----------------------------------- ------------------- --------------------------------
Short-Term High Yield Bond          3 years or less     80% to 100% lower quality
                                                        Up to 20% higher or medium
                                                        quality
----------------------------------- ------------------- --------------------------------

FINANCIAL HIGHLIGHTS

This information describes the performance of the Advisor Class shares of each Fund for the periods shown. Certain information reflects financial results for a single Advisor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Advisor Class shares of each Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

STRONG CORPORATE BOND FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------
                                                             Oct.  31, Oct.  31,  Oct. 31,    Oct. 31,   Oct. 31,
SELECTED PER-SHARE DATA(A)                                     2004       2003       2002       2001       2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $   10.42  $    9.54  $   10.80  $   10.42  $   10.59
Income From Investment Operations:
   Net Investment Income (Loss)                                   0.49       0.52       0.63       0.74       0.73
   Net Realized and Unrealized Gains (Losses) on Investments      0.25       0.88      (1.25)      0.38      (0.17)
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               0.74       1.40      (0.62)      1.12       0.56
Less Distributions:
   From Net Investment Income                                    (0.49)     (0.52)     (0.64)     (0.74)     (0.73)
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                           (0.49)     (0.52)     (0.64)     (0.74)     (0.73)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $   10.67  $   10.42  $    9.54  $   10.80  $   10.42
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
   Total Return                                                  +7.29%    +14.89%     -5.84%    +10.98%     +5.49%
   Net Assets, End of Period (In Millions)                   $      20  $      29  $      31  $      32  $       7
   Ratio of Expenses to Average Net Assets before Expense
   Offsets                                                         1.2%       1.2%       1.2%       1.3%       1.1%
   Ratio of Expenses to Average Net Assets                         1.1%       1.1%       1.1%       1.1%       1.1%
   Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                          4.7%       5.1%       6.4%       6.7%       6.9%
   Portfolio Turnover Rate(b)                                    133.2%     204.8%     411.5%     341.4%     293.9%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG GOVERNMENT SECURITIES FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------
                                                                 Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
SELECTED PER-SHARE DATA(A)                                         2004      2003      2002      2001      2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $  11.05  $  11.35  $  11.25  $  10.33  $  10.22
Income From Investment Operations:
   Net Investment Income (Loss)                                      0.25      0.25      0.42      0.54      0.56
   Net Realized and Unrealized Gains (Losses) on Investments         0.21      0.07      0.30      0.92      0.11
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  0.46      0.32      0.72      1.46      0.67
Less Distributions:
   From Net Investment Income                                       (0.35)    (0.36)    (0.46)    (0.54)    (0.56)
   From Net Realized Gains                                          (0.23)    (0.26)    (0.16)       --         --
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                              (0.58)    (0.62)    (0.62)    (0.54)    (0.56)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  10.93  $  11.05  $  11.35  $  11.25  $  10.33
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
   Total Return                                                     +4.27%    +2.89%    +6.77%   +14.50%    +6.76%
   Net Assets, End of Period (In Millions)                       $    76   $   121   $   107   $    12   $     0(c)
   Ratio of Expenses to Average Net Assets before Expense
   Offsets                                                            1.2%      1.1%      1.1%      1.4%      1.9%
   Ratio of Expenses to Average Net Assets                            1.1%      1.1%      1.1%      1.1%      1.1%
   Ratio of Net Investment Income (Loss) to Average Net Assets        2.6%      2.3%      3.7%      4.5%      5.5%
   Portfolio Turnover Rate(b)                                       389.5%    530.9%    519.2%    552.2%    373.3%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c)  Amount is less than $500,000.



STRONG HIGH-YIELD BOND FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------
                                                               Oct. 31,  Oct. 31,   Oct. 31,  Oct. 31,   Oct. 31,
SELECTED PER-SHARE DATA(A)                                       2004      2003       2002      2001      2000(b)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $   7.49  $   6.31   $   7.74  $   9.67   $  10.78
Income From Investment Operations:
   Net Investment Income (Loss)                                    0.53      0.55       0.77      1.01       0.75
   Net Realized and Unrealized Gains (Losses) on Investments       0.35      1.18      (1.43)    (1.93)     (1.11)
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                0.88      1.73      (0.66)    (0.92)     (0.36)
Less Distributions:
   From Net Investment Income                                     (0.53)    (0.55)     (0.77)    (1.01)     (0.75)
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                            (0.53)    (0.55)     (0.77)    (1.01)     (0.75)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $   7.84  $   7.49   $   6.31  $   7.74   $   9.67
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
   Total Return                                                  +12.11%   +28.39%     -9.44%   -10.28%     -3.44%
   Net Assets, End of Period (In Millions)                     $     22  $     30   $     17  $     15   $      0(d)
   Ratio of Expenses to Average Net Assets before Expense
   Offsets                                                          1.2%      1.2%       1.2%      1.6%       1.2%*
   Ratio of Expenses to Average Net Assets                          1.1%      1.1%       1.1%      1.1%       1.1%*
   Ratio of Net Investment Income (Loss) to Average Net Assets      6.9%      7.7%      10.4%     11.3%      10.7%*
   Portfolio Turnover Rate(c)                                     133.4%    171.7%     120.3%    114.4%     103.8%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from February 29, 2000 (commencement of class) to October 31, 2000.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)  Amount is less than $500,000.


STRONG SHORT-TERM BOND FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------
                                                                 Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,   Oct. 31,
SELECTED PER-SHARE DATA(A)                                         2004      2003      2002      2001       2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $   8.81  $   8.78  $   9.40  $   9.34   $   9.41
Income From Investment Operations:
   Net Investment Income (Loss)                                      0.26      0.29      0.42      0.58       0.60
   Net Realized and Unrealized Gains (Losses) on Investments        (0.01)     0.07     (0.60)     0.06      (0.07)
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  0.25      0.36     (0.18)     0.64       0.53
Less Distributions:
   From Net Investment Income                                       (0.29)    (0.33)    (0.44)    (0.58)     (0.60)
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                              (0.29)    (0.33)    (0.44)    (0.58)     (0.60)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $   8.77  $   8.81  $   8.78  $   9.40   $   9.34
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
   Total Return                                                     +2.87%    +4.19%    -1.89%    +6.93%     +5.81%
   Net Assets, End of Period (In Millions)                       $    10   $    14   $     9   $    10    $     0(b)
   Ratio of Expenses to Average Net Assets before Expense
   Offsets                                                            1.2%      1.2%      1.2%      1.3%       2.0%
   Ratio of Expenses to Average Net Assets                            1.1%      1.1%      1.1%      1.1%       1.1%
   Ratio of Net Investment Income (Loss) to Average Net Assets        3.0%      3.1%      4.7%      5.5%       6.5%
   Portfolio Turnover Rate(c)                                        36.7%     97.4%    154.3%    129.3%      94.1%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Amount is less than $500,000.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


STRONG SHORT-TERM HIGH YIELD BOND FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------
                                                         Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
SELECTED PER-SHARE DATA(A)                                 2004        2003        2002        2001      2000(b)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $    8.66   $    8.28   $    8.93   $    9.88   $   10.05
Income From Investment Operations:
   Net Investment Income (Loss)                              0.39        0.46        0.60        0.79        0.51
   Net Realized and Unrealized Gains (Losses) on
   Investments                                               0.03        0.38       (0.65)      (0.95)      (0.17)
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                          0.42        0.84       (0.05)      (0.16)       0.34
Less Distributions:
   From Net Investment Income                               (0.39)      (0.46)      (0.60)      (0.79)      (0.51)
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                      (0.39)      (0.46)      (0.60)      (0.79)      (0.51)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $    8.69   $    8.66   $    8.28   $    8.93   $    9.88
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
   Total Return                                             +4.96%     +10.35%      -0.68%      -1.92%      +3.52%
   Net Assets, End of Period (In Millions)              $      56   $      73   $      28   $      18   $       0(c)
   Ratio of Expenses to Average Net Assets before
   Expense Offsets                                            1.2%        1.2%        1.2%        1.3%        1.2%*
   Ratio of Expenses to Average Net Assets                    1.1%        1.1%        1.1%        1.1%        1.1%*
   Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                 4.5%        5.2%        6.8%        7.9%        7.6%*
   Portfolio Turnover Rate(d)                                70.8%      116.7%       86.1%       72.9%       66.8%


*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from February 29, 2000 (commencement of class) to October 31, 2000.
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR ACCOUNT

SHARE PRICE

Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the value of the securities in a Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. The value of debt securities in the Fund's portfolio may be determined by an independent pricing service that utilizes matrix pricing and/or pricing models to derive a price for a normal, institutional-sized trading unit of a security, and for non-rated or thinly traded securities. Matrix pricing and/or pricing models may utilize cash-flow models as well as asset valuations and trading data for comparable securities. The price evaluation made by a pricing service is not a guarantee that an individual security held by the Fund can be sold for that particular price at any particular time.

FAIR VALUE PRICING
If pricing service information or broker quotations are not readily available (e.g. for newly issued fixed-income securities or fixed-income securities for which settlement is delayed), the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.

((Side Box))
------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.
------------------------------------------------------

FOREIGN SECURITIES
Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the value of a Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate a Fund's NAV, including movements of the domestic market, generally will be reflected in a Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.

12B-1 FEES

Each Fund has adopted a Rule 12b-1 distribution and service plan for its Advisor Class shares. Under the distribution and service plan, each Fund pays Strong Investments, Inc. (Distributor), or others (e.g., broker-dealers or financial advisors) a 12b-1 fee of 0.25% of average daily net assets to sell Advisor Class shares and/or provide ongoing account services to distributors and shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These 12b-1 fees also compensate the Distributor for other expenses including: (1) printing and distributing prospectuses to persons other than shareholders and (2) preparing, printing, and distributing advertising and sales literature and reports to shareholders used for sales purposes. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. We and/or an affiliate, including the Distributor, may make payments from our own resources to brokers, financial advisors, or others for selling or servicing Fund shares.

MANAGING YOUR ACCOUNT

This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.


On or about March 11, 2005, Boston Financial Data Services, Inc. is expected to provide transfer agent and recordkeeping services for the Strong Funds. As a result, you may experience some changes to the account services set forth below. During this time, please contact a customer service representative for additional information regarding ways to manage your account.


THROUGH THIRD PARTIES
When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third-party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund generally requires financial intermediaries to transact through a registered clearing agency, such as National Securities Clearing Corporation (NSCC). Consult your financial intermediary for details. Broker-dealers, including the Distributor and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Funds. Contact your financial intermediary or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:

     o   OPEN AN ACCOUNT
     o   MAKE ADDITIONAL INVESTMENTS
     o   EXCHANGE SHARES
     o   SELL SHARES

AUTOMATICALLY
Your financial intermediary can assist you in managing your account through automatic investment options in the following way:

     o   MAKE ADDITIONAL INVESTMENTS

         DIVIDENDS AND CAPITAL GAINS: Your dividends and capital gains distribution will be automatically reinvested in additional shares, unless your financial intermediary directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Strong Fund, have them electronically forwarded to your financial intermediary, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, a Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please contact your financial advisor or call us at 1-800-368-1683.

BY WIRE
Please call your financial intermediary for wire instructions. Your financial intermediary can assist you in managing your account by wire in the following ways:

     o   MAKE ADDITIONAL INVESTMENTS
     o   SELL SHARES
         For  the   applicable   fee,  if  any,  you  can  call  your  financial
         intermediary to have the proceeds wired to a pre-authorized bank account.

INVESTMENT MINIMUMS

When buying shares, you must meet the following investment minimum requirements:

                                             INITIAL INVESTMENT MINIMUM           ADDITIONAL INVESTMENT MINIMUM
-------------------------------------------- ------------------------------------ -------------------------------------
Regular accounts                             $2,500                               $100
-------------------------------------------- ------------------------------------ -------------------------------------
Coverdell   Education   Savings   Accounts,  $1,000                               $100
traditional  IRAs, Roth IRAs, SEP IRAs, and
UGMA/UTMA accounts
-------------------------------------------- ------------------------------------ -------------------------------------
SIMPLE IRAs and  403(b)(7),  Keogh,  Pension the lesser of $250 or $25 per month
$50 Plan, Profit Sharing Plan, and 401(k)
Plan accounts*
-------------------------------------------- ------------------------------------ -------------------------------------

*IF YOU OPEN AN EMPLOYER-SPONSORED RETIREMENT PLAN ACCOUNT FOR WHICH WELLS FARGO INSTITUTIONAL TRUST SERVICES PROVIDES OR FOR WHICH AN ALLIANCE PARTNER PROVIDES DOCUMENT OR ADMINISTRATIVE SERVICES, THERE IS NO INITIAL INVESTMENT MINIMUM.

ADDITIONAL INFORMATION

ACCOUNT OPTIONS AND SERVICES
Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Ask your financial advisor, visit our web site, or call a customer service representative for more information.

CLEARING AGENCY TRANSACTIONS
We use reasonable procedures to confirm that transactions through a clearing agency are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received through a clearing agency, provided we reasonably believe the instructions were genuine. Contact us or your financial intermediary immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

CUSTOMER IDENTIFICATION REQUIREMENT
We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.

DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements, sharedrafts, and tax forms. Please call a customer service representative for more information.

EARLY REDEMPTION FEE
The HIGH-YIELD BOND FUND assesses a 1.00% fee, based on redemptions (including exchanges) of Fund shares held for less than 180 calendar days. Redemption fees will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the 180 calendar day holding period. Redemption fees are not applicable to shares purchased by or through Qualified Tuition Programs established under Section 529 of the Internal Revenue Code, certain advisory wrap programs, Keogh/qualified retirement plans, pension plans, profit-sharing plans, 401(k) plans, 403(b) plans, retirement plan trusts, defined contribution plans, and reinvested dividends and distributions.

EXCHANGING SHARES

An exchange of shares between Strong Fund accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds assess a redemption fee, as described in the appropriate Fund's prospectus. The HIGH-YIELD BOND FUND assesses an early redemption fee of 1.00%, based on the redeemed share's market value, for shares held less than 180 calendar days. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds.


INVESTMENTS BY CHECK OR WIRE

Please remember to submit separate checks or wires for investments in the Strong Funds and investments in other products offered through Strong Investments, Inc. (e.g. qualified tuition programs).


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to disclosure of its portfolio securities is available in the Fund's statement of additional information. Portfolio holdings information is available at www.Strong.com/holdings. This includes a schedule of investments, which is available as of the end of a month after a one-month lag, and top ten holdings, which are available on a quarterly, 30-day delayed basis. These portfolio holdings remain available on the web site at least until the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the web site information is current.


PURCHASES IN KIND
You may, if we approve, purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

PURCHASING SHARES
We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the STRONG MONEY MARKET FUND. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the STRONG MONEY MARKET FUND, at the next NAV calculated after we accept your order.

RETIREMENT ACCOUNTS
You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 and a $50 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes unless you transfer all of the proceeds to an eligible retirement plan.

SELLING SHARES

After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). Proceeds transmitted electronically will usually arrive at your bank two banking days after we process your transaction. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If no direction is provided as to how or where to deliver the proceeds, we will mail a check to the address on the account. Because the post office will not forward checks, please notify us if your address has changed. If you recently purchased shares, the payment of your redemption may be delayed up to ten days to allow the purchase payment to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuations the account balance is less than the requested amount, we will redeem the remaining account balance. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section for details.


SHORT-TERM TRADING
The Fund's Board of Directors has approved policies and procedures under which the Fund attempts to deter short-term trading. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions;
(3) the time frame between which purchases and redemptions are executed, including exchanges and sharedrafts (for bond funds offering checkwriting); and
(4) the Fund's asset size. Shareholders who purchase shares and then redeem within thirty-five calendar days, using the last-in, first-out method to determine the holding period, have executed a short-term trade and may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities; (2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a change to, discontinuance of, or temporary suspension of any or all account services. Regularly scheduled automatic investment, automatic exchange, and systematic withdrawal plans established with or payroll direct deposits identifiable by the Fund's transfer agent or the Distributor are generally excluded from consideration. If, however, you routinely execute a redemption within thirty-five calendar days of a purchase made using your automatic investment plan, automatic exchange plan, or payroll direct deposit, you may be subject, without prior notice, to one or more of the aforementioned actions by or on behalf of the Fund. The Fund or its agent may also make exceptions on a case-by-case basis if they are reported at least quarterly to the Fund's Board. Please see the "Reserved Rights" section for the Fund's additional reserved rights. Intermediaries may also impose different or more restrictive policies to deter short-term trading in mutual funds offered through third parties. For example, intermediaries may restrict purchases in all mutual funds that third parties offer after a client has been restricted by a certain number of mutual fund families, which may or may not include the Strong Funds.

Although the Fund attempts to deter short-term trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by underlying shareholders in such accounts and the administrators of the accounts may impose different or no restrictions on this type of trading by underlying shareholders. Therefore, the Fund cannot always know about or reasonably be expected to detect short-term trading. If the Fund is unable to deter this type of trading, it may adversely affect the performance of the Fund, including by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses.

The Fund has no special arrangements in place with any person to permit the short-term trading of Fund shares.

SIGNATURE GUARANTEES
A Medallion signature guarantee is designed to protect shareholders and a Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:


     o When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong Fund account,
     o When establishing a bank address with no owner(s) in common with the Strong Fund account owner(s), or when all Strong Fund joint account owners are not also bank account owners,

     o When transferring the ownership of an account to another individual or organization,
     o When requesting to redeem or redeposit shares that have been issued in certificate form,
     o If adding/changing a name or adding/removing an owner on an account, and
     o    If adding/changing the beneficiary on a transfer-on-death account.

A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).

A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS

DISTRIBUTION POLICY
To the extent they are available, each Fund generally pays you dividends from net investment income monthly and distributes any net realized capital gains at least annually. Dividends are declared on each Business Day, except for bank holidays. Under normal circumstances, dividends earned on weekends, holidays, and other days when the Fund's NAV is not calculated are declared on the first
Business Day preceding these days. Your investment generally earns dividends from the first Business Day after we accept your purchase order. Please note, for purposes of determining when your investment begins earning dividends, proper purchase orders placed after the calculation of the Fund's NAV each day are normally accepted the next Business Day. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Advisor Class shares of the Fund unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please contact your financial advisor or call us at 1-800-368-1683.

TAXES

TAXABLE DISTRIBUTIONS
For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading approach of the CORPORATE BOND FUND, the GOVERNMENT SECURITIES FUND, and the HIGH-YIELD BOND FUND may increase the amount of capital gains distributions. Please note, however, under federal law, the interest income earned from U.S. Treasury securities may be exempt from state and local taxes. Most states allow mutual funds to pass through that exemption to their shareholders, although there are conditions to this exemption in some states.

RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.

YEAR-END TAX STATEMENT
To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income, dividends
(designating qualified dividend income), and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS

We reserve the right to:

     o Refuse, change, discontinue, or temporarily suspend account services, including, but not limited to, exchange, automatic investment or redemption plans, or telephone, and facsimile services, for any reason.

     o Reject any purchase request for any reason including exchanges from other Strong Funds and automatic investment plan purchases.

     o    Change the minimum or maximum investment amounts.

     o    Delay sending out redemption proceeds for up to seven days.

     o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

     o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of a Fund's assets.

     o Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

     o    Waive the initial investment minimum at our discretion.

     o Reject any purchase or redemption request that does not contain all required documentation.

     o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders, which are available online or upon request at the addresses and phone numbers listed below. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI, which is available online or upon request at the addresses and phone number listed below, contains more details about investment policies, strategies, risks, and techniques. It also contains a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                        BY OVERNIGHT DELIVERY

1-800-368-1683                      PRIOR TO MARCH 11, 2005

                                    Strong Funds
                                    One Hundred Heritage Reserve

BY MAIL                             Menomonee Falls, WI 53051

PRIOR TO MARCH 11, 2005
Strong Funds                        BEGINNING ON MARCH 11, 2005
P.O. Box 2936                       Strong Funds
Milwaukee, WI 53201-2936            Attn: CCSU - Boston Financial
                                    66 Brooks Drive
BEGINNING ON MARCH 11, 2005         Braintree, MA 02184
Strong Funds
P.O.  Box 8266                      ON THE INTERNET  Boston,  MA  02266-8266
                                    View online or download
                                    documents:

                                    SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE SEC AT
(202) 942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV.


Strong Corporate Bond Fund, a series of Strong Corporate Bond Fund, Inc., SEC file number: 811-4390
Strong Government Securities Fund, a series of Strong Government Securities Fund, Inc., SEC file number: 811-4798
Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund, each a series of Strong Income Funds, Inc., SEC file number: 811-6195
Strong Short-Term Bond Fund, a series of Strong Short-Term Bond Fund, Inc., SEC file number: 811-5108




RT49148 03-05                                                       WH3140 03-05

                                                      Prospectus | MARCH 1, 2005



[INSTITUTIONAL CLASS (written vertically)]




                                                                   STRONG Income
                                                                           FUNDS


                                              [PICTURE OF MAN AND BOY IN LEAVES]







                                      Strong Advisor Bond Fund
                            Strong Advisor Municipal Bond Fund
                                    Strong Corporate Bond Fund
                             Strong Government Securities Fund
                                   Strong High-Yield Bond Fund
                                   Strong Short-Term Bond Fund





                                                            STRONG [STRONG LOGO]



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

REORGANIZATION OF STRONG FUNDS On December 10, 2004, or December 22, 2004, shareholders of the Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (Reorganization) as shown in the table that follows and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC (Funds Management) and certain sub-advisors (Interim Agreements). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005 (Conversion Date); the last day that a net asset value will be calculated for the Strong Funds is April 8, 2005. More detailed information about the Reorganization can be found in the Combined Prospectus/Proxy Statement dated October 26, 2004. To obtain a free copy, please call 1-800-368-3863 or visit the SEC's web site at www.sec.gov.


------------------------------------------------------------ ---------------------------------------------------------

STRONG FUND                                                  WELLS FARGO ADVANTAGE FUND
------------------------------------------------------------ ---------------------------------------------------------
Strong Advisor Bond Fund                                     Wells Fargo Advantage Total Return Bond Fund
------------------------------------------------------------ ---------------------------------------------------------
Strong Advisor Municipal Bond Fund                           Wells Fargo Advantage Municipal Bond Fund
------------------------------------------------------------ ---------------------------------------------------------
Strong Corporate Bond Fund                                   Wells Fargo Advantage Corporate Bond Fund
------------------------------------------------------------ ---------------------------------------------------------
Strong Government Securities Fund                            Wells Fargo Advantage Government Securities Fund
------------------------------------------------------------ ---------------------------------------------------------
Strong High-Yield Bond Fund                                  Wells Fargo Advantage High Income Fund
------------------------------------------------------------ ---------------------------------------------------------
Strong Short-Term Bond Fund                                  Wells Fargo Advantage Short-Term Bond Fund

------------------------------------------------------------ ---------------------------------------------------------


On the Conversion Date, the value of shareholders' accounts in each Strong Fund will automatically be converted into shares of the designated Wells Fargo Advantage Fund with a value equivalent to the value of the account in the respective Strong Fund. The conversions are expected to occur on a federal tax-free basis. Before the Conversion Date, if you would like to arrange an exchange or redemption of your Strong Fund shares, you may call us at 1-800-368-3863. PLEASE BE AWARE, HOWEVER, THAT A REDEMPTION OR EXCHANGE IS A TAXABLE EVENT THAT, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES, MAY RESULT IN A TAX LIABILITY FOR YOU. IN ADDITION, YOUR REDEMPTION WOULD BE SUBJECT TO ANY APPLICABLE REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE.

TABLE OF CONTENTS


YOUR INVESTMENT

KEY INFORMATION

What are the Funds' objectives?................................................1

What are the Funds' principal investment strategies?...........................1

What are the main risks of investing in the Funds?.............................4

What are the Funds' fees and expenses?........................................15


Who are the Funds' investment advisor and portfolio managers?................ 17


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


Legal and Regulatory Matters................................................ 22

Percentage Restrictions..................................................... 23

A Word About Credit Quality................................................. 24

Comparing the Funds......................................................... 26

Taxable Investments......................................................... 27

If You Are Subject to the Alternative Minimum Tax........................... 27

Financial Highlights........................................................ 28


YOUR ACCOUNT

Share Price................................................................. 35

Managing Your Account....................................................... 36

Investment Minimums......................................................... 39

Additional Information...................................................... 39

Distributions............................................................... 45

Taxes....................................................................... 45

Reserved Rights............................................................. 48

For More Information........................................................ 50


IN THIS PROSPECTUS, "WE," "US" AND "OUR" GENERALLY REFER TO WELLS FARGO FUNDS MANAGEMENT, LLC (FUNDS MANAGEMENT), THE FUNDS' INVESTMENT ADVISOR. "WE," "US," AND "OUR" MAY ALSO REFER TO THE FUNDS' OTHER SERVICE PROVIDERS. "YOU" REFERS TO THE SHAREHOLDER OR POTENTIAL INVESTOR.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?

The STRONG ADVISOR BOND FUND seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

The STRONG ADVISOR MUNICIPAL BOND FUND seeks total return by investing for a high level of federal tax-exempt current income.

The STRONG CORPORATE BOND FUND seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

The STRONG GOVERNMENT SECURITIES FUND seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

The STRONG HIGH-YIELD BOND FUND seeks total return by investing for a high level of current income and capital growth.

The STRONG SHORT-TERM BOND FUND seeks total return by investing for a high level of current income with a low degree of share-price fluctuation.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

The ADVISOR BOND FUND invests, under normal conditions, at least 80% of its net assets in higher- and medium-quality corporate, mortgage- and asset-backed, U.S. Government (and its agencies and instrumentalities), and foreign government bonds. The Fund's duration will normally vary between three and six years. The Fund may also invest up to 20% of its net assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). These high-yield bonds may be either U.S. or foreign securities. The Fund may invest a significant amount in mortgage-backed and asset-backed securities. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

((Side Box))
--------------------------------------------------------------------------------
DURATION is a general measure of risk that indicates the sensitivity of a bond portfolio to changes in interest rates. The higher the duration, the greater the potential share-price volatility of the Fund.
--------------------------------------------------------------------------------


The ADVISOR MUNICIPAL BOND FUND invests, under normal conditions, at least 80% of its net assets in municipal bonds. At least 75% of the Fund's net assets will be invested in higher-quality securities (e.g., securities rated AAA through A by Standard & Poor's Ratings Group (S&P)) as determined at the time of purchase. Under normal conditions, the Fund expects to invest primarily in municipal bonds whose interest is exempt from the federal alternative minimum tax (AMT). The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The Fund typically maintains an average effective maturity of between 5 and 20 years.

The CORPORATE BOND FUND invests, under normal conditions, at least 80% of its net assets in bonds issued by corporations or similar entities. Under normal conditions, the Fund invests at least 75% of its net assets in investment-grade debt obligations. To increase the income it pays out, it may also invest up to 25% of its net assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). The Fund's average effective maturity will normally be between 7 and 12 years. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.


The GOVERNMENT SECURITIES FUND invests, under normal conditions, at least 80% of its net assets in higher-quality bonds issued by the U.S. Government or its agencies. The Fund's average effective maturity will normally be between 3 and 15 years. The Fund may also invest up to 20% of its net assets in U.S. dollar-denominated foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

The HIGH-YIELD BOND FUND invests, under normal conditions, at least 80% of its net assets in lower-quality, high yield bonds of corporate issuers (e.g., bonds rated from BB to C by S&P). The Fund will typically maintain an average effective maturity between three and ten years. The Fund may invest up to 20% of its net assets in common stocks and securities that are convertible into common stocks. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

The SHORT-TERM BOND FUND invests, under normal conditions, at least 80% of its net assets in bonds, including short- and intermediate-term corporate, mortgage- and asset-backed, and U.S. Government (and its agencies) bonds. The Fund invests at least 75% of its net assets in higher- and medium-quality bonds (e.g., bonds rated BBB and higher by S&P). The Fund's average effective maturity will normally be three years or less. The Fund may also invest up to 25% of its net assets in lower-quality, high-yield bonds (e.g., bonds rated BB to C by S&P). The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity).

Although each Fund, except the ADVISOR MUNICIPAL BOND FUND, invests primarily for income, it also employs techniques designed to realize capital appreciation. For example, the managers may select securities with maturities and coupon rates that position them for potential capital appreciation for a variety of reasons, including a manager's view on the direction of future interest-rate movements and the potential for credit improvement.

To select securities for each Fund's portfolio, the manager(s) engage in thorough, security-by-security research as well as rigorous analysis of general economic conditions. Generally, security selection in the U.S. Treasury and mortgage- and asset-backed marketplaces is driven by quantitative analysis
(focusing on such factors as duration, yield spreads, and the yields at different maturities of suitable investments); and corporate security selection is driven by rigorous research on the finances, industry, and capital structure of corporate issuers.

The managers of each Fund may sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns). Also, the managers may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments, and money market investments, except the ADVISOR MUNICIPAL BOND FUND does not invest in foreign securities) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Fund may not achieve their investment objectives.

((Side Box))
MUNICIPAL BONDS are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal bonds can be issued to obtain money for public purposes or for privately operated facilities or projects. Some municipal bonds pay interest that is exempt from federal income tax. Examples of municipal securities are general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

BOND RISKS: The major risks of each Fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the Fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Funds' managers will produce the desired results.


ACTIVE TRADING RISK: The ADVISOR BOND FUND'S, the ADVISOR MUNICIPAL BOND FUND'S, the CORPORATE BOND FUND'S, the GOVERNMENT SECURITIES FUND'S, and the HIGH-YIELD BOND FUND'S use of an active trading approach may increase the Fund's costs and reduce the Fund's performance.


DERIVATIVES RISK: Derivatives include such instruments as futures, options, and swap agreements. When investing in futures, the Fund is exposed to the risk that the security's future value may be higher or lower at the time of sale or purchase, respectively. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures, or designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. In entering into swap agreements, the Fund is exposed to risk of counterparty default and adverse changes in the relationship of the swap payments and the value of the underlying index or instrument. Derivatives may be illiquid, and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful strategy, and using them could lower the Fund's return. For more information on derivatives, consult the Funds' statement of additional information.

FOREIGN RISKS: The ADVISOR BOND FUND, the CORPORATE BOND FUND, the GOVERNMENT SECURITIES FUND, the HIGH-YIELD BOND FUND, and the SHORT-TERM BOND FUND invest in securities that may be directly or indirectly subject to one or more of the following foreign-related risks: risks created by currency-rate fluctuations, foreign political and economic instability, foreign financial reporting standards, foreign taxes, and foreign securities markets and issuer regulations. Securities subject to one or more of these risks may be less liquid than securities that are not subject to these risks.

GOVERNMENT-SPONSORED ENTITIES RISKS: For the ADVISOR BOND FUND and GOVERNMENT SECURITIES FUND, economic, business, or political developments may affect the ability of federal, state, and local government-sponsored entities, obligors, and guarantors to repay principal and to make interest payments. In addition, government-sponsored entity securities (e.g., securities issued by Fannie Mae and Freddie Mac) may not be backed by the full faith and credit of the sponsoring federal, state, or local government.

HIGH-YIELD BOND RISKS: For the ADVISOR BOND, CORPORATE BOND FUND, the HIGH-YIELD BOND FUND, and the SHORT-TERM BOND FUND, lower-quality bonds, commonly known as high-yield bonds or junk bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit-quality risk). If that happens, the Fund's share price may decrease and its income distributions may be reduced, and the value of the bond may decrease. An economic downturn or period of rising interest rates (interest-rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Fund's share price.

MORTGAGE- AND ASSET-BACKED SECURITIES RISKS: For the ADVISOR BOND FUND, the CORPORATE BOND FUND, the GOVERNMENT SECURITIES FUND, and the SHORT-TERM BOND FUND, mortgage-backed and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer before its scheduled due date. If that happens, the Fund may have to reinvest the prepayments in a less attractive security, and this could reduce the Fund's share price and its income distributions.
Variations in the principal prepayment speed may be caused by a number of economic and market factors and could directly affect the amount of the interest received on and the yield of these securities. Stripped mortgage- and asset-backed securities, such as interest-only and principal-only securities, receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

MUNICIPAL RISK: For the ADVISOR MUNICIPAL BOND FUND, economic, business, or political developments may affect the ability of municipal issuers, obligors, and guarantors to repay principal and to make interest payments. This could result in fluctuations in the Fund's returns.

NOT U.S. GUARANTEED RISK: For the GOVERNMENT SECURITIES FUND, not all of its investments in securities of the U.S. Government and its sponsored entities (e.g., Freddie Mac and Fannie Mae), including mortgage- and asset-backed securities guaranteed or issued by these government-sponsored entities (e.g., MBSs, CMOs, and REMICs), are directly guaranteed or insured by the U.S. Government or backed by the full faith and credit of the U.S. Government. U.S. Treasury bills, notes, bonds, and inflation-indexed notes and bonds are among the securities that are backed by the full faith and credit of the U.S. Government.

NOT INSURED RISK: An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.




The Funds are appropriate for investors who are comfortable with the risks described here. The ADVISOR BOND Fund, the ADVISOR MUNICIPAL BOND FUND, the CORPORATE BOND FUND, the GOVERNMENT SECURITIES FUND, and the HIGH-YIELD BOND FUND are appropriate for investors whose financial goals are four or more years in the future. The SHORT-TERM BOND FUND is appropriate for investors whose financial goals are two or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

FUND STRUCTURE
Each of the Funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Institutional Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.

FUND PERFORMANCE
The following return information illustrates how the performance of the Funds' Institutional Class shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns compare with returns of a broad measure of market performance and an index of funds with similar investment objectives.


Performance results for the Institutional Class shares, which were first offered on August 31, 1999, for the CORPORATE BOND FUND, the GOVERNMENT SECURITIES FUND, and the SHORT-TERM BOND FUND, and on July 31, 2001, for the HIGH-YIELD BOND FUND, are based on the historical performance of each Fund's Investor Class shares from the inception of each Fund through August 30, 1999, and July 30, 2001, respectively. The Investor Class shares of these Funds, which are not offered by this prospectus, achieved performance results that are lower than those that are expected to be achieved by the Institutional Class shares. This is because the Investor Class shares, though invested in the same portfolio of securities, generally have different fees and expenses than the Institutional Class shares.


The ADVISOR MUNICIPAL BOND FUND was organized to acquire all of the assets and assume all of the liabilities of the State Street Research Tax-Exempt Fund (SSR
Fund). This acquisition, which involved the issuance of Institutional Class shares of the Fund to the Class S shareholders of the SSR Fund in exchange for the SSR Fund's assets and liabilities, was effected on March 7, 2003. Accordingly, the Fund is the successor to the SSR Fund. As a result, the ADVISOR MUNICIPAL BOND FUND'S return information prior to the acquisition was derived from the performance of the Class S shares of the SSR Fund.

The performance results for the ADVISOR MUNICIPAL BOND FUND'S Institutional Class (formerly Class S) shares, which were first offered on June 7, 1993, are based on the historical performance of the Fund's Class A shares from the inception of the Fund through June 6, 1993, recalculated to reflect that the Fund's Institutional Class shares are sold without a sales charge. The returns for the Institutional Class shares are substantially similar to those of the Class A shares because each class is invested in the same portfolio of securities and the differences generally relate to the differences in the fees and expenses of each class of shares.

Please keep in mind that the past performance, before and after taxes, does not represent how the Funds will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

-----------------------------------------------------------------------------------------------------------------

Year       Corporate       Government     Short-Term Bond     Advisor       High-Yield Bond    Advisor Bond
             Bond          Securities                      Municipal Bond

-----------------------------------------------------------------------------------------------------------------
1995        25.39%           19.91%           12.00%           16.76%              -                  -
-----------------------------------------------------------------------------------------------------------------
1996         5.53%           2.82%             6.76%           3.30%            26.85%                -
-----------------------------------------------------------------------------------------------------------------
1997        11.88%           9.05%             7.16%           10.33%           15.98%             18.86%
-----------------------------------------------------------------------------------------------------------------
1998         7.24%           8.14%             4.90%           6.07%             3.07%             10.84%
-----------------------------------------------------------------------------------------------------------------
1999        -0.16%           -0.83%            4.50%           -4.11%            7.81%              1.31%
-----------------------------------------------------------------------------------------------------------------
2000         8.40%           11.82%            7.68%           10.44%           -7.08%              9.15%
-----------------------------------------------------------------------------------------------------------------
2001         7.30%           9.19%             4.95%           4.97%            -0.49%              7.82%
-----------------------------------------------------------------------------------------------------------------
2002         1.73%           10.96%            1.05%           9.24%            -5.87%              6.70%
-----------------------------------------------------------------------------------------------------------------
2003        12.01%           3.32%             4.22%           5.99%            25.24%              5.47%
-----------------------------------------------------------------------------------------------------------------

2004         6.26%           3.74%             2.60%           4.45%            10.98%              4.73%

-----------------------------------------------------------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                             BEST QUARTER RETURN                 WORST QUARTER RETURN
------------------------------------- ----------------------------------- -----------------------------------

Corporate Bond                        7.68% (2nd Q 1995)                  -3.64% (2nd Q 2004)
Government Securities                 6.44% (2nd Q 1995)                  -2.66% (2nd Q 2004)
Short-Term Bond                       4.43% (2nd Q 1995)                  -1.92% (1st Q 2002)
Advisor Municipal Bond                6.15% (1st Q 1995)                  -2.87% (1st Q 1996)
High-Yield Bond                       8.16% (1st Q 1996)                  -8.73% (2nd Q 2002)
Advisor Bond                          6.55% (1st Q 1997)                  -2.63% (2nd Q 2004)



AVERAGE ANNUAL TOTAL RETURNS

                                 AS OF 12-31- 04

  ---------------------------------------------------------- ------------- ------------- -------------- -------------
                                                                                                        SINCE FUND
  FUND/INDEX                                                 1-YEAR        5-YEAR        10-YEAR        INCEPTION(1)
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
   ADVISOR BOND
  ---------------------------------------------------------- ------------- ------------- -------------- -------------

           Return Before Taxes                                   4.73%       6.76%            -            8.00%
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
           Return After Taxes on Distributions                   3.22%       4.46%            -            5.36%
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
           Return After Taxes on Distributions and               3.05%       4.34%            -            5.21%
             Sale of Fund Shares
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
   Lehman Brothers U.S. Aggregate Bond Index (reflects no        4.34%       7.71%            -            6.96%
   deduction for fees, expenses, or taxes)(2)
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
   Lipper Intermediate Investment Grade Debt Funds Index         4.28%       7.33%            -            6.50%
   (reflects no deduction for fees, expenses, or taxes)(3)
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
  ADVISOR MUNICIPAL BOND
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
      Return Before Taxes                                        4.45%       6.99%          6.62%         6.60%
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
      Return After Taxes on Distributions                        4.08%       6.90%          6.56%         6.55%
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
      Return After Taxes on Distributions and Sale of Fund       4.88%       6.71%          6.44%         6.48%
      Shares
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
  Lehman Brothers Municipal Bond Index (reflects no              4.48%       7.20%          7.06%         7.19%
  deduction for fees, expenses, or taxes)(4)
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
  Lipper General Municipal Debt Funds Index (reflects no         4.14%       6.63%          6.39%         6.61%
  deduction for fees, expenses, or taxes)(3)
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
  CORPORATE BOND
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
       Return Before Taxes                                      6.26%        7.09%          8.36%          8.57%
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
       Return After Taxes on Distributions                      4.34%        4.50%          5.58%          5.54%
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
       Return After Taxes on Distributions and                  4.02%        4.44%          5.45%          5.51%
       Sale of Fund Shares
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
  Lehman Brothers U.S. Aggregate Bond Index (reflects no         4.34%        7.71%          7.72%          8.26%
  deduction for fees, expenses, or  taxes)(2)
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
  Lipper Corporate Debt Funds BBB Rated Index (reflects no      5.30%        7.50%          7.59%          8.00%
  deduction for fees, expenses, or taxes)(3)
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
  GOVERNMENT SECURITIES
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
       Return Before Taxes                                      3.74%        7.75%          7.67%          8.01%
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
       Return After Taxes on Distributions                      1.92%        5.31%          5.12%          5.26%
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
       Return After Taxes on Distributions and                  2.42%        5.16%          5.01%          5.22%
       Sale of Fund Shares
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
  Lehman Brothers U.S. Aggregate Bond Index (reflects no        4.34%        7.71%          7.72%          7.83%
  deduction for fees, expenses, or taxes)(2)
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
  Lipper General U.S. Government Funds Index (reflects no       3.35%        6.65%          6.56%          6.49%
  deduction for fees, expenses, or taxes)(3)
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
  HIGH-YIELD BOND
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
       Return Before Taxes                                     10.98%        3.88%          -              7.90%
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
       Return After Taxes on Distributions                      8.12%        0.08%          -              3.79%
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
       Return After Taxes on Distributions and                  7.03%        0.87%          -              4.17%
       Sale of Fund Shares
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
  Lehman Brothers U.S. High-Yield Bond Index (reflects no      11.13%        6.97%          -              6.98%
  deduction for fees, expenses, or  taxes)(5)
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
  Lipper High Current Yield Funds Index (reflects no           10.34%        3.99%          -              5.57%
  deduction for fees, expenses, or taxes)(3)
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
  SHORT-TERM BOND
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
       Return Before Taxes                                      2.60%        4.07%          5.54%          6.38%
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
       Return After Taxes on Distributions                      1.20%        1.95%          3.05%          3.79%
   ---------------------------------------------------------- ------------- ------------- -------------- -------------
       Return After Taxes on Distributions and                  1.68%        2.17%          3.17%          3.90%
       Sale of Fund Shares
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
  Lehman Brothers U.S. 1-3 Year                                  1.30%        5.41%          5.98%          6.56%
  Government/Credit Bond Index (reflects no deduction for
  fees, expenses, or  taxes)(6)
  ---------------------------------------------------------- ------------- ------------- -------------- -------------
  Lipper Short Investment Grade Debt Funds  Average            1.36%        4.59%          5.29%          6.01%
  (reflects no deduction for fees, expenses, or taxes)(3)

  ---------------------------------------------------------- ------------- ------------- -------------- -------------

(1) THE ADVISOR BOND FUND COMMENCED OPERATIONS ON DECEMBER 31, 1996. THE ADVISOR MUNICIPAL BOND FUND IS THE SUCCESSOR TO THE STATE STREET RESEARCH TAX-EXEMPT FUND, WHICH COMMENCED OPERATIONS ON AUGUST 25, 1986, AND FIRST OFFERED INSTITUTIONAL CLASS (FORMERLY CLASS S) SHARES ON JUNE 7, 1993. THE CORPORATE BOND FUND, GOVERNMENT SECURITIES FUND, AND THE SHORT-TERM BOND FUND COMMENCED OPERATIONS ON DECEMBER 12, 1985, OCTOBER 29, 1986, AND AUGUST 31, 1987, RESPECTIVELY, AND FIRST OFFERED INSTITUTIONAL CLASS SHARES ON AUGUST 31, 1999. THE HIGH-YIELD BOND FUND COMMENCED OPERATIONS ON DECEMBER 28, 1995, AND FIRST OFFERED INSTITUTIONAL CLASS SHARES ON JULY 31, 2001.
(2) THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE SEC-REGISTERED, TAXABLE, AND DOLLAR-DENOMINATED.

(3) THE  LIPPER  INTERMEDIATE  INVESTMENT  GRADE DEBT  FUNDS  INDEX,  THE LIPPER
    GENERAL MUNICIPAL DEBT FUNDS INDEX, THE LIPPER CORPORATE DEBT FUNDS BBB RATED INDEX, THE LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX, THE LIPPER HIGH CURRENT YIELD FUNDS INDEX, AND THE LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE ARE EQUALLY WEIGHTED PERFORMANCE INDICES OF THE LARGEST QUALIFYING FUNDS IN THESE LIPPER CATEGORIES.
(4) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A RULES-BASED, MARKET VALUE-WEIGHTED INDEX ENGINEERED FOR THE LONG-TERM TAX-EXEMPT BOND MARKET.
 (5)THE LEHMAN BROTHERS U.S. HIGH-YIELD BOND INDEX IS THE COMPONENT OF THE U.S. CORPORATE HIGH YIELD INDEX, WHICH COVERS THE UNIVERSE OF FIXED RATE, NON-INVESTMENT-GRADE DEBT.
(6) THE LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT/CREDIT BOND INDEX IS THE 1-3 YEAR COMPONENT OF THE GOVERNMENT/CREDIT INDEX, WHICH INCLUDES SECURITIES IN THE GOVERNMENT AND CREDIT INDICES.


AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

The ADVISOR BOND FUND'S since inception return was significantly enhanced by the use of short-term trading strategies involving new issues and other limited opportunity investments. You should not expect that such favorable returns can be consistently achieved.

For current yield information on these Funds, call 1-888-368-6622.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

The costs of operating each Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your Fund investment.


The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended October 31, 2004. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Institutional Class shares of each Fund are 100% no-load, so you pay no up-front sales load to buy or sell shares. However, shares of the HIGH-YIELD BOND FUND held for less than 180 calendar days are subject to a redemption fee of 1.00%, based on the redeemed shares' market value. Redemption fees are paid directly to the Fund.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                                        NET ANNUAL OPERATING
                                                                                                        EXPENSES (AFTER
                                                                   TOTAL ANNUAL     CONTRACTUAL FEE     CONTRACTUAL WAIVERS
                                MANAGEMENT         OTHER EXPENSES  OPERATING        WAIVERS AND/OR      AND/OR
FUND                            FEES(1)                            EXPENSES(2)      ABSORPTIONS         ABSORPTIONS)(2)(3)

------------------------------- ------------------ --------------- ---------------- ------------------- ------------------------

Advisor Bond                    0.23%                0.21%        0.44%            0.010%              0.43%
Advisor Municipal  Bond         0.37%                0.15%        0.52%            0.033%              0.487%
Corporate Bond                  0.375%               0.225%       0.60%            0.033%              0.567%
Government Securities           0.35%                0.18%        0.53%            0.025%              0.505%
High-Yield Bond                 0.375%               0.095%       0.47%            0.025%              0.445%
Short-Term Bond                 0.375%               0.165%       0.54%            0.033%              0.507%

(1) THE FUNDS HAVE A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE DESIGNATED LEVELS.
(2) TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT VOLUNTARY WAIVERS OF FEES AND/OR EXPENSE ABSORPTIONS FOR THE ADVISOR BOND FUND, ADVISOR MUNICIPAL BOND FUND, CORPORATE BOND FUND, GOVERNMENT SECURITIES FUND, HIGH-YIELD BOND FUND, AND THE SHORT-TERM BOND FUND. WITH WAIVERS AND/OR ABSORPTIONS, THE NET ANNUAL FUND OPERATING EXPENSES AS OF OCTOBER 31, 2004, WERE: ADVISOR BOND FUND 0.42%, ADVISOR MUNICIPAL BOND FUND 0.49%, CORPORATE BOND FUND 0.57%, GOVERNMENT SECURITIES FUND 0.50%, HIGH-YIELD BOND FUND 0.44%, AND SHORT-TERM BOND FUND 0.51%. VOLUNTARY WAIVERS AND/OR ABSORPTIONS MAY BE MODIFIED OR TERMINATED AT ANY TIME.
(3) PURSUANT TO THE DIRECTION OF THE BOARD AND CERTAIN REGULATORY SETTLEMENTS, STRONG CAPITAL MANAGEMENT, INC. OR ITS AFFILIATES HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES IN THE AMOUNT OF 0.010% FOR THE ADVISOR BOND FUND, 0.025% FOR THE GOVERNMENT SECURITIES FUND AND THE HIGH-YIELD BOND FUND, AND 0.033% FOR THE ADVISOR MUNICIPAL BOND FUND , THE CORPORATE BOND FUND, AND THE SHORT-TERM BOND FUND UNTIL MAY 21, 2005.


EXAMPLE: This example is intended to help you compare the cost of investing in each Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                                     1 YEAR           3 YEARS           5 YEARS          10 YEARS
---------------------------------------- ---------------- ----------------- ---------------- ----------------

Advisor Bond                               $44           $140              $245             $554
Advisor Municipal Bond                     $50           $163              $287             $650
Corporate Bond                             $58           $189              $332             $747
Government Securities                      $52           $167              $294             $662
High-Yield Bond                            $46           $148              $261             $589
Short-Term Bond                            $52           $170              $298             $674


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?


THE INVESTMENT ADVISOR
Wells Fargo Funds Management, LLC (Funds Management) serves as the investment advisor for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' advisor is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisors, who are responsible for the day-to-day portfolio management of the Funds. As of December 31, 2004, Funds Management managed over $80 billion in assets.

Strong Capital Management, Inc. (Strong), located at 100 Heritage Reserve, Menomonee Falls, WI 53051, was the investment advisor for the Funds through December 31, 2004. The management fees paid to Strong during the most recent fiscal year were the same as those being paid to Funds Management, as shown below.

THE SUB-ADVISOR
Wells Capital Management Incorporated (Wells Capital Management), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-advisor for each of the Funds. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $129 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as advisor to the Funds.

As compensation for its advisory services, each Fund pays Funds Management a management fee at the annual rate specified below of the average daily net asset value of that Fund.


                                          FOR ASSETS UNDER         FOR THE NEXT              FOR ASSETS
FUND                                      $4 BILLION               $2 BILLION ASSETS         $6 BILLION AND ABOVE
----------------------------------------- ------------------------ ------------------------- -----------------------
Advisor Bond                                       0.23%                   0.205%                    0.180%
Advisor Municipal Bond                             0.37%                   0.345%                    0.32%
Corporate Bond                                     0.375%                  0.35%                     0.325%
Government Securities                              0.35%                   0.325%                    0.30%
High-Yield Bond                                    0.375%                  0.35%                     0.325%
Short-Term Bond                                    0.375%                  0.35%                     0.325%

The following individuals are the Funds' Portfolio Managers.



ROBERT N. DAVIDUK, CFA, manages the ADVISOR BOND FUND. He has managed the Fund since February 2005. Mr. Daviduk joined Wells Capital Management in 2002 as Managing Director of Intermediate Fixed Income investing. Prior to joining Wells Capital Management, Mr. Daviduk was a Senior Vice President and Director of Taxable Fixed Income with Banc of America Capital Management since 1997. Mr. Daviduk earned his bachelor's degree in business administration/accounting from Bucknell University , and his master's of business administration degree in finance/international business from New York University.

LYLE J. FITTERER, CFA, CPA, joined Wells Capital Management in January 2005 as Director of Fixed Income and co-manages the ADVISOR MUNICIPAL BOND FUND. He has co-managed the Fund since January 2005. Prior to joining Wells Capital Management, Mr. Fitterer was employed by Strong since 1989. From March 2000 until January 2005, Mr. Fitterer was a municipal income Portfolio Manager. He served as the managing director of institutional client services from December 1998 to March 2000. Mr. Fitterer received his bachelor's degree in accounting from the University of North Dakota in 1989.

W. FRANK KOSTER joined Wells Capital Management in January 2005 and co-manages the GOVERNMENT SECURITIES FUND. Prior to joining Wells Capital Management, Mr. Koster co-managed the GOVERNMENT SECURITIES FUND for Strong since April 2004. From March 2001 to January 2005, Mr. Koster was also a Portfolio Manager for Strong's institutional fixed-income accounts. From December 2000 to March 2001, he was a fixed-income product specialist, and from March 1999 to December 2000, he was a Senior Vice President of Strong's Institutional Business Group. Mr. Koster received his bachelor's degree in economics from The College of Wooster in 1979.

JAY N. MUELLER, CFA, joined Wells Capital Management in January 2005 and co-manages the GOVERNMENT SECURITIES FUND and the SHORT-TERM BOND FUND. Prior to joining Wells Capital Management, he was a Portfolio Manager for Strong and co-managed the GOVERNMENT SECURITIES FUND and SHORT-TERM BOND FUND since April 2004. He joined Strong in September 1991. Mr. Mueller was the Director of Fixed Income from July 2002 to July 2004. Mr. Mueller received his bachelor's degree in economics from the University of Chicago in 1982.

DUANE A. MCALLISTER, CFA, joined Wells Capital Management in January 2005 and co-manages the ADVISOR MUNICIPAL BOND FUND. Prior to joining Wells Capital Management, Mr. McAllister was employed at Strong as a Portfolio Manager since May 2002. He has managed or co-managed the ADVISOR MUNICIPAL BOND FUND since its inception in March 2003. From November 1995 to April 2002, Mr. McAllister was a Portfolio Manager at AAL Capital Management Corporation. Mr. McAllister received his bachelor's degree in finance from Northern Illinois University in 1989.

D. JAMES NEWTON II, CFA, CPA, joined Wells Capital Management in January 2005 and co-manages the CORPORATE BOND FUND. He has co-managed the Fund since January 2005. Prior to joining Wells Capital Management, Mr. Newton was employed by Strong since October 2002 as a high-grade, fixed-income analyst. Mr. Newton was an investment-grade credit analyst and private placement analyst at Northwestern Mutual Life Insurance Company from July 1998 to October 2002. He received his master's of business administration degree from the University of Michigan and a bachelor's degree in economics from Albion College.

THOMAS M. PRICE, CFA, joined Wells Capital Management in January 2005 and manages the HIGH-YIELD BOND FUND and co-manages the SHORT-TERM BOND FUND. Prior to joining Wells Capital Management, Mr. Price was a fixed income Portfolio Manager for Strong. Mr. Price has managed or co-managed the HIGH-YIELD BOND FUND since May 1998 and the SHORT-TERM BOND FUND since July 2002. He joined Strong in April 1996 as a research analyst and became a fixed income Portfolio Co-Manager in May 1998. He received his bachelor's degree of business administration in finance from the University of Michigan in 1989 and his master's of management degree in finance from the Kellogg Graduate School of Management, Northwestern University, in 1992.

JANET S. RILLING, CFA, CPA, joined Wells Capital Management in January 2005 and co-manages the CORPORATE BOND Fund. Prior to joining Wells Capital Management, Ms. Rilling was a Portfolio Manager for Strong where she has managed or co-managed the CORPORATE BOND FUND since October 2000. She joined Strong in July 1995 as a research analyst. She received her bachelor's degree in accounting and finance from the University of Wisconsin in 1990 and her master's of business administration degree in finance from the University of Wisconsin in 1995.

Beginning on March 23, 2005, Robert N. Daviduk, CFA, will no longer serve as portfolio manager of the ADVISOR BOND FUND and will be replaced by Marie Chandoha, Thomas O'Connor, CFA, and Williams Stevens, whose biographies follow.

MARIE CHANDOHA co-manages the ADVISOR BOND FUND. She has co-managed the Fund since March 2005. Ms. Chandoha joined Wells Capital Management in 2003 as a senior portfolio manager. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Group at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. Ms.
Chandoha is a Phi Beta Kappa graduate of Harvard University, with a bachelor's degree in economics.

THOMAS O'CONNOR, CFA, co-manages the ADVISOR BOND FUND. He has co-managed the Fund since March 2005. Mr. O'Connor joined Wells Capital Management in 2003 as a portfolio manager responsible for identifying value in mortgages. From 2000 to 2003, Mr. O'Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management. Prior to that time, Mr. O'Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). He has a bachelor's degree in finance from the University of Vermont.

WILLIAM STEVENS co-manages the ADVISOR BOND FUND. He has co-managed the Fund since March 2005. Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer and Senior Managing Director. Prior to joining Wells
Capital Management, he directed the Fixed Income team of Montgomery Asset Management from 1992. Mr. Stevens also served as Montgomery's president and chief investment officer. Mr. Stevens has a master's of business administration degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a bachelor's degree in economics.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

LEGAL AND REGULATORY MATTERS



On or about May 20, 2004, Strong Capital Management, Inc. (SCM), the Fund's former investment advisor, Strong Investor Services, Inc. (SIS), the Fund's administrator, and Strong Investments, Inc., the Fund's distributor (collectively, "Strong"), former Strong chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin
Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions.

Among other things, the settlements required SCM to pay $40 million in investor restoration and $40 million in civil penalties and Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. An independent distribution consultant will develop a distribution plan, which will then be submitted to the SEC and SCM. Once the plan has been approved, all settlement monies will be distributed in accordance with this plan. In addition, the settlement required SCM to reduce Fund fees, which would be binding by any successor investment advisor to the Strong Funds, including Funds Management. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings.


There are multiple outstanding class and derivative actions (Actions) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers , directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. By virtue of a series of orders dated beginning February 20, 2004, the United States Judicial Panel for Multi District Litigation (MDL) ordered the transfer of all Actions then pending in federal court to the District of Maryland for pre-trial coordination with cases involving other mutual fund families subject to similar claims. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. One state Action was not removed to federal court and thus was not consolidated into the MDL Consolidated Actions, but that Action has been stayed. Motions to dismiss the amended complaints were scheduled to be filed in February 2005.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.


PERCENTAGE RESTRICTIONS

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause a Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Each Fund has adopted a non-fundamental policy to provide 60 days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region.




A WORD ABOUT CREDIT QUALITY

Credit quality measures the issuer's expected ability to pay interest and principal payments on time for a specific type of investment. Credit quality ratings are of two types: long-term and short-term, and each type of credit rating distinguishes between investment-grade and non-investment-grade credit quality. In this prospectus, we may discuss credit quality by referring to "higher quality," "medium quality," "lower quality," and "in default." Investment-grade securities are those securities we describe as "higher" or "medium quality," and non-investment-grade securities (also called high-yield securities or "junk bonds") are those securities we describe as "lower quality" or "in default." The following chart shows the credit quality breakdown and relates each type to Standard & Poor's (S&P) long-term credit ratings:


      CREDIT                                     S&P'S                                  S&P'S RATINGS
      QUALITY                                  DEFINITION                                   GROUP
      ------------- ----------------------------------------------------------------- ------------------
      Higher        Extremely strong capacity to meet financial commitment            AAA
                    ----------------------------------------------------------------- ------------------
                    Very strong capacity to meet financial commitment                 AA
                    ----------------------------------------------------------------- ------------------
                    Strong capacity to meet financial commitment                      A
      ------------- ----------------------------------------------------------------- ------------------
      Medium        Adverse conditions or changing circumstances are more likely to   BBB
                    lead to a weakened capacity to meet financial commitment
      ------------- ----------------------------------------------------------------- ------------------
      Lower         Uncertainties or adverse conditions could lead to an inadequate   BB
                    capacity to meet financial commitment
                    ----------------------------------------------------------------- ------------------
                    Adverse conditions will likely impair capacity or willingness     B
                    to meet financial commitment
                    ----------------------------------------------------------------- ------------------
                    Adverse conditions will likely cause no capacity to meet          CCC
                    financial commitment
                    ----------------------------------------------------------------- ------------------
                    Currently highly vulnerable to nonpayment                         CC or C
      ------------- ----------------------------------------------------------------- ------------------
      In default    Probably in default                                               D
      ------------- ----------------------------------------------------------------- ------------------

Note:  S&P is only one example of a  nationally  recognized  statistical  rating
organization.   Other  rating   organizations   use  similar  long-term  ratings
definitions.


A security's credit quality rating is determined at the time of investment through credit research and analysis and, where available, on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a security is in a specific credit-quality rating category, the highest rating (or for the HIGH-YIELD BOND FUND, the lowest rating) assigned to a security by any NRSRO may be used. If a security is not rated by a NRSRO, internal credit research and analysis is used to rate the security. Investments in lower-quality securities (especially non-rated securities) will be more dependent on internal credit analysis than would be higher- and medium-quality securities. The ADVISOR MUNICIPAL BOND FUND may invest a significant amount of its assets in municipal securities that are not rated by any NRSRO.


Some Funds may invest in lower-quality securities, and a higher- or medium-quality security may be downgraded after the Fund's investment.
Lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, obligor, or guarantor. Also, lower-quality securities are less liquid, meaning that they may be harder to sell than comparable securities of higher quality because the demand for them may be lower and there may be fewer potential buyers, and they have a higher risk of becoming illiquid. This lack of liquidity may lower the value of these securities, the Fund's net assets, and your investment.

COMPARING THE FUNDS

The following will help you to distinguish among the Funds and to determine their suitability for your investment needs:

                                    EXPECTED AVERAGE EFFECTIVE
FUND                                MATURITY/DURATION             CREDIT QUALITY AT TIME OF INVESTMENT
----------------------------------- ----------------------------- ---------------------------------------------------
Advisor Bond                        3 to 6 years duration         80% to 100% higher and medium quality
                                                                  Up to 20% lower quality
----------------------------------- ----------------------------- ---------------------------------------------------
Advisor Municipal Bond              5 to 20 years maturity        75% to 100% higher quality
                                                                  Up to 10% lower quality
----------------------------------- ----------------------------- ---------------------------------------------------
Corporate Bond                      7 to 12 years maturity        75% to 100% higher or medium quality
                                                                  Up to 25% lower quality
----------------------------------- ----------------------------- ---------------------------------------------------
Government Securities               3 to 15 years maturity        100% higher or medium quality
----------------------------------- ----------------------------- ---------------------------------------------------
High-Yield Bond                     3 to 10 years maturity        80% to 100% lower quality
                                                                  Up to 10% in default
                                                                  Up to 20% higher and medium quality
----------------------------------- ----------------------------- ---------------------------------------------------
Short-Term Bond                     3 years or less maturity      75% to 100% higher or medium quality
                                                                  Up to 25% lower quality

TAXABLE INVESTMENTS

The ADVISOR MUNICIPAL BOND FUND may invest up to 20% of its net assets in U.S. Government and corporate bonds and other taxable debt securities that are of the same quality as the Fund's investments in municipal securities. These securities generally produce taxable income at the federal and state levels, unlike municipal securities, which generally provide federal, and in certain circumstances, state, tax-exempt income.

IF YOU ARE SUBJECT TO THE ALTERNATIVE MINIMUM TAX

The ADVISOR MUNICIPAL BOND FUND may invest a limited portion of its net assets in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (AMT). If you are subject to the AMT, a portion of your Fund's distributions to you may not be exempt from federal income tax. If this is the case, the Fund's net return to you may be lower.

FINANCIAL HIGHLIGHTS

This information describes the performance of the Institutional Class shares of each Fund for the periods shown. Certain information reflects financial results for a single Institutional Class share outstanding for the entire period. "Total Return" shows how much an investment in the Institutional Class shares of each Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The ADVISOR MUNICIPAL BOND FUND was organized to acquire all of the assets and assume all of the liabilities of the State Street Research Tax-Exempt Fund (SSR Fund). This acquisition, which involved the issuance of Institutional Class shares of the Fund to the Class S shareholders of the SSR Fund in exchange for the SSR Fund's assets and liabilities, was effected on March 7, 2003. Accordingly, the ADVISOR MUNICIPAL BOND FUND is the successor to the SSR Fund. As a result, the financial highlights were derived from the financial statements of the Class S shares of the SSR Fund. The financial highlights for each fiscal period ended December 31 have been audited by PricewaterhouseCoopers LLP, whose report, along with SSR Fund's financial statements, is included in the SSR Fund's annual report to shareholders, which is available upon request.

These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.


STRONG ADVISOR BOND FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------------------

                                                     Oct.  31, Oct. 31, Oct. 31, Oct. 31, Oct. 31,
SELECTED PER-SHARE DATA(A)                             2004         2003        2002         2001        2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $ 10.93    $   10.72   $   11.04    $   10.65    $   10.67
Income From Investment Operations:
     Net Investment Income (Loss)                          0.40         0.38        0.53         0.72         0.82
   Net Realized and Unrealized Gains (Losses) on           0.23         0.25       (0.18)        0.49        (0.03)
   Investments
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                        0.63         0.63        0.35         1.21         0.79
Less Distributions:
    From Net Investment Income                           (0.45)       (0.42)      (0.53)       (0.71)       (0.81)
   From Net Realized Gains                                   --            --        (0.14)       (0.11)          --
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                    (0.45)       (0.42)      (0.67)       (0.82)       (0.81)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $ 11.11    $   10.93   $   10.72    $   11.04    $   10.65
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
     Total Return                                        +5.93%       +5.90%      +3.37%      +11.78%       +7.66%
   Net Assets, End of Period (In Millions)              $  129     $    182    $    267     $    365     $    261
   Ratio of Expenses to Average Net Assets                 0.4%         0.4%        0.3%         0.3%         0.4%
   before Expense Offsets
     Ratio of Expenses to Average Net Assets               0.4%         0.4%        0.3%         0.3%         0.4%
     Ratio of Net Investment Income (Loss) to              3.6%         3.5%        5.0%         6.5%         7.7%
   Average Net Assets
     Portfolio Turnover  Rate(b)                        401.1%       464.4%      403.7%       496.9%       448.6%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR MUNICIPAL BOND FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------------------

                                                    Oct.  31,    Oct.  31,   Dec. 31,     Dec. 31,    Dec. 31,
SELECTED PER-SHARE DATA(A)                             2004       2003(b)       2002         2001        2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $  8.50     $   8.52    $   8.17     $   8.16     $   7.77
Income From Investment Operations:
     Net Investment Income (Loss)                         0.41         0.34        0.42         0.38         0.39
   Net Realized and Unrealized Gains (Losses) on          0.12        (0.02)       0.32         0.02         0.40
   Investments
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                       0.53         0.32        0.74         0.40         0.79
Less Distributions:
    From Net Investment Income                           (0.41)       (0.34)      (0.39)       (0.39)       (0.40)
   From Net Realized Gains                               (0.04)         --           --           --           --
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                   (0.45)       (0.34)      (0.39)       (0.39)       (0.40)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $  8.58     $   8.50    $   8.52     $   8.17     $   8.16
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
     Total Return                                       +6.41%       +3.78%      +9.24%       +4.97%      +10.44%
   Net Assets, End of Period (In Millions)              $   19     $     21    $     24     $      6     $      8
   Ratio of Expenses to Average Net Assets                 0.5%         0.6%*       0.9%         1.0%         1.0%
   before Expense Offsets
     Ratio of Expenses to Average Net Assets               0.5%         0.6%*       0.9%         1.0%         1.0%
     Ratio of Net Investment Income (Loss) to              4.8%         4.7%*       4.6%         4.8%         5.1%
   Average Net Assets
     Portfolio Turnover Rate(c)                           66.8%        73.6%       26.3%        34.9%        17.5%


  * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2003, the Fund changed its fiscal year-end from December to October.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG CORPORATE BOND FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------------------
                                                               Oct. 31,   Oct. 31,  Oct. 31,   Oct. 31,  Oct. 31,
SELECTED PER-SHARE DATA(A)                                       2004       2003      2002       2001     2000
--------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                           $   10.41  $    9.53  $ 10.79   $ 10.42  $ 10.59
Income From Investment Operations:
   Net Investment Income (Loss)                                    0.55       0.57     0.68      0.81     0.80
   Net Realized and Unrealized Gains (Losses) on Investments       0.24       0.88    (1.25)     0.37    (0.17)
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                0.79       1.45    (0.57)     1.18     0.63
Less Distributions:
   From Net Investment Income                                     (0.55)     (0.57)   (0.69)    (0.81)   (0.80)
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                            (0.55)     (0.57)   (0.69)    (0.81)   (0.80)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $   10.65  $   10.41  $  9.53   $ 10.79  $ 10.42
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
   Total Return                                                   +7.78%    +15.51%    -5.35%    +11.62%    +6.22%
   Net Assets, End of Period (In Millions)                     $      71  $      77  $    43   $    32  $     7
   Ratio of Expenses to Average Net Assets  before Expense
   Offsets                                                          0.6%      0.6%     0.6%       0.5%     0.4%
   Ratio of Expenses to Average Net Assets                          0.6%      0.6%     0.6%       0.5%     0.4%
   Ratio of Net Investment Income (Loss) to Average Net Assets      5.2%       5.6%     7.0%      7.4%     7.7%
   Portfolio Turnover  Rate(b)                                    133.2%     204.8%   411.5%    341.4%   293.9%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG GOVERNMENT SECURITIES FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------------------

                                                                 Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,   Oct.31,
SELECTED PER-SHARE DATA(A)                                         2004     2003      2002      2001       2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $11.05  $ 11.36   $ 11.26   $ 10.34    $ 10.22
  Income From Investment Operations:
   Net Investment Income (Loss)                                     0.32      0.34      0.48      0.60       0.64
      Net Realized and Unrealized Gains (Losses) on Investments     0.21      0.05      0.31      0.93       0.12
--------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                              0.53      0.39      0.79      1.53       0.76
  Less Distributions:
   From Net Investment Income                                      (0.42)    (0.44)    (0.53)    (0.61)    (0.64)
   From Net Realized Gains                                         (0.23)    (0.26)    (0.16)     --          --
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           (0.65)    (0.70)    (0.69)    (0.61)     (0.64)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $10.93  $ 11.05   $ 11.36   $ 11.26    $ 10.34
====================================================================================================================
  RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
   Total Return                                                    +4.92%    +3.56%    +7.45%   +15.28%     +7.69%
   Net Assets, End of Period (In Millions)                         $  84   $   122   $   105   $    76    $    21
     Ratio of Expenses to Average Net Assets  before Expense
   Offsets                                                           0.5%      0.5%      0.5%     0.5%       0.4%
   Ratio of Expenses to Average Net Assets                           0.5%      0.5%      0.5%     0.5%       0.4%
   Ratio of Net Investment Income (Loss) to Average Net Assets       3.2%      3.0%      4.5%     5.4%       6.2%
      Portfolio Turnover  Rate(b)                                  389.5%    530.9%    519.2%    552.2%     373.3%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG HIGH-YIELD BOND FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------

                                                         Oct.  31,  Oct.  31,    Oct.31,    Oct. 31,
SELECTED PER-SHARE DATA(A)                                 2004        2003        2002      2001(b)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $     7.53  $     6.35   $   7.75   $   8.56
Income From Investment Operations:
   Net Investment Income (Loss)                              0.58        0.61       0.82       0.26
   Net Realized and Unrealized Gains (Losses) on
   Investments                                               0.35        1.17      (1.40)     (0.81)
--------------------------------------------------------------------------------------------------------
   Total from Investment Operations                          0.93        1.78      (0.58)     (0.55)
Less Distributions:
   From Net Investment Income                               (0.58)      (0.60)     (0.82)     (0.26)
--------------------------------------------------------------------------------------------------------
   Total Distributions                                      (0.58)      (0.60)     (0.82)     (0.26)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $     7.88  $     7.53   $   6.35   $   7.75
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                            +12.85%     +29.11%      -8.38%      -6.52%
   Net Assets, End of Period (In Millions)              $       24  $       42   $     47   $     14
   Ratio of Expenses to Average Net Assets  before
   Expense Offsets                                            0.5%       0.5%       0.5%        0.5%*
   Ratio of Expenses to Average Net Assets                    0.4%        0.5%       0.5%       0.5%*
   Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                 7.6%        8.6%      11.0%      12.9%*
   Portfolio Turnover Rate(c)                               133.4%      171.7%     120.3%     114.4%




  * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period  from July 31, 2001  (commencement  of class) to October 31,
     2001.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG SHORT-TERM BOND FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------------------

                                                               Oct. 31,   Oct. 31,  Oct. 31,   Oct. 31,  Oct. 31,
SELECTED PER-SHARE DATA(A)                                        2004     2003      2002       2001      2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 8.82   $ 8.79     $ 9.40    $ 9.35    $  9.42
Income From Investment Operations:
   Net Investment Income (Loss)                                    0.31       0.34    0.48      0.64       0.67
   Net Realized and Unrealized Gains (Losses) on Investments      (0.01)      0.08   (0.59)     0.05      (0.07)
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                0.30       0.42   (0.11)     0.69       0.60
Less Distributions:
   From Net Investment Income                                     (0.34)     (0.39)  (0.50)    (0.64)     (0.67)
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                            (0.34)     (0.39)  (0.50)    (0.64)     (0.67)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $ 8.78   $ 8.82     $ 8.79    $ 9.40     $ 9.35
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
   Total Return                                                   +3.50%     +4.84%    -1.14%     +7.57%    +6.60%
   Net Assets, End of Period (In Millions)                        $  50      $  67     $  55      $  71     $  25
   Ratio of Expenses to Average Net Assets  before Expense                               0.5%                 0.4%
   Offsets                                                          0.5%       0.5%                 0.4%
   Ratio of Expenses to Average Net Assets                          0.5%       0.5%      0.5%       0.4%      0.4%
   Ratio of Net Investment Income (Loss) to Average Net Assets      3.6%       3.8%      5.3%       6.6%      7.2%
   Portfolio Turnover  Rate(b)                                     36.7%      97.4%    154.3%     129.3%     94.1%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

YOUR ACCOUNT

SHARE PRICE

Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the value of the securities in a Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. The value of debt securities in the Fund's portfolio may be determined by an independent pricing service that utilizes matrix pricing and/or pricing models to derive a price for a normal, institutional-sized trading unit of a security, and for non-rated or thinly traded securities. Matrix pricing and/or pricing models may utilize cash-flow models as well as asset valuations and trading data for comparable securities. The price evaluation made by a pricing service is not a guarantee that an individual security held by the Fund can be sold for that particular price at any particular time.


FAIR VALUE PRICING
If pricing service information or broker quotations are not readily available (e.g. for newly issued fixed-income securities or fixed-income securities for which settlement is delayed), the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


 ((Side Box))
------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.
------------------------------------------------------




FOREIGN SECURITIES

Except for the ADVISOR MUNICIPAL BOND FUND, some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the value of a Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate a Fund's NAV, including movements of the domestic market, generally will be reflected in a Fund's NAV if we, under the supervision of the Board of Directors of the Strong Funds , determine that such events require fair valuation of those foreign securities that may be affected by the event.


MANAGING YOUR ACCOUNT

This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.


On or about March 11, 2005, Boston Financial Data Services, Inc. is expected to provide transfer agent and recordkeeping services for the Strong Funds. As a result, you may experience some changes to the account services set forth below. During this time, please contact a customer service representative for additional information regarding ways to manage your account.


BY MAIL

Please send all mail requests PRIOR TO MARCH 11, 2005, to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936 or BEGINNING ON MARCH 11, 2005, to Strong Funds, P.O. Box 8266, Boston, MA 0266-8266. You can manage your account by mail in the following ways:


     o   OPEN AN ACCOUNT
         Prior to your initial investment, a signed, completed application should be on file with the Funds' transfer agent.
     o   EXCHANGE SHARES
         Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, and signed exactly as the names of all registered owners appear on the account records, by the minimum number of persons designated on the account application required to effect an exchange.
     o   SELL SHARES
         Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, and signed exactly as the names of all registered owners appear on the account records by the minimum number of persons designated on the account application required to effect a redemption.

BY WIRE
Funding of the following transactions must be made by wire.

     o   OPEN AN ACCOUNT
         Prior to your initial investment, a signed, completed application must be on file with the Fund's transfer agent.
     o   MAKE ADDITIONAL INVESTMENTS

         The Funds pay wire fees, which are a Fund expense. If the Funds' agent does not receive payment by the close of the federal wire system the same day, your order may be canceled or you may be liable for resulting interest expenses.

     o   SELL SHARES

Wire instructions for purchases:

     U.S. Bank National Association 777 East Wisconsin Ave. Milwaukee, WI 53202 ABA routing number: 075000022 Account number: 112737-090
     For further credit to:  (insert your account number and registration)

BY TELEPHONE

Call 1-888-368-6622 before 3:00 p.m., Central Time to speak to a customer service representative. During times of unusual market activity, our customer service representatives may be busy, and you may experience a delay placing a telephone request. During these times, consider using our web site. You can manage your account by telephone in the following ways:


     o   MAKE ADDITIONAL INVESTMENTS
     o   EXCHANGE SHARES

         For accounts with the Exchange Option, you can exchange shares between Strong Fund accounts with the same registered owners, address, and taxpayer identification number.

     o   SELL SHARES
         For accounts with the Redemption Option, you can have proceeds wired to a properly pre-authorized bank account.

ONLINE

You can manage your account online at www.Strong.com in the following ways:


     o   MAKE ADDITIONAL INVESTMENTS
     o   EXCHANGE SHARES

         For accounts with the Exchange Option, you can exchange shares between Strong Fund accounts with the same registered owners and taxpayer identification number.

     o   SELL SHARES
         For accounts with the Redemption Option, you can have proceeds wired to a properly pre-authorized bank account.

THROUGH THIRD PARTIES
When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third-party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund generally requires financial intermediaries to transact through a registered clearing agency, such as National Securities Clearing Corporation. Consult your financial intermediary for details. Broker-dealers, including the Fund's distributor and other financial intermediaries, may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Funds. Contact your financial intermediary, or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Fund's distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:

     o   OPEN AN ACCOUNT
     o   MAKE ADDITIONAL INVESTMENTS
     o   EXCHANGE SHARES
     o   SELL SHARES

INVESTMENT MINIMUMS

For each Fund, except the ADVISOR BOND FUND, the initial investment minimum is $1 million. The initial investment minimum is waived for registered investment advisors with an initial investment minimum of at least $250,000. For the ADVISOR BOND FUND, the initial investment minimum is $250,000. After your initial investment, additional transactions may be made in any amount.

ADDITIONAL INFORMATION

ACCOUNT OPTIONS AND SERVICES
Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site or call a customer service representative for more information.

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5 million. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number. To protect the Funds' performance and shareholders, we discourage frequent trading in response to short-term market fluctuations.

CUSTOMER IDENTIFICATION REQUIREMENT
We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.

DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call a customer service representative for more information.

EARLY REDEMPTION FEE

The HIGH-YIELD BOND FUND assesses a 1.00% fee, based on redemptions (including exchanges) of Fund shares held for less than 180 calendar days. Redemption fees will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the 180-calendar day holding period. Redemption fees are not applicable to shares purchased by or through qualified tuition programs established under Section 529 of the Internal Revenue Code, certain advisory wrap programs, Keogh/qualified retirement plans, pension plans, profit sharing plans, 401(k) plans, 403(b) plans, retirement plan trusts, defined contribution plans, and reinvested dividends and distributions.


EXCHANGING SHARES

An exchange of shares between Strong Fund accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds assess a redemption fee, as described in the appropriate Fund's prospectus. The HIGH-YIELD BOND FUND assesses an early redemption fee of 1.00%, based on the redeemed share's market value, for shares held less than 180 calendar days. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds.

INVESTMENTS BY CHECK OR WIRE
Please remember to submit separate checks or wires for investments in Strong Funds and investments in other products offered through Strong Investments, Inc. (e.g. qualified tuition programs).

PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to disclosure of its portfolio securities is available in the Fund's statement of additional information. Portfolio holdings information is available at www.Strong.com/holdings. This includes a schedule of investments, which is available as of the end of the month after a one-month lag, and top ten holdings, which are available on a quarterly, 30-day delayed basis. These portfolio holdings remain available on the web site at least until the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the web site information is current.


PURCHASES IN KIND
You may, if we approve, purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Funds' valuation policies.

SELLING SHARES

After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If you request a specific dollar amount to be redeemed, and due to market fluctuation the account balance is less than the requested amount, we will redeem the remaining account balance. The original application should be on file with the Fund's transfer agent before a redemption request will be processed. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section for details.


SHORT-TERM TRADING

The Fund's Board of Directors has approved policies and procedures under which the Fund attempts to deter short-term trading. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions;
(3) the time frame between which purchases and redemptions are executed, including exchanges and sharedrafts (for bond funds offering checkwriting); and
(4) the Fund's asset size. Shareholders who purchase shares and then redeem within thirty-five calendar days, using the last-in, first-out method to determine the holding period, have executed a short-term trade and maybe subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to: (1) a request to cease such activities; (2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a change to, discontinuance of, or temporary suspension of any or all account services. Regularly scheduled automatic investment, automatic exchange, and systematic withdrawal plans established with or payroll direct deposits identifiable by the Fund's transfer agent or the Distributor are generally excluded from consideration. If, however, you routinely execute a redemption within thirty-five calendar days of a purchase made using your automatic investment plan, automatic exchange plan, or payroll direct deposit, you may be subject, without prior notice, to one or more of the aforementioned actions by or on behalf of the Fund. The Fund or its agent may also make exceptions on a case-by-case basis if they are reported at least quarterly to the Fund's Board. Please see the "Reserved Rights" section for the Fund's additional reserved rights. Intermediaries may also impose different or more restrictive policies to deter short-term trading in mutual funds offered through third parities. For example, intermediaries may restrict purchases in all mutual funds that third parties offer if a client has been restricted by a certain number of mutual fund families, which may or may not include the Strong Funds.

Although the Fund attempts to deter short-term trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by underlying shareholders in such accounts and administrators of the accounts may impose different or no restrictions on this type of trading by underlying shareholders. Therefore, the Fund cannot always know about or reasonably be expected to detect short-term trading. If the Fund is unable to deter this type of trading, it may adversely affect performance of the Fund, including by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at disadvantageous time, thereby increasing brokerage, administrative, and other expenses.

The Fund has no special arrangements in place with any persons to permit the short-term trading of Fund shares.


SIGNATURE GUARANTEES
A Medallion signature guarantee is designed to protect shareholders and a Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:

     o When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong Fund account,
     o When establishing a bank address with no owner(s) in common with the Strong Fund account owner(s), or when all Strong Fund joint account owners are not also bank account owners,

     o When transferring the ownership of an account to another individual or organization,
     o If adding/changing a name or adding/removing an owner on an account, and
     o    If adding/changing the beneficiary on a transfer-on-death account.

A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).

A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We  use   reasonable   procedures  to  confirm  that  telephone  and  electronic
transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS

DISTRIBUTION POLICY
To the extent they are available, each Fund generally pays you dividends from net investment income monthly and distributes net realized capital gains at least annually. Dividends are declared on each Business Day, except for bank holidays. Under normal circumstances, dividends earned on weekends, holidays, and other days when the Fund's NAV is not calculated are declared on the first
Business Day preceding these days. Your investment generally earns dividends from the first Business Day after we accept your purchase order. Please note, for purposes of determining when your investment begins earning dividends, proper purchase orders placed after the calculation of the Fund's NAV each day are normally accepted the next Business Day. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Institutional Class shares of the Fund unless you choose otherwise. Your other options are to receive checks for these payments or have them credited to your bank account by Electronic Funds Transfer. If you elect to receive distributions paid by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-888-368-6622.

TAXES

Generally, the ADVISOR MUNICIPAL BOND FUND'S distributions will be composed primarily of tax-exempt income. However, the Fund may make distributions of net investment income and capital gains that are taxable to you.

TAXABLE DISTRIBUTIONS

For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading approach of each Fund, except the SHORT-TERM BOND FUND, may increase the amount of capital gains distributions. Please note, however, under federal law, the interest income earned from U.S. Treasury securities may be exempt from state and local taxes. Most states allow mutual funds to pass through that exemption to their shareholders, although there are conditions to this exemption in some states. Also, the ADVISOR MUNICIPAL BOND FUND'S use of derivatives may result in taxable income.


TAX-EXEMPT DISTRIBUTIONS
For the ADVISOR MUNICIPAL BOND FUND, exempt-interest dividends from municipal funds are generally exempt from federal income taxes, but may be subject to state and local income taxes. Also, if you are subject to the Alternative Minimum Tax (AMT), you may have to pay federal tax on a portion of your income from exempt-interest dividends.

RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.

YEAR-END TAX STATEMENT
To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income dividends (designating qualified dividend income) and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.

((Side Box))
---------------------------------------------------
YOU MAY WANT TO AVOID:
o Investing a large amount in a Fund close to the end of the calendar year. If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a mutual fund at a loss if you have purchased (including reinvested dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale, and you will not be allowed to claim a tax loss on the transaction.
---------------------------------------------------

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including, but not limited to, exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.

o Reject any purchase request for any reason, including exchanges from other Strong Funds and automatic investment plan purchases.

o    Change the minimum or maximum investment amounts.

o    Delay sending out redemption proceeds for up to seven days.

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets.

o Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:


SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders, which are available online or upon request at the addresses and phone numbers listed below. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI, which is available online or upon request at the addresses and phone numbers listed below, contains more details about investment policies, strategies, risks, and techniques. It also contains a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.


TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                            BY OVERNIGHT DELIVERY

1-888-368-6622                          PRIOR TO MARCH 11, 2005

                                        Strong Funds
                                        One Hundred Heritage Reserve
BY MAIL                                 Menomonee Falls, WI 53051

PRIOR TO MARCH 11, 2005
Strong Funds                            BEGINNING ON MARCH 11, 2005
P.O. Box 2936                           Strong Funds
Milwaukee, WI 53201-2936                Attn: CCSU - Boston Financial
                                        66 Brooks Drive
BEGINNING ON MARCH 11, 2005             Braintree, MA 02184

Strong Funds

P.O. Box  8266                         ON THE INTERNET
Boston, MA 02266-8266                  View online or download documents:
                                       Strong Funds:  www.Strong.com
                                       SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE SEC AT
(202) 942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV.

Strong Advisor Bond Fund, a series of Strong Income Funds II, Inc., SEC file number: 811-7335

Strong Advisor Municipal Bond Fund and Strong High-Yield Bond Fund, each a series of Strong Income Funds, Inc., SEC file number: 811-6195
Strong Corporate Bond Fund, a series of Strong Corporate Bond Fund, Inc., SEC file number: 811-4390
Strong Government Securities Fund, a series of Strong Government Securities Fund, Inc., SEC file number: 811-4798

Strong Short-Term Bond Fund, a series of Strong Short-Term Bond Fund, Inc., SEC file number: 811-5108



RT49149 03- 05                                                     WH3150 03-05

                                                      Prospectus | MARCH 1, 2005










                                                                          STRONG
                                                                  Advisor Income
                                                                           FUNDS

                                        CLASSES A, B, AND C (written vertically)

                                              [PICTURE OF MAN AND WOMAN READING]



                                Strong Advisor Bond Fund

                      Strong Advisor Municipal Bond Fund

                 Strong Advisor Short Duration Bond Fund

                    Strong Advisor Strategic Income Fund








                                                            STRONG [STRONG LOGO]




AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

REORGANIZATION OF STRONG FUNDS

On December 10, 2004, or December 22, 2004, shareholders of the Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (Reorganization) as shown in the table that follows and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC (Funds Management) and certain sub-advisors (Interim
Agreements). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005 (Conversion Date); the last day that a net asset value will be calculated for the Strong Funds is April 8, 2005. More detailed information about the Reorganization can be found in the Combined Prospectus/Proxy Statement dated October 26, 2004. To obtain a free copy, please call 1-800-368-3863 or visit the SEC's web site at www.sec.gov.


------------------------------------------------------------ ---------------------------------------------------------

STRONG FUND                                                  WELLS FARGO ADVANTAGE FUND
------------------------------------------------------------ ---------------------------------------------------------
Strong Advisor Bond Fund                                     Wells Fargo Advantage Total Return Bond Fund
------------------------------------------------------------ ---------------------------------------------------------
Strong Advisor Municipal Bond Fund                           Wells Fargo Advantage Municipal Bond Fund
------------------------------------------------------------ ---------------------------------------------------------
Strong Advisor Short Duration Bond Fund                      Wells Fargo Advantage Ultra-Short Duration Bond Fund
------------------------------------------------------------ ---------------------------------------------------------
Strong Advisor Strategic Income Fund                         Wells Fargo Advantage Strategic Income Fund

------------------------------------------------------------ ---------------------------------------------------------


On the Conversion Date, the value of shareholders' accounts in each Strong Fund will automatically be converted into shares of the designated Wells Fargo Advantage Fund with a value equivalent to the value of the account in the respective Strong Fund. The conversions are expected to occur on a federal tax-free basis. Before the Conversion Date, if you would like to arrange an exchange or redemption of your Strong Fund shares, you may call us at 1-800-368-3863. PLEASE BE AWARE, HOWEVER, THAT A REDEMPTION OR EXCHANGE IS A TAXABLE EVENT THAT, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES, MAY RESULT IN A TAX LIABILITY FOR YOU. IN ADDITION, YOUR REDEMPTION WOULD BE SUBJECT TO ANY APPLICABLE REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE.

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

   What are the Funds' objectives?.............................................1

   What are the Funds' principal investment strategies?........................1

   What are the main risks of investing in the Funds?..........................4

   What are the Funds' fees and expenses?.....................................15

   Who are the Funds' investment advisor and portfolio managers?..............19

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


   Legal and Regulatory Matters.............................................. 23

   Percentage Restrictions................................................... 25

   A Word About Credit Quality............................................... 25

   Comparing the Funds....................................................... 27

   Taxable Investments....................................................... 28

   If You Are Subject to the Alternative Minimum Tax......................... 28


   Financial Highlights.......................................................29

YOUR ACCOUNT


   Share Price............................................................... 42

   12b-1 Distribution and Service Fees....................................... 43

   What Share Classes We Offer............................................... 44

   How to Reduce Your Sales Charge........................................... 48

   Managing Your Account..................................................... 53

   Investment Minimums....................................................... 57

   Additional Information.................................................... 57

   Distributions............................................................. 64

   Taxes..................................................................... 65

   Reserved Rights........................................................... 67

   For More Information...................................................... 74


IN THIS PROSPECTUS, "WE," "US," AND "OUR" GENERALLY REFER TO THE FUNDS OR WELLS FARGO FUNDS MANAGEMENT, LLC (FUNDS MANAGEMENT), THE FUNDS' INVESTMENT ADVISOR. "WE," "US," AND "OUR" MAY ALSO REFER TO THE FUNDS' OTHER SERVICE PROVIDERS. "YOU" REFERS TO THE SHAREHOLDER OR POTENTIAL INVESTOR.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?

The STRONG ADVISOR BOND FUND seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

The STRONG ADVISOR MUNICIPAL BOND FUND seeks total return by investing for a high level of federal tax-exempt current income.

The STRONG ADVISOR SHORT DURATION BOND FUND seeks total return by investing for a high level of income with a low degree of share-price fluctuation.

The STRONG ADVISOR STRATEGIC INCOME FUND seeks total return by investing for a high level of current income and capital growth.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

The ADVISOR BOND FUND invests, under normal conditions, at least 80% of its net assets in higher- and medium-quality corporate, mortgage- and asset-backed, U.S. Government (and its agencies and instrumentalities), and foreign government bonds. The Fund's duration will normally vary between three and six years. The Fund may also invest up to 20% of its net assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). These high-yield bonds may be either U.S. or foreign securities. The Fund may invest a significant amount in mortgage-backed and asset-backed securities. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

((Side Box))
--------------------------------------------------------------------------------
DURATION is a general measure of risk that indicates the sensitivity of a bond portfolio to changes in interest rates. The higher the duration, the greater the potential share-price volatility of a Fund.
--------------------------------------------------------------------------------


The ADVISOR MUNICIPAL BOND FUND invests, under normal conditions, at least 80% of its net assets in municipal bonds. At least 75% of the Fund's net assets will be invested in higher-quality municipal securities (e.g., securities rated AAA through A by S&P) as determined at the time of purchase. Under normal conditions, the Fund expects to invest primarily in municipal bonds whose interest is exempt from the federal alternative minimum tax (AMT). The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach. The Fund typically maintains an average effective maturity of between 5 and 20 years.

The ADVISOR SHORT DURATION BOND FUND invests, under normal conditions, at least 80% of its net assets in bonds , and up to 35% of its net assets may be invested in lower-quality, high-yield bonds (commonly referred to as junk bonds). Under normal conditions, the Fund maintains a duration of one year or less. The Fund may invest a significant amount in mortgage- and asset-backed securities. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity).


The ADVISOR STRATEGIC INCOME FUND invests, under normal conditions, at least 65% of its total assets in medium- and lower-quality corporate bonds (e.g., bonds rated BBB through C by S&P). The Fund will typically maintain a dollar-weighted average effective maturity between three and ten years. The Fund may invest up to 20% of its net assets in common stocks and up to 20% of its net assets in debt obligations that are in default. The Fund may also invest in convertible securities and mortgage-backed and asset-backed securities. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

Although the ADVISOR BOND FUND, ADVISOR SHORT DURATION BOND FUND, and ADVISOR STRATEGIC INCOME FUND invest primarily for income, they also employ techniques designed to realize capital appreciation. For example, the managers may select securities with maturities and coupon rates that position them for potential capital appreciation for a variety of reasons including a manager's view on the direction of future interest-rate movements and the potential for credit improvement.

To select securities for each Fund's portfolio, the manager(s) engage in thorough, security-by-security research as well as rigorous analysis of general economic conditions. Generally, security selection in the U.S. Treasury and mortgage- and asset-backed marketplaces is driven by quantitative analysis
(focusing on such factors as duration, yield spreads, and the yields at different maturities of suitable investments); and corporate security selection is driven by rigorous research on the finances, industry, and capital structure of corporate issuers.


The managers of each Fund may sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns). Also, the managers may invest up to 100% of the Fund's assets in cash or cash-type securities (including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments, and money market investments, except the ADVISOR MUNICIPAL BOND FUND does not invest in foreign securities) as a temporary defensive position during adverse market, economic, or political conditions if the Funds' managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.


((Side Box))
MUNICIPAL BONDS are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal bonds can be issued to obtain money for public purposes or for privately operated facilities or projects. Some municipal bonds pay interest that is exempt from federal income tax. Examples of municipal securities are general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

BOND RISKS: The major risks of the Funds are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the Fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Funds' managers will produce the desired results.


ACTIVE TRADING RISK: The ADVISOR BOND FUND'S, the ADVISOR MUNICIPAL BOND FUND'S, and the ADVISOR STRATEGIC INCOME FUND'S use of an active trading approach may increase the Fund's costs and reduce the Fund's performance.


DERIVATIVES RISK: Derivatives include such instruments as futures, options, and swap agreements. When investing in futures, the Fund is exposed to the risk that the security's future value may be higher or lower at the time of sale or purchase, respectively. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures, or designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. In entering into swap agreements, the Fund is exposed to risk of counterparty default and adverse changes in the relationship of the swap payments and the value of the underlying index or instrument. Derivatives may be illiquid, and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful strategy, and using them could lower the Fund's return. For more information on derivatives, consult the Funds' statement of additional information.

FOREIGN RISKS: The ADVISOR BOND FUND, the ADVISOR SHORT DURATION BOND FUND, and the ADVISOR STRATEGIC INCOME FUND invest in securities that may be directly or indirectly subject to one or more of the following foreign-related risks: risks created by currency-rate fluctuations, foreign political and economic instability, foreign financial reporting standards, foreign taxes, and foreign securities markets and issuer regulations. Securities subject to one or more of these risks may be less liquid than securities that are not subject to these risks.

GOVERNMENT-SPONSORED ENTITIES RISKS: For the ADVISOR BOND FUND, economic, business, or political developments may affect the ability of federal, state, and local government-sponsored entities, obligors, and guarantors to repay principal and to make interest payments. In addition, government-sponsored entity securities (e.g., securities issued by Fannie Mae and Freddie Mac) may not be backed by the full faith and credit of the sponsoring federal, state, or local government.

HIGH-YIELD BOND RISKS: The ADVISOR SHORT DURATION BOND FUND, the ADVISOR STRATEGIC INCOME FUND, and, to a limited extent, the ADVISOR BOND FUND, invest a portion of their assets in lower-quality bonds, commonly known as high-yield bonds or junk bonds that present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit-quality risk). If that happens, the Fund's share price may decrease and its income distributions may be reduced, and the value of the bond may decrease. An economic downturn or period of rising interest rates (interest-rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Fund's share price. The ADVISOR STRATEGIC INCOME FUND also invests in debt obligations that are in default (debt obligations that have missed either an interest or principal payment). These obligations may have greater risk than a high-yield bond that is currently not in default.

MORTGAGE- AND ASSET-BACKED SECURITIES RISKS: Mortgage-backed and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer before its scheduled due date. If that happens, the Fund may have to reinvest the prepayments in a less attractive security, and this could reduce the Fund's share price and its income distributions. Variations in the principal prepayment speed may be caused by a number of economic and market factors and could directly affect the amount of the interest received on and the yield of these securities. Stripped mortgage- and asset-backed securities, such as interest-only and principal-only securities, receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

MUNICIPAL RISK: For the ADVISOR MUNICIPAL BOND FUND, economic, business, or political developments may affect the ability of municipal issuers, obligors, and guarantors to repay principal and to make interest payments. This could result in fluctuations in the Fund's returns.

NOT INSURED RISK: An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.




The Funds are appropriate for investors who are comfortable with the risks described here. The ADVISOR BOND FUND, the ADVISOR MUNICIPAL BOND FUND, and the ADVISOR STRATEGIC INCOME FUND are appropriate for investors whose financial goals are four or more years in the future. The ADVISOR SHORT DURATION BOND FUND is appropriate for investors whose financial goals are one or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

FUND STRUCTURE
Each of the Funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Class A, B, and C shares are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. Class A shares are the ADVISOR BOND FUND'S former Advisor Class shares. Class A shares are subject to a front-end sales charge. Class B and C shares are subject to a contingent deferred sales charge (CDSC), and Class A shares are subject to a CDSC in limited circumstances. Class A, B, and C shares are subject to distribution fees under a Rule 12b-1 plan. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, or C shares and may cost you more than other types of sales charges.

FUND PERFORMANCE
The following return information illustrates how the performance of the Funds' Class A, B, and C shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns compare with returns of a broad measure of market performance and an index of funds with similar investment objectives.


The performance results for the ADVISOR BOND FUND'S Class A shares, which were first offered on November 30, 2000, are based on the historical performance of the Fund's former Institutional Class shares from inception through August 30, 1999, recalculated to reflect the higher expenses associated with the Class A shares, and the historical performance of the Fund's Advisor Class shares from August 31, 1999, through November 29, 2000. The performance results for the Class B and C shares are based on the historical performance of the Fund's Institutional Class shares, recalculated to reflect the different expenses applicable to those classes. The Institutional Class shares are not offered by this prospectus. The returns for the Class A, B, and C shares are substantially similar to those of the Institutional Class shares because each class is invested in the same portfolio of securities and the differences generally relate to the differences in the fees and expenses of each class of shares.

The performance results for the ADVISOR SHORT DURATION BOND FUND'S Class A, B, and C shares, which were first offered on November 30, 2000, are based on the historical performance of the Fund's former retail class shares, currently Class Z shares, from the inception of the Fund through November 29, 2000, recalculated to reflect the different expenses applicable to those classes. The Class Z shares are not offered by this prospectus. The returns for the Class A, B, and C shares are substantially similar to those of the Class Z shares because each class is invested in the same portfolio of securities and the differences generally relate to the differences in the fees and expenses of each class of shares.


The ADVISOR MUNICIPAL BOND FUND was organized to acquire all of the assets and assume all of the liabilities of the State Street Research Tax-Exempt Fund (SSR
Fund). This acquisition, which involved the issuance of Class A, B, and C shares of the Fund to the Class A, B and B(1), and C shareholders, respectively, of the SSR Fund in exchange for the SSR Fund's assets and liabilities, was effected on March 7, 2003. Accordingly, the Fund is the successor to the SSR Fund. As a result, the ADVISOR MUNICIPAL BOND FUND'S return information prior to the acquisition was derived from the performance of the Class A, B, and C shares of the SSR Fund.


The performance results for the ADVISOR MUNICIPAL BOND FUND'S Class B and C shares, which were first offered on June 7, 1993, are based on the historical performance of the Fund's Class A shares from the inception of the Fund through June 6, 1993, recalculated to reflect the different expenses applicable to those classes. The returns for the Class B and C shares are substantially similar to those of the Class A shares because each class is invested in the same portfolio of securities and the differences generally relate to the differences in the fees and expenses of each class of shares.


The Calendar Year Total Returns depicted for each Fund are for each Fund's Class A shares. Please keep in mind that the past performance of each Fund, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

------------------------------------------------------------------------------------------------------
                Advisor Municipal       Advisor Short                             Advisor Strategic
    Year              Bond              Duration Bond         Advisor Bond             Income
------------------------------------------------------------------------------------------------------

     1995          16.58%                10.46%                 -                     -

------------------------------------------------------------------------------------------------------
    1996             2.93%                10.02%                 -                     -
------------------------------------------------------------------------------------------------------
    1997            10.17%                 6.68%                17.91%                 -
------------------------------------------------------------------------------------------------------
    1998             5.79%                 4.08%                 9.95%                 -
------------------------------------------------------------------------------------------------------
    1999            -4.34%                 5.77%                 0.50%                 -
------------------------------------------------------------------------------------------------------
    2000            10.10%                 6.48%                 8.31%                 -
------------------------------------------------------------------------------------------------------
    2001             4.65%                 5.13%                 7.10%                 6.97%
------------------------------------------------------------------------------------------------------
    2002             9.01%                 1.29%                 5.86%                -6.41%
------------------------------------------------------------------------------------------------------
    2003             5.35%                 2.16%                 4.75%                33.38%
------------------------------------------------------------------------------------------------------

    2004             3.73%                 1.01%                 4.04%                11.96%

------------------------------------------------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                                    BEST QUARTER RETURN                 WORST QUARTER RETURN
------------------------------------- ----------------------------------- -----------------------------------

Advisor Municipal Bond                          6.08% (1st Q 1995)              -2.93% (1st Q 1996)
Advisor Short Duration Bond                     3.77% (2nd Q 1995)              -0.66% (1st Q 2002)
Advisor Bond                                    6.34% (1st Q 1997)              -2.79% (2nd Q 2004)
Advisor Strategic Income                       12.13% (2nd Q 2003)              -8.11% (2nd Q 2002)

The bar chart does not reflect any initial sales charges, which, for the ADVISOR BOND FUND, the ADVISOR SHORT DURATION BOND FUND, and the ADVISOR STRATEGIC INCOME FUND, were first charged on November 30, 2000, and for the ADVISOR MUNICIPAL BOND FUND, were in effect for each period shown above. If it did, returns for all of the Funds would be lower than those shown.


AVERAGE ANNUAL TOTAL RETURNS

                                 AS OF 12-31- 04


-------------------------------------------------------- ----------- -------------- -------------- ---------------
                                                                                                     SINCE FUND
                       FUND/INDEX                          1-YEAR       5-YEAR         10-YEAR      INCEPTION(1)
-------------------------------------------------------- ----------- -------------- -------------- ---------------
 ADVISOR BOND
-------------------------------------------------------- ----------- -------------- -------------- ---------------
 Class A
-------------------------------------------------------- ----------- -------------- -------------- ---------------

         Return Before Taxes                              -0.64%       5.03%             -           6.58%
-------------------------------------------------------- ----------- -------------- -------------- ---------------
         Return After Taxes on Distributions             - 1.85%       3.04%             -           4.28%
-------------------------------------------------------- ----------- -------------- -------------- ---------------
         Return After Taxes on Distributions and
           Sale of Fund Shares                            -0.43%(2)    3.05%             -           4.19%
-------------------------------------------------------- ----------- -------------- -------------- ---------------
 Class B*                                                - 1.61%       4.86%             -           6.43%
-------------------------------------------------------- ----------- -------------- -------------- ---------------
 Class C*                                                  2.28%       5.19%             -           6.43%
-------------------------------------------------------- ----------- -------------- -------------- ---------------
 Lehman Brothers U.S. Aggregate Bond Index (reflects       4.34%       7.71%             -           6.96%
 no deduction for fees,  expenses, or taxes)(3)
-------------------------------------------------------- ----------- -------------- -------------- ---------------
 Lipper Intermediate Investment Grade Debt Funds Index     4.28%       7.33%             -           6.50%
 (reflects no deduction for fees, expenses, or
 taxes)(4)
-------------------------------------------------------- ----------- -------------- -------------- ---------------
ADVISOR MUNICIPAL BOND
-------------------------------------------------------- ----------- -------------- -------------- ---------------
Class A
-------------------------------------------------------- ----------- -------------- -------------- ---------------
         Return Before Taxes                              -0.99%       5.56%           5.78%         6.13%
-------------------------------------------------------- ----------- -------------- -------------- ---------------
         Return After Taxes on Distributions              -1.34%       5.46%           5.72%         6.07%
-------------------------------------------------------- ----------- -------------- -------------- ---------------
         Return After Taxes on Distributions and           1.00%(2)    5.38%           5.64%         6.02%
          Sale of Fund Shares
-------------------------------------------------------- ----------- -------------- -------------- ---------------
Class B*                                                 - 1.94%       5.41%           5.65%         6.05%
-------------------------------------------------------- ----------- -------------- -------------- ---------------
Class C*                                                   1.94%       5.76%           5.48%         5.59%
-------------------------------------------------------- ----------- -------------- -------------- ---------------
Lehman Brothers Municipal Bond Index (reflects no          4.48%       7.20%           7.06%         7.19%
deduction for fees, expenses, or taxes)(5)
-------------------------------------------------------- ----------- -------------- -------------- ---------------
Lipper General Municipal Debt Funds Index (reflects no      4.14%       6.63%           6.39%         6.61%
deduction for fees, expenses, or  taxes)(4)
-------------------------------------------------------- ----------- -------------- -------------- ---------------
ADVISOR SHORT DURATION BOND
-------------------------------------------------------- ------------ ------------- -------------- ----------------
 Class A
-------------------------------------------------------- ------------ ------------- -------------- ----------------
         Return Before Taxes                             - 1.30%        2.73%          5.03%         5.15%
-------------------------------------------------------- ------------ ------------- -------------- ----------------
         Return After Taxes on Distributions             - 2.21%        1.11%          2.76%         2.90%
-------------------------------------------------------- ------------ ------------- -------------- ----------------
         Return After Taxes on Distributions and         - 0.85%(2)     1.33%          2.86%         2.99%
           Sale of Fund Shares
-------------------------------------------------------- ------------ ------------- -------------- ----------------
 Class B*                                                - 4.87%        1.88%          4.50%         4.66%
-------------------------------------------------------- ------------ ------------- -------------- ----------------
 Class C*                                                 -0.85%        2.28%          4.34%         4.45%
-------------------------------------------------------- ------------ ------------- -------------- ----------------
 Citigroup 1-Year Treasury Benchmark-on-the-Run Index      0.74%        3.90%          4.94%         4.82%
 (reflects no deduction for fees, expenses, or
 taxes)(6)
-------------------------------------------------------- ------------ ------------- -------------- ----------------
 Lipper Ultra Short Obligations Funds Average              1.23%        3.52%          4.66%         4.57%
 (reflects no deduction for fees, expenses, or
 taxes)(7)
-------------------------------------------------------- ------------ ------------- -------------- ----------------
 ADVISOR STRATEGIC INCOME
-------------------------------------------------------- ------------ ------------- -------------- ----------------
 Class A
-------------------------------------------------------- ------------ ------------- -------------- ----------------
         Return Before Taxes                               6.90%          -              -          10.48%
-------------------------------------------------------- ------------ ------------- -------------- ----------------
         Return After Taxes on Distributions               4.41%          -              -          6.59%
-------------------------------------------------------- ------------ ------------- -------------- ----------------
         Return After Taxes on Distributions and           4.39%          -              -          6.46%
           Sale of Fund Shares
-------------------------------------------------------- ------------ ------------- -------------- ----------------
 Class B*                                                  5.71%          -              -          10.02%
-------------------------------------------------------- ------------ ------------- -------------- ----------------
 Class C*                                                  9.67%          -              -          10.35%
-------------------------------------------------------- ------------ ------------- -------------- ----------------
 Lehman Brothers U.S. High-Yield Bond Index (reflects      11.13%         -              -          10.73%
 no deduction for fees, expenses, or taxes)(8)
-------------------------------------------------------- ------------ ------------- -------------- ----------------
 Lipper High Current Yield Funds Index (reflects no        10.34%          -              -          8.01%
 deduction for fees, expenses, or  taxes)(4)

-------------------------------------------------------- ------------ ------------- -------------- ----------------

*ONLY BEFORE-TAX RETURNS ARE SHOWN FOR THE CLASS B AND CLASS C SHARES OF EACH FUND. AFTER-TAX RETURNS FOR THOSE CLASSES MAY VARY FROM THOSE SHOWN FOR THE CLASS A SHARES OF EACH FUND.

(1) THE ADVISOR BOND FUND COMMENCED OPERATIONS ON DECEMBER 31, 1996, AND FIRST OFFERED CLASS A SHARES (FORMERLY ADVISOR CLASS SHARES) ON AUGUST 31, 1999, AND FIRST OFFERED CLASS B AND C SHARES ON NOVEMBER 30, 2000. THE ADVISOR MUNICIPAL BOND FUND IS THE SUCCESSOR TO THE STATE STREET RESEARCH TAX-EXEMPT FUND, WHICH COMMENCED OPERATIONS ON AUGUST 25, 1986, AND FIRST OFFERED CLASS A SHARES ON AUGUST 25, 1986, AND CLASS B AND CLASS C SHARES ON JUNE 7, 1993. CLASS B(1) SHARES, WHICH WERE FIRST OFFERED ON JANUARY 1, 1999, WERE EXCHANGED FOR THE FUND'S CLASS B SHARES ON MARCH 7, 2003. THE ADVISOR SHORT DURATION BOND FUND COMMENCED OPERATIONS ON MARCH 31, 1994, AND FIRST OFFERED CLASS A, B, AND C SHARES ON NOVEMBER 30, 2000. THE ADVISOR STRATEGIC INCOME FUND COMMENCED OPERATIONS ON NOVEMBER 30, 2000.

(2) RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN BEFORE-TAX RETURNS WHEN A NET CAPITAL LOSS OCCURS UPON THE REDEMPTION OF FUND SHARES.
(3) THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE SEC-REGISTERED, TAXABLE, AND DOLLAR-DENOMINATED.
(4) THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX, THE LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX, AND THE LIPPER HIGH CURRENT YIELD FUNDS INDEX ARE THE AVERAGE OF THE 30 LARGEST FUNDS IN THEIR RESPECTIVE LIPPER CATEGORY.
(5) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A RULES-BASED, MARKET-VALUE-WEIGHTED INDEX ENGINEERED FOR THE LONG-TERM TAX-EXEMPT BOND MARKET.

(6) THE CITIGROUP 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX IS THE RETURN OF THE NEWLY ISSUED (ON-THE-RUN) ONE-YEAR TREASURIES EACH MONTH (AUCTIONED MONTHLY).
(7) THE LIPPER ULTRA SHORT OBLIGATIONS FUNDS AVERAGE IS THE AVERAGE OF ALL FUNDS IN THE LIPPER ULTRA SHORT OBLIGATION FUNDS CATEGORY. THESE FUNDS INVEST AT LEAST 65% OF ASSETS IN INVESTMENT-GRADE DEBT ISSUES, OR BETTER, AND MAINTAIN A PORTFOLIO DOLLAR-WEIGHTED AVERAGE MATURITY BETWEEN 91 DAYS AND 365 DAYS.

(8) THE LEHMAN BROTHERS U.S. HIGH-YIELD BOND INDEX COVERS THE UNIVERSE OF FIXED RATE, NON-INVESTMENT GRADE DEBT.


AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.


Unlike the bar chart, the performance table reflects the impact of the maximum initial sales charge, which, for the ADVISOR BOND Fund, the ADVISOR SHORT DURATION BOND FUND, and the ADVISOR STRATEGIC INCOME FUND, was first charged on November 30, 2000, and for the ADVISOR MUNICIPAL BOND FUND, was first charged on August 25, 1986. No sales charge is imposed on reinvested dividends and distributions.


The ADVISOR BOND FUND'S since inception return was significantly enhanced by the use of short-term trading strategies involving new issues and other limited opportunity investments. You should not expect that such favorable returns can be consistently achieved.

For current yield information on the Funds, call 1-800-368-1683.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

The costs of operating each Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your Fund investment.


The following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended October 31, 2004. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Fees are stated as a percentage of the offering price unless otherwise noted.

                                           MAXIMUM SALES CHARGE (LOAD)     MAXIMUM CDSC (AS A PERCENTAGE OF
FUND / SHARE CLASS                            IMPOSED ON PURCHASES               THE PURCHASE PRICE)
---------------------------------------- -------------------------------- -----------------------------------
ADVISOR BOND
Class A                                              4.50%                              1.00%(1)
Class B                                              None                               5.00%
Class C                                              None                               1.00%(2)
ADVISOR MUNICIPAL BOND
Class A                                              4.50%                              1.00%(1)
Class B                                              None                               5.00%
Class C                                              None                               1.00%(2)
ADVISOR SHORT DURATION BOND
Class A                                              2.25%                              1.00%(1)
Class B                                              None                               5.00%
Class C                                              None                               1.00%(2)
ADVISOR STRATEGIC INCOME
Class A                                              4.50%                              1.00%(1)
Class B                                              None                               5.00%
Class C                                              None                               1.00%(2)

(1) CLASS A PURCHASES THAT ARE NOT SUBJECT TO AN INITIAL SALES CHARGE MAY BE SUBJECT TO A 1% CDSC IF REDEEMED WITHIN 1 YEAR OF PURCHASE.
(2) CLASS C PURCHASES WILL BE SUBJECT TO A 1% CDSC IF REDEEMED WITHIN 1 YEAR OF PURCHASE.


You may not pay the maximum sales charge because waivers and reduced sales charges are available in some cases. Waivers of the CDSC are also available in some cases. See "How to Reduce Your Sales Charge" in this prospectus, and the statement of additional information, for details.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                           12B-1                                             CONTRACTUAL    NET ANNUAL OPERATING
                                       DISTRIBUTION                        TOTAL ANNUAL      FEE WAIVERS      EXPENSES (AFTER
                        MANAGEMENT      AND SERVICE                          OPERATING         AND/OR       CONTRACTUAL WAIVERS
FUND / SHARE CLASS        FEES(1)          FEES         OTHER EXPENSES       EXPENSES        ABSORPTIONS     AND/OR ABSORPTIONS)
---------------------- -------------- ---------------- ----------------- ------------------ --------------- ----------------------
ADVISOR BOND
Class A                    0.23%           0.25%            0.63%               1.11%(2)           0.010%          1.100%(2) (5)
Class B                    0.23%           1.00%            0.62%               1.85%(3)           0.010%          1.840%(3) (5)
Class C                    0.23%           1.00%            0.65%               1.88%(4)           0.010%          1.870%(4) (5)
---------------------- -------------- ---------------- ----------------- ------------------ --------------- ----------------------
ADVISOR MUNICIPAL
BOND
Class A                    0.37%           0.25%            0.60%               1.22%(2)           0.033%          1.187%(2) (5)
Class B                    0.37%           1.00%            0.61%               1.98%(3)           0.033%          1.947%(3) (5)
Class C                    0.37%           1.00%            0.61%               1.98%(4)           0.033%          1.947%(4) (5)
---------------------- -------------- ---------------- ----------------- ------------------ --------------- ----------------------
ADVISOR SHORT
DURATION BOND
Class A                   0.375%           0.25%            0.695%              1.32%(2)           0.033%          1.287%(2) (5)
Class B                   0.375%           1.00%            0.735%              2.11%(3)           0.033%          2.077%(3) (5)
Class C                   0.375%           1.00%            0.725%              2.10%(4)           0.033%          2.067%(4) (5)
---------------------- -------------- ---------------- ----------------- ------------------ --------------- ----------------------
ADVISOR STRATEGIC
INCOME
Class A                    0.50%           0.25%            0.77%               1.52%(2)           0.033%          1.487%(2) (5)
Class B                    0.50%           1.00%            0.80%               2.30%(3)           0.033%          2.267%(3) (5)
Class C                    0.50%           1.00%            0.84%               2.34%(4)           0.033%          2.307%(4) (5)

---------------------- -------------- ---------------- ----------------- ------------------ --------------- ----------------------


(1) THE FUNDS HAVE A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE DESIGNATED LEVELS.
(2) TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT VOLUNTARY WAIVERS OF FEES AND/OR EXPENSE ABSORPTIONS FOR THE CLASS A SHARES OF THE ADVISOR BOND FUND, ADVISOR MUNICIPAL BOND FUND , ADVISOR SHORT DURATION BOND FUND, AND ADVISOR STRATEGIC INCOME FUND. WITH WAIVERS AND/OR ABSORPTIONS, THE NET ANNUAL OPERATING EXPENSES AS OF OCTOBER 31, 2004, WERE 1.08%, 1.18%, 1.12%, AND 1.12% FOR THE ADVISOR BOND FUND, ADVISOR MUNICIPAL BOND FUND , ADVISOR SHORT DURATION BOND FUND, AND ADVISOR STRATEGIC INCOME FUND, RESPECTIVELY. VOLUNTARY WAIVERS AND/OR ABSORPTIONS MAY BE MODIFIED OR TERMINATED AT ANY TIME.
(3) TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT VOLUNTARY WAIVERS OF FEES AND/OR EXPENSE ABSORPTIONS FOR THE CLASS B SHARES OF THE ADVISOR BOND FUND, ADVISOR MUNICIPAL BOND FUND , ADVISOR SHORT DURATION BOND FUND, AND ADVISOR STRATEGIC INCOME FUND. WITH WAIVERS AND/OR ABSORPTIONS, THE NET ANNUAL OPERATING EXPENSES AS OF OCTOBER 31, 2004, WERE 1.82%, 1.95%, 1.99%, AND 2.26% FOR THE ADVISOR BOND FUND, ADVISOR MUNICIPAL BOND FUND , ADVISOR SHORT DURATION BOND FUND, AND ADVISOR STRATEGIC INCOME FUND, RESPECTIVELY. VOLUNTARY WAIVERS AND/OR ABSORPTIONS MAY BE MODIFIED OR TERMINATED AT ANY TIME.
(4) TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT VOLUNTARY WAIVERS OF FEES AND/OR EXPENSE ABSORPTIONS FOR THE CLASS C SHARES OF THE ADVISOR BOND FUND, ADVISOR MUNICIPAL BOND FUND, ADVISOR SHORT DURATION BOND FUND AND ADVISOR STRATEGIC INCOME FUND. WITH WAIVERS AND/OR ABSORPTIONS, THE NET ANNUAL OPERATING EXPENSES AS OF OCTOBER 31, 2004, WERE 1.86%, 1.94%, 1.99%, AND 2.31% FOR THE ADVISOR BOND FUND, ADVISOR MUNICIPAL BOND FUND, ADVISOR SHORT DURATION BOND FUND AND ADVISOR STRATEGIC INCOME FUND, RESPECTIVELY. VOLUNTARY WAIVERS AND/OR ABSORPTIONS MAY BE MODIFIED OR TERMINATED AT ANY TIME.
(5) PURSUANT TO THE DIRECTION OF THE BOARD AND CERTAIN REGULATORY SETTLEMENTS, STRONG CAPITAL MANAGEMENT, INC. OR ITS AFFILIATES HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES IN THE AMOUNT OF 0.010% FOR THE ADVISOR BOND FUND, AND 0.033% FOR THE ADVISOR MUNICIPAL BOND FUND, ADVISOR SHORT DURATION BOND FUND, AND ADVISOR STRATEGIC INCOME FUND FROM MAY 21, 2004 TO MAY 21, 2005.


EXAMPLE: This example is intended to help you compare the cost of investing in each Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in the example. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND / SHARE CLASS                                       1 YEAR         3 YEARS        5 YEARS         10 YEARS
---------------------------------------------------- --------------- -------------- --------------- ---------------
ADVISOR BOND
Class A                                                   $557           $786           $1,033          $1,777
Class B (if you redeem your shares)(1)                    $687           $981           $1,200          $1,975
Class B (if you do NOT redeem your shares) (1)            $187           $581           $1,000          $1,975
Class C (if you redeem your shares)                       $290           $590           $1,015          $2,200
Class C (if you do NOT redeem your shares)                $190           $590           $1,015          $2,200
---------------------------------------------------- --------------- -------------- --------------- ---------------
ADVISOR MUNICIPAL BOND
Class A                                                   $566           $817           $1,087          $1,858
Class B (if you redeem your shares) (1)                   $698          $1,018          $1,264          $2,107
Class B (if you do NOT redeem your shares) (1)            $198           $618           $1,064          $2,107
Class C (if you redeem your shares)                       $298           $618           $1,064          $2,304
Class C (if you do NOT redeem your shares)                $198           $618           $1,064          $2,304
---------------------------------------------------- --------------- -------------- --------------- ---------------
ADVISOR SHORT DURATION BOND
Class A                                                   $353           $631            $929           $1,776
Class B (if you redeem your shares) (1)                   $711          $1,058          $1,331          $2,237
Class B (if you do NOT redeem your shares) (1)            $211           $658           $1,131          $2,237
Class C (if you redeem your shares)                       $310           $655           $1,125          $2,428
Class C (if you do NOT redeem your shares)                $210           $655           $1,125          $2,428
---------------------------------------------------- --------------- -------------- --------------- ---------------
ADVISOR STRATEGIC INCOME
Class A                                                   $595           $906           $1,239          $2,178
Class B (if you redeem your shares) (1)                   $730          $1,115          $1,427          $2,438
Class B (if you do NOT redeem your shares) (1)            $230           $715           $1,227          $2,438
Class C (if you redeem your shares)                       $334           $727           $1,247          $2,674
Class C (if you do NOT redeem your shares)                $234           $727           $1,247          $2,674
---------------------------------------------------- --------------- -------------- --------------- ---------------

(1)  REFLECTS  THE  CONVERSION  OF CLASS B SHARES TO CLASS A SHARES  AFTER EIGHT
YEARS.



WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?


THE INVESTMENT ADVISOR
Wells Fargo Funds Management, LLC (Funds Management) serves as the investment advisor for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' advisor is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisors, who are responsible for the day-to-day portfolio management of the Funds. As of December 31, 2004, Funds Management managed over $80 billion in assets.

Strong Capital Management, Inc. (Strong), located at 100 Heritage Reserve, Menomonee Falls, WI 53051, was the investment advisor for the Funds through December 31, 2004. The management fees paid to Strong during the most recent fiscal year were the same as those being paid to Funds Management, as shown below.

THE SUB-ADVISOR
Wells Capital Management Incorporated (Wells Capital Management), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-advisor for each of the Funds. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2004, Wells Capital Management managed assets aggregating in excess of $129 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as advisor to the Funds.

As compensation for its advisory services, each Fund pays Funds Management a management fee at the annual rate specified below of the average daily net asset value of that Fund.


                                       FOR ASSETS UNDER             FOR THE NEXT                 FOR ASSETS
FUND                                      $4 BILLION              $2 BILLION ASSETS         $6 BILLION AND ABOVE
---------------------------------- -------------------------- -------------------------- ---------------------------
Advisor Bond                                  0.23%                      0.205%                    0.180%
Advisor Municipal Bond                        0.37%                      0.345%                    0.32%
Advisor Short Duration Bond                   0.375%                     0.350%                    0.325%
Advisor Strategic Income                      0.50%                      0.475%                    0.450%

The following individuals are the Funds' Portfolio Managers.



ROBERT N. DAVIDUK, CFA, manages the ADVISOR BOND FUND. He has managed the Fund since February 2005. Mr. Daviduk joined Wells Capital Management in 2002 as Managing Director of Intermediate Fixed Income investing. Prior to joining Wells Capital Management, Mr. Daviduk was a Senior Vice President and Director of Taxable Fixed Income with Banc of America Capital Management since 1997. Mr. Daviduk earned his bachelor's degree in business administration/accounting from Bucknell University , and his master's of business administration degree in finance/international business from New York University.

LYLE J. FITTERER, CFA, CPA, joined Wells Capital Management in January 2005 as Director of Fixed Income, and co-manages the ADVISOR MUNICIPAL BOND FUND. He has co-managed the Fund since January 2005. Prior to joining Wells Capital Management, Mr. Fitterer was employed by Strong since 1989. From March 2000 until January 2005, Mr. Fitterer was a municipal income Portfolio Manager. He served as the managing director of institutional client services from December 1998 to March 2000. Mr. Fitterer received his bachelor's degree in accounting from the University of North Dakota in 1989.

DUANE A. MCALLISTER, CFA, joined Wells Capital Management in January 2005 and co-manages the ADVISOR MUNICIPAL BOND FUND. Prior to joining Wells Capital Management, Mr. McAllister was a Portfolio Manager for Strong since May 2002. He has managed or co-managed the ADVISOR MUNICIPAL BOND FUND since its inception in March 2003. From November 1995 to April 2002, Mr. McAllister was a Portfolio Manager at AAL Capital Management Corporation. Mr. McAllister received his bachelor's degree in finance from Northern Illinois University in 1989.


JAY N. MUELLER, CFA, joined Wells Capital Management in January 2005 and co-manages the ADVISOR SHORT DURATION BOND FUND. Prior to joining Wells Capital Management, he was a Portfolio Manager for Strong and has co-managed the ADVISOR SHORT DURATION BOND FUND since April 2004. He joined Strong in September 1991 and was the Director of Fixed Income from July 2002 to July 2004. Mr. Mueller received his bachelor's degree in economics from the University of Chicago in 1982.

THOMAS M. PRICE, CFA, joined Wells Capital Management in January 2005 and manages the ADVISOR STRATEGIC INCOME FUND and co-manages the ADVISOR SHORT DURATION BOND FUND. Prior to joining Wells Capital Management, he was a fixed income Portfolio Manager for Strong. He managed the ADVISOR STRATEGIC INCOME FUND since June 2004 and co-managed the ADVISOR SHORT DURATION BOND FUND since July 2002. He joined Strong in April 1996 as a research analyst and became a fixed income Portfolio Co-Manager in May 1998. He received his bachelor's degree of business administration in finance from the University of Michigan in 1989 and his master's of management degree in finance from the Kellogg Graduate School of Management, Northwestern University, in 1992.

Beginning on March 23, 2005, Robert N. Daviduk, CFA, will no longer serve as portfolio manager of the ADVISOR BOND FUND and will be replaced by Marie Chandoha, Thomas O'Connor, CFA, and Williams Stevens, whose biographies follow.

MARIE CHANDOHA co-manages the ADVISOR BOND FUND. She has co-managed the Fund since March 2005. Ms. Chandoha joined Wells Capital Management in 2003 as a senior portfolio manager. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Group at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. Ms.
Chandoha is a Phi Beta Kappa graduate of Harvard University, with a bachelor's degree in economics.

THOMAS O'CONNOR, CFA, co-manages the ADVISOR BOND FUND. He has co-managed the Fund since March 2005. Mr. O'Connor joined Wells Capital Management in 2003 as a portfolio manager responsible for identifying value in mortgages. From 2000 to 2003, Mr. O'Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management. Prior to that time, Mr. O'Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously, Mr. O'Connor was a member of the Association for Investment Management and Research. He has a bachelor's degree in finance from the University of Vermont.


WILLIAM STEVENS co-manages the ADVISOR BOND FUND. He has co-managed the Fund since March 2005. Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer and Senior Managing Director. Prior to joining Wells
Capital Management, he directed the Fixed Income team of Montgomery Asset Management from 1992. Mr. Stevens also served as Montgomery's president and chief investment officer. Mr. Stevens received his master's of business administration degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a bachelor's degree in economics.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

LEGAL AND REGULATORY MATTERS



On or about May 20, 2004, Strong Capital Management, Inc. (SCM), the Fund's former investment advisor, Strong Investor Services, Inc. (SIS), the Fund's administrator, and Strong Investments, Inc., the Fund's distributor (collectively, "Strong"), former Strong chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (SEC), the New York Attorney General (NYAG), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin
Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions.

Among other things, the settlements required SCM to pay $40 million in investor restoration and $40 million in civil penalties and Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. An independent distribution consultant will develop a distribution plan, which will then be submitted to the SEC and SCM. Once the plan has been approved, all settlement monies will be distributed in accordance with this plan. In addition, the settlements required SCM to reduce Fund fees, which would be binding by any successor investment advisor to the Strong Funds, including Funds Management. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings.


There are multiple outstanding class and derivative actions (Actions) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers , directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. By virtue of a series of orders dated beginning February 20, 2004, the United States Judicial Panel for Multi District Litigation (MDL) ordered the transfer of all Actions then pending in federal court to the District of Maryland for pre-trial coordination with cases involving other mutual fund families subject to similar claims. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds' prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs' attorneys' fees and experts' fees, and/or replacement of the Board of Directors of the Strong Funds. One state Action was not removed to federal court and thus was not consolidated into the MDL Consolidated Actions, but that Action has been stayed. Motions to dismiss the amended complaints were scheduled to be filed in February 2005.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.


PERCENTAGE RESTRICTIONS

The Funds' prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows or redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause a Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The ADVISOR BOND FUND, ADVISOR MUNICIPAL BOND FUND, and ADVISOR SHORT DURATION BOND FUND have each adopted a non-fundamental policy to provide 60 days' advance notice to shareholders if it changes its strategy of investing, under normal conditions, at least 80% of its net assets in a particular type of investment, industry, country, or geographic region.




A WORD ABOUT CREDIT QUALITY

Credit quality measures the issuer's expected ability to pay interest and principal payments on time for a specific type of investment. Credit quality ratings are of two types: long-term and short-term, and each type of credit rating distinguishes between investment-grade and non-investment-grade credit quality. In this prospectus, we may discuss credit quality by referring to "higher quality," "medium quality," "lower quality," and "in default." Investment-grade securities are those securities we describe as "higher" or "medium quality," and non-investment-grade securities (also called high-yield securities or "junk bonds") are those securities we describe as "lower quality" or "in default." The following chart shows the credit quality breakdown and relates each type to Standard & Poor's (S&P) long-term credit ratings:

-------------- ------------------------------------------------- ---------------
   CREDIT                                                         S&P'S RATINGS
   QUALITY                     S&P'S DEFINITION                       GROUP
-------------- ------------------------------------------------- ---------------
Higher         Extremely strong capacity to meet financial       AAA
               commitment
               ------------------------------------------------- ---------------
               Very strong capacity to meet financial            AA
               commitment
               ------------------------------------------------- ---------------
               Strong capacity to meet financial commitment      A
-------------- ------------------------------------------------- ---------------
Medium         Adverse conditions or changing circumstances      BBB
               are more likely to lead to a weakened capacity
               to meet financial commitment
-------------- ------------------------------------------------- ---------------
Lower          Uncertainties or adverse conditions could lead    BB
               to an inadequate capacity to meet financial
               commitment
               ------------------------------------------------- ---------------
               Adverse conditions will likely impair capacity    B
               or willingness to meet financial commitment
               ------------------------------------------------- ---------------
               Adverse conditions will likely cause no           CCC
               capacity to meet financial commitment
               ------------------------------------------------- ---------------
               Currently highly vulnerable to nonpayment         CC or C
-------------- ------------------------------------------------- ---------------
In default     Probably in default                               D
-------------- ------------------------------------------------- ---------------

Note:  S&P is only one example of a  nationally  recognized  statistical  rating
organization.   Other  rating   organizations   use  similar  long-term  ratings
definitions.


A security's credit quality rating is determined at the time of investment through credit research and analysis and, where available, on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a security is in a specific credit-quality rating category, the highest rating assigned to a security by any NRSRO may be used. If a security is not rated by a NRSRO, internal credit research and analysis is used to rate the security. Investments in lower-quality securities (especially non-rated securities) will be more dependent on internal credit analysis than would be higher- and medium-quality securities. The ADVISOR MUNICIPAL BOND FUND may invest a significant amount of its assets in municipal securities that are not rated by any NRSRO.


Some Funds may invest in lower-quality securities, and a higher- or medium-quality security may be downgraded after the Fund's investment.
Lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, obligor, or guarantor. Also, lower-quality securities are less liquid, meaning that they may be harder to sell than comparable securities of higher quality because the demand for them may be lower and there may be fewer potential buyers, and they have a higher risk of becoming illiquid. This lack of liquidity may lower the value of these securities, the Fund's net assets, and your investment.

COMPARING THE FUNDS

The following will help you to distinguish among the Funds and to determine their suitability for your investment needs:

                                   EXPECTED AVERAGE EFFECTIVE
FUND                               MATURITY/DURATION            CREDIT QUALITY AT TIME OF INVESTMENT
---------------------------------- ---------------------------- -------------------------------------------------
Advisor Bond                       3 to 6 years duration        At least 80% higher or medium quality
                                                                Up to 20% lower quality
---------------------------------- ---------------------------- -------------------------------------------------
Advisor Municipal Bond             5 to 20 years maturity       75% to 100% higher quality
                                                                Up to 10% lower quality
---------------------------------- ---------------------------- -------------------------------------------------
Advisor Short Duration Bond        1  year  or less duration    At least 80% higher, medium, or lower quality
                                                                Up to 35%  lower quality
---------------------------------- ---------------------------- -------------------------------------------------
Advisor Strategic Income           3 to 10 years maturity       At least 65% medium or lower quality
                                                                Up to 20% in default

TAXABLE INVESTMENTS

The ADVISOR MUNICIPAL BOND FUND may invest up to 20% of its net assets in U.S. Government and corporate bonds and other taxable debt securities that are of the same quality as the Fund's investments in municipal securities. These securities generally produce taxable income at the federal and state levels, unlike municipal securities, which generally provide federal, and in certain circumstances state, tax-exempt income.

IF YOU ARE SUBJECT TO THE ALTERNATIVE MINIMUM TAX

The ADVISOR MUNICIPAL BOND FUND may invest a limited portion of its net assets in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (AMT). If you are subject to the AMT, a portion of your Fund's distributions to you may not be exempt from federal income tax. If this is the case, the Fund's net return to you may be lower.

FINANCIAL HIGHLIGHTS

This information describes the performance of the Class A, B, and C shares of each Fund for the periods shown. Certain information reflects financial results for a single Class A, B, or C share outstanding for the entire period. "Total Return" shows how much an investment in Class A, B, or C shares of a Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The ADVISOR MUNICIPAL BOND FUND was organized to acquire all of the assets and assume all of the liabilities of the State Street Research Tax-Exempt Fund (SSR Fund). This acquisition, which involved the issuance of Class A, B, and C shares of the Fund to the Class A, B and B(1), and C shareholders, respectively, of the SSR Fund in exchange for the SSR Fund's assets and liabilities, was effected on March 7, 2003. Accordingly, the ADVISOR MUNICIPAL BOND FUND is the successor to the SSR Fund. As a result, the ADVISOR MUNICIPAL BOND FUND'S financial highlights were derived from the financial statements of the Class A, B, and C shares of the SSR Fund. The ADVISOR MUNICIPAL BOND FUND'S financial highlights for each fiscal period ended December 31 have been audited by PricewaterhouseCoopers LLP, whose report, along with SSR Fund's financial statements, is included in the SSR Fund's annual report to shareholders, which is available upon request.

These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

STRONG ADVISOR BOND FUND -- CLASS A
--------------------------------------------------------------------------------------------------------------------
                                                      Oct. 31,   Oct. 31,     Oct. 31,     Oct. 31,    Oct. 31,
SELECTED PER-SHARE DATA(A)                              2004        2003         2002         2001        2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  10.94    $  10.73     $  11.05     $  10.66    $  10.68
Income From Investment Operations:
   Net Investment Income (Loss)                             0.33        0.30         0.45         0.63        0.72
   Net Realized and Unrealized Gains (Losses) on            0.23        0.25        (0.17)        0.50       (0.02)
   Investments
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         0.56        0.55         0.28         1.13        0.70
Less Distributions:
   From Net Investment Income                              (0.38)      (0.34)       (0.46)       (0.63)      (0.72)
   From Net Realized Gains                                    --           --       (0.14)       (0.11)         --
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                     (0.38)      (0.34)       (0.60)       (0.74)      (0.72)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $  11.12    $  10.94     $  10.73     $  11.05    $  10.66
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
   Total Return                                            +5.23%      +5.16%       +2.64%      +10.91%      +6.79%
   Net Assets, End of Period (In Millions)              $    15     $    23      $    23      $    15     $     0(b)
   Ratio of Expenses to Average Net Assets before            1.1%        1.1%         1.0%         1.2%        1.1%
   Expense Offsets
   Ratio of Expenses to Average Net Assets                   1.1%        1.1%         1.0%         1.1%        1.1%
   Ratio of Net Investment Income (Loss) to Average          2.9%        2.7%         4.2%         5.4%        7.0%
   Net Assets
   Portfolio Turnover Rate(c)                              401.1%      464.4%       403.7%       496.9%      448.6%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)   Amount is less than $500,000.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR BOND FUND -- CLASS B
--------------------------------------------------------------------------------------------------------
                                                         Oct. 31,     Oct. 31,    Oct. 31,     Oct. 31,
SELECTED PER-SHARE DATA(A)                                  2004         2003        2002        2001(b)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $   10.94    $   10.73   $   11.05    $   10.62
Income From Investment Operations:
   Net Investment Income (Loss)                              0.25         0.21        0.37         0.48
   Net Realized and Unrealized Gains (Losses) on             0.24         0.25       (0.18)        0.55
   Investments
--------------------------------------------------------------------------------------------------------
   Total from Investment Operations                          0.49         0.46        0.19         1.03
Less Distributions:
   From Net Investment Income                               (0.30)       (0.25)      (0.37)       (0.49)
   From Net Realized Gains                                     --          --        (0.14)       (0.11)
--------------------------------------------------------------------------------------------------------
   Total Distributions                                      (0.30)       (0.25)      (0.51)       (0.60)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $   11.13    $   10.94   $   10.73    $   11.05
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                             +4.56%       +4.32%      +1.79%       +9.87%
   Net Assets, End of Period (In Millions)              $     10     $     13    $     14     $      8
   Ratio of Expenses to Average Net Assets before             1.9%         1.9%        1.8%         2.2%*
   Expense Offsets
   Ratio of Expenses to Average Net Assets                    1.8%         1.9%        1.8%         1.9%*
   Ratio of Net Investment Income (Loss) to Average           2.2%         1.9%        3.3%         4.4%*
   Net Assets
   Portfolio Turnover Rate(c)                               401.1%       464.4%      403.7%       496.9%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


STRONG ADVISOR BOND FUND -- CLASS C
--------------------------------------------------------------------------------------------------------------------
                                                                      Oct.  31,    Oct. 31,     Oct. 31,   Oct. 31,
SELECTED PER-SHARE DATA(A)                                              2004         2003         2002       2001(b)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $    10.94   $    10.73   $    11.05  $    10.62
Income From Investment Operations:
   Net Investment Income (Loss)                                          0.24         0.21         0.37        0.49
   Net Realized and Unrealized Gains (Losses) on Investments             0.24         0.25        (0.18)       0.54
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                      0.48         0.46         0.19        1.03
Less Distributions:
   From Net Investment Income                                           (0.30)       (0.25)       (0.37)      (0.49)
   From Net Realized Gains                                                 --          --         (0.14)      (0.11)
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                  (0.30)       (0.25)       (0.51)      (0.60)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $    11.12   $    10.94   $    10.73  $    11.05
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
   Total Return                                                         +4.45%       +4.30%       +1.84%      +9.96%
   Net Assets, End of Period (In Millions)                         $       5    $       8    $      10   $       7
   Ratio of Expenses to Average Net Assets before Expense                1.9%         1.9%         1.8%        1.9%*
   Offsets
   Ratio of Expenses to Average Net Assets                               1.9%         1.9%         1.8%        1.9%*
   Ratio of Net Investment Income (Loss) to Average Net Assets           2.2%         1.9%         3.4%        4.5%*
   Portfolio Turnover Rate(c)                                          401.1%       464.4%       403.7%      496.9%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


STRONG ADVISOR MUNICIPAL BOND FUND -- CLASS A
--------------------------------------------------------------------------------------------------------------------
                                                        Oct.  31,   Oct. 31,     Dec. 31,     Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA(A)                                 2004       2003(b)       2002         2001         2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    8.53    $    8.55   $    8.19    $    8.18    $    7.79
Income From Investment Operations:
   Net Investment Income (Loss)                            0.35         0.30        0.36         0.37         0.38
   Net Realized and Unrealized Gains (Losses) on           0.12        (0.02)       0.36            --         0.39
   Investments
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                        0.47         0.28        0.72         0.37         0.77
Less Distributions:
   From Net Investment Income                             (0.35)       (0.30)      (0.36)       (0.36)       (0.38)
   From Net Realized Gains                                (0.04)         --           --          --            --
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                    (0.39)       (0.30)      (0.36)       (0.36)       (0.38)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    8.61    $    8.53   $    8.55    $    8.19    $    8.18
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
   Total Return                                           +5.67%       +3.28%      +9.01%       +4.65%      +10.10%
   Net Assets, End of Period (In Millions)            $     150    $     170   $     197    $     168    $     166
   Ratio of Expenses to Average Net Assets before            1.2%         1.2%*       1.2%         1.3%         1.3%
   Expense Offsets
   Ratio of Expenses to Average Net Assets                   1.2%         1.2%*       1.2%         1.3%         1.3%
   Ratio of  Net Investment Income (Loss) to                 4.1%         4.2%*       4.3%         4.5%         4.8%
   Average Net Assets
   Portfolio Turnover Rate(c)                               66.8%        73.6%       26.3%        34.9%        17.5%

  * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2003, the Fund changed its fiscal year-end from December to October.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


STRONG ADVISOR MUNICIPAL BOND FUND -- CLASS B
--------------------------------------------------------------------------------------------------------------------
                                                       Oct.  31,      Oct. 31,   Dec. 31,     Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA(A)                                  2004       2003(b)       2002         2001         2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    8.49    $    8.55   $    8.19    $    8.18    $    7.79
Income From Investment Operations:
   Net Investment Income (Loss)                             0.28         0.24        0.30         0.31         0.32
   Net Realized and Unrealized Gains (Losses) on            0.12        (0.05)       0.37         0.01         0.39
   Investments
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         0.40         0.19        0.67         0.32         0.71
Less Distributions:
   From Net Investment Income                              (0.28)       (0.25)      (0.31)       (0.31)       (0.32)
   From Net Realized Gains                                 (0.04)          --         --            --            --
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                     (0.32)       (0.25)      (0.31)       (0.31)       (0.32)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    8.57    $    8.49   $    8.55    $    8.19    $    8.18
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
   Total Return                                            +4.88%       +2.45%      +8.26%       +3.92%       +9.32%
   Net Assets, End of Period (In Millions)             $     27     $     41    $     29     $     31     $     40
   Ratio of Expenses to Average Net Assets before            2.0%         1.9%*       1.9%         2.0%         2.0%
   Expense Offsets
   Ratio of Expenses to Average Net Assets                   1.9%         1.9%*       1.9%         2.0%         2.0%
   Ratio of Net Investment Income (Loss) to                  3.4%         3.4%*       3.6%         3.8%         4.0%
   Average Net Assets
   Portfolio Turnover Rate(c)                               66.8%        73.6%       26.3%        34.9%        17.5%

  * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2003, the Fund changed its fiscal year-end from December to October.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


STRONG ADVISOR MUNICIPAL BOND FUND -- CLASS C
--------------------------------------------------------------------------------------------------------------------
                                                         Oct.  31,    Oct. 31,    Dec. 31,     Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA(A)                                  2004       2003(b)       2002         2001         2000
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    8.52    $    8.54   $    8.19    $    8.18    $    7.79
Income From Investment Operations:
   Net Investment Income (Loss)                             0.29         0.24        0.31         0.31         0.32
   Net Realized and Unrealized Gains (Losses) on            0.12        (0.01)       0.35         0.01         0.39
   Investments
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         0.41         0.23        0.66         0.32         0.71
Less Distributions:
   From Net Investment Income                              (0.29)       (0.25)      (0.31)       (0.31)       (0.32)
   From Net Realized Gains                                 (0.04)          --         --            --          --
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                     (0.33)       (0.25)      (0.31)       (0.31)       (0.32)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    8.60    $    8.52   $    8.54    $    8.19    $    8.18
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
   Total Return                                            +4.88%       +2.67%      +8.14%       +3.92%       +9.32%
   Net Assets, End of Period (In Millions)             $      2     $      3    $      4     $      3     $      2
   Ratio of Expenses to Average Net Assets before            2.0%         2.0%*       1.9%         2.0%         2.0%
   Expense Offsets
   Ratio of Expenses to Average Net Assets                   1.9%         1.9%*       1.9%         2.0%         2.0%
   Ratio of Net Investment Income (Loss) to                  3.4%         3.4%*       3.6%         3.7%         4.0%
   Average Net Assets
   Portfolio Turnover Rate(c)                               66.8%        73.6%       26.3%        34.9%        17.5%

  * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2003, the Fund changed its fiscal year-end from December to October.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR SHORT DURATION BOND FUND -- CLASS A
--------------------------------------------------------------------------------------------------------
                                                          Oct.  31,    Oct. 31,    Oct. 31,      Oct. 31,
SELECTED PER-SHARE DATA(A)                                   2004         2003         2002        2001(b)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $     9.83   $     9.90   $    10.24   $    10.10
Income From Investment Operations:
   Net Investment Income (Loss)                             0.15         0.18(c)      0.35(c)      0.52
   Net Realized and Unrealized Gains (Losses) on           (0.02)        0.06        (0.34)        0.16
   Investments
--------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         0.13         0.24         0.01         0.68
Less Distributions:
   From Net Investment Income                              (0.25)       (0.31)       (0.35)       (0.54)
--------------------------------------------------------------------------------------------------------
   Total Distributions                                     (0.25)       (0.31)       (0.35)       (0.54)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $     9.71   $     9.83   $     9.90   $    10.24
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                            +1.35%       +2.45%       +0.15%       +6.90%
   Net Assets, End of Period (In Millions)            $      19    $      31    $      22    $      10
   Ratio of Expenses to Average Net Assets before            1.3%         1.3%         1.3%         1.5%*
   Expense Offsets
   Ratio of Expenses to Average Net Assets                   1.1%         1.1%         1.1%         1.1%*
   Ratio of Net Investment Income (Loss) to                  1.7%         1.8%         3.5%         4.6%*
   Average Net Assets
   Portfolio Turnover Rate(d)                               27.5%        89.7%       204.0%       220.8%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(c)  Net investment  income (loss) per share  represents  net investment  income
     (loss) divided by average shares outstanding throughout the year.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


STRONG ADVISOR SHORT DURATION BOND FUND -- CLASS B
--------------------------------------------------------------------------------------------------------
                                                       Oct.  31,     Oct. 31,     Oct. 31,      Oct. 31,
SELECTED PER-SHARE DATA(A)                                 2004         2003         2002        2001(b)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    9.81    $    9.88    $   10.22    $   10.10
Income From Investment Operations:
   Net Investment Income (Loss)                             0.07         0.09(c)      0.26(c)      0.44
   Net Realized and Unrealized Gains (Losses) on           (0.03)        0.06        (0.34)        0.14
   Investments
--------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         0.04         0.15        (0.08)        0.58
Less Distributions:
   From Net Investment Income                              (0.17)       (0.22)       (0.26)       (0.46)
--------------------------------------------------------------------------------------------------------
   Total Distributions                                     (0.17)       (0.22)       (0.26)       (0.46)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    9.68    $    9.81    $    9.88    $   10.22
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                            +0.37%       +1.56%       -0.74%       +5.82%
   Net Assets, End of Period (In Millions)             $      10    $      14    $      13    $       4
   Ratio of Expenses to Average Net Assets before            2.1%         2.1%         2.0%         2.4%*
   Expense Offsets
   Ratio of Expenses to Average Net Assets                   2.0%         2.0%         2.0%         2.2%*
   Ratio of Net Investment Income (Loss) to                  0.8%         0.9%         2.5%         3.6%*
   Average Net Assets
   Portfolio Turnover Rate(d)                               27.5%        89.7%       204.0%       220.8%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(c)  Net investment  income (loss) per share  represents  net investment  income
     (loss) divided by average shares outstanding throughout the year.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR SHORT DURATION BOND FUND -- CLASS C
--------------------------------------------------------------------------------------------------------
                                                       Oct.  31,    Oct. 31,     Oct. 31,      Oct. 31,
SELECTED PER-SHARE DATA(A)                                2004         2003         2002        2001(b)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $    9.83    $    9.90    $   10.23    $   10.10
Income From Investment Operations:
   Net Investment Income (Loss)                             0.06         0.10(c)      0.26(c)      0.44
   Net Realized and Unrealized Gains (Losses) on           (0.02)        0.05        (0.32)        0.15
   Investments
--------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         0.04         0.15        (0.06)        0.59
Less Distributions:
   From Net Investment Income                              (0.17)       (0.22)       (0.27)       (0.46)
--------------------------------------------------------------------------------------------------------
   Total Distributions                                     (0.17)       (0.22)       (0.27)       (0.46)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $    9.70    $    9.83    $    9.90    $   10.23
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                            +0.37%       +1.56%       -0.63%       +5.90%
   Net Assets, End of Period (In Millions)             $     10     $     16     $      9     $      3
   Ratio of Expenses to Average Net Assets before            2.1%         2.0%         2.0%         2.3%*
   Expense Offsets
   Ratio of Expenses to Average Net Assets                   2.0%         2.0%         2.0%         2.0%*
   Ratio of Net Investment Income (Loss) to                  0.8%         0.9%         2.5%         3.6%*
   Average Net Assets
   Portfolio Turnover Rate(d)                               27.5%        89.7%       204.0%       220.8%

  * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(c)  Net investment  income (loss) per share  represents  net investment  income
     (loss) divided by average shares outstanding throughout the year.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR STRATEGIC INCOME FUND -- CLASS A
--------------------------------------------------------------------------------------------------------
                                                         Oct.  31,    Oct. 31,     Oct. 31,    Oct. 31,
SELECTED PER-SHARE DATA(A)                                  2004         2003         2002        2001(b)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $     9.90   $     7.67   $     9.53   $    10.00
Income From Investment Operations:
   Net Investment Income (Loss)                             0.71         0.70         0.96         1.14
   Net Realized and Unrealized Gains (Losses) on            0.51         2.22        (1.64)       (0.47)
   Investments
--------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         1.22         2.92        (0.68)        0.67
Less Distributions:
   From Net Investment Income                              (0.71)       (0.69)       (0.97)       (1.14)
   From Net Realized Gains                                    --            --       (0.21)          --
--------------------------------------------------------------------------------------------------------
   Total Distributions                                     (0.71)       (0.69)       (1.18)       (1.14)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    10.41   $     9.90   $     7.67   $     9.53
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                           +12.70%      +39.38%       -8.35%       +6.04%
   Net Assets, End of Period (In Millions)            $      14    $      11    $       8    $       6
   Ratio of Expenses to Average Net Assets before            1.5%         1.6%         1.6%         3.9%*
   Expense Offsets
   Ratio of Expenses to Average Net Assets                   1.1%         1.1%         1.1%         1.1%*
   Ratio of Net Investment Income (Loss) to                  6.9%         7.8%        10.6%        12.1%*
   Average Net Assets
   Portfolio Turnover Rate(c)                              141.0%       155.1%       234.7%       423.5%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR STRATEGIC INCOME FUND -- CLASS B
--------------------------------------------------------------------------------------------------------
                                                        Oct.  31,     Oct. 31,    Oct. 31,      Oct. 31,
SELECTED PER-SHARE DATA(A)                                  2004         2003         2002        2001(b)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $     9.90   $     7.68   $     9.53   $    10.00
Income From Investment Operations:
   Net Investment Income (Loss)                             0.59         0.59         0.84         1.02
   Net Realized and Unrealized Gains (Losses) on            0.52         2.21        (1.63)       (0.47)
   Investments
--------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         1.11         2.80        (0.79)        0.55
Less Distributions:
   From Net Investment Income                              (0.59)       (0.58)       (0.85)       (1.02)
   From Net Realized Gains                                    --            --       (0.21)          --
--------------------------------------------------------------------------------------------------------
   Total Distributions                                     (0.59)       (0.58)       (1.06)       (1.02)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    10.42   $     9.90   $     7.68   $     9.53
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                           +11.55%      +37.55%       -9.44%       +4.87%
   Net Assets, End of Period (In Millions)            $       10   $        9   $        4   $        2
   Ratio of Expenses to Average Net Assets before            2.3%         2.4%         2.4%         4.0%*
   Expense Offsets
   Ratio of Expenses to Average Net Assets                   2.3%         2.4%         2.4%         2.4%*
   Ratio of Net Investment Income (Loss) to                  5.8%         6.4%         9.1%        10.9%*
   Average Net Assets
   Portfolio Turnover Rate(c)                              141.0%       155.1%       234.7%       423.5%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR STRATEGIC INCOME FUND -- CLASS C
--------------------------------------------------------------------------------------------------------
                                                         Oct.  31,      Oct. 31,     Oct. 31,    Oct. 31,
SELECTED PER-SHARE DATA(A)                                   2004         2003         2002        2001(b)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $     9.89   $     7.66   $     9.52   $    10.00
Income From Investment Operations:
   Net Investment Income (Loss)                             0.59         0.59         0.84         1.02
   Net Realized and Unrealized Gains (Losses) on            0.51         2.22        (1.63)       (0.48)
   Investments
--------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         1.10         2.81        (0.79)        0.54
Less Distributions:
   From Net Investment Income                              (0.59)       (0.58)       (0.86)       (1.02)
   From Net Realized Gains                                    --          --         (0.21)          --
--------------------------------------------------------------------------------------------------------
   Total Distributions                                     (0.59)       (0.58)       (1.07)       (1.02)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    10.40   $     9.89   $     7.66   $     9.52
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                           +11.40%      +37.73%       -9.56%       +4.77%
   Net Assets, End of Period (In Millions)            $       5    $       6    $       5    $       2
   Ratio of Expenses to Average Net Assets before            2.3%         2.4%         2.4%         4.1%*
   Expense Offsets
   Ratio of Expenses to Average Net Assets                   2.3%         2.4%         2.4%         2.4%*
   Ratio of Net Investment Income (Loss) to                  5.8%         6.6%         9.0%        10.9%*
   Average Net Assets
   Portfolio Turnover Rate(c)                              141.0%       155.1%       234.7%       423.5%

  * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (commencement of class) to October 31, 2001.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                    YOUR ACCOUNT

SHARE PRICE

Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares plus any applicable sales charges. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the value of the securities in a Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. The value of debt securities in the Fund's portfolio may be determined by an independent pricing service that utilizes matrix pricing and/or pricing models to derive a price for a normal, institutional-sized trading unit of a security, and for non-rated or thinly traded securities. Matrix pricing and/or pricing models may utilize cash-flow models as well as asset valuations and trading data for comparable securities. The price evaluation made by a pricing service is not a guarantee that an individual security held by the Fund can be sold for that particular price at any particular time.


FAIR VALUE PRICING
** 9 If pricing service information or broker quotations are not readily available (e.g., for newly issued fixed-income securities or fixed-income securities for which settlement is delayed), the Fund may price those securities using fair value procedures approved by the Board of Directors of the Strong Advisor Funds. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.


 ((Side Box))
---------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.
---------------------------------------------------------------




* 9

FOREIGN SECURITIES
Some of the ADVISOR BOND FUND'S, ADVISOR SHORT DURATION BOND FUND'S and ADVISOR STRATEGIC INCOME FUND'S portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the value of a Fund's investment may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a Fund's NAV. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when we calculate a Fund's NAV, including movements of the domestic market generally will be reflected in the Fund's NAV if we, under the supervision of the Board of Directors of the Strong Advisor Funds, determine that such events require fair valuation of those foreign securities that may be affected by the event.

12B-1 DISTRIBUTION AND SERVICE FEES

The Funds have adopted a Rule 12b-1 distribution and service plan for their Class A, B, and C shares. Under the distribution and service plan, the Funds pay Strong Investments, Inc. (Distributor), or others (e.g., broker-dealers and financial advisors) a 0.25% 12b-1 fee to sell Class A shares and a 1.00% 12b-1 fee to sell Class B or Class C shares, and/or provide ongoing account services to distributors and shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These 12b-1 fees also compensate the Distributor for other expenses including: (1) printing and distributing prospectuses to persons other than shareholders and (2) preparing, printing, and distributing advertising and sales literature and reports to shareholders used for sales purposes. The distribution and service fees charged to each class are based only on the fees attributable to that particular class. See "What Share Classes We Offer" for a description of the distribution and service fees paid by each class. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. We and/or an affiliate, including the Distributor, may make payments from our own resources to brokers, financial advisors, or other intermediaries for selling or servicing Fund shares.

WHAT SHARE CLASSES WE OFFER


We offer several classes of Fund shares in this prospectus, each with a different combination of sales charges, fees, expenses, eligibility requirements, and other features. Which class is more beneficial to you depends upon the type of investor you are, the size of your investment, and how long you intend to hold your shares. Your financial intermediary can help you determine which class is best for you. A brief summary of each class follows, and a more detailed description follows the table. In addition, information regarding the Strong Funds' sales charges, breakpoints, and waivers is available free of charge at http://www.estrong.com/strongweb/partner/home.jsp.


                          CLASS A                       CLASS B                       CLASS C
------------------------- ----------------------------- ----------------------------- ------------------------
Initial Sales Charge      4.50% or less(1)              None                          None
                          2.25% or less(2)
------------------------- ----------------------------- ----------------------------- ------------------------

Contingent Deferred       1% on a single purchase of    5% on purchases sold within    1% on purchases sold
Sales Charge (CDSC)       $1 million or more sold       1 year, declining to 1%        within 1 year
                          within 1 year                 within 6 years and

                                                        eliminated after that
------------------------- ----------------------------- ----------------------------- ------------------------
Maximum 12b-1             0.25%                         1.00%                         1.00%
Distribution and
Service Fees
------------------------- ----------------------------- ----------------------------- ------------------------

(1) FOR THE ADVISOR BOND FUND, ADVISOR MUNICIPAL BOND FUND, AND THE ADVISOR STRATEGIC INCOME FUND.
(2)  FOR THE ADVISOR SHORT DURATION BOND FUND.


CLASS A SHARES

You can buy Class A shares at the offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge (also referred to as a breakpoint), or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." No sales charge is imposed on reinvested dividends and distributions. Class A shares are also subject to an annual 12b-1 service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares, which compensates your financial intermediary for providing ongoing service to you. The Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the ADVISOR BOND FUND, ADVISOR MUNICIPAL BOND FUND, and the ADVISOR STRATEGIC INCOME FUND is as follows:


                                                                                            AUTHORIZED DEALER
                                          SALES CHARGE AS % OF    SALES CHARGE AS % OF      COMMISSION AS % OF
AMOUNT OF PURCHASE                        PUBLIC OFFERING PRICE   NET AMOUNT INVESTED       PUBLIC OFFERING PRICE
----------------------------------------- ----------------------- ------------------------- --------------------------
Less than $100,000                        4.50%                   4.71%                     4.00%
----------------------------------------- ----------------------- ------------------------- --------------------------
$100,000 but less than $250,000           3.75%                   3.90%                     3.25%
----------------------------------------- ----------------------- ------------------------- --------------------------
$250,000 but less than $500,000           2.75%                   2.83%                     2.25%
----------------------------------------- ----------------------- ------------------------- --------------------------
$500,000 but less than $1,000,000         2.25%                   2.30%                     2.00%
----------------------------------------- ----------------------- ------------------------- --------------------------
$1,000,000 and over                       0.00%                   0.00%                     0.75%
----------------------------------------- ----------------------- ------------------------- --------------------------

The up-front Class A sales charge for the ADVISOR SHORT DURATION BOND FUND is as follows:

                                                                                            AUTHORIZED DEALER
                                          SALES CHARGE AS % OF    SALES CHARGE AS % OF      COMMISSION AS % OF
AMOUNT OF PURCHASE                        PUBLIC OFFERING PRICE   NET AMOUNT INVESTED       PUBLIC OFFERING PRICE
----------------------------------------- ----------------------- ------------------------- --------------------------
Less than $100,000                        2.25%                   2.30%                     2.00%
----------------------------------------- ----------------------- ------------------------- --------------------------
$100,000 but less than $250,000           1.75%                   1.78%                     1.50%
----------------------------------------- ----------------------- ------------------------- --------------------------
$250,000 but less than $500,000           1.25%                   1.27%                     1.00%
----------------------------------------- ----------------------- ------------------------- --------------------------
$500,000 but less than $1,000,000         1.00%                   1.01%                     0.75%
----------------------------------------- ----------------------- ------------------------- --------------------------
$1,000,000 and over                       0.00%                   0.00%                     0.75%
----------------------------------------- ----------------------- ------------------------- --------------------------


If you qualify for a reduced sales charge as described in "How to Reduce Your Sales Charge," your purchase amount, valued at the public offering price, will be added to the current market value of your existing accounts (excluding Class A shares acquired at NAV). For example, if you are going to purchase an additional $90,000 of ADVISOR BOND FUND Class A shares, and the current market value of your existing accounts is $25,000, a 3.75% sales charge will be imposed on the entire $90,000 purchase.

If you invest $1 million or more in a single purchase, you are able to purchase Class A shares without an initial sales charge. However, if you sell (redeem) these shares within one year of purchase, you may have to pay a contingent deferred sales charge (CDSC) of 1% based on your original purchase price for the shares. For example, if you purchased $1,500,000 worth of shares, which due to market fluctuation have either appreciated to $1,800,000 or depreciated to $900,000, the CDSC will be assessed on the $1,500,000 purchase amount. For purposes of calculating the CDSC, the start of the 1-year holding period is the first day of the month in which the purchase was made. The Fund will use the "first-in, first-out" (FIFO) method when taking the CDSC. You do not have to pay this CDSC if your financial intermediary has made arrangements with the Distributor and agrees to waive the commission.


CLASS B SHARES

You can buy Class B shares at the offering price, which is the NAV without any up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, you will pay annual 12b-1 distribution and service fees of 1.00% of a Fund's average daily net assets attributable to Class B shares. Of the 1.00% fee, an annual 0.25% service fee compensates your financial intermediary for providing ongoing service to you. The remaining 0.75% distribution fee is paid to the Distributor in order to finance payment of a 3.00% up-front sales commission to your financial intermediary, which includes an advance of the first year's service fee. The Distributor retains the service and distribution fees on accounts with no authorized dealer of record.

If you sell (redeem) your shares within six years of purchase, you will have to pay a CDSC, based on your original purchase price for the shares, according to the following schedule. For example, if you purchased $10,000 worth of shares, which due to market fluctuation have either appreciated to $15,000 or depreciated to $5,000, the CDSC will be assessed on your $10,000 purchase.


                                         MORE THAN    MORE THAN   MORE THAN 3    MORE THAN    MORE THAN
                                          1 YEAR,     2 YEARS,     YEARS, BUT    4 YEARS,     5 YEARS,
                             WITHIN     BUT WITHIN   BUT WITHIN      WITHIN     BUT WITHIN   BUT WITHIN   MORE THAN
YEARS SINCE PURCHASE         1 YEAR       2 YEARS      3 YEARS      4 YEARS       5 YEARS      6 YEARS    6 YEARS
-------------------------- ------------ ------------ ------------ ------------- ------------ ------------ ------------
CDSC                       5%           4%           4%           3%            2%           1%           None


You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends or distributions. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. The Fund will use the FIFO method when taking the CDSC. Class B shares automatically convert to Class A shares at the beginning of the ninth year of ownership, in the same month of the original purchase, so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual 0.25% service fee on any converted Class B shares.

It is generally more appropriate for an investor to purchase Class A shares for amounts in excess of $100,000. Because the Fund may not be able to determine whether or not a purchase request submitted through a financial intermediary is an individual investment greater than $100,000, your financial intermediary is responsible for placing individual investments greater than $100,000 in Class A. When a Fund is able to determine that a purchase request is an individual investment greater than $100,000, it may reject the purchase request.


CLASS C SHARES

You can buy Class C shares at the offering price, which is the NAV without an up-front sales charge. Class C shares are subject to annual 12b-1 distribution and service fees of 1.00%. Of the 1.00% fee, an annual 0.75% distribution fee compensates your financial intermediary for providing distribution services, and an annual 0.25% service fee compensates your financial intermediary for providing ongoing service to you. The Distributor pays your financial intermediary a 1.00% up-front sales commission, which includes an advance of the first year's service and distribution fees. The Distributor retains the service and distribution fees in the first year to reimburse itself for paying your financial intermediary a 1.00% up-front sales commission, and retains the service and distribution fees on accounts with no authorized dealer of record.

If you sell (redeem) your Class C shares within 1 year of purchase, you will have to pay a CDSC of 1.00% based on your original purchase price for the shares. For example, if you purchased $10,000 worth of shares, which due to market fluctuation have either appreciated to $15,000 or depreciated to $5,000, the CDSC will be assessed on your $10,000 purchase amount. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends or distributions. For purposes of calculating the CDSC, the start of the 1-year holding period is the first day of the month in which the purchase was made. The Fund will use the FIFO method when taking the CDSC.

We only accept investments of $1 million or more for purchase into Class A , because there is no initial sales charge and Class A's annual expenses are lower. Investments of $1 million or more for purchase into Class B or Class C will be rejected. Your financial intermediary is responsible for placing individual investments of $1 million or more into Class A.


HOW TO REDUCE YOUR SALES CHARGE


To qualify for any of the sales charge reductions or waivers below, you or your financial intermediary must provide the Fund with all of the necessary information IN ADVANCE OF or AT THE TIME OF THE PURCHASE. This may include, among other things, information and records (including account statements) of all relevant accounts invested in Class A, Class B, and Class C shares of the Strong Funds. Consult the statement of additional information for further details regarding quantity discounts. In addition, information regarding the Strong Funds' sales charges, breakpoints, and waivers is available free of charge at http://www.estrong.com/strongweb/partner/home.jsp.


QUANTITY DISCOUNTS

We offer several ways for you to combine your purchases in the Strong Funds to take advantage of a lower sales charge for large purchases of Class A shares.

o RIGHTS OF ACCUMULATION - lets you combine your purchase amount with the current market value of all of your Class A, Class B, and Class C shares in the Strong Funds (excluding Class A shares acquired at NAV) for purposes of calculating the sales charge. Shares acquired through reinvested dividends and distributions cannot count towards completion of your investment program. You may also combine the current market value of Class A, Class B, and Class C shares in the Strong Funds (excluding Class A shares acquired at NAV) owned by you and a member of your immediate family (your spouse or domestic partner, and your children or grandchildren if they are under the age of 21), including the following:
          - Individual-type employee benefit plan(s), such as an IRA, SEP IRA, SIMPLE IRA, 403(b) plan, or single-participant Keogh-type Defined Contribution plans (i.e., Money Purchase Pension, Profit Sharing);
          - Business accounts solely controlled by you and/or a member of your immediate family (for example, you own the entire business);
          - Trust accounts established by you and/or a member of your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;
          - Individual purchases made by you and/or a member of your immediate family as a trustee if the investments are for a single trust estate;
          - Endowments or foundations established and controlled by you and/or a member of your immediate family;
          - UTMA/UGMA accounts if you and/or a member of your immediate family is the beneficiary or custodian; and
          - Coverdell Education Savings Accounts (formerly referred to as Education IRAs) if you and/or a member of your immediate family is the beneficiary or responsible individual.

o LETTER OF INTENT - expresses your intent to buy a stated dollar amount of Class A shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will hold 5% of your intended investment amount in escrow to cover any additional sales charge that may apply if you do not buy the amount stated in your letter of intent. You may also combine Class A, Class B, and Class C shares in the Strong Funds (excluding Class A shares acquired at NAV), based on your original purchase price for the shares, owned by you and a member of your immediate family, as outlined in RIGHTS OF ACCUMULATION. For example, if you purchased $10,000 worth of shares, which due to market fluctuation have either appreciated to $15,000 or depreciated to $5,000, your original purchase amount valued at $10,000 will count towards the completion of your intended investment amount. Shares acquired through reinvested dividends and distributions cannot count towards completion of your intended investment amount.


REINSTATEMENT PRIVILEGE

If you sell your Class A, Class B, or Class C shares of a Strong Fund, you may, upon written request, exercise a one-time right to reinvest some or all of the proceeds into an identically registered account in the same Strong Fund within 90 days without an initial sales charge. The proceeds must be reinvested within the same share class, except that proceeds from the sale of Class B shares will be reinvested in Class A shares. If you paid a CDSC when you sold your Class A or C shares, we may credit your account with the amount of the CDSC paid, but a new CDSC holding period may apply to the reinvested shares. For Class B share proceeds reinvested in Class A shares, although your account will not be credited with the amount of the CDSC paid when you sold your Class B shares, a new CDSC will not apply.


SALES CHARGE WAIVERS

The initial sales charge for Class A shares may be waived in the following circumstances. Please see the statement of additional information for complete details.

o Waivers for investments from certain payments - Investors who reinvest dividend and capital gain distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 90 days.
o    Bank trust departments and law firms.
o Any state or local government or any instrumentality, department, authority or agency thereof that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges.
o    Wrap  account  and fund  "supermarket"  investments  - Shares  acquired  by investments through certain dealers (including registered investment advisors and financial planners) that have established certain operational arrangements with Strong Investor Services, Inc. (the "Administrator") that include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account, or a similar program under which such clients pay a fee to such dealer.
o Certain retirement plans - Employer-sponsored retirement plans, and their participants, for which we, the Administrator, the Fund's Distributor, or one of their affiliates has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with us, the Administrator, the Fund's Distributor, or one of their affiliates, to perform services.
o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Class A purchases.
o Registered securities dealers and their affiliates, for their investment accounts only.
o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer.
o Officers, directors and employees of the Fund, the Fund's investment advisor, the Fund's Administrator, the Fund's Distributor, and these entities' affiliates, and each of their family members living in the same household.
o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.
o Accounts managed by us or an affiliate, including accounts in fee-based advisory programs such as the Strong Advisor program, or shares previously held in such accounts.
o Certain unit investment trusts and their holders reinvesting distributions from the trusts.
o    Group annuity separate accounts offered to retirement plans.
o Insurance company separate accounts - Shares acquired by insurance company separate accounts.
o Internal Revenue Code Section 529 plan accounts which invest in Strong Funds, or for which we provide investment management services.
o Transfers of $5 million or more, within a period of 90 days, from a single registered investment professional.

The CDSC for a share class generally will be waived in the following circumstances. Please see the statement of additional information for complete details on CDSC waivers.

o Account and transaction fees assessed on your account (e.g., returned investment fee).
o    Sales of Class A shares  purchased  without  an  initial  sales  charge  by certain retirement plan accounts if the securities dealer of record received a payment from the Distributor of 0.25% or less, or the Distributor did not make any payment in connection with the purchase, or the securities dealer of record has entered into a supplemental agreement with the Distributor.
o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase.
o Redemptions by the Fund when an account falls below the minimum required account size.
o Redemptions following the death or disability of the shareholder or beneficial owner, provided that the shares are sold within one year following the death or the initial determination of disability.
o Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan. Systematic withdrawals of 12% annually require that the minimum distribution for such plan is no less than $250 per month.
o Redemptions by an employee benefit plan or trust account whose third party administrator or dealer has entered into an agreement with, us, the Distributor or the Administrator or one of their affiliates to perform certain document or administrative services, subject to operational and minimum size requirements specified from time to time by, us, the Distributor or the Administrator or one of their affiliates (not applicable to Class B).


GROUP INVESTMENT PROGRAM

Groups of 11 or more investors are allowed to invest as a group. For sales charge purposes, the group's investments in Class A, Class B, and Class C shares of the Strong Funds are added together. There are other requirements, and the group must have a purpose other than buying Fund shares at a discount. Consult the statement of additional information for further details.


MANAGING YOUR ACCOUNT

This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.


On or about March 11, 2005, Boston Financial Data Services, Inc. is expected to provide transfer agent and recordkeeping services for the Strong Funds. As a result, you may experience some changes to the account services set forth below. During this time, please contact a customer service representative for additional information regarding ways to manage your account.


THROUGH THIRD PARTIES
We encourage you to consult with an investment professional, who can look after the necessary paperwork to complete a transaction and help you with your investment decisions. Banks, broker-dealers, 401(k) plans, financial advisors, insurance companies, third-party administrators, and financial supermarkets (collectively, "financial intermediaries") may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. The Fund generally requires financial intermediaries to transact through a registered clearing agency, such as National Securities Clearing Corporation
(NSCC). Consult your financial intermediary for details. Broker-dealers, including the Funds' Distributor, and other financial intermediaries may sponsor or participate in promotional programs in which investors receive incentives for establishing an account with the financial intermediary and/or for purchasing shares of the Strong Advisor Funds. Contact your financial intermediary or consult the statement of additional information for more information on these programs. We and/or an affiliate, including the Distributor, may make payments from our own resources to financial intermediaries for selling or servicing Fund shares. You can manage your account through a third party in the following ways:

     o   OPEN AN ACCOUNT
     o   MAKE ADDITIONAL INVESTMENTS
     o   EXCHANGE SHARES
     o   SELL SHARES

BY MAIL

For the ADVISOR MUNICIPAL BOND FUND, send all mail requests PRIOR TO MARCH 11, 2005, to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936 or BEGINNING ON MARCH 11, 2005, to Strong Funds, P.O. Box 8266, Boston, MA 02266-8266. If your financial intermediary has made arrangements with the Fund, you can manage your account by mail in the following ways:


     o   MAKE ADDITIONAL INVESTMENTS
         Send an Investment Form and a check or money order payable to Strong.
     o   SELL SHARES
         Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of all owners or other authorized persons, and the mailing address.

AUTOMATICALLY
Your financial intermediary can assist you in managing your account through automatic investment options in the following ways:

     o   MAKE ADDITIONAL INVESTMENTS
         AUTOMATIC INVESTMENT PLAN (AIP). For the ADVISOR MUNICIPAL BOND FUND, an AIP allows you to make regular, automatic investments from your bank checking or savings account. PAYROLL DIRECT DEPOSIT. For the ADVISOR MUNICIPAL BOND FUND, the Payroll Direct Deposit Plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Fund of your choice. DIVIDENDS AND CAPITAL GAINS. Your dividends and capital gains distribution will be automatically reinvested in additional shares, unless your financial intermediary directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Strong Fund, have them electronically forwarded to your financial intermediary, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, a Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or
         (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please contact your financial intermediary or call us at 1-800-368-1683.
     o   SELL SHARES
         The Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent either electronically to a bank account, or as a check to you or anyone you properly designate.

BY TELEPHONE
For the ADVISOR MUNICIPAL BOND FUND, call 1-800-368-1683 to speak to a customer service representative. During times of unusual market activity, our customer service representatives may be busy, and you may experience a delay placing a telephone request. If our financial intermediary has made arrangements with the Fund, you can manage your account by telephone in the following ways:

     o   MAKE ADDITIONAL INVESTMENTS
     o   SELL SHARES


WIRE
Please call 1-800-368-1683 for wire instructions. Your financial intermediary can assist you in managing your account by wire in the following ways:

     o   OPEN AN ACCOUNT
         Prior to your investment, a signed, completed application must be on file with the Fund's transfer agent.
     o   MAKE ADDITIONAL INVESTMENTS

INVESTMENT MINIMUMS When buying shares, you must meet the following investment minimum requirements:

                                                 INITIAL INVESTMENT MINIMUM        ADDITIONAL INVESTMENT MINIMUM
------------------------------------------------ --------------------------------- ------------------------------------
Regular accounts                                 $2,500                            $100
------------------------------------------------ --------------------------------- ------------------------------------
Coverdell Education Savings Accounts,            $1,000                            $100
traditional IRAs, Roth IRAs, SEP IRAs, and
UGMA/UTMA accounts
------------------------------------------------ --------------------------------- ------------------------------------
SIMPLE IRAs, and 403(b)(7), Keogh, Pension       the lesser of $250 or $25 per     $50
Plan, Profit Sharing Plan, and 401(k) Plan       month
accounts*
------------------------------------------------ --------------------------------- ------------------------------------

* IF YOU OPEN AN EMPLOYER-SPONSORED RETIREMENT PLAN ACCOUNT FOR WHICH WELLS FARGO INSTITUTIONAL TRUST SERVICES PROVIDES OR FOR WHICH AN ALLIANCE PARTNER
PROVIDES DOCUMENT OR ADMINISTRATIVE SERVICES, THERE IS NO INITIAL INVESTMENT MINIMUM.


ADDITIONAL INFORMATION

ACCOUNT OPTIONS AND SERVICES
Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Ask your investment professional or call 1-800-368-1683 for more information.

CHECK WRITING
Check writing is offered on the Class A shares of the ADVISOR MUNICIPAL BOND FUND. Checks written on your account are subject to the Fund's prospectus and the terms and conditions found in the front of the book of checks. Sign up for free check writing when you open your account or call 1-800-368-1683 to add it to an existing account. Check redemptions must be for a minimum of $500. Checks may only be honored if written against purchases that were made more than ten days before the check is presented for payment. You cannot write a check to close an account.

CUSTOMER IDENTIFICATION REQUIREMENT
We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may be unable to open an account for you. In certain circumstances, we may rely on a financial intermediary to assist with the verification of your identity. If we are unable to verify your identity, we may, without prior notice to you, reject additional purchases, suspend account options, close your account and redeem your shares at the next NAV minus any applicable sales charge, and/or take other action we deem reasonable. You will be responsible for any losses, taxes, expenses, fees, or other results of these actions.

DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements, sharedrafts, and tax forms. Please call a customer service representative for more information.

EXCHANGING SHARES


You can "exchange" shares between Strong Funds, which is executed as two separate transactions: a redemption from one Fund and a purchase into another Fund. Exchanges are allowed between Funds within the same share class, generally without being assessed any additional sales charges. If you and/or your financial intermediary submit an exchange between Strong Funds with different share classes, your resulting transactions (redemption and purchase) will be subject to the applicable sales charges on the redemption, in addition to any sales charges applicable to the shares purchased, as described in "What Share Classes We Offer." For tax purposes, exchanges may result in a capital gain or loss. Please ask for an appropriate prospectus, and read it before investing in any of the Strong Funds. All purchases are subject to the investment requirements and other criteria of the Fund and class purchased. Generally, exchanges between Strong Funds may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the transaction, unless you are exchanging between Strong Funds with different share classes, as previously described. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange your Class B shares for Class B shares of another Strong Fund, the time your shares are held in both Funds will count toward the eight-year period for automatic conversion to Class A shares.


HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-1683 or write to us at the address listed on the back of this prospectus to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.


INVESTMENTS BY CHECK OR WIRE
Please remember to submit separate checks or wires for investments in the Strong Funds and investments in other products offered through Strong Investments, Inc. (e.g., qualified tuition programs).

PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to disclosure of its portfolio securities is available in the Fund's statement of additional information. Portfolio holdings information is available at www.Strong.com/holdings. This includes a schedule of investments, which is available as of the end of a month after a one-month lag, and top ten holdings, which are available on a quarterly, 30-day delayed basis. These portfolio holdings remain available on the web site at least until the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the web site information is current.


PURCHASES IN KIND
You may, if we approve, purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

PURCHASING SHARES
We only accept checks made payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may refuse checks if Strong is not the original payee. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may deposit the undesignated portion or the entire amount, as applicable, into the STRONG MONEY MARKET FUND. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the STRONG MONEY MARKET FUND, at the next NAV calculated after we accept your order.

SELLING SHARES

After your redemption request is accepted, we normally send your proceeds, which equals the amount you requested less any applicable CDSC, on the next day NAV is calculated (Business Day). If no direction is provided as to how or where to deliver the proceeds, we will mail a check to the address on the account. If you recently purchased shares, the payment of your redemption may be delayed by up to ten days to allow the purchase check or electronic transaction to clear. If you request a specific dollar amount to be redeemed, and due to market fluctuation the account balance is less than the requested amount, we will redeem the remaining account balance. In some cases your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section for details.

You may be assessed a CDSC, if applicable. When you redeem Class A, B, or C shares subject to a CDSC, the Funds will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on your purchase price, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the "How to Reduce Your Sales Charge - Sales Charge Waivers" section in this prospectus and in the statement of additional information.


If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds, unless you transfer all of the proceeds to an eligible retirement plan.

SHORT-TERM TRADING


The ADVISOR BOND, ADVISOR MUNICIPAL BOND, and ADVISOR STRATEGIC INCOME FUND'S Board of Directors has approved policies and procedures under which the Fund attempts to deter short-term trading. The Fund may consider several factors when evaluating shareholder trading activities, including, but not limited to: (1) the amount of a transaction; (2) the frequency of transactions; (3) the time frame between which purchases and redemptions are executed, including exchanges and sharedrafts (for bond funds offering checkwriting); and (4) the Fund's asset size. Shareholders who purchase shares and then redeem within thirty-five calendar days, using the last-in, first-out method to determine the holding period, have executed a short-term trade and may be subject, without prior notice, to action by or on behalf of the Fund, including, but not limited to:
(1) a request to cease such activities; (2) rejection of any or all future purchase requests in one, several, or all Strong Funds; or (3) a change to, discontinuance of, or temporary suspension of any or all account services. Regularly scheduled automatic investment, automatic exchange, and systematic withdrawal plans established with or payroll direct deposits identifiable by the Fund's transfer agent or the Distributor are generally excluded from consideration. If, however, you routinely execute a redemption within thirty-five calendar days of a purchase made using your automatic investment plan, automatic exchange plan, or payroll direct deposit, you may be subject, without prior notice, to one or more of the aforementioned actions by or on behalf of the Fund. The Fund or its agent may also make exceptions on a case-by-case basis if they are reported at least quarterly to the Fund's Board. Please see the "Reserved Rights" section for the Fund's additional reserved rights. Intermediaries may also impose different or more restrictive policies to deter short-term trading in mutual funds offered through third parties. For example, intermediaries may restrict purchases in all mutual funds that third parties offer after a client has been restricted by a certain number of mutual fund families, which may or may not include the Strong Funds.

Although the Fund attempts to deter short-term trading, it may not always be successful because, among other things, Fund shares may be purchased and redeemed indirectly by underlying shareholders aggregated in omnibus accounts maintained by brokers, retirement plans, fee-based investment programs, and other intermediaries. The Fund may receive limited information about transactions by underlying shareholders in such accounts and the administrators of the accounts may impose different or no restrictions on this type of trading by underlying shareholders. Therefore, the Fund cannot always know about or reasonably be expected to detect short-term trading. If the Fund is unable to deter this type of trading, it may adversely affect the performance of the Fund, including by requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund's manager might otherwise choose to maintain, or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses.

The Fund has no special arrangements in place with any person to permit the short-term trading of Fund shares.

The ADVISOR SHORT DURATION BOND FUND seeks total return by investing for a high level of income, and is often used for short-term investments. The Fund, as a short duration bond fund, is designed to accommodate more frequent purchases and redemptions than longer-term income funds. The Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Fund or its shareholders. Therefore, the Fund's Board of Directors has not adopted policies or procedures regarding frequent trading in the Fund. However, please see the "Reserved Rights" section regarding the Fund's reserved rights with respect to account services and purchase requests.


SIGNATURE GUARANTEES
A Medallion signature guarantee is designed to protect shareholders and the Funds against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require such a signature guarantee for all authorized owners of an account include but are not limited to:

     o When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong Fund account
     o When establishing a bank address with no owner(s) in common with the Strong Fund account owner(s), or when all Strong Fund joint account owners are not also bank account owners

     o When transferring the ownership of an account to another individual or organization
     o If adding/changing a name or adding/removing an owner on an account, and
     o    If adding/changing the beneficiary on a transfer-on-death account.

A Medallion signature guarantee may be required at our discretion to initiate a redemption (including exchanges and transfers).

A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.

TELEPHONE AND CLEARING AGENCY TRANSACTIONS
We use reasonable procedures to confirm that transactions made by telephone and through a clearing agency are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received by telephone or through a clearing agency, provided we reasonably believe the instructions were genuine. Contact us or your financial intermediary immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

VERIFICATION OF ACCOUNT STATEMENTS
Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS

DISTRIBUTION POLICY
To the extent they are available, each Fund generally pays you dividends from net investment income monthly and distributes any net realized capital gains at least annually. Dividends are declared on each Business Day, except for bank holidays. Under normal circumstances, dividends earned on weekends, holidays, and other days when the Fund's NAV is not calculated are declared on the first
Business Day preceding these days. Your investment generally earns dividends from the first Business Day after we accept your purchase order. Please note, for purposes of determining when your investment begins earning dividends, proper purchase orders placed after the calculation of a Fund's NAV each day are normally accepted the next Business Day. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional Class A, Class B, or Class C shares of the Fund, as applicable, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Advisor Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please contact your financial advisor or call us at 1-800-368-1683.

TAXES

Generally, the ADVISOR MUNICIPAL BOND FUND'S distributions will be composed primarily of tax-exempt income. However, the Fund may make distributions of net investment income and capital gains that are taxable to you.

TAXABLE DISTRIBUTIONS

For federal tax purposes, any distributions you receive of net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. Distributions of qualified dividend income generally will be taxable at long-term capital gains rates. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the ADVISOR BOND FUND'S, ADVISOR MUNICIPAL BOND FUND'S and ADVISOR STRATEGIC INCOME FUND'S active trading approach may increase the amount of capital gains distributions. Please note, however, under federal law, the interest income earned from U.S. Treasury securities may be exempt from state and local taxes. Most states allow mutual funds to pass through that exemption to their shareholders, although there are conditions to this exemption in some states. Also, the ADVISOR MUNICIPAL BOND FUND'S use of derivatives may result in taxable income.


TAX-EXEMPT DISTRIBUTIONS
For the ADVISOR MUNICIPAL BOND FUND, exempt-interest dividends from municipal funds are generally exempt from federal income taxes, but may be subject to state and local income taxes. Also, if you are subject to the Alternative Minimum Tax (AMT), you may have to pay federal tax on a portion of your income from exempt-interest dividends.

((Side Box))
------------------------------------------------------
Generally, if your investment is in a traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.
------------------------------------------------------

RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.

YEAR-END TAX STATEMENT
To assist you in tax preparation, after the end of each calendar year, we will send you a statement of your Fund's net investment income dividends (designating qualified dividend income) and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.

((Side Box))
---------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
o Investing a large amount in a Fund close to the end of the calendar year. If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a Fund at a loss if you have purchased (including reinvested dividends and distributions) additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on the transaction.
---------------------------------------------------

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including but not limited to, exchange, automatic investment or redemption plans, or telephone, facsimile, and online account services, for any reason.

o Reject any purchase request for any reason including exchanges from other Strong Funds and automatic investment plan purchases.

o    Change the minimum or maximum investment amounts.

o    Delay sending out redemption proceeds for up to seven days.

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets. This includes redemptions made by check writing.

o Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:


SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders, which are available online or upon request at the addresses and phone numbers listed below. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI, which is available online or upon request at the addresses and phone numbers listed below, contains more details about investment policies, strategies, risks, and techniques. It also contains a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.


TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                                    FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-1683                1-800-999-2780

BY MAIL                                         BY OVERNIGHT DELIVERY

PRIOR TO MARCH 11, 2005                         PRIOR TO MARCH 11, 2005

Strong Funds                                    Strong Funds
P.O. Box 2936                                   900 Heritage Reserve
Milwaukee, WI 53201-2936                        Menomonee Falls, WI 53051


BEGINNING ON MARCH 11, 2005                     BEGINNING ON MARCH 11, 2005
Strong Funds                                    Strong Funds
P.O. Box 8266                                   Attn: CCSU - Boston Financial
Boston, MA 02266-8266                           66 Brooks Drive
                                                Braintree, MA 02184


ON THE INTERNET                                 BY E-MAIL
View online or download documents:              service@Strong.com
SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE SEC AT
(202) 942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV.


Strong Advisor Bond Fund, a series of Strong Income Funds II, Inc., SEC file number: 811-7335
Strong Advisor Municipal Bond Fund, a series of Strong Income Funds, Inc., SEC file number: 811-6195
Strong Advisor Short Duration Bond Fund, a series of Strong Short-Term Global Bond Fund, Inc., SEC file number: 811-8320
Strong Advisor Strategic Income Fund, a series of Strong Short-Term Global Bond Fund, Inc., SEC file number: 811-8320



RT49150 03-05                                               305INCA/WH2014 03-05

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")

STRONG CORPORATE BOND FUND, A SERIES FUND OF STRONG CORPORATE BOND FUND, INC. STRONG CORPORATE INCOME FUND, A SERIES FUND OF STRONG INCOME FUNDS, INC.
STRONG FLORIDA MUNICIPAL MONEY MARKET FUND, A SERIES FUND OF THE STRONG INCOME TRUST
STRONG GOVERNMENT SECURITIES FUND, A SERIES FUND OF STRONG GOVERNMENT SECURITIES FUND, INC.
STRONG  HERITAGE MONEY FUND, A SERIES FUND OF STRONG  HERITAGE  RESERVE  SERIES,
INC.
STRONG HIGH-YIELD BOND FUND, A SERIES FUND OF STRONG INCOME FUNDS, INC.
STRONG INTERMEDIATE MUNICIPAL BOND FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.
STRONG MINNESOTA TAX-FREE FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC. STRONG MONEY MARKET FUND, A SERIES FUND OF STRONG MONEY MARKET FUND, INC.
STRONG MUNICIPAL BOND FUND, A SERIES FUND OF STRONG MUNICIPAL BOND FUND, INC. STRONG MUNICIPAL MONEY MARKET FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.
STRONG SHORT-TERM BOND FUND, A SERIES FUND OF STRONG SHORT-TERM BOND FUND, INC. STRONG SHORT-TERM HIGH YIELD BOND FUND, A SERIES FUND OF STRONG INCOME FUNDS, INC.
STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.
STRONG SHORT-TERM INCOME FUND, A SERIES FUND OF STRONG INCOME FUNDS, INC.
STRONG SHORT-TERM MUNICIPAL BOND FUND, A SERIES FUND OF STRONG SHORT-TERM MUNICIPAL BOND FUND, INC.
STRONG TAX-FREE MONEY FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.
STRONG ULTRA  SHORT-TERM  INCOME FUND, A SERIES FUND OF STRONG  ADVANTAGE  FUND,
INC.
STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.
STRONG WISCONSIN TAX-FREE FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.


P.O. Box 2936
Milwaukee, WI 53201
Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@Strong.com
web site:  www.Strong.com

Throughout this SAI, "the Fund" is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a prospectus and should be read together with the prospectus for the appropriate Fund dated March 1, 2005. Requests for copies of the prospectus should be made by calling any number listed above. The financial statements appearing in the Annual Reports, which accompany this SAI, are incorporated into this SAI by reference.















                                  March 1, 2005


RT49159 03-05                                               FIXINCS/WH4013 03-05

TABLE OF CONTENTS                                                           PAGE

INVESTMENT RESTRICTIONS........................................................4
INVESTMENT POLICIES AND TECHNIQUES.............................................7
   Strong Corporate Bond Fund..................................................7
   Strong Corporate Income Fund................................................7
   Strong Florida Municipal Money Market Fund..................................7
   Strong Government Securities Fund...........................................8
   Strong Heritage Money Fund..................................................8
   Strong High-Yield Bond Fund.................................................8
   Strong Intermediate Municipal Bond Fund.....................................9
   Strong Minnesota Tax-Free Fund..............................................9
   Strong Money Market Fund....................................................9
   Strong Municipal Bond Fund.................................................10
   Strong Municipal Money Market Fund.........................................10
   Strong Short-Term Bond Fund................................................10
   Strong Short-Term High Yield Bond Fund.....................................11
   Strong Short-Term High Yield Municipal Fund................................11
   Strong Short-Term Income Fund..............................................11
   Strong Short-Term Municipal Bond Fund......................................12
   Strong Tax-Free Money Fund.................................................12
   Strong Ultra Short-Term Income Fund........................................12
   Strong Ultra Short-Term Municipal Income Fund..............................13
   Strong Wisconsin Tax-Free Fund.............................................13
   Asset-Backed Debt Obligations..............................................14
   Borrowing..................................................................14
   Cash Management............................................................15
   Commercial Paper...........................................................15
   Convertible Securities.....................................................15
   Debt Obligations...........................................................16
   Depositary Receipts........................................................16
   Derivative Instruments.....................................................17
   Duration...................................................................26
   Exchange-Traded Funds......................................................27
   Foreign Investment Companies...............................................27
   Governmental/Municipal Obligations.........................................29
   High-Yield (High-Risk) Securities..........................................30
   Illiquid Securities........................................................31
   Inflation-Indexed Securities...............................................32
   Lending of Portfolio Securities............................................33
   Loan Interests.............................................................33
   Maturity...................................................................34
   Mortgage-Backed Debt Securities............................................35
   Repurchase Agreements......................................................36
   Reverse Repurchase Agreements and Mortgage Dollar Rolls....................36
   Rule 2a-7:  Maturity, Quality, and Diversification Restrictions............37
   Sector Concentration.......................................................38
   Short-Hold Trading Strategy................................................41
   Short Sales................................................................41
   Sovereign Debt.............................................................42
   Standby Commitments........................................................43
   Taxable Securities.........................................................44
   Temporary Defensive Position...............................................44
   U.S. Government Securities.................................................44
   Variable- or Floating-Rate Securities......................................45
   Warrants...................................................................45
   When-Issued and Delayed-Delivery Securities................................46
   Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities.......................46
DIRECTORS/TRUSTEES AND OFFICERS...............................................47
PRINCIPAL SHAREHOLDERS........................................................53
INVESTMENT ADVISOR............................................................61
INVESTMENT SUB-ADVISOR........................................................68
ADMINISTRATOR.................................................................69
DISTRIBUTOR...................................................................76
DISTRIBUTION PLAN.............................................................77
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................81
CUSTODIAN.....................................................................85
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..................................86
TAXES.........................................................................91
DETERMINATION OF NET ASSET VALUE..............................................95
ADDITIONAL SHAREHOLDER INFORMATION............................................96
ORGANIZATION.................................................................100
SHAREHOLDER MEETINGS.........................................................103
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................106
LEGAL COUNSEL................................................................106
FINANCIAL STATEMENTS.........................................................106
APPENDIX A - DEFINITION OF CREDIT RATINGS....................................107
APPENDIX B - ASSET COMPOSITION BY CREDIT RATINGS.............................114
APPENDIX C - SHARE CLASSES...................................................120



No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT LIMITATIONS

The following are the Fund's fundamental investment limitations that, along with the Fund's investment objectives (which are described in the prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.

Unless indicated otherwise below, the Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (a) borrow money from banks and (b) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended, ("1940 Act") that may involve a borrowing, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("Securities Act"), in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

10. May not, under normal market conditions, invest less than 80% of its net assets in municipal securities.

11. May not, under normal market conditions, invest less than 80% of its net assets in municipal securities whose interest is exempt from federal and Wisconsin personal income taxes.

12. May not, under normal conditions, invest less than 95% of its net assets in municipal securities whose interest is exempt from federal and Minnesota personal income taxes.

With respect to Florida Municipal Money Market, Minnesota Tax-Free, and Wisconsin Tax-Free Funds, Fundamental Policy No. 7 does not apply to a Fund with respect to the purchase of municipal obligations or securities issued or guaranteed by national governments, their agencies or instrumentalities.
"Industry" classifications under Fundamental Investment Limitation No. 7 are based on the O'Neil Composite, as amended, or such comparable published classification as the Advisor shall select.

With respect to Heritage Money Fund, Fundamental Policy No. 7 shall not limit the Fund's purchases of obligations issued by domestic banks.


Fundamental Policy No. 10 applies only to the Florida Municipal Money Market, Intermediate Municipal Bond, Municipal Bond, Municipal Money Market, Short-Term High Yield Municipal, Short-Term Municipal Bond, Tax-Free Money, and Ultra Short-Term Municipal Income Funds. With respect to the Tax-Free Money Fund, the reference to municipal securities includes only municipal securities whose interest is exempt from federal income tax, including the federal alternative minimum tax (AMT). With respect to the Intermediate Municipal Bond, Municipal Bond, Short-Term High Yield Municipal, Short-Term Municipal Bond, and Ultra Short-Term Municipal Income Funds, investments in any Strong municipal money market fund will be considered investments in municipal securities.


Fundamental Policy No. 11 only applies to the Wisconsin Tax-Free Fund.

Fundamental Policy No. 12 only applies to the Minnesota Tax-Free Fund.

All Fundamental Policies will be interpreted consistent with Rule 2a-7 of the 1940 Act, as amended, or any successor provision for the Florida Municipal Money Market, Heritage Money, Money Market, Municipal Money Market, and Tax-Free Money Funds.

NON-FUNDAMENTAL OPERATING POLICIES

The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.

6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act.

7. Borrow money except (a) from banks or (b) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8. Make any loans other than loans of portfolio securities, except through (a) purchases of debt securities or other debt instruments or (b) engaging in repurchase agreements.

9. Make changes to the investment policy requiring a Fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, a minimum percentage of the Fund's net assets which for purposes of this policy includes borrowings for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60 days' advance notice to the Fund's shareholders.

10.  Engage in any transaction or practice which is not  permissible  under Rule
     2a-7 of the 1940 Act, notwithstanding any other fundamental investment limitation or non-fundamental operating policy.

Non-Fundamental Operating Policy No. 9 applies only to the Corporate Bond, Corporate Income, Government Securities, High-Yield Bond, Intermediate Municipal Bond, Municipal Bond, Short-Term Bond, Short-Term High Yield Bond, and Short-Term Municipal Bond Funds.

Non-Fundamental Policy No. 10 only applies to the Florida Municipal Money Market Fund, Heritage Money Fund, Money Market Fund, Municipal Money Market Fund, and Tax-Free Money Fund.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction. However, if, at any time, the Fund should fail to meet the 33 1/3% limitation in Fundamental Investment Limitation No. 2, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet the limitation. Maintenance of this percentage limitation may result in the sale of portfolio securities by the Fund at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objectives, strategies, policies, techniques, and risks as described in the prospectus.

STRONG CORPORATE BOND FUND

o Under normal conditions, at least 80% of the Fund's net assets will be invested in the bonds of corporations or similar entities.
o The Fund may invest up to 20% of its net assets in any other type of fixed income security, such as U.S. Government securities and mortgage-backed issues.
o Under normal conditions, at least 75% of the Fund's net assets will be invested in investment-grade debt obligations, which are those securities described as higher- and medium-quality (e.g., AAA through BBB by S&P).
o The Fund may also invest up to 25% of its net assets in non-investment-grade debt obligations and other high yield (high-risk) securities (e.g., those rated BB through C by S&P), however, under normal conditions the Fund, has adopted an internal policy not to invest more than 10% of its net assets in debt obligations rated lower than BB or its equivalent. For the purposes of this internal policy, convertible securities will not be considered debt obligations.
o The Fund may invest up to 30% of its net assets directly or indirectly in foreign securities.
o The Fund may invest up to 5% of its total assets in warrants and equity securities.

o Wells Capital Management Incorporated, the Fund's Sub-advisor ("Sub-advisor"), may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Sub-advisor determines that a temporary defensive position is advisable.

o The Fund may invest in shares of money market funds that the Sub-advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Sub-advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG CORPORATE INCOME FUND

o Under normal conditions, 100% of the Fund's net assets will be invested in investment-grade corporate securities and in other investment-grade obligations (including mortgage- and asset-backed securities, and U.S. Government and its agencies securities).
o The Fund's average effective maturity will normally be between two and twelve years.
o The Fund may invest up to 30% of its net assets directly or indirectly in foreign securities.
o When the Sub-advisor determines market, economic, or political conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government).
o The Fund may invest in shares of money market funds that the Sub-advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of the Fund's net assets.
o The Sub-advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG FLORIDA MUNICIPAL MONEY MARKET FUND

o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" or "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest or second-highest short-term rating category or if the security has no short-term category rating, are determined by the Sub-advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier conduit" securities, generally defined as those securities whose primary obligor is not the municipality and that, at the time of acquisition, are rated in the second-highest short-term rating category or, if the security has no short-term category rating, are determined by the Sub-advisor to be of comparable quality.
o As a fundamental policy at least 80% of the Fund's net assets will be invested in municipal securities under normal conditions. Generally, municipal obligations are those whose interest is exempt from federal income tax. The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For taxpayers who are subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. Accordingly, the Fund's net return may be lower for those taxpayers.
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank, and corporate obligations, and short-term fixed-income securities.
o Under normal conditions, it is expected that the Fund's shares will be exempt from the Florida intangible personal property tax.

STRONG GOVERNMENT SECURITIES FUND

o The Fund invests, under normal conditions, at least 80% of its net assets in U.S. Government securities. However, the Fund has adopted an internal policy to invest at least 90% of its net assets in such securities under normal conditions. The balance of the Fund's assets may be invested in other investment-grade debt obligations.
o The Fund may invest up to 20% of its net assets, directly or indirectly, in foreign securities. The Fund will limit its investments in foreign securities to those denominated in U.S. dollars. The Fund may invest in U.S. securities enhanced as to credit quality or liquidity by foreign issuers without regard to this limit.
o The Sub-advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Sub-advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Sub-advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG HERITAGE MONEY FUND

o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are determined by the Sub-advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Sub-advisor to be of comparable quality.

STRONG HIGH-YIELD BOND FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in lower-quality bonds of corporate issuers (e.g., bonds rated BB through C by S&P).
o The Fund also may invest in debt obligations that are in default, but investments in such debt obligations are not expected to exceed 10% of the Fund's net assets.
o The Fund may also invest up to 20% of its net assets in common stocks and securities that are convertible into common stocks, such as warrants.
o The Fund may invest up to 30% of its net assets directly or indirectly in foreign securities.
o The Sub-advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Sub-advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Sub-advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Sub-advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG INTERMEDIATE MUNICIPAL BOND FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds the income from which is exempt from federal income tax.
o Under normal conditions, the Fund invests at least 85% of its net assets in investment-grade securities (e.g., securities rated AAA through BBB by S&P).
o The Fund may also invest up to 15% of its net assets in non-investment-grade securities, such as high-yield (high-risk) securities or "junk bonds" (e.g., debt obligations rated BB through C by S&P).
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Fund is considered "intermediate" because its average effective maturity is normally between 3 and 10 years.
o The Sub-advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government) as a temporary defensive position during adverse market, economic, or political conditions if the Sub-advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Sub-advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG MINNESOTA TAX-FREE FUND

o Under normal conditions, the Fund invests at least 95% of its net assets in municipal debt obligations whose interest is exempt from federal and
     Minnesota personal income taxes, and at least 80% of its net assets in municipal obligations which are exempt from the federal AMT.
o The Fund will invest, under normal conditions, at least 65% of its assets in long-term investment-grade securities (e.g., securities rated AAA through BBB by S&P).
o The Fund may also invest up to 25% of its net assets in non-investment-grade securities, otherwise known as high-yield (high-risk) securities or "junk bonds" (e.g., securities rated BB through C by S&P).
o The Fund may also invest up to 5% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Fund may invest up to 25% of its net assets in industrial development bonds, and up to 25% of its net assets in municipal leases.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets
o The Sub-advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government) as a temporary defensive position during adverse market, economic, or political conditions if the Sub-advisor determines that a temporary defensive position is advisable.
o The Sub-advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG MONEY MARKET FUND

o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two NRSROs or, if unrated, are determined by the Advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Sub-advisor to be of comparable quality.

STRONG MUNICIPAL BOND FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds the income from which is exempt from federal income tax.
o Under normal conditions, the Fund invests at least 75% of its net assets in investment-grade securities (e.g., securities rated AAA through BBB by S&P).
o The Fund may also invest up to 25% of its net assets in non-investment-grade securities, such as high-yield (high-risk) securities or "junk bonds" (e.g., securities rated BB through C by S&P).
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Sub-advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Sub-advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Sub-advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG MUNICIPAL MONEY MARKET FUND

o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" or "second tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest or second-highest short-term rating category or, if the security has no short-term category rating, are determined by the Sub-advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier conduit" securities, generally defined as those securities whose primary obligor is not the municipality and that, at the time of acquisition, are rated in the second-highest short-term rating category or, if the security has no short-term category rating, are determined by the Sub-advisor to be of comparable quality.
o As a fundamental policy at least 80% of the Fund's net assets will be invested in municipal securities under normal conditions. Generally, municipal securities are those whose interest is exempt from federal income tax. The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal AMT. For taxpayers who are subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. Accordingly, the Fund's net return may be lower for those taxpayers.
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.

STRONG SHORT-TERM BOND FUND

o Under normal conditions, at least 80% of the Fund's net assets will be invested in bonds, such as corporate and U.S. Government bonds and mortgage- and asset-backed securities.
o Under normal conditions, at least 75% of the Fund's net assets will be invested in investment-grade debt obligations (e.g., debt obligations rated AAA through BBB by S&P).
o The Fund may also invest up to 25% of its net assets in non-investment-grade debt obligations (e.g., debt obligations rated BB through C by S&P) (or unrated securities of comparable quality).
o The Fund may invest up to 30% of its net assets directly or indirectly in foreign securities.
o The Fund is considered "short-term" because its average effective maturity is normally three years or less.
o The Sub-advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Sub-advisor determines that a temporary defensive position is advisable.

o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Sub-advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG SHORT-TERM HIGH YIELD BOND FUND

o Under normal conditions, at least 80% of the Fund's net assets will be invested in lower quality bonds (e.g., debt obligations rated BB through C by S&P).
o The Fund's manager intends to invest at least 80% of its net assets in debt obligations rated BB+ to B- as determined by S&P or other nationally recognized statistical rating organizations ("NRSROs").
o The Fund may invest up to 30% of its net assets directly or indirectly in foreign securities.
o The Fund is considered "short-term" because its average effective maturity is normally three years or less.
o The Sub-advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Sub-advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Sub-advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

     Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds the income from which is exempt from federal income tax.
o Under normal conditions, the Fund invests at least 65% of its total assets in medium- and lower-quality municipal securities (e.g., securities rated BBB through C by S&P).
o The Fund also may invest in debt obligations that are in default, but investments in such debt obligations are not expected to exceed 10% of the Fund's net assets.
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Fund is considered "short-term" because its average effective maturity is normally three years or less.
o The Sub-advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government) as a temporary defensive position during adverse market, economic, or political conditions if the Sub-advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Sub-advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Sub-advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG SHORT-TERM INCOME FUND

o Under normal conditions, 100% of the Fund's net assets will be invested in investment-grade securities (including investment-grade corporate, mortgage- and asset-backed, and U.S. Government and its agencies bonds), and in other investment-grade obligations (e.g., debt obligations rated AAA through BBB by S&P).
o The Fund is considered "short-term" because its average effective maturity is normally three years or less.
o The Fund may invest up to 30% of its net assets directly or indirectly in foreign securities.
o When the Sub-advisor determines market, economic, or political conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government).
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of the Fund's net assets.
o The Sub-advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG SHORT-TERM MUNICIPAL BOND FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds the income from which is exempt from federal income tax.
o Under normal conditions, the Fund invests at least 85% of its net assets in investment-grade securities (e.g., securities rated AAA through BBB by S&P).
o The Fund may also invest up to 15% of its net assets in non-investment-grade securities, such as high-yield (high-risk) securities or "junk bonds" (e.g., debt obligations rated BB through C by S&P).
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Fund is considered "short-term" because its average effective maturity is normally three years or less.
o The Sub-advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government) as a temporary defensive position during adverse market, economic, or political conditions if the Sub-advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Sub-advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG TAX-FREE MONEY FUND

o The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" or "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest or second-highest short-term rating category or, if the security has no short-term category rating, are determined by the Sub-advisor to be of comparable quality.
o The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier conduit" securities, generally defined as those securities whose primary obligor is not the municipality and that, at the time of acquisition, are rated in the second-highest short-term rating category or, if the security has no short-term category, are determined by the Sub-advisor to be of comparable quality.
o Under normal market conditions at least 80% of the Fund's net assets will be invested in municipal securities whose interest is exempt from federal income tax, including the federal AMT.
o The Fund may invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Fund may invest any amount in cash or cash equivalents, which may be taxable, to the extent the manager cannot obtain other suitable tax-exempt securities.

STRONG ULTRA SHORT-TERM INCOME FUND

o Under normal conditions, at least 75% of the Fund's net assets will be invested in investment grade debt obligations (e.g., debt obligations rated AAA through BBB by S&P).
o The Fund may also invest up to 25% of its net assets in non-investment grade debt obligations, but may not invest in securities rated below BB- or equivalent.
o The Fund may invest up to 30% of its net assets directly or indirectly in foreign securities.
o The Fund is considered "ultra short-term" because its average effective maturity is normally one year or less.
o The Sub-advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Sub-advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Sub-advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND

o Under normal conditions, the Fund will invest at least 90% of its net assets in investment grade securities (e.g., securities rated AAA to BBB by S&P).
o However, the Fund may invest up to 10% of its net assets in non-investment grade securities, but may not invest in securities rated below BB- or equivalent.
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.
o As a fundamental policy, at least 80% of the Fund's net assets will be invested in municipal securities under normal conditions. Generally, municipal obligations are those whose interest is exempt from federal income tax. The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal AMT. For taxpayers who are subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. Accordingly, the Fund's net return may be lower for those taxpayers.
o The Fund is considered "ultra short-term" because its average effective maturity is normally one year or less.
o The Sub-advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government) as a temporary defensive position during adverse market, economic, or political conditions if the Sub-advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Sub-advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

STRONG WISCONSIN TAX-FREE FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in municipal debt obligations whose interest is exempt from Wisconsin and federal personal income taxes, including the federal AMT, which may include debt obligations issued by (a) Wisconsin and its political subdivisions, and (b) U.S. territories and possessions, their political subdivisions and public corporations, and any other issuer whose securities are exempt from Wisconsin and federal income taxes.
o The Fund will invest, under normal conditions, at least 65% of its assets in long-term investment-grade municipal securities (e.g., securities rated AAA through BBB by S&P)
o The Fund may also invest up to 25% of its net assets in non-investment-grade securities, such as high-yield (high-risk) securities or "junk bonds" (e.g., securities rated BB through C by S&P).
o The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities.
o The Fund may invest up to 25% of its net assets in industrial development bonds and up to 25% of its net assets in municipal leases.
o The Sub-advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government) as a temporary defensive position during adverse market, economic, or political conditions if the Sub-advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Sub-advisor intends to limit the Fund's investment in illiquid securities to 10% of the Fund's net assets.

Unless noted above otherwise, if the Fund adheres to a percentage restriction specified above at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows and redemptions), in the market value of the investment, or in the pricing, liquidity, or rating of the investment will not constitute a violation of that percentage restriction.


Net assets are defined as net assets plus borrowings for investment purposes.

The following information supplements the discussion of each Fund's investment objectives, strategies, policies, techniques, and risks described in the prospectus and applies to each Fund, unless noted otherwise. References to Wells Fargo Funds Management, LLC, the Funds' investment advisor ("Advisor"), include the Sub-advisor where applicable.


ASSET-BACKED DEBT OBLIGATIONS

Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk and bankruptcy of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing selective credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

THE SECOND PARAGRAPH OF THIS SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, MUNICIPAL MONEY MARKET, AND THE TAX-FREE MONEY FUNDS. BORROWING

The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when its bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.

The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund pays a commitment fee to the banks in order for the LOC to be available.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
CASH MANAGEMENT

The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Advisor Money Funds"). All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Advisor Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.


COMMERCIAL PAPER

Commercial paper is a debt obligation usually issued by corporations (including foreign corporations) and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may be deemed a restricted security thereby causing it to be illiquid or reducing its liquidity in certain circumstances.

Asset-backed commercial paper is a form of commercial paper generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper at maturity.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

DEBT OBLIGATIONS

The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, which means that, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield but the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the lesser its sensitivity to changes in the interest rates and the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.

CREDIT QUALITY. The value of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers and obligors. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

THE  FOLLOWING  SECTION  APPLIES  TO  THE  CORPORATE  BOND,   CORPORATE  INCOME,
GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, SHORT-TERM INCOME, AND ULTRA SHORT-TERM INCOME FUNDS ONLY.
DEPOSITARY RECEIPTS

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S.
securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. THE PARAGRAPHS REGARDING FOREIGN CURRENCY DERIVATIVES DO NOT APPLY TO THE INTERMEDIATE MUNICIPAL BOND, MINNESOTA TAX-FREE, MUNICIPAL BOND, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND, ULTRA SHORT-TERM MUNICIPAL INCOME, AND WISCONSIN TAX-FREE FUNDS. THE PARAGRAPH REGARDING CREDIT DERIVATIVES APPLIES ALSO TO THE HERITAGE MONEY AND MONEY MARKET FUNDS.

DERIVATIVE INSTRUMENTS

IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with its investment objectives such as for hedging, managing risk, or obtaining market exposure. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as "underlying assets") or indexes.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

MANAGING RISK/MARKET EXPOSURE. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, or holding certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (i.e., stocks or bonds) would.

EXCHANGE-TRADED   AND   OTC   DERIVATIVES.   Derivative   instruments   may   be
exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. On the other hand, OTC derivative transactions are not traded on established exchanges and are not guaranteed by the creditworthiness of any exchange. Consequently, OTC derivative transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument. OTC derivative transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

RISKS. The use of derivative instruments involves risks as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

     (1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objectives.

     (2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract. In certain circumstances, the Advisor will obtain collateral for the Fund from the counterparty to minimize this credit risk.

     (3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

     (4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

     (5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.

     (6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.

The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

LEVERAGED  DERIVATIVE  TRANSACTIONS.  The SEC  has  identified  certain  trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises senior security issues as defined under the 1940 Act. In order to avoid creating a senior security and to limit the potential problems for leveraging of the Fund's assets when the Fund invests in derivatives, the SEC has stated that the Fund may use coverage or designation of the Fund's liquid assets. To the extent required by SEC guidelines, the Fund will not enter into any such leveraging derivative transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not "covered". Assets designated on the Fund's records cannot be sold while the related derivative position is open unless they are replaced with similar assets and such designated assets may be deemed illiquid. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).

OPTIONS. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

The Fund may hold (buy) and write (sell) put and call options on underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

SPREAD OPTION TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.

To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Single-stock futures are futures traded on individual stocks. When buying or selling single-stock futures, the Fund is obligated to fulfill the terms of the contract upon expiration, unless it offsets the position before then. Single-stock futures carry higher margin requirements than regular futures contracts. Trading single-stock futures also involves the risk of losing more than the Fund's initial investment.

FOREIGN CURRENCY DERIVATIVES. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S.
dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When  the  Fund  engages  in  a  transaction  in a  currency-related  derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange that provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the SEC guidelines, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets is so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain that may result from an increase in the value of that currency.

"SWAP" DERIVATIVE TRANSACTIONS. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or "collar" amounts.

The "notional amount" of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement ("net amount") and not the notional amount differences themselves. The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.


CREDIT DERIVATIVES. Credit derivatives are a form of derivative that are divided into two basic types credit default swaps and total return swaps, and are usually governed by the standard ISDA Master Agreement terms and conditions. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates. Another type of credit derivative is the credit-linked notes and other forms of debt obligations with an embedded credit default swap component. In this type of credit derivative, payments of principal and interest are linked to the performance of one or more reference debt securities or assets. In all of these credit derivative transactions, the same general risks of derivative transactions are present, but they offer greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If the Fund writes a credit default swap, it receives a premium up front but the Fund's exposure under the credit default swap is a form of leverage and will be subject to the restrictions on leveraged derivatives discussed above.


ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the prospectus, the Advisor expects to use additional derivative instruments and to employ other hedging or risk management techniques using derivatives. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
DURATION

Duration was developed as a more precise alternative to the concept of "maturity" for a debt security or portfolio of debt securities. Traditionally, a debt security's maturity has been used as a proxy for the sensitivity of the debt security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt security provides its final payment, taking no account of the expected timing of the security's principal and interest payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, and call features into one measure. Duration management is one of the fundamental tools used by the Advisor.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt obligation with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

Futures, options, and options on futures have durations that, in general, are closely related to the duration of the debt securities that underlie them. Holding long futures or call option positions will lengthen the duration of the Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying debt securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the debt securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount of time that selling an equivalent amount of the underlying debt securities would.


There are some situations where even the standard duration calculation does not completely reflect the interest rate exposure or projected cash flows of a debt security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure and duration correspond to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure than the stated final maturity. Finally, the duration of a debt obligation may vary over time in response to changes in interest rates and other market factors.


EXCHANGE-TRADED FUNDS

Exchange-Traded Funds ("ETF") represent shares of ownership in mutual funds, or unit investment trusts ("UIT"), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable

THE  FOLLOWING  SECTION  APPLIES  TO  THE  CORPORATE  BOND,   CORPORATE  INCOME,
GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, SHORT-TERM INCOME, AND ULTRA SHORT-TERM INCOME FUNDS ONLY.
FOREIGN INVESTMENT COMPANIES

The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.


THE FOLLOWING SECTION APPLIES TO THE CORPORATE BOND, CORPORATE INCOME, GOVERNMENT SECURITIES, HERITAGE MONEY, HIGH-YIELD BOND, MONEY MARKET, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, SHORT-TERM INCOME, AND ULTRA SHORT-TERM INCOME FUNDS ONLY.

FOREIGN RISKS

Foreign securities are securities issued by a foreign government or securities issued by a company incorporated in a foreign country. Investing in foreign securities involves certain risks not present in investing in U.S. securities, and many of these risks are discussed below. For example, many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, the Fund has the risk of obtaining less publicly available information concerning these foreign issuers and foreign securities than is available concerning U.S. issuers. In addition, the Fund has the risk that disclosure, reporting and regulatory standards for foreign issuers may be less stringent in certain foreign countries (especially emerging market countries) than in the U.S. and other major markets. There also may be a lower level of effective government regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations in these emerging markets may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets, are not generally subject to the same uniform accounting, auditing and financial reporting standards in the U.S. and other developed countries. The Fund also has the risk that it's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

Foreign securities may be subject to the instability of foreign governments and/or their relationship with the U.S. government (including concerns over nationalization of U.S. assets); unilateral actions of the foreign government about payment of its own debt or restricting payments of foreign company debt; and unilateral actions of the U.S. government with respect to treaties, trade, capital flows, immigration, and taxation with that foreign country or affecting that foreign company.


The Fund's costs attributable to investing in foreign securities may be higher than those attributable to domestic investments - and this is particularly true with respect to investments in emerging capital markets. For example, the Fund's cost of maintaining custody of its foreign securities usually exceeds its custodial costs for domestic securities; and the Fund's transaction and settlement costs of for foreign securities usually are higher than those attributable to domestic investing. The Fund's costs associated with the exchange of and hedging foreign currencies also make investing in foreign securities more expensive than domestic investments. The Fund's investment income on certain foreign securities may be subject to foreign withholding or other foreign taxes that could reduce the Fund's total return on its investments in foreign securities. Tax treaties between the U.S. and certain foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.


Foreign markets also have different clearance and settlement procedures. In certain foreign markets, there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult for the Fund to conduct or timely settle such transactions. Delays in foreign settlement could result in unexpected, temporary periods when the Fund's assets are uninvested and are earning no investment return. The Fund's inability to make and timely settle foreign security purchases due to settlement problems could cause the Fund to miss foreign investment opportunities. On the sell-side, the Fund's inability to dispose of a foreign security due to settlement problems could result either in unexpected losses to the Fund (due to subsequent declines in the value of such foreign security) or, if the Fund is unable to deliver the foreign security to the purchaser, could result in the Fund's possible liability to the purchaser.

In addition, the Fund's investment in any security payable in a foreign currency is subject to the risk of changes in the value of the U.S. dollar versus the value of the foreign currency.

Non-foreign securities may also be directly or indirectly subject to foreign risks because of, for example, the issuer's affiliation with a foreign company or the multinational nature of the issuer's operations. The type and aggregate level of foreign risk can vary significantly between individual securities held by the Fund. A summary of certain common types of debt-obligations affected by foreign risks is presented below:

NON-DOLLAR BONDS (INTERNATIONAL BONDS). Foreign governments, U.S. and international agencies, and corporations may issue debt instruments with interest and/or principal payable in currencies other than the U.S. dollar. These types of debt instruments are usually known as "non-dollar bonds." For U.S.-based investors, these non-dollar bonds entail foreign currency risk as described above. While some foreign currencies tend to trade in a moderate range versus the U.S. dollar, other foreign currencies may exhibit dramatic and/or unexpected increases or decreases in value relative to the U.S. dollar. Freely floating foreign currencies have no limit on the degree of appreciation or depreciation they may experience. Even foreign currencies which are managed by foreign governments and central banks to track the value of the U.S. dollar or a "basket" of securities ("managed float" or "peg") can in fact gain or lose value in U.S. dollar terms. Such managed currency arrangements can break down at any time, resulting in significant U.S. dollar valuation swings for those non-dollar bonds paying in these foreign currencies. While the most common issuers of non-dollar bonds are domiciled outside the United States, U.S entities can choose to offer bonds payable in foreign currencies.

YANKEE BONDS. "Yankee" bonds are debt instruments issued and/or registered in the United States by non-U.S. borrowers (also called "Yankee issuers") paying interest and principal in U.S. dollars. Yankee issuers may have significant operations or entire subsidiaries located in the United States, or they may have U.S. funding arms, but no U.S. business operations. U.S. holders of Yankee bonds are not directly subject to foreign currency risk, but exchange rate movements may have an indirect influence on the market price of Yankee bonds since they impact the financial condition of the Yankee issuer. For example, a Canadian-based company raising capital in the U.S. market by issuing Yankee bonds could face a change in its business results (and therefore its creditworthiness) due to a change in the value of the Canadian dollar versus the U.S. dollar. Yankee bonds may also be subject to foreign, political, legal, accounting, regulatory, and disclosure risks discussed above.

U.S. SUBSIDIARY BONDS. A U.S. subsidiary bond is a debt instrument issued by a U.S. operating company which is owned, directly or indirectly, by a foreign company. Like Yankee bonds, U.S. subsidiary bonds are payable in U.S. dollars, and consequently avoid direct foreign currency risk for U.S. holders. However, as with Yankee bonds, the creditworthiness of the U.S. subsidiary issuing the bonds (and market value of the U.S. subsidiary's bonds) can be influenced by foreign currency movements and the other foreign risk factors noted above to the extent that the foreign parent company's business prospects are affected by such foreign risks.

U.S. MULTI-NATIONAL BONDS. A U.S. multi-national bond is a debt instrument issued in the U.S. by a subsidiary of a multi-national company (which multi-national company is domiciled in the United States). The issuing subsidiary could be domiciled in the U.S. or in a foreign country, and could be either an operating subsidiary or a funding vehicle for the multi-national parent company. A U.S. multi-national bond can be issued in U.S. dollars or other foreign currencies. If issued by the subsidiary company in a foreign currency, a U.S. Multinational bond embodies the same foreign currency risks described above for Non-Dollar bonds. If issued by the subsidiary in U.S. dollars, there is no direct foreign currency risk for U.S. investors, but indirect foreign currency risks affecting the multi-national operations of the parent company remain. Many U.S. multi-national companies derive a greater share of revenues and earnings from foreign activities than from U.S. operations.
Consequently, financial results and the creditworthiness of these U.S. multi-national companies (and the market value of the debt instruments issued by their subsidiaries) can be affected (to a greater or lesser extent) by the foreign risk factors described above.

U.S. DOLLAR FOREIGN BONDS. U.S. dollar foreign bonds are debt instruments issued by foreign governments, supra-national foreign organizations, foreign subsidiaries of U.S. multinational companies, foreign corporations and offshore registered entities payable in U.S. dollars. Principal and interest on these bonds are payable in U.S. dollars, so there is no direct foreign currency risk for U.S. holders. However, indirect foreign currency risk and the other foreign risk factors may apply to the foreign issuers of these U.S. dollar foreign bonds, and affect the market value of these bonds. (Note: These foreign issuers of U.S. dollar foreign bonds may also have U.S. subsidiaries or U.S. parent that issue debt instruments themselves. Accordingly, it is not uncommon that one multi-national company may issue bonds both at its subsidiary level and at its parent level--and, depending if the issuer is a U.S. entity or a foreign entity, one bond could be categorized as a "foreign security" while the other bond categorized as a U.S. security).

GOVERNMENTAL/MUNICIPAL OBLIGATIONS

IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States (including the
District of Columbia) and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets, or domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.


BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. (See "Participation Interests" below.) States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

MORTGAGE-BACKED BONDS. The Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

PARTICIPATION INTERESTS. A participation interest gives the Fund an undivided interest in a municipal debt obligation in the proportion that the Fund's participation interest bears to the principal amount of the underlying obligation. These underlying obligations may have fixed, floating, or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be federal tax-exempt. If the Fund purchases unrated participation interests, the Board or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or repurchase obligation of the selling institution. When determining whether such a participation interest meets the Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.

PASS-THROUGH CERTIFICATES. The Fund may also invest in pass-through certificates or securities issued by partnerships and grantor trusts. These securities allow the Fund to receive principal and interest payments on underlying obligations and such securities may have fixed, floating, or variable rates of interest. The pass-through certificates may be backed by a letter of credit, guarantee or liquidity provider and, if the pass through certificate is intended to be a tax-exempt security, it is generally accompanied by an opinion of counsel that the interest on the pass-through certificates will be exempt from federal income tax. The Fund may only invest in these securities if they meet the Fund's credit-quality and eligibility requirements.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE CORPORATE INCOME, FLORIDA MUNICIPAL MONEY MARKET, GOVERNMENT SECURITIES, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, SHORT-TERM INCOME, AND TAX-FREE MONEY FUNDS.
HIGH-YIELD (HIGH-RISK) SECURITIES

IN GENERAL. Non-investment grade debt obligations ("lower-quality securities") include (1) debt obligations rated between BB and C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other NRSROs; (2) commercial paper rated as low as C by S&P, Not Prime by
Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable credit-quality as determined by the Advisor. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy of the obligor. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A for a description of the NRSRO credit ratings.

EFFECT OF INTEREST RATES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All fixed interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities (which react primarily to fluctuations in the general level of interest rates). Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities may be unsecured and may be subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

DECREASED FUND LIQUIDITY. As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount to its existing market value to meet redemptions. Any such redemption would force the Fund to sell the more liquid portion of its portfolio.

PREPAYMENT RISK. Lower-quality and comparable unrated securities typically bear higher rates of interest than higher- and medium- quality securities, and generally contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

CREDIT RATINGS. Credit ratings issued by NRSROs are designed to evaluate the ability of obligors to make principal and interest payments on rated securities. They do not, however, evaluate the overall risk of owning lower-quality securities and, therefore, may not fully reflect the true risks of this type of investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, its industry, and the current trend of earnings. The Advisor periodically monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities or they may be illiquid. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist in these lower-quality (and comparable unrated) securities, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these securities held in the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly which can lead to lower reliability of broker price quotations. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

LEGISLATION. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities as permissible investments. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable at their current price). However, under the 1940 Act, the Fund may not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% (10% for money market funds) of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). The Advisor intends to prohibit the Fund's purchase of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of the Fund net assets. After the Fund acquires a security, the security may become illiquid for a variety of reasons, including default, lack of current financial information on the issuer or the project financed by the security and the special purpose nature of the issuer or the project financed. Therefore, the Fund may hold (from time to time) percentages of illiquid securities substantially in excess of its acquisition percentage limits.

The Board, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal laws, including the 1940 Act, which securities are illiquid for purposes of this limitation. Certain securities not required to be registered under the Securities Act ("Restricted Security"), such as securities that only may be resold to qualified institutional buyers under Rule 144A ("QIB") under the Securities Act ("144A Securities") and Section 4(2) commercial paper, and are generally deemed illiquid but may be considered liquid under guidelines adopted by the Fund's Board.

The Board has delegated to the Advisor the day-to-day determination of the liquidity of a security, based on guidelines adopted by the Fund's Board, although it has retained oversight and ultimate responsibility for such determinations. The Board has directed the Advisor to look to such factors as
(1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors.

Restricted Securities (primarily 144A Securities) may be deemed liquid by the Advisor pursuant to liquidity guidelines established by the Board. Factors favoring the liquidity of a Restricted Security include frequency of trades and quotes for the Restricted Security, number of potential broker-dealers and QIBs willing to purchase the Restricted Security, the willingness of dealers to make a market in the Restricted Security, and the likelihood of future marketability. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest,
(2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

Restricted Securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required in order for the Fund to make a public sale of a security, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a Restricted Security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted Securities will be priced in accordance with pricing procedures adopted by the Board. If, through the appreciation of Restricted Securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including
Restricted Securities that are not readily marketable (except for 144A Securities, foreign securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.

THE FOLLOWING PARAGRAPH APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. The Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid, except for the purpose of covering the OTC options against which they were written.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
INFLATION-INDEXED SECURITIES

The Fund may invest in inflation-indexed securities, which have a final value and interest payment stream linked to the inflation rate. The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor, Bureau of Labor Statistics. By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output. When real interest rates do change, inflation-indexed securities prices may be more sensitive to these changes than conventional bonds. Should market expectations for real interest rates rise, the price of inflation-indexed securities may fall. In addition, inflation-indexed securities may not be as widely traded as fixed-principal securities. This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.

LENDING OF PORTFOLIO SECURITIES

The Fund is authorized to lend up to 33 1/3% of the total asset value of the Fund (including any cash collateral) to broker-dealers and other institutional borrowers that meet credit requirements and other criteria established by the Fund's Board. The Fund will lend its portfolio securities when these criteria have been met including the requirement that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent will pay to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund will retain the authority to terminate a securities loan. The Fund will pay reasonable administrative and custodial fees in connection with each securities loan, and will pay a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund will receive from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan. However, these substitute payments will not be treated as a dividend and hence will affect the amount of income eligible for the dividends-received deduction. In addition, these substitute payments will not be eligible as qualified dividend income, nor for the state and local tax exemption from interest income derived from the earnings from U.S. Treasury securities. The Fund will retain certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent according to written investment guidelines approved by the Fund's Board in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent, the Fund's custodian, the Fund itself or the Advisor, in each case, subject to compliance with all applicable laws, regulations and orders. Lending portfolio securities involves certain risks including borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). For an example of borrower default risk, if a borrower defaults on its obligation to return the loaned securities as required or comply with the other terms of the securities loan documents, the Fund could incur costs and/or delays in recovering the loaned securities, liquidating the pledged collateral, and/or obtaining substitute loaned securities with proceeds of the collateral. The Fund also has borrower default risk in the event the original pledged collateral declines in market value and the borrower fails to deliver additional qualified collateral to the securities lending agent. For an example of cash collateral investment risk, investment of the cash collateral by the securities lending agent pursuant to the Fund's investment guidelines may subject the Fund to risks that such investments are liquidated for less than the amount of the cash collateral needed to be returned to the borrower plus the rebate payable by the Fund to the borrower. In certain circumstances, the securities lending agent indemnifies the Fund for all or part of the Fund's losses arising from these risks.


THE FOLLOWING SECTION APPLIES TO THE CORPORATE BOND, CORPORATE INCOME, HERITAGE MONEY, HIGH-YIELD BOND, MONEY MARKET, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, SHORT-TERM INCOME, AND ULTRA SHORT-TERM INCOME FUNDS ONLY.

LOAN INTERESTS

The Fund may acquire a loan interest ("Loan Interest") including bank term loans and revolving credit loans on a secured and unsecured basis. A Loan Interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent ("Collateral Agent"), holds collateral (if any) on behalf of the lenders. These Loan Interests may take the form of participation interests in, or assignments of, a loan during its secondary distribution, or direct interests during a primary distribution. Such Loan Interests may be acquired indirectly by the Fund from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions that have made loans or are members of a lending syndicate or from other holders of Loan Interests. The Fund may also acquire Loan Interests under which the Fund is an original syndicate lender. Loan Interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Agent for distribution to the Fund. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Agent their mutual benefit. The Fund may not act as an Agent, a Collateral Agent, a guarantor, or sole negotiator or structurer with respect to a loan.

Revolving bank loan commitments represent a current obligation of the Fund to lend cash to a borrower in the future under certain conditions. Because the date and amount of future revolving loan commitments is not expressly known by the borrower, the Fund will designate on its books and records liquid assets in an amount equal to the projected amount of future revolving loans. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.

The Advisor will analyze and evaluate the financial condition of the borrower (and any guarantors and collateral) in connection with the acquisition of any Loan Interest. The Advisor also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the Fund does not have a direct lending relationship with the borrower and which have been purchased as a loan participation, those institutions from or through whom the Fund derives its rights in a loan ("Intermediate Participants").

In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The Fund will generally rely upon the Agent or an Intermediate Participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a loan or participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate (and if applicable, Intermediate Participants) to use appropriate credit remedies against the borrower, guarantor (if any), and any collateral. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The Agent usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance by the borrower. The Agent may monitor the value of any collateral, and, if the value of the collateral declines, may give the borrower an opportunity to provide additional collateral, or may seek other protection for the benefit of the holders of the Loan Interest. A Collateral Agent will typically hold any collateral on behalf of the lenders (and their assignees) pursuant to the applicable loan agreement. The Agent and Collateral Agent are compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the Fund may perform such tasks on its own behalf if the Fund is a lender under the loan agreement or through an Intermediate Participant if the Fund only holds a participation interest in the loan.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into any insolvency proceedings, or upon requisite vote of the existing lenders. A successor Agent would generally be appointed to replace the terminated Agent, and collateral held by the Collateral Agent under the loan agreement should remain available to holders of Loan Interests. However, if the Fund's participation interest in a Loan Interest were determined to be subject to the claims of the selling lender's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise upon the insolvency of the Intermediate Participant.

Purchasers of Loan Interests depend solely upon the creditworthiness of the borrower (and any guarantor or collateral) for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligations to the Fund in full, or that the collateral can be easily liquidated in a cost-efficient manner. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Loan Interests involving guarantees or other credit enhancement from governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due. Loan Interests may be unrated and illiquid, especially if the Loan Interests are purchased from an Intermediate Participant.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
MATURITY

The Fund's average effective portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature are deemed to mature on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand, (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand, (4) the maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the Advisor, and (5) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average effective portfolio maturity of the Fund is dollar-weighted based upon the market value of the Fund's securities at the time of the calculation.

The Fund may utilize puts which are provided on a "best efforts" or similar basis (a "soft put") to shorten the maturity of securities when the Advisor reasonably believes, based upon information available to it at the time the security is acquired, that the issuer of the soft put has or will have both the willingness and the resources or creditworthiness to repurchase the securities at the time the Fund exercises the put. Failure of an issuer to honor a soft put may, depending on the specific put, have a variety of possible consequences, including (a) an automatic extension of the soft put to a later date, (b) the elimination of the soft put, in which case the effective maturity of the security may be its final maturity date, or (c) a default of the security, typically after the passage of a cure period. Should either the exercise date of the soft put automatically extend or the soft put right be eliminated as a result of the failure to honor a soft put, the affected security may include a provision that adjusts the interest rate on the security to an amount intended to result in the security being priced at par at an interest rate equal to comparable securities. However, not all securities have rate reset provisions or, if they have such provisions, the reset rate may be capped at a rate that would prevent the security from being priced at par. Furthermore, it is possible that the interest rate may reset to a level that increases the interest expense to the issuer by an amount that negatively affects the credit quality of the security.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
MORTGAGE-BACKED DEBT SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn, may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (IO) and principal-only (PO) securities. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

Mortgage-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers ("Seller") as determined by the Advisor. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment ("Repurchase Price"). The Seller's obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. Government securities or U.S. agency guaranteed securities ("Collateral"). The Collateral is held by the Fund's custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary ("Custodian"). The Advisor or Custodian will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be "fully collateralized" by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.

THE FOLLOWING PARAGRAPH APPLIES TO THE CORPORATE BOND, CORPORATE INCOME, GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, SHORT-TERM INCOME, AND ULTRA SHORT-TERM INCOME FUNDS ONLY: In addition, the Fund may invest in foreign repurchase agreements. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased, i.e., the collateral, in U.S. dollars, is less than the agreed upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Because the Fund must repay the purchase price plus interest under a reverse repurchase agreement, it may be considered a borrowing by the Fund and subject to the rules regarding Fund borrowings described above. When required by guidelines of the SEC, the Fund will designate liquid assets on its books and records to secure its obligations to repay principal and accrued interest under these reverse repurchase agreements.

The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities sold during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund enters into a mortgage dollar roll, it designates on its books and records permissible liquid assets to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the proceeds of these mortgage dollar roll and reverse repurchase transactions, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

THE FOLLOWING SECTION APPLIES TO THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS ONLY.
RULE 2A-7:  MATURITY, QUALITY, AND DIVERSIFICATION RESTRICTIONS

All capitalized but undefined terms in this section shall have the meaning such terms have in Rule 2a-7 under the 1940 Act. The Fund is subject to certain maturity restrictions in accordance with Rule 2a-7 for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund will (1) maintain a dollar weighted average portfolio maturity of 90 days or less, and (2) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Fund will limit its investments to U.S. dollar-denominated securities that represent minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.

Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or, in the case of an instrument called for redemption, the date on which the redemption payment must be made.

The Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest its assets in instruments determined to present minimal credit risks. Each Fund, except the FLORIDA MUNICIPAL MONEY MARKET, MUNICIPAL MONEY MARKET, and TAX-FREE MONEY FUNDS, may not invest more than 5% of its assets in Second Tier Securities. The FLORIDA MUNICIPAL MONEY MARKET, MUNICIPAL MONEY MARKET, and TAX-FREE MONEY FUNDS may not invest more than 5% of their assets in Second Tier Conduit Securities.

From time to time, the Fund may obtain securities ratings from NRSROs, which may require the Fund to be managed in a manner that is more restrictive than Rule 2a-7.

The Fund is subject to restrictions regarding the amount of the Fund's net assets that may be invested in any one issuer. The Fund will determine who is the issuer of a security according the procedures set forth in Rule 2a-7.

THE FOLLOWING PARAGRAPH APPLIES TO THE FLORIDA MUNICIPAL MONEY MARKET, INTERMEDIATE MUNICIPAL BOND, MINNESOTA TAX-FREE, MUNICIPAL BOND, MUNICIPAL MONEY MARKET, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND, TAX-FREE MONEY, ULTRA SHORT-TERM MUNICIPAL INCOME, AND WISCONSIN TAX-FREE FUNDS ONLY. SECTOR CONCENTRATION

From time to time, the Fund may invest 25% or more of its assets in municipal bonds that are in a particular sector, so that an economic, business, or political development or change affecting one such security could also affect the other securities in that sector. Such related sectors may include community development, health care, transportation, single-family housing, multiple-family housing, industrial development, utilities, and education. The Fund also may invest 25% or more of its assets in municipal bonds whose issuers are located in the same state. Such states may include California, Minnesota, Pennsylvania, Texas, New York, Florida, Illinois, and Wisconsin.

THE FOLLOWING PARAGRAPH APPLIES TO THE FLORIDA MUNICIPAL MONEY MARKET, MINNESOTA TAX-FREE, AND WISCONSIN TAX-FREE FUNDS ONLY. STATE INVESTMENT RISK FACTORS. The Fund may invest 25% or more of its net assets in municipal obligations whose issuers or projects are located in the same state or other geographic region. By concentrating investments in a geographic region, developments and certain events that directly impact that geographic region, as opposed to the national or global economy, may have a greater effect on the Fund's value than would occur if the Fund were less geographically concentrated. The following are examples of just some of the events that may affect the performance of a state-specific, tax-exempt fund for an extended period of time:

o Changes in state laws, including voter referendums that restrict revenues or raise costs for issuers.
o Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.
o    Natural or other disasters such as floods, storms, droughts, or fires.
o Bankruptcy or financial distress of a prominent municipal issuer within the state.
o Economic issues that impact critical industries or large employers or that weaken real estate prices.
o    Reductions in federal or state financial aid.
o    Imbalance in the supply and demand for the state's municipal securities.

THE FOLLOWING PARAGRAPHS APPLY TO THE FLORIDA MUNICIPAL MONEY MARKET AND WISCONSIN TAX-FREE FUNDS ONLY.
AMERICAN SAMOA RISK FACTORS. American Samoa ("SAMOA") is an unincorporated and unorganized territory of the United States located in the South Pacific Ocean between Hawaii and New Zealand. The people of Samoa have chosen to remain unincorporated because of their time-honored way of life, which includes the ability to protect the ownership and stewardship of their communal land system. If Samoa were incorporated, the communal land system would no longer exist. Samoa's economy is dependent on revenues from canned tuna exports to the United States, handicrafts, and U.S. grants. The labor force is concentrated in local government jobs and the fish canneries. However, the U.S. Department of the
Interior is working with the Officials of Samoa to develop a more self-sustaining economy by concentrating on four industries: fisheries and agriculture, telecommunication and technology information, manufacturing, and tourism.

GUAM RISK FACTORS. Guam is a self-governed territory of the United States located west-southwest of Hawaii and southeast of Japan. Guam's economy is dependent on revenues from tourism, the U.S. military and service industries. Its employment is concentrated in local government and federal jobs. A decrease in U.S. military operations and natural disasters may have a negative impact on Guam's economy.

NORTHERN MARIANAS ISLANDS RISK FACTORS. Northern Mariana Islands ("MARIANA") is a commonwealth of the United States located in the North Pacific Ocean which include the Islands of Rota, Saipan, Tinian, and eleven other small islands. Mariana's economy is dependent on revenues from garment, tourism, and agriculture industries; as well as, grants from the U.S. Over 50% of its workforce is employed in the tourism industry, which may be affected by the health of the Japanese economy. Active volcanoes and frequent typhoons also hamper Mariana's economy.

PUERTO RICO RISK FACTORS. Puerto Rico is a commonwealth of the United States. Its economy is based on manufacturing, services, and tourism and generally parallels the United States' economy. Historically, Puerto Rico's economy benefited from tax incentives contained in Section 936 of the Internal Revenue Code. These tax incentives allow tax credit claims to U.S. domestic corporations that operate a large amount of their business in Puerto Rico; however, these incentives will be phased out by the year 2006. This may decrease Puerto Rico's competitive advantage for attracting new businesses in the future. Economic difficulties in the United States and natural disasters could have a negative on the overall economy of Puerto Rico.

VIRGIN ISLANDS RISK FACTORS. The Virgin Islands are a self-governed territory of the United States and include St. Thomas, St. John, and St. Croix. The islands are located in the Lesser Antilles, southeast of Florida. The Virgin Islands' economy is heavily dependent on tourism for both revenue and employment. Natural disasters and economic difficulties in the United States could have a negative impact on the tourism industry and may also have a negative impact on the overall economy of the Virgin Islands.

THE FOLLOWING PARAGRAPHS APPLY TO THE FLORIDA MUNICIPAL MONEY MARKET FUND ONLY. FLORIDA RISK FACTORS. The following information is derived from public information, including from the state of Florida, as of the date of this SAI. The Advisor has not independently verified the accuracy of this information and will not update the information during the year.

The Fund expects to invest 25% or more of its net assets in municipal obligations whose issuers or projects are located in Florida. The credit quality and credit risk of any issuer's debt depend to a large extent on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually low when (1) the economy is strong, growing, and diversified, (2) the issuer's financial situation is sound, and (3) the issuer's level of debt is reasonable given its financial status.

DEMOGRAPHIC AND ECONOMIC INFORMATION. Florida is the 26th largest state, with land area of 54,252 square miles and a water area of 4,308 square miles. As of April 1, 2003, Florida ranked as the fourth most populous state, with a population of 17.07 million. From 1993 to 2003, the U.S. population increased approximately 1% annually, while Florida's population averaged a 2.2% annual increase, due primarily to migration to the State. Florida's unemployment rate for fiscal year 2002-03 was 5.4%, compared to 5.9% for the U.S. as a whole.

Historically, Florida's total personal income has grown at rates similar to those of the U.S. and other southeastern states. From 1994 to 2003, Florida's total nominal personal income grew by 70% and per capita income expanded approximately 39%. For the nation, total and per capital personal income increased by 59% and 42%, respectively. During the latter half of the twentieth century, growth in the Gross State Product ("GSP") outpaced both the Southeast and the nation. During the same time period, the manufacturing base of the State's economy declined and the service and trade bases increased. In 2003, services constituted 47.9% of the State's total non-farm jobs, compared to 42.9% five years earlier. The total number of non-farm jobs increased 6.7%, while jobs in services increased 11.6% over the same period.

Tourism is not treated as a separate industry sector, but remains an important aspect of the Florida economy. Its financial impact is reflected in a broad range of market sectors, such as transportation, communications, retail trade and services, and in State tax revenues generated by business activities that cater to visitors, such as hotels, restaurants, admissions and gift shops. According to State estimates, approximately 75.6 million people visited the State in 2003, a 2.4% increase over 2002.

STATE FINANCIAL OPERATIONS. Florida law requires that financial operations of the State be maintained through the General Revenue Fund, trust funds, the Working Capital Fund, and the Budget Stabilization Fund administered by the State's Chief Financial Officer. The majority of State revenues are deposited in the General Revenue Fund. Trust funds consist of monies which under law or trust agreement are segregated for a specific purpose. Revenues in the General Revenue Fund, which exceed the amount needed for appropriations, may be transferred to the Working Capital Fund.

The State Constitution mandates the creation and maintenance of a Budget Stabilization Fund, in an amount not less than 5% nor more than 10% of the last complete fiscal year's net revenue collections for the General Revenue Fund. Monies in the Budget Stabilization Fund may be transferred to the General Revenue Fund to offset a decline therein or to provide emergency funding. Any withdrawals from the Budget Stabilization Fund must be restored from general revenues in five equal annual installments, unless the legislature establishes a different restoration schedule. The State budget must be kept in balance from current revenues in each State fiscal year.

REVENUES. Major sources of tax revenues to the General Revenue Fund are sales and use tax, corporate income tax, intangible personal property tax, beverage tax, and estate tax. Sales and use tax represents approximately 59% of all state taxes collected. Unlike many other states, Florida does not levy ad valorem taxes on real property or tangible personal property, nor does it impose personal income tax.

FISCAL YEAR 2003 BUDGET. The State is required to annually balance its budget. General revenue appropriations for fiscal year 2002-2003 totaled approximately $20,512.2 million, which was funded primarily by general revenue collections of $19,984.3 million, $197.3 million in trust fund transfers, $28.9 million in mid-year reversions and $984 million from the Working Capital Fund. Budget Stabilization Fund reserves were not used to achieve the 2003 Budget.

ECONOMIC CONDITIONS AND OUTLOOK. Florida's economy grew in fiscal year 2002-03 but at a slower rate than might be expected in an economic recovery. Even so, compared to the rest of the nation, Florida preformed relatively better. While the U.S. experienced a decline in non-farm employment in fiscal year 2002-03, Florida posted positive growth, had a lower unemployment rate, and stronger income growth rate. This performance could be attributed to favorable natural economic, and tax environments, and a growing population that fuels increased demand for good sand services.

THE FOLLOWING PARAGRAPHS APPLY TO THE MINNESOTA TAX-FREE FUND ONLY.
MINNESOTA RISK FACTORS. The following information is derived from public information, including from the state of Minnesota, as of the date of this SAI. The Advisor has not independently verified the accuracy of this information and will not update the information during the year.

The Fund primarily invests its net assets in municipal obligations whose issuers or projects are located in Minnesota. The credit quality and credit risk of any issuer's debt depend to a large extent on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt and revenues, the quality of the issuer's management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually low when (1) the economy is strong, growing, and diversified, (2) the issuer's financial situation is sound, and (3) the issuer's level of debt is reasonable given its financial status and revenues.

Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium.

The state of Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. In general, the structure of the state's economy closely parallels the structure of the United States' economy as a whole. For the fiscal year 2003, the Minnesota state government received revenues totaling approximately $14 billion from all sources, including federal and nontax revenue. Its expenditures totaled approximately $13 billion, which left the remaining $1 billion to be transferred to the budge reserve at year end.

Minnesota's monthly unemployment rate was generally less than the national average during 2002 and 2003, averaging 4.6% in 2002, as compared to the national average of 5.8%. In May 2002, Moody's Investor's service downgraded the state's rating outlook from stable to negative, but retained Minnesota's top AAA bond rating, which it has had since 1996.

Minnesota's diverse economy also serves to limit the credit risk of its securities. The economy of Minnesota is primarily concentrated in manufacturing industries (focusing on industrial machinery, food, forest products, printing and publishing, and agricultural products) and the business and healthcare service industries, due to the state's supply of resources in these areas. Because the Fund invests a significant amount of its net assets in securities from Minnesota issuers, concentration of Minnesota issuers in these industries will occur as well.

THE FOLLOWING PARAGRAPHS APPLY TO THE WISCONSIN TAX-FREE FUND ONLY.
The Fund may invest 25% or more of its assets in municipal bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in Wisconsin, Guam, the Virgin Islands, and Puerto Rico). Such related sectors may include community development, education, health care, hospitals, industrial development, pollution control, retirement centers, single family housing, multiple family housing, utilities, and general obligation bonds. The Fund may invest 25% or more of its assets in municipal bonds whose issuers are located in Wisconsin, and may also invest 25% or more of its assets in municipal bonds whose issuers are located in Guam, the Virgin Islands, and Puerto Rico.

WISCONSIN RISK FACTORS. The following information is derived from public information, including from the state of Wisconsin, as of the date of this SAI. The Advisor has not independently verified the accuracy of this information and will not update the information during the year.

The Fund may invest 25% or more of its net assets in municipal obligations whose issuers or projects are located in Wisconsin. The credit quality and credit risk of any issuer's debt depend to a large extent on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually low when (1) the economy is strong, growing, and diversified, (2) the issuer's financial situation is sound, and (3) the issuer's level of debt is reasonable given its financial status.


While Wisconsin's economy is fairly diverse, which serves to limit the credit risk of its securities, Wisconsin, like many other states, is currently experiencing a significant budget deficit. Measures to reduce the deficit are likely to include general purpose revenue spending cuts, such as reduction in state operations and reduced financial aid to local government and individuals. As a result of Wisconsin's weakened financial condition in recent years rating agencies such as Moody's Investors Service and Fitch Ratings downgraded Wisconsin's bond rating , which results in higher interest rates payable with respect to Wisconsin bonds.


Wisconsin's economy is concentrated primarily in the manufacturing, dairy products, livestock and paper products industries due to the state's supply of resources in these areas. Because the Fund invests in only a limited category of municipal obligations, concentration of issuers of these obligations will most likely occur in these industries as well.


Wisconsin's total revenue is received from several sources including: various taxes levied by the state; fees, permits, licenses, and service charges paid by users of services, facilities, and privileges provided by the state; investment income; and donations and contributions. For the fiscal year 2003-2004, the Wisconsin state government received revenues totaling $25.2 billion from all sources, including federal and nontax revenue. Its expenditures totaled $26.2 billion.


Wisconsin has the ability to either increase or reduce appropriations from taxes in relation to the levels established in its budget. The Constitution of the State of Wisconsin requires that the annual tax be sufficient to pay the estimated expenses of the state for each year. When the expenses of any year exceed the income, the Legislature must impose a tax for the ensuing year that, combined with other sources of income, will pay the deficiency as well as the estimated expenses for the ensuing year. However, spending of additional appropriations historically has been accompanied by a reduction of disbursements, an increase in revenues, or both.

Wisconsin has experienced, and is currently experiencing, a negative cash position in its general fund. To address this situation, the Secretary of Administration may reallocate up to 5% of the general purpose revenue appropriations that are currently in effect. Payments in this form must follow this preference: (i) payments of principal on Wisconsin general obligation debt must have first priority, and may not be prorated or reduced; (ii) payments of principal and interest on operating notes have second priority and may not be prorated or reduced; (iii) payment of Wisconsin employee payrolls have third priority; and (iv) all remaining payments shall be paid according to the priority established by the Secretary of Administration.

Possible federal budget cuts could also affect Wisconsin's economy. Future reductions in federal aid would have a more direct impact on individuals, local governments and service providers than on the state. The possible impact of such a proposal on the state would likely come in the form of the state being asked to increase the support of the affected parties.

SHORT-HOLD TRADING STRATEGY

The Fund may have the opportunity to participate in the primary market for new issues offered by issuers and/or underwriters at prices the Fund's manager(s) deem(s) favorable, based on factors such as the supply of bonds in the marketplace and economic conditions. In these situations, the Fund may decide to purchase these new security issues at the negotiated opening price, and shortly thereafter offer to sell all or a part of the Fund's purchased allocation to third-party interested purchasers at a higher price, depending on market conditions. These short-term trades are only done when the Fund's manager(s) believe(s) it is in the best interests of the Fund (e.g., realization of capital appreciation). Because the Fund is "at risk" for the purchased amount of these new issues, it is possible for the Fund to experience losses on these trades.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
SHORT SALES

The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.


THE FOLLOWING SECTION APPLIES TO EACH FUND EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, INTERMEDIATE MUNICIPAL BOND, MINNESOTA TAX-FREE, MUNICIPAL BOND, MUNICIPAL MONEY MARKET, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND, TAX-FREE MONEY, ULTRA SHORT-TERM MUNICIPAL INCOME, AND WISCONSIN TAX-FREE FUNDS.

SOVEREIGN DEBT

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected, by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds, if any, in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank, and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

STANDBY COMMITMENTS

In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.

THE FOLLOWING SECTION APPLIES TO THE FLORIDA MUNICIPAL MONEY MARKET, INTERMEDIATE MUNICIPAL BOND, MINNESOTA TAX-FREE, MUNICIPAL BOND, MUNICIPAL MONEY MARKET, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND FUND, TAX-FREE MONEY, ULTRA SHORT-TERM MUNICIPAL INCOME, AND WISCONSIN TAX-FREE FUNDS ONLY.
TAXABLE SECURITIES

The Fund may invest up to 20% of its net assets in taxable investments (of comparable quality to their respective tax-free investments), which would produce interest not exempt from federal income tax, including among others: (1) obligations issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies, or instrumentalities; (2) obligations of financial institutions, including banks, savings and loan institutions, insurance companies and mortgage banks, such as certificates of deposit, bankers' acceptances, and time deposits; (3) corporate obligations, including preferred stock and commercial paper, with equivalent credit quality to the municipal securities in which the Fund may invest; (4) investments in derivatives; and (5) repurchase agreements with respect to any of the foregoing instruments. For example, the Fund may invest in such taxable investments pending the investment or reinvestment of such assets in municipal securities, in order to avoid the necessity of liquidating portfolio securities to satisfy redemptions or pay expenses, or when such action is deemed to be in the interest of the Fund's shareholders. In addition, each Fund except the Tax-Free Money, Minnesota Tax-Free, and Wisconsin Tax-Free Funds, may invest up to 100% of its assets in private activity bonds, the interest on which is a tax-preference item for taxpayers subject to the federal alternative minimum tax.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
TEMPORARY DEFENSIVE POSITION

The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities, including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments, as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the Advisor had not adopted a temporary defensive position. In this case, the Fund may not achieve one or more of its investment objectives. Please note, the Intermediate Municipal Bond, Minnesota Tax-Free, Municipal Bond, Short-Term High Yield Municipal, Short-Term Municipal Bond, Ultra Short-Term Municipal Income, and Wisconsin Tax-Free Funds do not invest in securities issued by foreign governments.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are issued by the U.S. Government or its agencies or instrumentalities, including:

o    U.S. Treasury obligations, such as Treasury bills, notes, and bonds;
o The Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
o The Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
o The Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and
o The Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although the U.S. Government provides various types of financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. Government securities are guaranteed or backed by the full faith and credit of the U.S. Government. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate.

VARIABLE- OR FLOATING-RATE SECURITIES

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, LIBOR (London Inter Bank Offer Rate), the 90-day U.S. Treasury bill rate, the rate of return on bank certificates of deposit, or some other objective measure.

Variable- or floating-rate securities frequently include a put or demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the put or demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument that may be sold or put to the issuer or a third party prior to its stated maturity, the Fund may consider that instrument's maturity to be shorter than its stated maturity.


Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate or LIBOR, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded and may be illiquid. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on a periodic basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio and any providers of credit enhancements.


The Fund will not invest more than 15% of its net assets (10% for money market funds) in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days' notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining the Fund's average effective portfolio maturity, the Fund (except money market Funds) will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes. Money market Funds will determine the maturity of floating- and variable-rate securities in accordance with Rule 2a-7 under the Investment Company Act of 1940.

THE  FOLLOWING  SECTION  APPLIES  TO  THE  CORPORATE  BOND,   CORPORATE  INCOME,
GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, SHORT-TERM INCOME, AND ULTRA SHORT-TERM INCOME FUNDS ONLY.
WARRANTS

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of debt securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.



WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may purchase securities on a when-issued or delayed-delivery basis and such transactions represent a type of forward commitment by the Fund. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the underlying debt obligations accrues to the Fund. These types of forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.

To the extent required by the SEC, the Fund will maintain cash and liquid assets equal in value to the aggregate outstanding forward commitments for when-issued and delayed-delivery securities marked to market daily. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Another type of forward commitment is for certain future pass-through, residential mortgage-backed pools which forward commitments are traded in the "to-be-announced" market (TBAs). TBAs are the Fund's commitment to purchase one or more standardized, residential mortgage pools which will be placed in a pass-through mortgage-backed security issued by Fannie Mae, Freddie Mac, or Ginnie Mae in the future. The residential mortgages in these pools all have common underwriting characteristics: they are residential mortgages with 15 to 30 year maturities, generally at a fixed rate, with monthly payments and no prepayment penalties, and must be under a certain prescribed dollar limit. TBA settlement terms are commonly 90 days, but may extend to 180 days. TBAs are sold by mortgage originators during the process of originating residential mortgages and are a primary source of the funds needed by these mortgage loan originators. Certain key terms are specified at the time the TBA is purchased (mortgage type, mortgage issuer, required rate, dollar amount to be purchased, price and settlement date), but the exact identity and number of the mortgage pools to be covered by the TBA is only determined 48 hours before the settlement date. The Fund may hold and trade TBAs, and TBAs are included in the Fund's NAV. TBAs are actively traded and the TBA market is very liquid. The price of most TBAs are ascertainable by market quotations. However, TBAs are still subject to the same risks as other forward commitments, and subject to the same leverage requirements as other forward commitments.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE INFORMATION REGARDING PAY-IN-KIND SECURITIES DOES NOT APPLY TO THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES


The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order for the Fund to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income to its shareholders. Consequently, the Fund may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these IRC distribution requirements.

                         DIRECTORS/TRUSTEES AND OFFICERS

The Board of Directors/Trustees (collectively "Board" and individually, "Director") of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years and other information are shown below. Each officer and Director holds the same position with the 26 registered open-end management investment companies consisting of 69 mutual funds ("Strong Family of Funds"). Each Director will hold office until the next annual meeting of shareholders at which his successor is elected, until there is a decrease in the number of Directors that takes effect after the expiration of his term, or until his death, resignation, or removal. Officers are elected by the Board annually or as otherwise required.


All of the Directors who are not Directors, officers, or employees of the Advisor, or any affiliated company of the Advisor ("disinterested directors") have also formed an Independent Directors Committee, an Audit Committee, an
Equity Funds Committee, a Fixed-Income Committee, and a Money Market Funds Committee (collectively, "Independent Committees"). These Independent Committees were established to meet from time to time to consider and vote on any matters and take any action allowed under the Fund's By-laws and Articles of
Incorporation, the Wisconsin Business Corporation Law, the Delaware Business Trust Act, and any other applicable law. Pursuant to its charter, the Audit Committee assists the Board in fulfilling its oversight responsibilities for the quality and integrity of the accounting, auditing, and reporting practices of the Funds and in complying with applicable laws regarding these issues; recommends to the Board the selection, retention, or termination of the independent auditor employed by the Funds for the purpose of preparing or issuing an audit report or related work; is responsible for compensation and oversight of the work of the Funds' independent auditor, including resolution of disagreements between Fund management and the auditor regarding financial reporting; and preapproves, or establishes preapproval policies and procedures concerning, certain audit and non-audit services provided to the Funds and certain non-audit services provided to the Advisor and its affiliates. Pursuant to their Charter, the Equity Funds, Fixed-Income, and Money Market Funds Committees oversee all activity relating to the investment management of Fund portfolios within each Committee's designated area of asset management responsibility to ensure that investments are being managed in a manner consistent with the stated policies and objectives of the Funds within each asset management discipline and applicable law. The Independent Directors Committee held four meetings and the Audit Committee held four meetings during each Fund's last fiscal year. The Equity Funds, Fixed-Income, and Money Market Funds Committees are new and had no meetings during the last fiscal year.


                                             DATE FIRST
                               POSITIONS     ELECTED OR
      NAME, ADDRESS,             HELD        APPOINTED         PRINCIPAL OCCUPATIONS DURING
          AND AGE             WITH FUNDS     TO OFFICE                 PAST 5 YEARS                 CERTAIN OTHER DIRECTORSHIPS HELD
---------------------------- -------------- ------------- --------------------------------------- ----------------------------------

Willie D. Davis              Director           July      President and Chief Executive  Officer  Director of Wisconsin Energy
161 North La Brea                               1994      of All Pro  Broadcasting,  Inc.  since  Corporation (formerly WICOR, Inc.)
Inglewood, CA  90301                                      1977.                                   (a utility company) since 1990,
Age 70                                                                                            Metro-Goldwyn-Mayer, Inc. (an
                                                                                                  entertainment company) since
                                                                                                  1998, Checker's Drive-In
                                                                                                  Restaurants, Inc. (formerly
                                                                                                  Rally's Hamburgers, Inc.) since
                                                                                                  1994, Johnson Controls, Inc. (an
                                                                                                  automotive systems and facility
                                                                                                  management company) since 1992,
                                                                                                  MGM Mirage (formerly MGM Grand,
                                                                                                  Inc.) (an entertainment/hotel
                                                                                                  company) since 1990, Dow Chemical
                                                                                                  Company since 1988, Sara Lee
                                                                                                  Corporation (a food/consumer
                                                                                                  products company) since 1983,
                                                                                                  Alliance Bank since 1980, Manpower
                                                                                                  Inc. (a world-wide provider of
                                                                                                  staffing services) since 2001,
                                                                                                  Bassett Furniture Industries, Inc.
                                                                                                  from 1997 to December 2004, and
                                                                                                  Kmart Corporation (a discount
                                                                                                  consumer products company) from
                                                                                                  1985 to 2003, and Trustee of the
                                                                                                  University of Chicago since 1980
                                                                                                  and Marquette University since
                                                                                                  1988.

Stanley Kritzik              Director           January   Partner of Metropolitan Associates (a   Director of Wisconsin Health
P.O. Box 2936                                   1995      real estate firm) since 1962.           Information Network from November
Milwaukee, WI  53201                                                                              1997 to September 2004, Health
Age 75                       Chairman of        July                                              Network Ventures, Inc. from 1992
                             the Audit          2000                                              to April 2000; Member of the Board
                             Committee                                                            of Governors of Snowmass Village
                                                                                                  Resort Association from October
                                                                                                  1999 until October 2002, and
                                                                                                  Director of Aurora Health Care
                                                                                                  from September 1987 to September
                                                                                                  2002.

William F. Vogt              Director         January     President of Vogt Holdings, LLC since                   None
P.O. Box 7657                                   1995      July 2004; Senior Vice President of
Avon, CO  81620                                           IDX Systems Corporation (a management
Age 57                       Chairman         January     consulting firm)  from June 2001 to
                             of the             1995      June 2004; President of Vogt
                             Independent                  Management Consulting, Inc. from July
                             Directors                    1990 to June 2001; former Fellow of
                             Committee                    the American College of Medical
                                                          Practice Executives.

Neal Malicky                 Director         December    President Emeritus of Baldwin-Wallace   Trustee of Southwest Community
4608 Turnberry Drive                            1999      College since July 2000; Chancellor     Health Systems, Cleveland
Lawrence, KS  66047                                       of Baldwin-Wallace College from July    Scholarship Program, and The
Age 70                                                    1999 to June 2000; President of         National Conference for Community
                                                          Baldwin-Wallace College from July       and Justice until 2001; President
                                                          1981 to June 1999.                      of the National Association of
                                                                                                  Schools and Colleges of the United
                                                                                                  Methodist Church, Chairperson of
                                                                                                  the Association of Independent
                                                                                                  Colleges and Universities of Ohio,
                                                                                                  and Secretary of the National
                                                                                                  Association of Independent
                                                                                                  Colleges and Universities until
                                                                                                  2001.


Gordon B. Greer              Director          March      Of Counsel for Bingham McCutchen LLP                    None
P.O. Box 2936                                   2002      (a law firm previously known as
Milwaukee, WI  53201                                      Bingham Dana LLP) from 1997 to
Age 73                                                    February 2002.

                                                          From 1967 to 1997, Mr. Greer served
                                                          as a Partner of Bingham McCutchen.
                                                          On  behalf of Bingham McCutchen,
                                                          Mr. Greer provided representation to
                                                          the disinterested directors of the
                                                          Strong Funds from 1991 to February
                                                          2002.  Bingham McCutchen has provided
                                                          representation  to the Independent
                                                          Directors of the Strong Funds since 1991.
OFFICERS

Ane K. Ohm                   Anti-Money       November    Anti-Money Laundering Compliance                        None
P.O. Box 2936                Laundering         2002      Officer of Strong Financial
Milwaukee, WI  53201         Compliance                   Corporation since February 2003;
Age 35                       Officer                      Assistant Executive Vice President of

                                                          Strong Financial Corporation since
                                                          November 2003; Assistant Executive
                                                          Vice President of Strong Capital
                                                          Management, Inc. since December 2001;
                                                          Director of Mutual Fund Administration
                                                          of Strong Investor Services, Inc.,
                                                          since April 2001; Vice President of
                                                          Strong Investor Services, Inc. since
                                                          December 2001; and Marketing Services
                                                          Manager of Strong Investments, Inc.,
                                                          from November 1998 to April 2001.


R. Michael Parker            Chief          August 2004   Senior Compliance Examiner with the                     None
P.O. Box 2936                Compliance                   United States Securities and Exchange
Milwaukee, WI 53201          Officer                      Commission from April 1970 to April
Age 59                                                    2004.



Phillip O. Peterson          Independent      January     Mutual fund industry consultant from    Director of The Hartford Group of
11155 Kane Trail             President         2004       August 1999 until December 2003;        Mutual Funds (71 funds) since
Northfield, MN  55057                                     Partner KPMG LLP from 1981 until        2002; Director of the Fortis
Age 60                                                    July 1999.                              Mutual Fund Group (38 funds)from
                                                                                                 2000 until 2002.



Dana J. Russart              Vice            January      Assistant Treasurer and Secretary of                    None
P.O. Box 2936                President         2005       Strong Financial Corporation since
Milwaukee, WI  53201                                      January 2005, Vice President of
Age 46                                                    Corporate Finance of Strong Financial
                                                          Corporation since December 2002;
                                                          Secretary of Strong Investor
                                                          Services, Inc. since December 2004;
                                                          President of Strong Investments, Inc.
                                                          since January 2005; Vice President of
                                                          Strong Investments, Inc. from
                                                          December 1998 to January 2005;
                                                          Director of Retail Marketing of
                                                          Strong Financial Corporation from May
                                                          1997 to December 2002.

John W. Widmer               Treasurer         April      President of Strong Capital                            None
P.O. Box 2936                                   1999      Management, Inc. since January 2005;
Milwaukee,  WI 53201                                      Treasurer of Strong Capital
Age 40                       Secretary       November     Management,  Inc.  from April 1999 to
                                               2004       January 2005; President of Strong
                                                          Financial Corporation since January
                                                          2005; Assistant Treasurer of Strong
                                                          Financial Corporation from December
                                                          2001 to January 2005; Assistant
                                                          Secretary of Strong Financial
                                                          Corporation from December 2001 to
                                                          January 2003;  President of Strong
                                                          Service Corporation since January
                                                          2005; Treasurer of Strong Service
                                                          Corporation from April 1999 to
                                                          January 2005; President of Strong
                                                          Investor Services, Inc. since January
                                                          2005; Treasurer and Assistant
                                                          Secretary of Strong Investor
                                                          Services, Inc.  from July 2001 to
                                                          January 2005; and Manager of the
                                                          Financial Management and Sales
                                                          Reporting Systems department of the
                                                          Advisor from May 1997 to April 1999.

The following table sets forth the dollar range of equity securities of each Fund beneficially owned as of December 31, 2004, by the Directors in each Fund and on an aggregate basis in the Strong Family of Funds using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

                          Directors' Fund Ownership(1)
                             As of December 31, 2004


                                                 Willie D.      Gordon B.      Stanley         Neal        William F.
FUND                                               Davis          Greer        Kritzik        Malicky         Vogt
---------------------------------------------- -------------- --------------- ------------ -------------- ------------

Corporate Bond Fund                              none           none           $1-$10,000     none          none
Corporate Income Fund                            none           none           none           $1-$10,000    none
Florida Municipal Money Market Fund              none           none           none           none          none
Government Securities Fund                       none           none           $1-$10,000     $10,001-      none
                                                                                              $50,000
Heritage Money Fund                              $1-$10,000     $50,001-       $50,001-       $10,001-      Over
                                                                $100,000       $100,000       $50,000       $100,000
High-Yield Bond Fund                             none           none           $10,001-       none          none
                                                                               $50,000
Intermediate Municipal Bond Fund                 Over           none           none           none          none
                                                 $100,000
Minnesota Tax-Free Fund                          none           none           none           none          none
Money Market Fund                                none           none           none           none          $1-$10,000
Municipal Bond Fund                              none           none           $10,001-       none          none
                                                                               $50,000
Municipal Money Market Fund                      none           none           none           $10,001-      none
                                                                                              $50,000
Short-Term Bond Fund                             none           none           $1-$10,000     none          none
Short-Term High-Yield Bond Fund                  none           none           $1-$10,000     none          none
Short-Term High Yield Municipal Fund             none           none           none           none          none
Short-Term Income Fund                           none           none           none           none          none
Short-Term Municipal Bond Fund                   Over           none           $1-$10,000     none          none
                                               $100,000
Tax-Free Money Fund                              none           none           $10,001-       $10,001-      none
                                                                               $50,000        $50,000
Ultra Short-Term Income Fund                     none           none            Over          none          none
                                                                               $100,000
Ultra Short-Term Municipal Income Fund           Over           none           none           $10,001-      none
                                               $100,000                                       $50,000
Wisconsin Tax-Free Fund                          none           none           none           none          none
Strong Family of Funds(3)                        Over           Over           Over           Over          Over
                                               $100,000        $100,000       $100,000       $100,000     $100,000 $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
(2) As of December 31, 2004, the Strong Family of Funds included 26 registered open-end management investment companies consisting of 70 mutual funds.

The following table sets forth aggregate compensation paid to the Directors and the Independent President by each Fund for the fiscal year ended October 31, 2004, and by the Strong Funds for their most recently completed fiscal periods.

                          Aggregate Compensation Table
                  for the Fiscal Year Ended October 31, 2004(1)

                                                                                                                 INDEPENDENT
                                                                      DIRECTORS                                    OFFICER
------------------------------------------------------------------------------------------------------------------------------------
                                          Willie D.       Gordon B.      Stanley          Neal        William F.     Phillip O.
Fund                                        Davis           Greer       Kritzik(2)       Malicky       Vogt(3)        Peterson
------------------------------------------------------------------------------------------------------------------------------------

Corporate Bond Fund                          3,464.43      3,464.43       3,690.96      3,464.43      4,312.74        6,373.21
Corporate Income Fund                          288.74        288.74         296.65        288.74        317.39          287.98
Florida Municipal Money  Fund                  270.07        270.07         276.31        270.07        292.68          219.39
Government Securities Fund                  11,567.61     11,567.61      12,357.13     11,567.61     14,502.92       17,317.68
Heritage Money Fund                          6,320.39      6,320.39       6,774.26      2,555.82      3,186.67        8,227.30
High-Yield Bond Fund                         2,555.82      2,555.82       2,724.80      2,555.82      3,186.67        4,396.71
Intermediate Municipal Bond Fund               349.22        349.22         362.52        349.22        397.38          431.07
Minnesota Tax-Free  Fund                       213.37        213.37         214.56        213.37        217.69           54.43
Money Market Fund                            8,316.37      8,316.37       8,877.28      8,316.37     10,407.72       13,396.27
Municipal Bond Fund                          1,114.92      1,114.92       1,187.64      1,114.92      1,387.41        2,067.36
Municipal Money Market Fund                  8,091.51      8,091.51       8,651.47      8,091.51     10,167.89       11,269.03
Short-Term Bond Fund                         4,175.48      4,175.48       4,452.77      4,175.48      5,211.24        7,135.01
Short-Term High-Yield Bond Fund              1,519.54      1,519.54       1,618.48      1,519.54      1,889.64        2,660.67
Short-Term High Yield Municipal Fund           783.17        783.17         831.78        783.17        966.60        1,717.65
Short-Term Income Fund                         367.34        367.34         382.25        367.34        421.35          600.67
Short-Term Municipal Bond Fund               3,088.53      3,088.53       3,290.83      3,088.53      3,846.26        5,539.74
Tax-Free Money Fund                          5,566.83      5,566.83       5,909.73      5,566.83      6,867.51       12,442.24
Ultra Short-Term Income Fund                11,576.23     11,576.23       12,353.1      11,576.2     14,473.14       18,318.85
Ultra Short-Term Municipal Income Fund       9,331.54      9,331.54       9,950.07      9,331.54     11,637.40       15,423.79
Wisconsin Tax-Free Fund                        446.76        446.76         468.75        446.76        526.40          595.85
Strong Family of Funds(4)                  147,518.38    147,518.38     153,485.00    147,518.38    173,918.67      135,424.42


(1) Aggregate compensation includes compensation for service by the disinterested directors on the Board, Independent Directors Committee, and Audit Committee. Each disinterested director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings.
(2) Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Audit Committee.
(3) Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Independent Directors Committee.

(4) As of October 31, 2004, the Strong Family of Funds included 27 registered open-end management investment companies consisting of 70 mutual funds. The aggregate compensation includes the amount paid by the Strong Family of Funds during each Fund's most recently completed fiscal period. The Funds do not have any retirement or pension plans.


Unless otherwise noted below, as of January 31, 2005, the current officers and Directors of the Fund in the aggregate beneficially owned less than 1% of any class of the Fund's then outstanding shares.

     FUND                          CLASS - SHARES               PERCENT
---------------------------- ---------------------------- ----------------------

None.

                             PRINCIPAL SHAREHOLDERS

Unless otherwise noted below, as of January 31, 2005, no persons owned of record or are known to own of record or beneficially more than 5% of any class of the Fund's then outstanding shares.

                                                                                                              PERCENT OF
              NAME AND ADDRESS                    FUND - CLASS - SHARES                                          CLASS
---------------------------------------------- ------------------------------------------------------------- ------------

Charles Schwab & Co., Inc.                      Corporate Bond - Investor - 6,994,655                          20.77%
101 Montgomery St.
San Francisco, CA 94104

Wells Fargo Funds Management LLC                Corporate Bond - Investor - 1,822,635                           5.41%
FBO Strong Advisor Program
525 Market St.
San Francisco, CA 94105

Charles Schwab & Co., Inc.                      Corporate Bond - Advisor - 1,340,155                           76.68%
101 Montgomery St.
San Francisco, CA 94104

Orchard Trust Company                           Corporate Bond - Advisor - 127,145                              7.27%
c/o Great West Life & Annuity Insurance
Company
8515 E. Orchard Rd. #2T2
Greenwood Villa, CO 80111

75% Equity Portfolio                            Corporate Bond - Institutional - 1,550,788                     22.20%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

50% Equity Portfolio                            Corporate Bond - Institutional - 1,324,623                     18.96%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

90% Equity Portfolio                            Corporate Bond - Institutional - 1,033,933                     14.80%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

60% Equity Portfolio                            Corporate Bond - Institutional - 830,189                       11.88%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

35% Equity Portfolio                            Corporate Bond - Institutional - 776,064                       11.11%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

20% Equity Portfolio                            Corporate Bond - Institutional - 673,203                        9.64%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

National Financial Services Corporation         Corporate Bond - Institutional - 656,937                        9.40%
One World Financial Center
200 Liberty St.
New York, NY 10281

Wells Fargo Funds Management LLC                Corporate Income - Investor - 1,766,028                        77.27%
FBO Strong Advisor Program
525 Market St.
San Francisco, CA 94105

US Clearing Corporation                         Florida Municipal Money Market - Investor - 12,101,216         35.27%
A Division of Fleet Securities Inc.
26 Broadway
New York NY 10004

Donald L. Gualdoni Trustee                      Florida Municipal Money Market - Investor - 1,944,563           5.67%
Joseph A. Gualdoni Florida Intangible Tax
Trust U/A DTD 11/26/99
7117 Pelican Bay Blvd., Apt. 301
Naples, FL 34108

Charles Schwab & Co., Inc.                      Government Securities - Advisor - 4,803,903                    71.00%
101 Montgomery St.
San Francisco, CA 94104

Investors Bank & Trust Co., Trustee             Government Securities - Advisor - 4769,287                     11.37%
FBO Various Retirement Plans
4 Manhattanville Rd.
Purchase, NY 10577

Balanced Portfolio                              Government Securities - Institutional - 2,144,696              26.01%
Edvest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

50% Equity Portfolio                            Government Securities - Institutional - 1,313,567              15.93%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

60% Equity Portfolio                            Government Securities - Institutional - 823,272                 9.98%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

35% Equity Portfolio                            Government Securities - Institutional - 769,582                 9.33%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

75% Equity Portfolio                            Government Securities - Institutional - 768,915                 9.32%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

20% Equity Portfolio                            Government Securities - Institutional - 667,552                 8.09%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

American Enterprise Investment Services         Government Securities - Class C - 16,943                        6.94%
FBO Customer Account
P.O. Box 9446
Minneapolis, MN 55440

Merrill Lynch Pierce Fenner & Smith, Inc.       Government Securities - Class C - 14,258                        5.84%
4800 Deer Lake Dr. East, Floor 3
Jacksonville, FL 32246

US Clearing Corporation                         Heritage Money - Investor - 95,829,868                         22.55%
A Division of Fleet Securities Inc.
26 Broadway
New York NY 10004

RIH Segregated                                  Heritage Money - Advisor - 50,022                              38.34%
100 Plaza One
Jersey City, NJ 07311

Raymond James & Associates, Inc.                Heritage Money - Advisor - 40,488                              31.03%
FBO Quackenbush IRA
880 Carillon Pkwy, Floor 3
St. Petersburg, FL 55112

Raymond James & Associates, Inc.                Heritage Money - Advisor - 26,068                              19.98%
FBO BDQ Family LI
880 Carillon Pkwy, Floor 3
St. Petersburg, FL 55112

Raymond James & Associates, Inc.                Heritage Money - Advisor - 11,305                               8.67%
FBO Quackenbush Rev
880 Carillon Pkwy, Floor 3
St. Petersburg, FL 55112

US Clearing Corporation                         Heritage Money - Institutional - 9,515,491                      8.64%
A Division of Fleet Securities Inc.
26 Broadway
New York NY 10004

Bear Stearns Securities Corp                    Heritage Money - Institutional - 8,999,999                      8.17%
FBO Customer Account
1 Metrotech Center North
Brooklyn, NY 11201

Richard T. Weiss                                Heritage Money - Institutional - 8,934,582                      8.11%
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Investments, Inc.                        Heritage Money - Institutional - 6,278,719                      5.70%
100 Heritage Reserve
Menomonee Falls, WI 53051

Stable Value Portfolio                          Heritage Money - Institutional - 5,700,000                      5.18%
Edvest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Financial Corporation                    Heritage Money - Institutional - 5,631,436                      5.11%
100 Heritage Reserve
Menomonee Falls, WI 53051

Charles Schwab & Co., Inc.                      High-Yield Bond - Investor - 8,467,831                         23.67%
101 Montgomery St.
San Francisco, CA 94104

National Investor Services                      High-Yield Bond - Investor - 1,797,596                          5.03%
FBO Customer Account
55 Water Street, 32nd Floor
New York, NY 10041

Charles Schwab & Co., Inc.                      High-Yield Bond - Advisor - 2,673,504                          95.52%
101 Montgomery St.
San Francisco, CA 94104

McAllen Fireman's Pension & Relief Fund         High-Yield Bond - Advisor - 342,088                            86.31%
P.O. Box 220
McAllen, TX 78505

Charles Schwab & Co., Inc.                      Intermediate Municipal Bond - Investor - 1,666,019             30.53%
101 Montgomery St.
San Francisco, CA 94104

Wells Fargo Funds Management LLC                Intermediate Municipal Bond - Investor - 743,036               13.62%
FBO Strong Advisor Program
525 Market St.
San Francisco, CA 94105

Skywest, Inc.                                   Intermediate Municipal Bond - Investor - 396,659                7.27%
444 S. River Rd.
St. George, UT 84790

ADP Clearing & Outsourcing                      Intermediate Municipal Bond - Investor - 283,042                5.19%
FBO Customer Account
26 Broadway
New York, NY 10004

ADP Clearing & Outsourcing                      Minnesota Tax-Free - Investor - 123,244                        29.70%
FBO Customer Account
26 Broadway
New York, NY 10004

Kenneth D. Allen & Susan B. Allen               Minnesota Tax-Free - Investor - 31,980                          7.71%
23040 Stratford Pl.
Excelsior, MN 55331

Wells Fargo Investments. LLC                    Minnesota Tax-Free - Class C - 8,529                           20.67%
FBO Customer Account
608 Second Avenue, South 8th Floor
Minneapolis, MN 55402

ADP Clearing and Outsourcing                    Minnesota Tax-Free - Class C - 3,566                            8.64%
FBO Customer Account
26 Broadway
New York, NY 10004

American Enterprise Investment Services         Minnesota Tax-Free - Class C - 3,565                            8.64%
FBO Customer Account
P.O. Box 9446
Minneapolis, MN 55440

ADP Clearing and Outsourcing                    Minnesota Tax-Free - Class C - 3,300                            8.00%
FBO Customer Account
26 Broadway
New York, NY 10004

Wells Fargo Investments. LLC                    Minnesota Tax-Free - Class C - 3,092                            7.49%
FBO Customer Account
608 Second Avenue, South 8th Floor
Minneapolis, MN 55402

ADP Clearing and Outsourcing                    Minnesota Tax-Free - Class C - 2,806                            6.80%
FBO Customer Account
26 Broadway
New York, NY 10004

American Enterprise Investment Services         Minnesota Tax-Free - Class C - 2,210                            5.36%
FBO Customer Account
P.O. Box 9446
Minneapolis, MN 55440

ADP Clearing and Outsourcing                    Minnesota Tax-Free - Class C - 2,154                            5.22%
FBO Customer Account
26 Broadway
New York, NY 10004

US Clearing Corporation                         Money Market - Investor - 188,759,843                          18.80%
A Division of Fleet Securities Inc.
26 Broadway
New York NY 10004

Charles Schwab & Co., Inc.                      Municipal Bond - Investor - 1,458,177                           7.26%
101 Montgomery St.
San Francisco, CA 94104

Northwestern University Trustee                 Municipal Bond - Investor - 1,035,049                           5.15%
George William Tarry Trust
U/A DTD 06/07/76 AMD 09/23/92
1800 Sherman Avenue, Suite 400
Evanston, IL 60201

Southwest Bank of Texas NA                      Municipal Money Market - Investor - 63,933,944                  7.67%
P.O. Box 27459
Houston, TX 77227

US Clearing Corporation                         Municipal Money Market - Investor - 51,637,682                  6.20%
A Division of Fleet Securities Inc.
26 Broadway
New York NY 10004

Charles Schwab & Co., Inc.                      Short-Term Bond - Investor - 9,063,331                         16.28%
101 Montgomery St.
San Francisco, CA 94104

Charles Schwab & Co., Inc.                      Short-Term Bond - Advisor - 930,664                            87.63%
101 Montgomery St.
San Francisco, CA 94104

20% Equity Portfolio                            Short-Term Bond - Institutional - 822,608                      13.99%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

50% Equity Portfolio                            Short-Term Bond - Institutional - 809,316                      13.76%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

35% Equity Portfolio                            Short-Term Bond - Institutional - 632,213                      10.75%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Balanced Portfolio                              Short-Term Bond - Institutional - 528,522                       8.99%
Edvest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

60% Equity Portfolio                            Short-Term Bond - Institutional - 507,242                       8.63%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Muhlenberg College                              Short-Term Bond - Institutional - 464,060                       7.89%
2400 W. Chew St.
Allentown, PA 18104

Bond Portfolio                                  Short-Term Bond - Institutional - 392,788                       6.68%
Edvest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Co-Bank Company                                 Short-Term Bond - Institutional - 301,796                       5.13%
c/o County National Bank
P.O Box 42
Clearfield, PA 16830

Charles Schwab & Co., Inc.                      Short-Term High Yield Bond - Investor - 4,603,598              26.06%
101 Montgomery St.
San Francisco, CA 94104

Wells Fargo Funds Management LLC                Short-Term High Yield Bond - Investor - 3,010,716              17.04%
FBO Strong Advisor Program
525 Market St.
San Francisco, CA 94105

Charles Schwab & Co., Inc.                      Short-Term High Yield Bond - Advisor - 5,074,276               82.67%
101 Montgomery St.
San Francisco, CA 94104

Trucojo                                         Short-Term High Yield Bond - Advisor - 930,172                 15.15%
4305 Frederick Blvd
P.O. Box 846
St. Joseph, MO 64502

Dean V. White                                   Short-Term High Yield Municipal - Investor - 4,434,467         30.00%
1000 E. 80th Pl, Suite 700N
Merrillville, IN 46410

Charles Schwab & Co., Inc.                      Short-Term High Yield Municipal - Investor - 1,944,793         13.16%
101 Montgomery St.
San Francisco, CA 94104

Skywest, Inc.                                   Short-Term High Yield Municipal - Investor - 1,053,389          7.13%
444 S. River Rd.
St. George, UT 84790

Wells Fargo Funds Management LLC                Short-Term Income - Investor - 5,502,834                       88.20%
FBO Strong Advisor Program
525 Market St.
San Francisco, CA 94105

Charles Schwab & Co., Inc.                      Short-Term Municipal Bond - Investor - 10,274,937              19.94%
101 Montgomery St.
San Francisco, CA 94104

Merrill Lynch Pierce Fenner & Smith, Inc.       Short-Term Municipal Bond - Investor - 2,584,256                5.02%
4800 Deer Lake Dr., E  Floor 3
Jacksonville, FL 32246

Merrill Lynch Pierce Fenner & Smith, Inc.       Short-Term Municipal Bond - Class C - 581,618                  74.18%
4800 Deer Lake Dr., E  Floor 3
Jacksonville, FL 32246

Raymond James & Associates, Inc.                Short-Term Municipal Bond - Class C - 102,354                  13.05%
FBO Holmes TJ
880 Carillon Pkwy, Floor 3
St. Petersburg, FL 55112

US Clearing Corporation                         Tax-Free Money - Investor - 152,250,774                        14.61%
A Division of Fleet Securities Inc.
26 Broadway
New York NY 10004

Edwin J. Clark                                  Tax-Free Money - Investor - 52,802,600                          5.07%
222 Lady Ln.
Michigan City, IN 46360

Charles Schwab & Co., Inc.                      Ultra Short-Term Income - Investor - 20,527,104                16.78%
101 Montgomery St.
San Francisco, CA 94104

Charles Schwab & Co., Inc.                      Ultra Short-Term Income - Advisor - 7,220,860                  88.74%
101 Montgomery St.
San Francisco, CA 94104

Charles Schwab & Co., Inc.                      Ultra Short-Term Income - Institutional - 943,223              15.62%
101 Montgomery St.
San Francisco, CA 94104

50% Equity Portfolio                            Ultra Short-Term Income - Institutional - 769,653              12.75%
Tomorrow's Scholar College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

National Investor Service                       Ultra Short-Term Income - Institutional -685,539               11.35%
FBO Customer Account
55 Water St., 32nd Floor
New York, NY 10041

Balanced Portfolio                              Ultra Short-Term Income - Institutional -502,572                8.32%
Edvest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Canal Securities Company                        Ultra Short-Term Income - Institutional -326,738                5.41%
P.O. Box 1522
Elmira, NY 14902

Charles Schwab & Co., Inc.                      Ultra Short-Term Municipal Income - Investor - 15,819,546      10.75%
101 Montgomery St.
San Francisco, CA 94104

Charles Schwab & Co., Inc.                      Ultra Short-Term Municipal Income - Advisor - 5,605,211        87.28%
101 Montgomery St.
San Francisco, CA 94104

Drake & Co.                                     Ultra Short-Term Municipal Income - Institutional -            16.60%
FBO John Malandro                               6,515,456
c/o Smith Barney
333 W. 34th St., Floor 7
New York, NY 10001

U.S. Natural Resources, Inc.                    Ultra Short-Term Municipal Income - Institutional -            11.79%
8000 NE Parkway Dr., Suite 100                  4,626,953
Vancouver, WA 98662

National Financial Services Corporation         Ultra Short-Term Municipal Income - Institutional -            11.68%
FBO Customer Account                            4,584,928
One World Financial Center
200 Liberty St.
New York, NY 10281

James J. Stearns Jr. & Edna H. Stearns          Ultra Short-Term Municipal Income - Institutional -             5.37%
1546 W. Averill Park Dr.                        2,107,629
San Pedro, CA 90732

ADP Clearing & Outsourcing                      Ultra Short-Term Municipal Income - Institutional -             5.34%
FBO Customer Account                            2,097,275
26 Broadway
New York, NY 10004

ADP Clearing & Outsourcing                      Wisconsin Tax-Free - Investor - 747,959                        16.46%
FBO Customer Account
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                      Wisconsin Tax-Free - Investor - 669,473                        14.74%
101 Montgomery St.
San Francisco, CA 94104

American Enterprise Investment Services         Wisconsin Tax-Free - Class C - 24,973                          11.71%
FBO Customer Account
P.O. Box 9446
Minneapolis, MN 55440



Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               INVESTMENT ADVISOR

Wells Fargo Funds Management, LLC ("Advisor") provides investment advisory services for each of the Funds, which involves implementing the investment policies and guidelines for the Funds and supervising the sub-advisor who is responsible for the day-to-day portfolio management of each Fund. The Advisor is an indirect wholly owned subsidiary of Wells Fargo & Company, and was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank.

On May 25, 2004, Wells Fargo & Company entered into a purchase agreement ("Asset Purchase Agreement") with Strong Financial Corporation ("SFC") to acquire certain of the assets of Strong Capital Management, Inc. ("SCM"), which is an affiliate of SFC and was the previous investment advisor to the Funds. SFC's sale of assets ("Transaction") was contingent upon shareholder approval of the reorganization of each Fund into a Wells Fargo Fund ("Reorganization") for a substantial percentage of the assets covered by the Asset Purchase Agreement, among other things.


On August 13, 2004, the Board approved, and on December 10, 2004, or December 22, 2004, the Fund shareholders approved 1) the Reorganization 2) an interim investment advisory agreement ("Interim Agreement") between the Advisor and the Fund to replace SCM as investment advisor to the Fund, and 3) an interim sub-advisory agreement with Wells Capital Management Incorporated, ("Sub-advisor"), the Advisor, and the Fund ("Interim Sub-advisory Agreement")


The Interim Agreement is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Interim Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Interim Agreement is terminable, without penalty, on 60 days' written notice by the Board by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment. The Interim Agreement will terminate as of the effective date of the Reorganization.

In considering the Interim Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim Agreement, including the nature and scope of services to be provided by the Advisor; (ii) that the fees and expenses that would be paid by the Fund under the Interim Agreement would be the same as those paid to SCM under the then current investment advisory agreement; (iii) the management fee rates and payment arrangements, (iv) the historical investment performance of the Fund and Wells Fargo Funds with similar investment objectives, as compared to the performance of other funds currently available in the market not advised or managed by the Advisor, but having a similar investment focus and asset composition; (v) the ability of the Advisor to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel and the terms of the Interim Agreement; (vi) that the Sub-advisor was expected to employ a significant number of key SCM portfolio managers and other personnel as of the closing of the Transaction; (vii) information provided by the Advisor relating to inquiries and investigations regarding matters such as the trading of mutual fund shares and sales practices relating to mutual fund shares, and investigations of unaffiliated third parties; and (viii) the terms of the Reorganization. The Board also took into account all considerations taken into account in determining to approve the Reorganization. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Interim Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of the Advisor on September 29, 2004.


CODE OF ETHICS

The Advisor and the Sub-advisor each have adopted a code of ethics, which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or advisor; (ii) any employee of a fund or advisor (or any company in a control relationship to a fund or investment advisor) who, in connection with his or her duties makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment advisor who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Strong Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Advisor and the Sub-advisor are on public file with, and available from, the SEC.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Advisor has adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances do the Advisor or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

As required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each mutual fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each mutual fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings are publicly available to shareholders on a quarterly basis. N-CSR filings are made on or shortly before the 70th day and N-Q filings are made on or shortly before the 60th day following the end of a fiscal quarter. Full holdings are also made available as of the end of a month and are posted on the Funds' website (www.strong.com/holdings) after a one-month lag. In addition, top ten holdings information for the Funds is publicly available on the Funds' website (www.strong.com) on a quarterly, 30-day delayed basis.

Each Fund's complete portfolio schedule for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund's semiannual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semiannual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

List of Approved Recipients. Below is a list that describes the limited circumstances in which a Fund's portfolio holdings are disclosed to selected third parties in advance of their public disclosure. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Portfolio Managers. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B. Advisor. In its capacity as investment advisor to the Funds, certain Advisor personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings.

     C. Administrator. In its capacity as administrator to the Funds, certain Strong Investor Services, Inc. personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings.

     D. External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management Incorporated, shall have daily access to all Fund portfolio holdings. The Advisor utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation to assist with proxy voting and Class B share financing, respectively. Both ISS and SG Constellation may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors Services ("Moody's") receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a seven-day delayed basis. Moody's receives holdings information monthly on a seven-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the Chief Compliance Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information;
(iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of the Advisor to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; (ix) whether the disclosure is in the best interests of the Fund and its shareholders; and (x) whether any potential conflicts exist regarding such disclosure between the interests of the Fund and its shareholders and the interests of the Fund's investment advisor, principal underwriter, or any affiliated person of the Fund. Any such conflict of interest may be resolved by a determination of either the Fund's Chief Compliance Officer (if not directly or indirectly a subject of the conflict) or a majority of the Fund's disinterested directors (who are not directly or indirectly a subject of the conflict) that such disclosure is in the best interests of the Fund and its shareholders. On a quarterly basis, the Board reviews a report describing additions or exceptions to the list of approved recipients, if any.

PROXY VOTING POLICIES AND PROCEDURES

The Advisor has adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to the Advisor. In accordance with the Procedures, the Advisor exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

The Advisor has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. The Advisor has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how the Advisor and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth the Advisor's general position on various proposals, such as:

     o Routine Items - The Advisor will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.
     o Corporate Governance - The Advisor will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.
     o Anti-Takeover Matters - The Advisor generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.
     o Mergers/Acquisitions and Corporate Restructurings - The Advisor's Proxy Committee will examine these items on a case-by-case basis.
     o Shareholder Rights - The Advisor will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisors, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving the Advisor or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds' voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Fund's Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-advisor or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, the Advisor will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

An annual record of all proxy votes cast for each Fund during the most recent 12-month period ended June 30, can be obtained (1) without charge, upon request, by calling 1-800-368-3863, and (2) on the SEC's web site at www.sec.gov, filed on form N-PX.


As compensation for its advisory services, the Fund pays to the Advisor a management fee at the annual rate specified below of the average daily net asset value of the Fund. From time to time, the Advisor may waive all or a portion of its management fee and may absorb expenses for the Fund.

FUND                                           ANNUAL RATE
---------------------------------------------- ---------------------------------
Corporate Bond Fund                            0.375%
Corporate Income Fund                          0.375%
Florida Municipal Money Market Fund            0.15%
Government Securities Fund                     0.35%
Heritage Money Fund                            0.15%
High-Yield Bond Fund                           0.375%
Intermediate Municipal Bond Fund               0.37%
Minnesota Tax-Free Fund                        0.37%
Money Market Fund                              0.15% (0.50% prior to 7/23/01)
Municipal Bond Fund                            0.35%
Municipal Money Market Fund                    0.15% (0.50% prior to 7/23/01)
Short-Term Bond Fund                           0.375%
Short-Term High Yield Bond Fund                0.375%
Short-Term High Yield Municipal Fund           0.35%
Short-Term Income Fund                         0.375%
Short-Term Municipal Bond Fund                 0.25%
Tax-Free Money Fund                            0.15% (0.50% prior to 7/23/01)
Ultra Short-Term Income Fund                   0.30%
Ultra Short-Term Municipal Income Fund         0.30%
Wisconsin Tax-Free Fund                        0.37%

In addition, the Funds shown below are subject to the following breakpoint schedule.

                                                             CURRENT ANNUAL MANAGEMENT FEE RATE
------------------------------------------ ------------------------------------------------------------------------
                                                                  AVERAGE DAILY NET ASSETS
------------------------------------------ ----------------------- ------------------------ -----------------------
                                            FOR ASSETS UNDER $4         FOR THE NEXT              FOR ASSETS
FUND                                              BILLION           $2 BILLION IN ASSETS     $6 BILLION AND ABOVE
------------------------------------------ ----------------------- ------------------------ -----------------------
Corporate Bond Fund                               0.375%                    0.35%                    0.325%
Corporate Income Fund                             0.375%                    0.35%                    0.325%
Florida Municipal Money Market Fund                0.15%                    0.15%                     0.15%
Government Securities Fund                         0.35%                   0.325%                     0.30%
High-Yield Bond Fund                              0.375%                    0.35%                    0.325%
Intermediate Municipal Bond Fund                   0.37%                   0.345%                     0.32%
Minnesota Tax-Free Fund                            0.37%                   0.345%                     0.32%
Municipal Bond Fund                                0.35%                   0.325%                     0.30%
Short-Term Bond Fund                              0.375%                    0.35%                    0.325%
Short-Term High Yield Bond Fund                   0.375%                    0.35%                    0.325%
Short-Term High Yield Municipal Fund               0.35%                   0.325%                     0.30%



                                                             CURRENT ANNUAL MANAGEMENT FEE RATE
------------------------------------------ ------------------------------------------------------------------------
                                                                  AVERAGE DAILY NET ASSETS
------------------------------------------ ----------------------- ------------------------ -----------------------
                                            FOR ASSETS UNDER $4         FOR THE NEXT              FOR ASSETS
FUND                                              BILLION           $2 BILLION IN ASSETS     $6 BILLION AND ABOVE

------------------------------------------ ----------------------- ------------------------ -----------------------
Short-Term Income Fund                           0.375%                   0.35%                     0.325%
Short-Term Municipal Bond Fund                    0.25%                  0.225%                      0.20%
Ultra Short-Term Income Fund                      0.30%                  0.275%                      0.25%
Ultra Short-Term Municipal Income Fund            0.30%                  0.275%                      0.25%
Wisconsin Tax-Free Fund                           0.37%                  0.345%                      0.32%

The Fund paid the following management fees to SCM, the Funds' prior investment advisor, for the time periods indicated:

                                                                                           MANAGEMENT FEE
      FISCAL YEAR ENDED           MANAGEMENT FEE ($)            WAIVER($)                 AFTER WAIVER ($)
------------------------------- ----------------------- --------------------------- -----------------------------

Corporate Bond Fund

10/31/02                                     4,339,906                           0                   4,339,906
10/31/03                                     2,668,413                           0                   2,668,413
10/31/04                                     2,165,053                      79,601                   2,085,452

Corporate Income Fund

10/31/03                                        91,479                      75,526                      15,953
10/31/04                                        97,889                      66,004                      31,885

Florida Municipal Money Market Fund

10/31/03(1)                                     28,960                       9,632                      19,328
10/31/04                                        38,056                           0                      38,056

Government Securities Fund

10/31/02                                     7,231,321                           0                   7,231,321
10/31/03                                     8,850,823                           0                   8,850,823
10/31/04                                     5,813,973                     161,142                   5,652,831

Heritage Money Fund

10/31/02                                     3,345,183                           0                   3,345,183
10/31/03                                     2,531,478                     144,414                   2,387,064
10/31/04                                     1,118,372                     197,683                     920.689

High-Yield Bond Fund

10/31/02                                     3,297,574                           0                   3,297,574
10/31/03                                     1,959,660                           0                   1,959,660
10/31/04                                     1,542,038                      41,161                   1,500,877

Intermediate Municipal Bond Fund

10/31/02                                        54,123                      43,680                      10,443
10/31/03                                       159,623                      85,005                      74,618
10/31/04                                       150,385                       3,432                     146,953

Minnesota Tax-Free Fund

10/31/03(2)                                     11,596                      11,596                           0
10/31/04                                        18,304                      18,304                           0

Money Market Fund

10/31/02                                     3,038,578                           0                   3,038,578
10/31/03                                     2,747,177                           0                   2,747,177
10/31/04                                     1,874,491                           0                   1,874,491

Municipal Bond Fund

10/31/02                                       876,451                           0                     876,451
10/31/03                                       801,508                           0                     801,508
10/31/04                                       659,230                      33,850                     625,380

Municipal Money Market Fund

10/31/02                                     4,032,517                           0                   4,032,517
10/31/03                                     2,795,991                           0                   2,975,991
10/31/04                                     1,652,580                           0                   1,652,580

Short-Term Bond Fund

10/31/02                                     4,526,177                           0                   4,526,177
10/31/03                                     3,318,671                           0                   3,318,671
10/31/04                                     2,474,735                      89,044                   2,385,691




Short-Term High Yield Bond Fund

10/31/02                                     1,233,074                           0                   1,233,074
10/31/03                                     1,081,342                           0                   1,081,342
10/31/04                                       956,782                      32,945                     923,837

Short-Term High Yield Municipal Fund

10/31/02                                       458,532                           0                     458,532
10/31/03                                       492,222                           0                     492,222
10/31/04                                       528,792                      10,662                     518,130

Short-Term Income Fund

10/31/03                                       180,833                     113,058                      67,775
10/31/04                                       196,588                     102,145                      94,443

Short-Term Municipal Bond Fund

10/31/02                                     1,375,158                           0                   1,375,158
10/31/03                                     1,552,322                           0                   1,552,322
10/31/04                                     1,283,994                      38,898                   1,245,096

Tax-Free Money Fund

10/31/02                                       334,753                           0                     334,753
10/31/03                                     1,454,549                           0                   1,454,549
10/31/04                                     1,609,395                           0                   1,609,395

Ultra Short-Term Income Fund

10/31/02                                     9,952,354                           0                   9,952,354
10/31/03                                     7,310,233                           0                   7,310,233
10/31/04                                     5,219,118                     225,760                   4,993,358
Ultra Short-Term Municipal Income Fund

10/31/02                                     4,873,033                           0                   4,873,033
10/31/03                                     5,588,564                           0                   5,588,564
10/31/04                                     4,402,008                      89,104                   4,312,904

Wisconsin Tax-Free Fund

10/31/02                                       166,345                     166,345                           0
10/31/03                                       278,232                     208,363                      69,869
10/31/04                                       206,942                      56,621                     150,321

(1) For the eleven-month fiscal period ended October 31, 2003.
(2) For the ten-month fiscal period ended October 31, 2003.

                             INVESTMENT SUB-ADVISOR

The Advisor has engaged Wells Capital Management Incorporated ("Sub-advisor") to serve as the investment Sub-advisor to the Funds. Subject to the direction of the Board and the overall supervision and control of the Advisor, the Sub-advisor is responsible for the day-to-day investment and management of the Funds' assets. The Sub-advisor furnishes to the Advisor periodic reports on the investment activity and performance of the Funds, as well as such additional reports and information as the Advisor or the Board and officers may reasonably request.


Under each Interim Sub-advisory Agreement, the Sub-advisor is responsible for investment decisions and supplies investment research and portfolio management services. The Sub-advisor is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Funds shall bear all expenses incurred by each sub-advisor in connection with the provisions of services under each Interim Sub-advisory Agreement. Each Interim Sub-advisory Agreement shall become effective with respect to a Fund after it is approved in accordance with the requirements of the 1940 Act and executed by the Fund. Once approved, each Interim Sub-advisory Agreement is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Interim Sub-advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Interim Sub-advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board by vote of a majority of the Fund's outstanding voting securities, or by the Advisor or Sub-advisor, and will terminate automatically in the event of its assignment. The Sub-advisory Agreement will terminate as of the effective date of the Reorganization.

In considering the Interim Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund,
(i) the terms of the Interim Sub-advisory Agreement; (ii) that the fees under the Interim Sub-advisory Agreement would be paid by the Advisor; and (iii) that the Sub-advisor was expected to employ a significant number of key SCM portfolio managers and other personnel as of the closing of the Transaction; and (iv) the terms of the Reorganization. On the basis of its review and analysis of the foregoing, among other things, the Board found that the terms of the Interim Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of the Sub-advisor on September 29, 2004.

As compensation for its sub-advisory services to each Fund, the Sub-advisor is entitled to a fee based on the following fee schedule:


---------------------------------------- ----------------------- ---------------
FUND                                     FUND ASSETS             FEE
---------------------------------------- ----------------------- ---------------
Florida Municipal Money Market            $0-1,000 million        0.05%
Heritage Money                            Over $1,000 million     0.04%
Money Market
Municipal Money Market
Tax-Free Money
---------------------------------------- ----------------------- ---------------
Corporate Bond Fund                       $0-400 million          0.20%
Government Securities                     Next $400 million       0.175%
High Yield Bond                           Over $800 million       0.15%
Intermediate Municipal Bond
Minnesota Tax-Free
Short-Term Bond
Short-Term High Yield Bond
Short-Term High Yield Municipal
Short-Term Income
Short-Term Municipal Bond
Ultra Short-Term Income
Ultra Short-Term Municipal Income
Wisconsin Tax-Free
---------------------------------------- ----------------------- ---------------


                                  ADMINISTRATOR

The Funds have each entered into an  administration  agreement  ("Administration
Agreement")  with  Strong  Investor   Services,   Inc.   ("Administrator")   for
administration services. .


Each Fund has adopted a Rule 18f-3 Plan under the 1940 Act ("Multi-Class Plan"). The Multi-Class Plan permits the Fund to have multiple classes of shares. Each multi-classed Fund has entered into separate administration agreements with the Administrator for each of its separate class of shares ("Administration Agreement - Investor Class," "Administration Agreement - Institutional Class," "Administration Agreement - Advisor Class," and "Administration Agreement - Class C"). The Corporate Income, Florida Municipal Money Market, Intermediate Municipal Bond, Money Market, Municipal Bond, Municipal Money Market, Short-Term High Yield Municipal, Short-Term Income, and Tax-Free Money Funds are authorized to offer Investor Class shares. The Corporate Bond, Heritage Money, High-Yield Bond, Short-Term Bond, Ultra Short-Term Municipal Income, and Ultra Short-Term Income Funds are authorized to offer three classes of shares: Investor Class, Advisor Class, and Institutional Class shares. The Short-Term High Yield Bond Fund is authorized to offer two classes of shares: Investor Class and Advisor Class shares. The Short-Term Municipal Bond, Wisconsin Tax-Free, and Minnesota Tax-Free Funds are authorized to offer two classes of shares: Investor Class and Class C shares. The Government Securities Fund is authorized to offer four classes of shares: Investor Class, Advisor Class, Institutional Class, and Class C shares.

The fees received and the services provided by the Administrator as administrator for the Fund are in addition to fees received and services provided by the Administrator under the Transfer and Dividend Disbursing Agent Agreement. The Administrator is an affiliated company of the Distributor.

ADMINISTRATION AGREEMENT - INVESTOR CLASS

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Investor Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Investor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Investor Class shares, including Investor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Investor Class shareholders, and attending to routine correspondence and other communications with individual Investor Class shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Investor Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Investor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Investor Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Investor Class shares may be effected, and certain other matters pertaining to the Investor Class shares; (viii) assisting shareholders in designating and changing dividend options, account designations and addresses; (ix) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (x) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (xi) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Investor Class shares; (xii) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xiii) informing the Distributor of the gross amount of purchase and redemption orders for Investor Class shares; and (xiv) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Investor Class shares of the Corporate Bond, Corporate Income, Government Securities, High-Yield Bond, Intermediate Municipal Bond, Minnesota Tax-Free, Municipal Bond, Short-Term Bond, Short-Term High Yield Bond, Short-Term High Yield Municipal, Short-Term Income, Short-Term Municipal Bond, and Wisconsin Tax-Free Funds under the Administration Agreement, the Advisor receives a fee from each Fund at the annual rate of 0.28% of the Fund's average daily net assets attributable to the Investor Class shares. For its services for the Investor Class shares of the Ultra Short-Term Income and Ultra Short-Term Municipal Income Funds under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.33% of the Fund's average daily net assets attributable to the Investor Class shares. For its services for the Investor Class shares of the Florida Municipal Money Market, Heritage Money, Money Market, Municipal Money Market, and Tax-Free Money Funds under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.37% of the Fund's average daily net assets attributable to the Investor Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

ADMINISTRATION AGREEMENT - ADVISOR CLASS

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Advisor Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Advisor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Advisor Class shares, including Advisor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Advisor Class shareholders, and attending to routine correspondence and other communications with individual Advisor class shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Advisor Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Advisor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Advisor Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Advisor Class shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the Distributor of the gross amount of purchase and redemption orders for Advisor Class shares; and
(xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Advisor Class shares of the Ultra Short-Term Income and the Ultra Short-Term Municipal Income Funds under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.33% of the Fund's average daily net assets attributable to the Advisor Class shares. For its services for the Advisor Class shares of the Heritage Money Fund under the Administration Agreement, the Administrator receives a fee from the Heritage Money Fund at the annual rate of 0.02% of the Fund's average daily net assets attributable to the Advisor Class shares. For its services for the Advisor Class shares of the Corporate Bond, Government Securities, High-Yield Bond, Short-Term Bond, and Short-Term High Yield Bond Funds under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.28% of the Fund's average daily net assets attributable to the Advisor Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

ADMINISTRATION AGREEMENT - INSTITUTIONAL CLASS

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Institutional Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Institutional Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Institutional Class shares, including Institutional Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Institutional Class shareholders, and attending to routine correspondence and other communications with individual Institutional class shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Institutional Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Institutional Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Institutional Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (viii) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Institutional Class shares; (ix) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (x) informing the Distributor of the gross amount of purchase and redemption orders for Institutional Class shares; and (xi) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Institutional Class shares of the Corporate Bond, Government Securities, Heritage Money, High-Yield Bond, Short-Term Bond, Ultra Short-Term Income, and Ultra Short-Term Municipal Income Funds under the Administration Agreement, the Administrator receives a fee from each Fund at the annual rate of 0.02% of the Fund's average daily net assets attributable to the Institutional Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

ADMINISTRATION AGREEMENT - CLASS C

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Class C shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Class C shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Class C shares, including prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Class C shareholders, and attending to routine correspondence and other communications with individual Class C shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Class C shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Class C shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Class C shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Class C shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the Distributor of the gross amount of purchase and redemption orders for Class C shares; and (xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Class C shares of the Government Securities, Minnesota Tax-Free, Short-Term Municipal Bond, and Wisconsin Tax-Free Funds, the Administrator receives a fee from the Fund at the annual rate of 0.28% of the Fund's average daily net assets attributable to Class C shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

The Fund paid the following administrative fees for the time period indicated. From time to time, the Administrator may waive all or a portion of its administrative fee and may absorb expenses for the Fund.

                                                                                              ADMINISTRATIVE FEE
      FISCAL YEAR ENDED           ADMINISTRATIVE FEE ($)             WAIVER ($)                AFTER WAIVER ($)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Corporate Bond Fund - Investor Class

10/31/02                                3,003,122                            0                    3,003,122
10/31/03                                1,743,132                            0                    1,743,132
10/31/04                                1,331,814                            0                    1,331,814

Corporate Bond Fund - Advisor Class

10/31/02                                   91,942                          598                       91,344
10/31/03                                   85,443                        7,488                       77,955
10/31/04                                   65,427                            0                       65,427

Corporate Bond Fund - Institutional Class

10/31/02                                    8,580                            0                        8,580
10/31/03                                   11,702                            0                       11,702
10/31/04                                   15,824                            0                       15,824

Corporate Income Fund - Investor Class(1)

10/31/03                                   68,304                       68,304                            0
10/31/04                                   73,090                       73,090                            0




Florida Municipal Money Market Fund - Investor Class(2)

10/31/03(3)                                 71,203                      34,268                       36,935
10/31/04                                    93,871                      86,632                        7,239

Government Securities Fund - Investor Class

10/31/02                                 5,356,723                           0                    5,356,723
10/31/03                                 6,408,043                           0                    6,408,043
10/31/04                                 4,122,989                           0                    4,122,989

Government Securities Fund - Advisor Class

10/31/02                                   143,983                           0                      143,983
10/31/03                                   365,287                           0                      365,287
10/31/04                                   253,270                           0                      253,270

Government Securities Fund - Institutional Class

10/31/02                                    17,570                           0                       17,570
10/31/03                                    21,684                           0                       21,684
10/31/04                                    18,942                           0                       18,942

Government Securities Fund - Class C(4)

10/31/03(5)                                  3,768                           0                        3,768
10/31/04                                     9,730                           0                        9,730

Heritage Money Fund - Investor Class

10/31/02                                 4,350,513                   2,298,628                    2,051,885
10/31/03                                 3,192,045                   1,865,383                    1,326,662
10/31/04                                 1,959,267                   1,255,958                      703,309

Heritage Money Fund - Advisor Class

10/31/02                                     4,063                       1,084                        2,979
10/31/03                                     2,468                           0                        2,468
10/31/04                                     1,620                           0                        1,602

Heritage Money Fund - Institutional Class

10/31/02                                   204,276                     203,534                          742
10/31/03                                   162,519                     159,104                        3,415
10/31/04                                    41,592                      41,592                            0

High-Yield Bond Fund - Investor Class

10/31/02                                 2,248,842                           0                    2,248,842
10/31/03                                 1,288,716                           0                    1,288,716
10/31/04                                   967,026                           0                      967,026




High-Yield Bond Fund - Advisor Class

10/31/02                                    52,308                       8,487                       43,821
10/31/03                                    67,146                       6,338                       60,808
10/31/04                                    69,932                           0                       69,932

High-Yield Bond Fund - Institutional Class

10/31/02                                    10,375                           0                       10,375
10/31/03                                     7,672                           0                        7,672
10/31/04                                     8,343                           0                        8,343

Intermediate Municipal Bond Fund - Investor Class

10/31/02                                    40,928                      40,754                          174
10/31/03                                   120,938                     107,844                       13,094
10/31/04                                   113,805                     113,805                            0

Minnesota Tax Free Fund - Investor Class(4)

10/31/03(5)                                  7,533                       7,533                            0
10/31/04                                    12,167                      12,167                            0

Minnesota Tax-Free Fund - Class C(4)

10/31/03(5)                                  1,252                       1,252                            0
10/31/04                                     1,685                       1,685                            0

Money Market Fund - Investor Class

10/31/02                                 7,495,158                   2,814,405                    4,680,753
10/31/03                                 6,730,869                   5,580,581                    1,150,288
10/31/04                                 4,623,745                   4,623,745                            0

Municipal Bond Fund - Investor Class

10/31/02                                   692,262                           0                      692,262
10/31/03                                   641,607                           0                      641,607
10/31/04                                   527,384                           0                      527,384

Municipal Money Market Fund - Investor Class

10/31/02                                 9,938,102                           0                    9,938,102
10/31/03                                 6,893,834                           0                    6,893,834
10/31/04                                 4,076,363                           0                    4,076,363

Short-Term Bond Fund - Investor Class

10/31/02                                 3,199,236                           0                    3,199,236
10/31/03                                 2,274,652                           0                    2,274,652
10/31/04                                 1,653,728                           0                    1,653,728




Short-Term Bond Fund - Advisor Class

10/31/02                                    28,219                       1,121                       27,098
10/31/03                                    31,719                           0                       31,719
10/31/04                                    32,436                           0                       32,436

Short-Term Bond Fund - Institutional Class

10/31/02                                    11,128                           0                       11,128
10/31/03                                    12,255                           0                       12,255
10/31/04                                    11,792                           0                       11,792

Short-Term High Yield Bond Fund - Investor Class

10/31/02                                   854,051                           0                      854,051
10/31/03                                   674,931                           0                      674,931
10/31/04                                   539,912                           0                      539,912

Short-Term High Yield Bond Fund - Advisor Class

10/31/02                                    66,644                       5,038                       61,606
10/31/03                                   132,471                           0                      132,471
10/31/04                                   175,979                           0                      175,979

Short-Term High Yield Municipal Fund - Investor Class

10/31/02                                   362,945                           0                      362,945
10/31/03                                   393,778                           0                      393,778
10/31/04                                   423,034                           0                      423,034

Short-Term Income Fund - Investor Class(1)

10/31/03                                   135,109                     135,109                            0
10/31/04                                   146,786                     146,786                            0

Short-Term Municipal Bond Fund - Investor Class

10/31/02                                 1,519,206                           0                    1,519,206
10/31/03                                 1,739,298                           0                    1,739,298
10/31/04                                 1,425,687                           0                    1,425,687

Short-Term Municipal Bond Fund - Class C(6)

10/31/03(7)                                  3,119                           0                        3,119
10/31/04                                    12,386                           0                       12,386


Tax-Free Money Fund - Investor Class

10/31/02                                   815,535                     330,135                      485,400
10/31/03                                 3,592,825                   2,710,801                      882,024
10/31/04                                 3,969,842                   3,103,638                      866,204


Ultra Short-Term Income Fund - Investor Class

10/31/02                                 8,752,193                           0                    8,752,193
10/31/03                                 6,859,784                           0                    6,859,784
10/31/04                                 5,047,001                           0                    5,047,001

Ultra Short-Term Income Fund - Advisor Class

10/31/02                                   316,856                           0                      316,856
10/31/03                                   417,021                           0                      417,021
10/31/04                                   343,963                           0                      343,963

Ultra Short-Term Income Fund - Institutional Class

10/31/02                                   114,177                           0                      114,177
10/31/03                                    46,330                           0                       46,330
10/31/04                                    21,216                           0                       21,216

Ultra Short-Term Municipal Income Fund - Investor Class

10/31/02                                 4,133,675                           0                    4,133,675
10/31/03                                 4,508,876                           0                    4,508,876
10/31/04                                 3,454,439                           0                    3,454,439

Ultra Short-Term Municipal Income Fund - Advisor Class

10/31/02                                    57,855                           0                       57,855
10/31/03                                   154,667                           0                      154,667
10/31/04                                   165,641                           0                      165,641

Ultra Short-Term Municipal Income Fund - Institutional Class

10/31/02                                    50,243                           0                       50,243
10/31/03                                    90,215                           0                       90,215
10/31/04                                    74,069                           0                       74,069


Wisconsin Tax-Free Fund - Investor Class


10/31/02                                   128,668                     103,999                      24,669
10/31/03                                   206,956                     206,956                           0
10/31/04                                   149,585                     149,585                           0

Wisconsin Tax-Free Fund - Class C(4)

10/31/03(5)                                  3,612                           0                        3,612
10/31/04                                     7,019                           0                        7,019

(1) First offered on October 31, 2002.
(2) First offered on November 29, 2002.
(3) For the eleven-month fiscal period ended October 31, 2003.
(4) First offered on December 26, 2002.
(5) For the ten-month fiscal period ended October 31, 2003.
(6) First offered on January 31, 2003.
(7) For the nine-month fiscal period ended October 31, 2003.

                                   DISTRIBUTOR

Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares on a
continuous   basis.  The  Distribution   Agreement  further  provides  that  the
Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an affiliated company of the Administrator. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Interim Agreement.

The Investor Class, Advisor Class, and Institutional Class shares of each Fund are offered on a "no-load" basis, which means investors pay no up-front sales charge on the purchases of these shares. The Fund pays the Distributor an annual 12b-1 fee on certain Investor Class shares and on Advisor Class shares. See "Distribution Plan" for more information.

The offering price of Class C shares of the Fund is the net asset value. However, investors pay a 1.00% CDSC on Class C shares in certain circumstances. See Appendix C for more information on Class C shares. The Fund pays an annual 12b-1 fee of 1.00% of average daily net assets on Class C shares, which compensates the Distributor for paying the broker involved in the transaction, if any, a 1.00% up-front sales commission, and which includes an advance of the first year's service fee. See "Distribution Plan" for more information on Class C shares.

Pursuant to a distribution plan adopted on behalf of the Advisor Class shares of the Corporate Bond, Heritage Money, High-Yield Bond, Short-Term Bond, Short-Term High Yield Bond, Ultra Short-Term Income, and Ultra Short-Term Municipal Income Funds; the Advisor Class and Class C shares of the Government Securities Fund; the Investor Class shares of the Corporate Income and Short-Term Income Funds; the Investor and Class C shares of the Minnesota Tax-Free and Wisconsin Tax-Free Funds and the Class C shares of the Short-Term Municipal Bond Fund ("12b-1 shares"), in accordance with Rule 12b-1 ("Rule 12b-1 Plan") under the 1940 Act, the Distribution Agreement for the 12b-1 shares of these Funds authorizes the Fund to bear the costs of preparing and mailing prospectuses and shareholder reports that are used for selling purposes as well as advertising and other costs attributable to the distribution of those shares. Under the Distribution Agreement for the 12b-1 Investor and Advisor Class shares of each Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares. Payments made to the Distributor under the Rule 12b-1 Plan for the Class C shares are limited to payment at an annual rate equal to 1.00% of average daily net assets attributable to 12b-1 shares. The Distributor is not compensated under the Distribution Agreement for the distribution of Fund shares unless the Fund participates in the Rule 12b-1 Plan.


The Fund and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Fund and the Distributor. Access Persons include every Director of the Fund and certain officers of the Fund and the Distributor. The Code is based upon the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Distributor's other clients ahead of their own.


The Code requires Access Persons (other than the Fund Directors) to, among other things, pre-clear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, gifting or transferring securities, direct obligations of the U.S. Government, and certain options on broad-based securities market indexes) and to execute such transactions through an electronic account. The Code also requires Access Persons to annually report all securities transactions, including transactions in shares of Strong Funds. The Code, which applies to all Access Persons (other than the Fund Directors), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Fund. Finally, the Code provides for a trading "black out" period of seven calendar days prior to and after the purchase or sale of the same or equivalent security by the Fund, with the exception of those purchases or sales deemed as, and defined by the Code as, program trades. Exceptions to the requirements of the Code of Ethics are to be handled on a case-by-case basis and will only be granted if the proposed conduct involves negligible opportunity for abuse.

The Fund has also adopted a Senior Officers' Code of Ethics (the "Officers' Code") to encourage its principal executive officers, senior financial officers, and persons performing a similar function ("Senior Officers") to act in a manner consistent with the highest principles of ethical conduct. The Senior Officers are responsible for conducting the Fund's business in a manner that demonstrates a commitment to the highest standards of integrity. The purposes of the Officers' Code are to promote:

     o Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
     o Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Fund files with, or submits to, the SEC and in other public communications the Fund makes;
     o    Fund  compliance  with  applicable   governmental   laws,   rules  and
          regulations;
     o The prompt internal reporting to an appropriate person identified in the Officers' Code of violations of this Officer's Code; and
     o    Accountability for adherence to this Officers' Code.

From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").

THE FOLLOWING SECTION ONLY APPLIES TO THE 12B-1 SHARES OF THE CORPORATE BOND, CORPORATE INCOME, GOVERNMENT SECURITIES, HERITAGE MONEY, HIGH-YIELD BOND, MINNESOTA TAX-FREE, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, SHORT-TERM INCOME, SHORT-TERM MUNICIPAL BOND, ULTRA SHORT-TERM INCOME, ULTRA SHORT-TERM MUNICIPAL INCOME, AND WISCONSIN TAX-FREE FUNDS.

                                DISTRIBUTION PLAN

The Fund has adopted a Rule 12b-1 Plan pursuant to Rule 12b-1 under the 1940 Act, ("Rule 12b-1 Plan") on behalf of the 12b-1 shares of the Fund. The Rule 12b-1 Plan authorizes the Fund, with respect to its 12b-1 shares, to make payments to the Distributor or others in connection with the distribution of its 12b-1 shares at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its 12b-1 shares. However, under the Distribution Agreement for the 12b-1 Investor and Advisor Class shares of the Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares. Amounts received by the Distributor or others under the Distribution Agreement for the 12b-1 shares of the Fund may be spent for any activities or expenses primarily intended to result in the sale of 12b-1 shares or the servicing of shareholders, including, but not limited to: compensation and expenses, including overhead and telephone expenses, of employees of the Distributor who engage in or support the distribution of 12b-1 shares; printing and distribution of prospectuses, statements of additional information and any supplements thereto, and shareholder reports to persons other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; holding seminars and sales meetings with wholesale and retail sales personnel, which are designed to promote the distribution of 12b-1 shares; and compensation of broker-dealers. These expenses also may include service fees paid to securities dealers or others who have a servicing agreement with the Fund and the Distributor or its affiliates who provide service or account maintenance to shareholders. The Distributor may determine the services to be provided by the broker-dealer to shareholders in connection with the sale of 12b-1 shares. All or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to broker-dealers who sell 12b-1 shares. The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class. The Advisor, the Administrator, the Distributor, and/or an affiliate may make payments from their own resources to brokers, financial advisors, or others for selling Fund shares.

INVESTOR AND ADVISOR CLASS SHARES. The Fund pays up to 0.25% per year of each class' average daily net assets to the Distributor or others.

CLASS C SHARES. The Fund pays the Distributor up to 1.00% per year of the class' average daily net assets, out of which 0.25% may be used for service fees. The 12b-1 fees also may be used to pay the Distributor for advancing commissions to securities dealers for the initial sale of Class C shares. The Distributor uses 12b-1 plan fees payable to it to pay third party financing entities that have provided financing to the Distributor in connection with advancing commissions to securities dealers.

TheRule 12b-1 Plan is a compensation plan. It allows the Fund to pay a fee to the Distributor that may be more than the eligible expenses the Distributor has incurred at the time of the payment. The Distributor must, however, report to the Board on how it has spent or has immediate plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan, and shall not exceed the amount permitted to be paid under the rules of the NASD.

In addition to the payments to which the Distributor or others are entitled under the plan, the plan also provides that to the extent the Fund, the Advisor or the Distributor or other parties on behalf of the Fund, the Advisor or the Distributor make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the meaning of Rule 12b-1 under the 1940 Act, then these payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plan for administrative servicing or for agency transactions.

The Distributor must provide written reports to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the Board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

The plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1. The Rule 12b-1 Plan will continue in effect from year to year, provided that such continuance is approved annually by a vote of the Board, and a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan ("Rule 12b-1 Independent Directors"), cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described in the Rule 12b-1 Plan without the approval of the shareholders of 12b-1 shares of the Fund, and all material amendments to the Rule 12b-1 Plan must also be approved by the Directors in the manner described above. The Rule 12b-1 Plan may be terminated at any time, without payment of a penalty, by a vote of a majority of the Rule 12b-1 Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 60 days' written notice to any other party to the Rule 12b-1 Plan. The Board and the Rule 12b-1 Independent Directors have determined that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders of 12b-1 shares. Such benefits might include access to new markets resulting in additional sales of the class of shares, greater potential for economies of scale, greater retention of assets in the class of shares, and the provision of shareholder support services by entities with whom shareholders have other relationships. Under the Rule 12b-1 Plan, the Distributor will provide the Board and the Board will review, at least quarterly, a written report of the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. As part of their quarterly review of the Rule 12b-1 Plan, the Directors will consider the continued appropriateness of the Rule 12b-1 Plan and the level of compensation provided thereunder.

The Fund paid the following  distribution  and service fees under its Rule 12b-1
Plan:


                                                                                                           REMAINING 12B-1
                                                                                                           FEES USED TO PAY
                                                                                                        FOR 1) ADVERTISING AND
                                                                                                          2) PRINTING, AND
                                                                                                             MAILING OF
                                                          COMPENSATION TO                                 PROSPECTUSES TO
                          GROSS 12B-1                      UNAFFILIATED       12B-1 FEES RETAINED BY     OTHER THAN CURRENT
   FISCAL YEAR ENDED        FEES ($)       WAIVER ($)     BROKER-DEALERS ($)   THE DISTRIBUTOR ($)(1)     SHAREHOLDERS ($)
------------------------ --------------- -------------- -------------------- ------------------------- ---------------------

Corporate Bond Fund - Advisor Class

10/31/02                    82,091              0              80,530                      2,100                   319
10/31/03                    76,296          2,904              75,496                      2,150                 5,075
10/31/04                    58,417         11,448              66,286                      1,076                     0

Corporate Income Fund - Investor Class(1)

10/31/03                    60,804         60,804                   0                          0                38,302
10/31/04                    65,259         65,259                   0                          0                66,281

Government Securities Fund - Advisor Class

10/31/02                   128,556          8,187             107,533                      2,737                     0
10/31/03                   326,149          6,418             301,888                      3,682                27,332
10/31/04                   226,134         26,341             257,851                          0                     0

Government Securities Fund - Class C(2)

10/31/03(3)                 13,527            705                 561                     10,549                    12
10/31/04                    34,748              0              10,095                     24,414                   239

Heritage Money Fund - Advisor Class

10/31/02                    50,721          1,768              35,134                     16,186                   518
10/31/03                    30,859         12,151              32,702                          0                    62
10/31/04                    20,232            752              22,697                          0                   270

High-Yield Bond Fund - Advisor Class

10/31/02                    46,703              0              45,216                      1,187                   170
10/31/03                    59,896          2,619              52,317                      1,843                 6,006
10/31/04                    62,439          9,246              69,210                        772                     0

Intermediate Municipal Bond Fund

10/31/02                    36,563         36,563                   0                          8                     0
10/31/03                   107,887        107,887                   0                          0                91,021
10/31/04                   101,612        101,612              35,911                     67,182                   799




Minnesota Tax-Free Fund - Investor Class(2)

10/31/03(3)                  6,725          6,725                   0                          0                 4,504
10/31/04                    10,863         10,863                   0                          0                10,969

Minnesota Tax-Free Fund - Class C(2)

10/31/03(3)                  4,486          4,486                 908                      2,156                     1
10/31/04                     6,017          6,017               2,761                      3,571                     0

Short-Term Bond Fund - Advisor Class

10/31/02                    25,191              0              25,017                        407                    99
10/31/03                    28,332          3,156              26,083                        771                 1,592
10/31/04                    28,960          4,993              32,869                        240                     0

Short-Term High Yield Bond Fund - Advisor Class

10/31/02                    59,504              0              56,949                        907                   153
10/31/03                   118,426         16,008              98,118                      2,287                 9,632
10/31/04                   157,124         30,323             172,658                      3,662                     0

Short-Term Income Fund - Investor Class (1)

10/31/03                   120,555        120,555                   0                          0                71,674
10/31/04                   131,059        131,059                   0                          0               131,572

Short-Term Municipal Bond Fund - Class  C(4)

10/31/03(5)                 11,212            283                 368                      8,486                     0
10/31/04                    44,237              0              10,730                     29,379                     0

Ultra Short-Term Income Fund - Advisor Class

10/31/02                   240,042              0             235,393                      3,189                   778
10/31/03                   315,925              0             290,324                      4,898                25,590
10/31/04                   260,577         15,729             305,733                          0                     0

Ultra Short-Term Municipal Income Fund - Advisor Class

10/31/02                    43,752              0              30,367                      9,565                    94
10/31/03                   117,172            656              95,681                      6,064                10,360
10/31/04                   125,486          8,453             146,301                        221                     0

Wisconsin Tax-Free Fund - Investor Class

10/31/02                   115,098        115,098                   0                          0                     0
10/31/03                   184,782        184,782                   0                          0               108,456
10/31/04                   133,558        133,558                   0                          0               138,061




Wisconsin Tax-Free Fund - Class C(2)

10/31/03(3)                 12,961          4,160                 543                      9,739                    97
10/31/04                    25,068         11,947              11,531                     13,797                     0

(1) First offered on October 31, 2002.
(2) First offered on December 26, 2002.
(3) For the ten-month fiscal period ended October 31, 2003.
(4) First offered on January 31, 2003.
(5) For the nine-month fiscal period ended October 31, 2003.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


The Fund has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Fund's Board and the supervision of the Advisor, the Fund's Sub-advisor is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-advisor to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While the Sub-advisor generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Advisor is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

In placing orders for portfolio securities of a Fund, the Sub-advisor is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-advisor will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Advisor oversees the Sub-advisor's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-advisor. In selecting a broker-dealer under these circumstances, the Sub-advisor will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The
Sub-advisor may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the
advisability  of  securities  or  purchasers  or  sellers  of  securities;   (2)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-advisor is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-advisor under the advisory contracts, and the expenses of the Sub-advisor will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-advisor places securities transactions for a Fund may be used by the Sub-advisor in servicing its other accounts, and not all of these services may be used by the Sub-advisor in connection with advising the Funds.


The Fund paid the following brokerage commissions for the time periods indicated:


       FISCAL YEAR ENDED                       BROKERAGE COMMISSIONS ($)
------------------------------------------ -------------------------------------

Corporate Bond Fund

10/31/02                                                  158,678
10/31/03                                                   77,203
10/31/04                                                   61,261

Corporate Income Fund

10/31/03                                                       51
10/31/04                                                      258

Florida Municipal Money Market Fund

10/31/03(1)                                                     0
10/31/04                                                        0

Government Securities Fund

10/31/02                                                  532,016
10/31/03                                                  463,957
10/31/04                                                  145,935

Heritage Money Fund

10/31/02                                                        0
10/31/03                                                        0
10/31/04                                                        0

High-Yield Bond Fund

10/31/02                                                    8,871
10/31/03                                                    2,438
10/31/04                                                   10,353

Intermediate Municipal Bond Fund

10/31/02                                                      218
10/31/03                                                    4,963
10/31/04                                                    6,372

Minnesota Tax-Free Fund

10/31/03(2)                                                    94
10/31/04                                                      204

Money Market Fund

10/31/02                                                        0
10/31/03                                                       15
10/31/04                                                        0

Municipal Bond Fund

10/31/02                                                   11,958
10/31/03                                                   16,681
10/31/04                                                   21,845

Municipal Money Market Fund

10/31/02                                                        0
10/31/03                                                        0
10/31/04                                                        0

Short-Term Bond Fund

10/31/02                                                   70,859
10/31/03                                                   18,117
10/31/04                                                   15,416

Short-Term High Yield Bond Fund

10/31/02                                                    3,180
10/31/03                                                        0
10/31/04                                                        0

Short-Term High Yield Municipal Fund

10/31/02                                                      228
10/31/03                                                      753
10/31/04                                                      383

Short-Term Income Fund

10/31/03                                                    1,480
10/31/04                                                    1,628

Short-Term Municipal Bond Fund

10/31/02                                                   10,132
10/31/03                                                   33,004
10/31/04                                                   33,729

Tax-Free Money Fund

10/31/02                                                        0
10/31/03                                                        0
10/31/04                                                        0

Ultra Short-Term Income Fund

10/31/02                                                   41,755
10/31/03                                                   32,337
10/31/04                                                   52,349

Ultra Short-Term Municipal Income Fund

10/31/02                                                   12,749
10/31/03                                                   61,426
10/31/04                                                   57,044

Wisconsin Tax-Free Fund

10/31/02                                                    1,924
10/31/03                                                    3,480
10/31/04                                                    2,797

(1) For the eleven-month fiscal period ended October 31, 2003.
(2) For the ten-month fiscal period ended October 31, 2003.


Unless otherwise noted below, the Fund has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.


        REGULAR BROKER OR DEALER (OR PARENT) ISSUER             VALUE OF SECURITIES OWNED AS OF OCTOBER 31,  2004
------------------------------------------------------------ ---------------------------------------------------------
Bank of America NT & SA                                      $7,072,491 (Corporate Bond Fund)
J.P. Morgan Chase & Co.                                      $3,924,529 (Corporate Bond Fund)
Goldman, Sachs & Co.                                         $438,157 (Corporate Income Fund)
Credit Suisse First Boston Corporation                       $423,032 (Corporate Income Fund)
J.P. Morgan Chase & Co.                                      $333,554 (Corporate Income Fund)
Merrill Lynch, Pierce, Fenner & Smith, Inc.                  $283,461 (Corporate Income Fund)
Citigroup Global Markets, Inc.                               $259,175 (Corporate Income Fund)
Lehman Brothers, Inc.                                        $254,772 (Corporate Income Fund)
Citigroup Global Markets, Inc.                               $4,996,208 (Money Market Fund)
Credit Suisse First Boston Corporation                       $3,626,238 (Short-Term Bond Fund)
ABN AMRO Inc.                                                $580,123 (Short-Term Bond Fund)
J.P. Morgan Chase & Co.                                      $549,913 (Short-Term Income Fund)
ABN AMRO Inc.                                                $513,384 (Short-Term Income Fund)


The table below shows the following Fund's portfolio turnover rate for the last two fiscal periods.

----------------------------------------- ------------------ -------------------
FUND                                       OCTOBER 31, 2003    OCTOBER 31, 2004
----------------------------------------- ------------------ -------------------
Corporate Bond(1)                              204.76%             133.2%
----------------------------------------- ------------------ -------------------
Corporate Income(2)                            211.53%              39.4%
----------------------------------------- ------------------ -------------------
Government Securities(3)                       530.87%             389.5%
----------------------------------------- ------------------ -------------------
High-Yield Bond                                171.66%             133.4%
----------------------------------------- ------------------ -------------------
Intermediate Municipal Bond(4)                 189.97%              95.0%
----------------------------------------- ------------------ -------------------
Minnesota Tax-Free                              54.53%              33.0%
----------------------------------------- ------------------ -------------------
Municipal Bond(4)                              120.71%             100.1%
----------------------------------------- ------------------ -------------------
Short-Term Bond(3)                              97.37%              36.7%
----------------------------------------- ------------------ -------------------
Short-Term High Yield Bond                     116.68%              70.8%
----------------------------------------- ------------------ -------------------
Short-Term High Yield Municipal(5)              58.77%              55.9%
----------------------------------------- ------------------ -------------------
Short-Term Income(2)                           327.09%              66.1%
----------------------------------------- ------------------ -------------------
Short-Term Municipal Bond                       83.21%              69.2%
----------------------------------------- ------------------ -------------------
Ultra Short-Term Income(6)                      93.63%              26.2%
----------------------------------------- ------------------ -------------------

----------------------------------------- ------------------ -------------------
Ultra Short-Term Municipal Income(4)           127.69%              72.0%
----------------------------------------- ------------------ -------------------
Wisconsin Tax-Free(3)                           54.25%              16.6%
----------------------------------------- ------------------ -------------------


(1) The Corporate Bond Fund's portfolio turnover was significantly lower in fiscal year 2004 than 2003 because of a continued emphasis on longer holding periods and changes in the corporate market.
(2) The Corporate Income and Short-Term Income Funds' portfolio turnover was significantly higher in fiscal year 2003 than 2004 because the Funds began operations in October 2002.
(3) The Government Securities and Short-Term Bond Funds' portfolio turnover was significantly lower in fiscal year 2004 than 2003 due to a more stable market environment and a portfolio manager change.
(4) The Intermediate Municipal Bond, Municipal Bond, Ultra Short-Term Municipal Income, and Wisconsin Tax-Free Funds' portfolio turnover was significantly lower in fiscal year 2004 than 2003 because of reduced market volatility.
(5) The Short-Term High Yield Bond Fund's portfolio turnover was significantly lower in fiscal year 2004 than 2003 because of reduced cash flows.
(6) The Ultra Short-Term Income Fund's portfolio turnover was significantly lower for fiscal year 2004 than 2003 because of reduced market volatility and portfolio manager changes.


                                    CUSTODIAN


As custodian of the Strong Municipal Bond Fund, Strong Short-Term Bond Fund, Strong Short-Term High-Yield Municipal Fund, Strong Short-Term Income Fund, and Strong Short-Term Municipal Bond Fund's assets, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, 64105, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. In addition, the Fund, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decisions of the Fund.

Effective on or about February 11, 2005, for the Strong Corporate Income Fund, Strong Florida Municipal Money Market Fund, Strong Heritage Money Fund, Strong Minnesota Tax-Free Fund, Strong Money Market Fund, Strong Municipal Money Market Fund, and Strong Tax-Free Money Fund, Wells Fargo Bank, N.A., 6th and Marquette, Minneapolis, MN, 55479, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Funds. In addition, the Funds, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decision of the Funds.

Effective on or about March 18, 2005, for the Strong Corporate Bond Fund, Strong Government Securities Fund, Strong Intermediate Municipal Bond Fund, and Strong Ultra Short-Term Income Fund, and effective March 24, 2005, for the Strong High-Yield Bond Fund, Strong Short-Term High Yield Bond Fund, Strong Ultra
Short-Term Municipal Income Fund, and Strong Wisconsin Tax-Free Fund, Wells Fargo Bank, N.A., 6th and Marquette, Minneapolis, MN, 55479, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Funds. In addition, the Funds, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decision of the Funds.

For its services as custodian, Wells Fargo Bank, N.A. is entitled to receive fees as described in the following tables:

DOMESTIC CUSTODY (BASED ON TOTAL RELATIONSHIP)
---------------------------------- ---------------------------------------------
0.30 basis points                  First $50 billion
---------------------------------- ---------------------------------------------
0.25 basis points                  Above $50 billion
---------------------------------- ---------------------------------------------
$ 7.00                             Per Depository Trust Company or Federal
                                   Reserve System Trade, Automated and
                                   Non-automated
---------------------------------- ---------------------------------------------
$25.00                             Per Definitive Security (Physical)
---------------------------------- ---------------------------------------------
$ 7.00                             Per Commercial Paper Trade
---------------------------------- ---------------------------------------------
$ 6.00                             Per Principle Reduction on Pass-Through
                                   Certificates
---------------------------------- ---------------------------------------------
$35.00                             Per Option/Futures Contract
---------------------------------- ---------------------------------------------
$10.00                             Per Fed Wire Deposit or Withdrawal - includes
                                   Third Party Time Deposits
---------------------------------- ---------------------------------------------

GLOBAL CUSTODY
--------------------------------------------------------------------------------
0.05 basis points
--------------------------------------------------------------------------------
$30/per transaction
--------------------------------------------------------------------------------

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Administrator, P.O. Box 2936, Milwaukee, WI 53201, acts as transfer agent and dividend-disbursing agent for the Fund. The Administrator is an affiliated company of the Distributor. The Administrator is compensated as follows:

------------------------------------------ ---------------------------------------------------------------------------
          FUND TYPE/SHARE CLASS                                              FEE(1)
------------------------------------------ ---------------------------------------------------------------------------
Investor Class shares of Money Funds       $32.50 annual open account fee, $4.20 annual closed account fee.
------------------------------------------ ---------------------------------------------------------------------------
Investor Class shares of Income Funds      $31.50 annual open account fee, $4.20 annual closed account fee.
------------------------------------------ ---------------------------------------------------------------------------
Advisor Class shares(2)                    0.20% of the average daily net asset value of all Advisor Class shares.
------------------------------------------ ---------------------------------------------------------------------------
Institutional Class shares                 0.015% of the average daily net asset value of all Institutional Class shares.
------------------------------------------ ---------------------------------------------------------------------------
Class C shares                             0.20% of the average daily net asset value of all Class C shares.
------------------------------------------ ---------------------------------------------------------------------------

(1) Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.
(2) Excluding the Strong Heritage Money Fund. The fee for the Heritage Money Fund is 0.015% of the average daily net asset value of all Advisor Class shares.

The fees received and the services provided by the Administrator as transfer agent and dividend disbursing agent for the Fund are in addition to those received and provided by the Administrator under the Administration Agreement.


Effective March 11, 2005, Boston Financial Data Services ("BFDS"), 2 Heritage Drive, North Quincy, Massachusetts 02171, will act as transfer agent and dividend-disbursing agent for the Fund. BFDS will be compensated the same as the Administrator, as listed in the previous table.


From time to time, the Fund, directly or indirectly through arrangements with the Administrator, the Distributor, or the Advisor, and/or the Administrator, the Distributor, or the Advisor may pay fees to third parties, which may include affiliates of the Administrator, the Distributor, or the Advisor, that provide transfer agent type services and other administrative services to persons who beneficially own interests in the Fund, such as participants in 401(k) plans, participants in 529 plans, and shareholders who invest through other financial intermediaries. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses and other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Administrator or BFDS for providing these services to Fund shareholders; however, the Administrator, the Distributor, or the Advisor may pay to the third party amounts in excess of such limitation out of its own profits.

The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services. From time to time, the Administrator may waive all or a portion of its transfer agent and dividend disbursing agent fee and may absorb expenses for the Fund.

                                           OUT-OF-POCKET     PRINTING/MAILING                       TOTAL COST AFTER
        FUND               FEE($)           EXPENSES ($)       SERVICES ($)         WAIVER ($)         WAIVER ($)
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

Corporate Bond Fund - Investor Class


10/31/02                  2,980,099              65,005            387,306                  0           3,432,410
10/31/03                  2,023,733              64,678            203,149             11,939           2,279,621
10/31/04                  1,491,978              51,518            215,802             20,626           1,738,672


Corporate Bond Fund - Advisor Class

10/31/02                     64,874                 319              6,995              3,420              68,768
10/31/03                     61,548                 543              5,473                  0              67,564
10/31/04                     48,082                 674             18,314              1,614              65,456

Corporate Bond Fund - Institutional Class

10/31/02                     17,272              15,582             45,928              2,239              76,563
10/31/03                      8,363              12,499             88,206                 16             109,052
10/31/04                     11,942              13,421             91,494                 51             116,806

Corporate Income Fund - Investor Class

10/31/03                     96,217               1,344             14,086            111,647                   0
10/31/04                    101,648               2,105              7,591            111,344                   0

Florida Municipal Money Market Fund - Investor Class(1)

10/31/03(2)                   7,227                 645             11,934             15,312               4,494
10/31/04                     10,628               1,294              3,843                 19              15,746

Government Securities Fund - Investor Class

10/31/02                  4,358,385              67,221            422,043                  0           4,847,649
10/31/03                  6,559,460             101,210            445,292              3,533           7,102,429
10/31/04                  4,915,067              89,505            594,239             91,921           5,506,890

Government Securities Fund - Advisor Class

10/31/02                     86,329                 421             11,347                272              97,825
10/31/03                    257,728                 909             17,565                  0             276,202
10/31/04                    188,251               1,707             26,584              5,483             211,059

Government Securities Fund - Institutional Class

10/31/02                     19,772              10,949             32,284                  0              63,005
10/31/03                     16,093              11,775             61,186                  0              89,054
10/31/04                     14,664              11,537             64,734                601              90,334

Government Securities Fund - Class C(3)

10/31/03(4)                   2,234                  40              4,418                  0               6,692
10/31/04                      6,882                 269              6,420                310              13,261





Heritage Money Fund - Investor Class

10/31/02                    464,563              45,268            116,698                  0             626,529
10/31/03                    444,828              38,529            120,524                  0             603,881
10/31/04                    365,577              31,602             76,494                985             472,688

Heritage Money Fund - Advisor Class

10/31/02                      3,413               8,486              4,895             16,589                 205
10/31/03                      1,968                 229              3,817                303               5,711
10/31/04                      1,358                  72              1,194                  6               2,618

Heritage Money Fund - Institutional Class

10/31/02                    139,787              47,595              8,908             88,264             108,026
10/31/03                    132,055               4,764              5,655            109,416              33,058
10/31/04                     32,235               1,812              3,601             35,540               2,108

High-Yield Bond Fund - Investor Class

10/31/02                  1,940,527              42,972            273,465                  0           2,256,964
10/31/03                  1,167,590              45,730            148,356             19,276           1,342,400
10/31/04                    847,485              36,813            115,403             17,347             982,354

High-Yield Bond Fund - Advisor Class

10/31/02                     36,427                 240              9,525              4,369              41,823
10/31/03                     45,957                 291              4,825                  0              51,073
10/31/04                     51,137                 435              7,913              1,916              57,569

High-Yield Bond Fund - Institutional Class

10/31/02                      7,013                 324              6,982                  0              14,319
10/31/03                      5,681                 488                603                  0               6,772
10/31/04                      6,330                 190                174                 45               6,649


Intermediate Municipal Bond Fund - Investor Class

10/31/02                      8,635                 572              1,663             10,870                   0
10/31/03                     36,230               2,200              8,235              3,560              43,105
10/31/04                     35,411               2,992              9,166             43,672               3,897

Minnesota Tax-Free Fund - Investor Class(3)

10/31/03(4)                   3,336                  94              4,828              8,258                   0
10/31/04                     47,030               1,806              1,621              7,552              42,905

Minnesota Tax-Free Fund - Class C(3)

10/31/03(4)                     760                  20              1,020              1,800                   0
10/31/04                      5,067                 228                780              1,294               4,781





Money Market Fund - Investor Class

10/31/02                  5,887,353             326,603          1,154,916          2,652,238           4,716,634
10/31/03                  6,067,528             336,197          1,178,325             21,085           7,560,965
10/31/04                  4,815,851             280,807            859,725            215,970           5,740,413

Municipal Bond Fund - Investor Class

10/31/02                    242,962              13,473             74,202                  0             330,637
10/31/03                    222,648              15,385             62,615                331             300,317
10/31/04                    189,654              12,729             49,832              1,670             250,545

Municipal Money Market Fund - Investor Class

10/31/02                    849,059             173,917            244,486                  0           1,267,462
10/31/03                    769,825              76,462            214,626              1,794           1,059,119
10/31/04                    626,114              81,920            122,811              1,487             829,358

Short-Term Bond Fund - Investor Class

10/31/02                  2,160,481              87,730            382,157                  0           2,630,368
10/31/03                  1,770,557              87,933            268,239             23,681           2,103,048
10/31/04                  1,309,536              76,235            172,506             14,171           1,544,106

Short-Term Bond Fund - Advisor Class

10/31/02                     19,923                  81              2,167                932              21,239
10/31/03                     21,950                 156              2,266                  0              24,372
10/31/04                     23,781                 285              2,855                606              26,315

Short-Term Bond Fund - Institutional Class

10/31/02                     16,107               6,799             14,492                  0              37,398
10/31/03                      9,060               8,229             31,448                  0              48,737
10/31/04                      9,055               8,010             35,402                181              52,286

Short-Term High Yield Bond Fund - Investor Class

10/31/02                    625,885              18,273             92,130                  0             736,288
10/31/03                    614,107              20,426             64,634              3,367             695,800
10/31/04                    521,807              19,412             58,230              8,357             591,092

Short-Term High Yield Bond Fund - Advisor Class

10/31/02                     45,312                 117              6,202              3,721              47,910
10/31/03                     87,995                 292              6,613                  0              94,900
10/31/04                    127,774                 473             16,585              3,882             140,950

Short-Term High Yield Municipal Fund - Investor Class

10/31/02                     59,647               3,730             13,903                  0              77,280
10/31/03                     59,535               2,978             12,045                548              74,010
10/31/04                     53,488               3,285             13,873              1,019              69,627

Short-Term Income Fund - Investor Class(1)

10/31/03                    167,250               1,397             20,455            189,102                   0
10/31/04                    176,643               2,425             12,573            191,641                   0


Short-Term Municipal Bond Fund - Investor Class

10/31/02                    277,008              13,325              69,587                 0             359,920
10/31/03                    297,220              16,643              64,181               561             377,483
10/31/04                    325,205              19,537              81,180             7,566             418,356

Short-Term Municipal Bond Fund - Class C(5)

10/31/03(6)                   1,766                   3               1,338                 0               3,107
10/31/04                      8,165                  35               1,134                83               9,251

Tax-Free Money Fund - Investor Class

10/31/02                     28,304               8,542               7,637            29,627              14,856
10/31/03                    175,125              17,988              46,771             1,190             238,694
10/31/04                    297,082              43,849              64,557               901             404,587

Ultra Short-Term Income Fund - Investor Class


10/31/02                  3,693,197             177,301             688,503                 0           4,559,001
10/31/03                  3,480,948             185,238             545,497             6,239           4,205,444
10/31/04                  2,604,562             177,582             428,579            32,605           3,178,118


Ultra Short-Term Income Fund - Advisor Class

10/31/02                    186,184                 470              11,486               296             197,844
10/31/03                    245,565               1,314              17,848                 0             264,727
10/31/04                    217,838               2,169              31,467             5,964             245,510

Ultra Short-Term Income Fund - Institutional Class

10/31/02                     90,589               4,721              12,049                 0             107,359
10/31/03                     35,752               4,848              18,611                 0              59,211
10/31/04                     18,107               4,684              20,814               703              42,902

Ultra Short-Term Municipal Income Fund - Investor Class

10/31/02                    412,506              29,203              89,939                 0             531,648
10/31/03                    481,733              29,523              91,509               776             601,989
10/31/04                    430,605              38,260              72,423             5,470             535,818

Ultra Short-Term Municipal Income Fund - Advisor Class

10/31/02                     31,421                  62                 861                 0              32,344
10/31/03                     87,169                 123               2,050                 0              89,342
10/31/04                    104,823                 247               6,975             1,603             110,442




Ultra Short-Term Municipal Income Fund - Institutional Class

10/31/02                     57,628                 603               1,412                  0             59,643
10/31/03                     65,304                 670               2,803                  0             68,777
10/31/04                     58,927                 653               3,881                484             62,977


Wisconsin Tax-Free Money Fund - Investor Class

10/31/02                     24,480               1,525               6,806             32,811                  0
10/31/03                     54,498               3,091              16,122             10,926             62,785
10/31/04                     47,030               1,806              13,630             62,466                  0

Wisconsin Tax-Free Fund - Class C(3)

10/31/03(4)                   2,128                  21                 172                  0              2,321
10/31/04                      5,067                 228               2,222                154              7,363

(1) First offered on November 29, 2002.
(2) For the eleven-month fiscal period ended October 31, 2003.
(3) First offered on December 26, 2002.
(4) For the ten-month fiscal period ended October 31, 2003.
(5) First offered on January 31, 2003.
(6) For the nine-month fiscal period ended October 31, 2003.


                                      TAXES

GENERAL

The Fund intends to qualify annually for treatment as a regulated investment company ("RIC") under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. If, in any taxable year, the Fund does not qualify as a RIC under Subchapter M: (1) the Fund would be taxed at normal federal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends). The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders and does not address special tax rules applicable to certain classes of investors. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

In order to qualify for treatment as a RIC under the IRC, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement");
(2) diversify its assets so that at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (ii) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or the securities of other RICs) (1) of any one issuer or (2) of two or more issuers controlled by the Fund and engaged in the same or similar trades or businesses or related trades or businesses "Diversification Requirement"). From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to satisfy the income and diversification requirements under the IRC.

If the Fund qualifies as a RIC for the taxable year and distributes to its shareholders the sum of at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) and 90% of its net tax-exempt income ("Distribution Requirement"), then the Fund generally will not be subject to federal income tax on the distributed portion of its investment company taxable income. In addition, the Fund will not be subject to federal income tax to the extent it distributes its "net capital gain" (which is defined as the excess of realized net long-term capital gain over realized net short-term capital loss).

Each calendar year, the Fund must distribute dividends in an amount at least equal to the sum of (a) 98% of its ordinary income for the calendar year, (b) 98% of its capital gain net income for the one-year period ending October 31 of the same calendar year, and (c) 100% of the ordinary income and capital gain net income not previously distributed to avoid the 4% nondeductible excise tax ("Excise Tax"). The Fund intends to make the required distributions, but does not provide assurance that it will do so.

If Fund shares are sold at a loss after being held for 6 months or less, the loss will be disallowed to the extent of any exempt interest dividends received on those shares. Any portion of such loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on the prior December 31.

If the Fund is considered a personal holding company it will be subject to special tax rules.

All or a portion of a sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of these shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without a sales charge or with a reduced sales charge pursuant to a reinvestment or exchange privilege. Any disregarded portion of this sales charge will increase the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

CAPITAL LOSS CARRYOVERS

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. When the Fund has a capital loss carryover, it generally does not make capital distributions until the loss has been offset or expired.


FUND                                          CAPITAL LOSS CARRYOVER ($)                    EXPIRATION DATE
Corporate Bond                                           146,890,632.52                               2010
High Yield Bond                                          405,764,288.23                          2007-2011
Minnesota Tax-Free                                             4,486.86                               2011
Municipal Bond                                            19,560,273.45                    2008-2009, 2011
Short-Term Bond                                          151,374,761.86        2005, 2006, 2008, 2010-2011
Short-Term High Yield Bond                                72,773,801.61                    2008, 2009-2010
Short-Term High Yield Municipal                            9,926,674.78                          2005-2011
Short-Term Income                                            378,117.96                          2011-2012
Ultra Short-Term Income                                  252,504,338.38                    2005, 2007-2012
Ultra Short-Term Municipal Income                         50,105,980.11        2005, 2007, 2008, 2010-2011


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
DERIVATIVE INSTRUMENTS

The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection with derivative instruments. Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income under the Income Requirement.

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

THE  FOLLOWING  SECTION  APPLIES  TO  THE  CORPORATE  BOND,   CORPORATE  INCOME,
GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, SHORT-TERM INCOME, AND ULTRA SHORT-TERM INCOME FUNDS ONLY.
FOREIGN TRANSACTIONS

Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. If the Fund makes this election, each shareholder would (1) be required to include in gross income, the shareholder's proportionate share of those taxes paid by the Fund, and (2) be allowed to either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund would report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund holding foreign securities in its investment portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with its investment objective, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on a portion of any "excess distribution" (which is made up of a defined part of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes such income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing Fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. In such a case, these gains will be treated as ordinary income.

THE FOLLOWING SECTION APPLIES TO THE FLORIDA MUNICIPAL MONEY MARKET, INTERMEDIATE MUNICIPAL BOND, MINNESOTA TAX-FREE, MUNICIPAL BOND, MUNICIPAL MONEY MARKET, SHORT-TERM HIGH YIELD MUNICIPAL, SHORT-TERM MUNICIPAL BOND, TAX-FREE MONEY, ULTRA SHORT-TERM MUNICIPAL INCOME, AND WISCONSIN TAX-FREE FUNDS ONLY. MUNICIPAL SECURITIES

A substantial portion of the dividends paid by the Fund will qualify as federal tax-exempt interest dividends and thus will be excludable from gross income by its shareholders for federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the IRC. The Fund intends to continue to satisfy this IRC requirement. The aggregate dividends excludable from the Fund's shareholders' federal gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the IRC.

Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is subject to the federal alternative minimum tax. Corporate shareholders of the Fund may be subject to the federal alternative minimum tax on all exempt-interest dividends (including tax-exempt interest attributable to certain PABs). Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of the Fund because, for users of some of these facilities, the interest on such bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

The Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("Municipal Market Discount Bonds"). Market discount generally arises when the value of the bond declines after issuance (typically, because of an increase in prevailing interest rates or a decline in the issuer's creditworthiness). Gain on the disposition of a Municipal Market Discount Bond purchased by the Fund after April 30, 1993, (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as taxable ordinary income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the gain on disposition as ordinary income as described above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

PASS-THROUGH INCOME TAX EXEMPTION

Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. Government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. Government securities.

PURCHASES IN KIND

Shares of the Fund may be purchased "in kind," subject to the Advisor's approval and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund's valuation policies. In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in kind purchase will be valued at market value. The Advisor cannot predict whether securities acquired in any in kind purchase will have unrealized gains or losses on the date of the in kind purchase. Consistent with its duties, the Advisor will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund. In general, investors transferring securities for shares will recognize gain or loss on an "in kind" purchase of the Fund.

USE OF TAX-LOT ACCOUNTING

When sell decisions are made by the Fund's portfolio manager, the Advisor generally sells the tax lots of the Fund's securities that results in the lowest amount of taxes to be paid by the shareholders on the Fund's capital gain distributions. The Advisor uses tax-lot accounting to identify and sell the tax lots of a security that have the highest cost basis and/or longest holding period to minimize adverse tax consequences to the Fund's shareholders. However, if the Fund has a capital loss carryover position, the Advisor would reverse its strategy and sell the tax lots of a security that have the lowest cost basis and/or shortest holding period to maximize the use of the Fund's capital loss carryover position.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.

                        DETERMINATION OF NET ASSET VALUE


Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds), plus any applicable sales charges. If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each Fund or each class of shares is normally determined as of 3:00 p.m., Central Time each day the NYSE is open. The NYSE is generally open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m. Central Time or if an emergency exists. The NAV of each class of shares of a Fund is calculated by taking the value of the Fund's total assets attributable to that class, subtracting all of the Fund's liabilities attributable to that class, and dividing by the total number of shares outstanding of that class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market value or at fair value under the supervision of the Fund's Board.

Generally, domestic equity securities traded on a national securities exchange are valued each business day at the official closing price (if published) and, if no official closing price is published, at its last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities from which there is no NOCP are valued at the mean of the bid and asked price quotations. Foreign equity securities will generally be valued at their fair value. Other exchange-traded securities are valued based on market quotations.

THE FOLLOWING PARAGRAPH APPLIES TO THE CORPORATE BOND, CORPORATE INCOME, GOVERNMENT SECURITIES, HIGH-YIELD BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, SHORT-TERM INCOME, AND ULTRA SHORT-TERM INCOME FUNDS ONLY. Debt securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and foreign exchange rates occur between the time at which they are determined and the close of trading on the NYSE. To consider if events materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the foreign investments will be fair valued by an independent pricing service each Business Day.


THE FOLLOWING PARAGRAPH APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS. Debt securities may be valued by an independent pricing service that utilizes matrix pricing and/or pricing models to derive a fair market price for a normal, institutional sized trading unit of a security. Such pricing models employ a number of factors in deriving a fair market price including trade data for the security and comparable securities, verifiable bid and ask quotation data for the security and comparable securities, and yield curve models of comparably rated securities. However, such pricing models cannot be applied to all debt securities. If inadequate trading data exists for a particular security (e.g., non-rated, high yield securities or thinly traded municipal securities), a pricing service may individually evaluate the fair market value of a security based on cash flow projections for the obligor, valuation of the obligor's assets and other more subjective market factors. Such individual security evaluations depend on the adequacy of current financial information and asset valuation data. Each pricing service does not utilize the same pricing methodology, market assumptions, yield curve models or definition of comparable securities. In addition, the fair market price evaluation made by a price service is not a guarantee that an individual security held by the Fund can be sold for that particular price in the markets at any particular time. For example, if a Fund's holding of a non-rated security is a large part of the entire issue or financial information on the obligor is stale or incomplete, the pricing service does not factor position size or quality of financial information in its pricing evaluations. If no readily available market quotations exist for a debt security, securities are valued by pricing services that utilize various pricing techniques to determine values for normal institutional-sized trading units of debt securities when such techniques are believed to more accurately reflect the value for such securities. If no pricing service price is available, the mean of at least two ask or bid quotations from brokers are used to determine the market value of debt securities (except in the case of debt securities which are not widely traded, when the bid quotation from one broker will determine the market price). Effective April 1, 2005, if no pricing service is available, bid quotations from brokers will be used to determine the market value of debt securities. Any securities or other assets for which such market prices are not readily available are valued as determined in good faith under the supervision of the Board. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Administrator determines that the value of such securities is their amortized cost under the supervision of the Fund's Board. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument. The market price of debt securities may be overridden on the day the Fund has a sale of a debt security, under the guidelines established by the Board.


THE FOLLOWING PARAGRAPH APPLIES TO THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS ONLY. The Fund values its securities on the amortized cost basis and seeks to maintain its net asset value at a constant $1.00 per share. In the event a difference of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Fund's $1.00 per share net asset value, or if there were any other deviation which the Fund's Board believed would result in a material dilution to shareholders or purchasers, the Board would consider taking any one or more of the following actions or any other action considered appropriate: Selling portfolio securities to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a value per unit based upon available indications of market value. Available indications of market value may include, among other things, quotations or market value estimates of securities and/or values based on yield data relating to money market securities that are published by reputable sources.

                       ADDITIONAL SHAREHOLDER INFORMATION



On or about March 11, 2005, BFDS is expected to provide transfer agent and recordkeeping services for the Strong Funds. As a result, there may be some changes to the information set forth below. During this time, please contact a customer service representative for any questions you may have regarding this information.


ADDRESS CHANGES BY TELEPHONE

If you notify us by phone of your address change, your account(s) will be subject to a 15-day hold period to ensure that the change of address is genuine. During this period, you will not be able to make redemptions to your new address by phone. You can still request a redemption be sent to an unchanged bank address. Dividend checks will be sent to the new address. If you need to make a redemption to your new address during this hold period, please call for instructions.

BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

DEPOSIT OF UNSPECIFIED FUNDS FOR INVESTMENT

When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or Funds, we will deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund and attempt to contact you to clarify your investment decision. We will mail you a letter, in addition to your confirmation statement, to confirm the purchase of the Strong Money Market Fund and provide you with your investment options. Unless you later direct Strong to purchase shares of another Strong Fund or redeem shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order to do so, and return the proceeds to you, we will treat your inaction as approval of the purchase and your investment will remain in the Strong Money Market Fund.

THE FOLLOWING PARAGRAPH APPLIES TO EACH FUND, EXCEPT THE FLORIDA MUNICIPAL MONEY MARKET, HERITAGE MONEY, MONEY MARKET, MUNICIPAL MONEY MARKET, AND TAX-FREE MONEY FUNDS.
DOLLAR COST AVERAGING

Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels. These methods are unavailable for Institutional Class accounts.

FEDERAL RESERVE SYSTEM

The Fund may not accept transactions involving the federal reserve system, such as wire and Payroll Direct Deposit transactions, placed on days the federal reserve system is closed. These transactions may be accepted the next business day the federal reserve system is open. Redemptions involving the federal reserve system such as redemptions by wire, may also be delayed when the federal reserve system is closed.

FEE WAIVERS


The Fund, the Advisor, the Administrator, and/or an affiliate may waive some or all fees.


FINANCIAL INTERMEDIARIES

If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, the Advisor or an affiliate may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

FUND REDEMPTIONS

Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, facsimile, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming these options are available for the Fund and class and all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day. Under certain circumstances described in the prospectus, the proceeds may be delayed up to seven days, or longer. If no direction is provided as to how and where the proceeds should be delivered to you, we will mail a check to the address on your account.

MOVING ACCOUNT OPTIONS AND INFORMATION

When establishing a new account (other than an Institutional Class account) by exchanging funds from an existing Strong Funds account, some account options (such as check writing, the exchange option, Express PurchaseSM, and the redemption option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. These options are not available for Institutional Class accounts. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and Social Security number, will be copied from the existing account to the new account.

PROMOTIONAL ITEMS

From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging paid for by the Advisor and/or its affiliates. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.

REDEMPTION IN KIND

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments in excess of the amounts specified above may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.

Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.

RETIREMENT PLANS


The following describes a variety of retirement plan accounts that may hold Strong Funds.


TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred traditional IRA. A spousal contribution may be made for a non-working spouse if a joint income tax return is filed.

ROTH IRA: Taxpayers, of any age, who have earned income and whose modified adjusted gross income does not exceed certain limits can contribute to a Roth IRA. A spousal contribution may be made for a non-working spouse if a joint income tax return is filed.

If you also maintain a traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federal tax free.

If your modified adjusted gross income is under certain limits, you can convert your traditional IRAs into a Roth IRA.

COVERDELL EDUCATION SAVINGS ACCOUNTS: Taxpayers whose modified adjusted gross income does not exceed certain limits may contribute a limited amount per year into a Coverdell Education Savings Account for the benefit of a child under age
18. Corporations and non-profit entities may make Coverdell Education Savings Account contributions and are not subject to the income limitations. Withdrawals from the Coverdell Education Savings Account to pay qualified higher education expenses are federal tax free. Qualified education expenses will include qualified elementary and secondary education expenses, as well as post secondary expenses. Any withdrawals in excess of qualified expenses for the year are potentially subject to tax and an additional penalty.

DIRECT ROLLOVER IRA: To avoid a mandatory federal withholding tax on distributions, you must transfer the qualified retirement or IRC Section 403(b) plan distribution directly into an IRA. Distributions from your qualified plan or 403(b) may be rolled over into a plan other than an IRA; however, it is not mandatory for your new plan to accept rollovers from outside plans. The distribution must be eligible for rollover. Not all distributions are eligible to be rolled over to another retirement plan. Contact your plan administrator to confirm rollover eligibility of your distribution from your current plan.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer establish new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.

SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA): A SIMPLE-IRA plan is an employer-sponsored retirement savings plan that allows employees to contribute a percentage of their compensation on a pre-tax basis to a SIMPLE-IRA account.

The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.

DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(K) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(B)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

PLEASE NOTE, all information presented in this section describes the current provisions of federal law. You may wish to consult with your tax advisor regarding the impact of any applicable state law on your circumstances.

RIGHT OF SET-OFF

To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

SHARES IN CERTIFICATE FORM

Certificates will not be issued for any class of shares of any Fund. A shareholder will, however, have full shareholder rights.

TELEPHONE AND ELECTRONIC EXCHANGE/REDEMPTION/PURCHASE PRIVILEGES

The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and creating a duplicate record of electronic transactions.

                                  ORGANIZATION

The Fund is a "Series" of a Wisconsin Corporation or Delaware Trust, as described in the chart below:


                                                Corporation/   Date Series  Date Class     Authorized       Par
              Corporation/Trust                Trust Created     Created      Created        Shares      Value ($)
---------------------------------------------- --------------- ------------ ------------ --------------- -----------
Strong Advantage Fund, Inc.                    08/31/88                                  Indefinite      .0001
- Strong Ultra Short-Term Income Fund                          08/31/88                  Indefinite      .0001
         *  Investor Class(1)                                               08/31/88     Indefinite      .0001
         *  Advisor Class                                                   08/23/99     Indefinite      .0001
         *  Institutional Class                                             08/23/99     Indefinite      .0001
Strong Corporate Bond Fund, Inc.(2)            07/19/85                                  Indefinite      .001
- Strong Corporate Bond Fund                                   07/19/85                  Indefinite      .001
         *  Investor Class(1)                                               07/19/85     Indefinite      .001
         *  Advisor Class                                                   08/23/99     Indefinite      .001
         *  Institutional Class                                             08/23/99     Indefinite      .001
Strong Government Securities Fund, Inc.        08/08/86                                  Indefinite      .001
- Strong Government Securities Fund                            08/08/86                  Indefinite      .001
         *  Investor Class(1)                                               08/08/86     Indefinite      .001
         *  Advisor Class                                                   08/23/99     Indefinite      .001
         *  Institutional Class                                             08/23/99     Indefinite      .001
         *  Class C                                                         12/6/02      Indefinite      .001
Strong Heritage Reserve Series, Inc.           06/02/89                                  Indefinite      .00001
- Strong Heritage Money Fund                                   05/11/95                  Indefinite      .00001
         *  Investor Class(3)                                               05/11/95     Indefinite      .00001
         *  Advisor Class                                                   03/24/00     Indefinite      .00001
         *  Institutional Class                                             03/24/00     Indefinite      .00001
Strong Income Funds, Inc.(6)                   02/24/89                                  Indefinite      .00001
- Strong Advisor Municipal Bond Fund(7)                        9/13/02                   Indefinite      .00001
         *  Class A                                                         9/13/02      Indefinite      .00001
         *  Class B                                                         9/13/02      Indefinite      .00001
         *  Class C                                                         9/13/02      Indefinite      .00001
         *  Institutional Class                                             11/8/02      Indefinite      .00001
- Strong Corporate Income Fund                                 11/8/02                   Indefinite      .00001
         *  Investor Class                                                  11/8/02      Indefinite      .00001
- Strong High-Yield Bond Fund                                  10/27/95                  Indefinite      .00001
         *  Investor Class(5)                                               02/22/00     Indefinite      .00001
         *  Advisor Class                                                   02/22/00     Indefinite      .00001
         *  Institutional Class                                             07/13/01     Indefinite      .00001
- Strong Short-Term High Yield Bond Fund                       06/26/97                  Indefinite      .00001
         *  Investor Class(5)                                               02/22/00     Indefinite      .00001
         *  Advisor Class                                                   02/22/00     Indefinite      .00001
- Strong Short-Term Income Fund                                9/30/02                   Indefinite      .00001
         *  Investor Class                                                  9/30/02      Indefinite      .00001
Strong Income Trust                            09/26/02                                  Indefinite      .00001
- Strong Florida Municipal Money Market Fund                   09/26/02                  Indefinite      .00001
         *  Investor Class                                                  09/26/02     Indefinite      .00001
Strong Money Market Fund, Inc.                 07/19/85                                  Indefinite      .0001
- Strong Money Market Fund                                     07/19/85                  Indefinite      .0001
         *  Investor Class(4)                                               07/19/85     Indefinite      .0001
Strong Municipal Bond Fund, Inc.               07/28/86        07/28/86                  Indefinite      .001
- Strong Municipal Bond Fund                   07/28/86        07/28/86                  Indefinite      .001
         *  Investor Class(5)                                               07/28/86     Indefinite      .001
         *  Advisor Class                                                   02/22/00     Indefinite      .001
         *  Institutional Class                                             07/24/00     Indefinite      .001
Strong Municipal Funds, Inc. (6)               07/28/96                                  Indefinite      .00001
- Strong Intermediate Municipal Bond Fund                      07/13/01                  Indefinite      .00001
         *  Investor Class                                                  07/13/01     Indefinite      .00001
- Strong Minnesota Tax-Free Fund                               12/06/02                  Indefinite      .00001
         *  Investor Class                                                  12/06/02     Indefinite      .00001
         *  Class C                                                         12/06/02     Indefinite      .00001
- Strong Municipal Money Market Fund                           07/28/86                  Indefinite      .00001
         *  Investor Class(4)                                               07/28/86     Indefinite      .00001
- Strong Short-Term High Yield Municipal                       10/13/97                  Indefinite      .00001
Fund(5)
         *  Investor Class                                                  10/13/97     Indefinite      .00001
- Strong Tax-Free Money Fund                                   12/01/00                  Indefinite      .00001
- Strong Ultra Short-Term Municipal Income                     10/27/95                  Indefinite      .00001
Fund
         *  Investor Class(7)                                               10/27/95     Indefinite      .00001
         *  Advisor Class                                                   09/21/00     Indefinite      .00001
         *  Institutional Class                                             07/24/00     Indefinite      .00001
- Strong Wisconsin Tax-Free Fund                               03/15/01                  Indefinite      .00001
         *  Investor Class                                                  03/15/01     Indefinite      .00001
         *  Class C                                                         12/6/02      Indefinite      .00001
Strong Short-Term Bond Fund, Inc.              03/20/87                                  Indefinite      .001
- Strong Short-Term Bond Fund                                  03/20/87                  Indefinite      .001
         *  Investor Class(1)                                               03/20/87     Indefinite      .001
         *  Advisor Class                                                   08/23/99     Indefinite      .001
         *  Institutional Class                                             08/23/99     Indefinite      .001
Strong Short-Term Municipal Bond Fund, Inc.    12/28/90        12/28/90                  Indefinite      .00001
- Strong Short-Term Municipal Bond Fund        12/28/90        12/28/90                  Indefinite      .00001
         *  Investor Class(5)                                               12/28/90     Indefinite      .00001
         *  Advisor Class                                                   02/22/00     Indefinite      .00001
         *  Institutional Class                                             07/24/00     Indefinite      .00001
         *  Class C                                                         1/13/03      Indefinite      .00001

(1) Prior to August 23, 1999, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(2) Prior to April 17, 1995, the Corporation's name was Strong Income Fund, Inc.
(3) Prior to March 24, 2000, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(4) Prior to April 9, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(5) Prior to February 22, 2000, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(6) Prior to October 27, 1995, the Corporations' name was Strong Municipal Money Market Fund, Inc.
(7) Prior to April 17, 1995, the Corporation's name was Strong U.S. Treasury Money Fund, Inc.

The Strong Corporate Bond Fund is a diversified series of Strong Corporate Bond Fund, Inc., which is an open-end management investment company. The Government Securities Fund is a diversified series of Strong Government Securities Fund, Inc., which is an open-end management investment company. The Strong Heritage Money Fund is a diversified series of Strong Heritage Reserve Series, Inc., which is an open-end management company.

The Strong Corporate Income Fund, Strong High-Yield Bond Fund, Strong Short-Term High Yield Bond Fund, and Strong Short-Term Income Fund are diversified series of Strong Income Funds, Inc., which is an open-end management investment company. The Strong Money Market Fund is a diversified series of Strong Money Market Fund, Inc., which is an open-end management investment company. Strong Municipal Bond Fund is a diversified series of Strong Municipal Bond Fund, Inc., which is an open-end management investment company. The Strong Intermediate Municipal Bond Fund, Strong Minnesota Tax-Free Fund, Strong Municipal Money Market Fund, Strong Short-Term High Yield Municipal Fund, Strong Tax-Free Money Fund and Strong Ultra Short-Term Municipal Income Fund are diversified series of Strong Municipal Funds, Inc., which is an open-end management investment company. The Strong Ultra Short-Term Income Fund is a diversified series of Strong Advantage Fund, Inc., which is an open-end management investment company. The Wisconsin Tax-Free Fund is a diversified series of Strong Municipal Funds, Inc., which is an open-end management investment company. The Strong Short-Term Bond Fund is a diversified series of Strong Short-Term Bond Fund, Inc., which is an open-end management investment company. The Strong Short-Term Municipal Bond Fund is a diversified series of Strong Short-Term Municipal Bond Fund, Inc., which is an open-end management investment company.

Each Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.

The Strong Florida Municipal Money Market Fund is a diversified series of the Strong Income Trust ("Trust"), which is an open-end management investment company.

The Trust is a Delaware statutory trust that is authorized to offer separate series of shares representing beneficial interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Trust Instrument provides that, if additional series of shares are issued by the Trust, such new series of shares may not affect the preferences, limitations, or relative rights of the Trust's outstanding shares. In addition, the Board of Trustees of the Trust is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Trust may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Trust has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion, or subscription rights. If the Trust issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.

Delaware law provides that shareholders of the Fund shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason.

Under the Trust Instrument, the Trustees may, without shareholder vote and with approval of a majority of Trustees, cause the Trust to merge or consolidate with one or more entities as long as the surviving entity is an open-end management investment company, or is a fund thereof, that will succeed to or assume the Trust's registration statement under the 1940 Act, or cause the Trust to incorporate under any state law. Under the Trust Instrument, the Trustees also may under specified circumstances, without shareholder vote and with approval of a majority of Trustees, cause the Trust to sell and convey all or substantially all of the Trust's assets to another series of the Trust or to another open-end investment company or a series thereof for adequate consideration, such as shares of the company, or sell or convert into money all or substantially all of the Fund's assets and distribute the shares or net proceeds ratably among the shareholders.

                              SHAREHOLDER MEETINGS

Wisconsin Business Corporation Law permits registered investment companies, such as each Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. Each Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

The Strong Income Trust will not hold annual shareholders' meeting unless required by law. There will normally be no annual meeting of shareholders in any year in which election of Trustees by shareholders is not required by the 1940 Act.

The Fund's Bylaws allow for a Director or trustee, as the case may be, to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the Director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

INVESTMENT OBJECTIVE. The Funds offer a comprehensive range of conservative to aggressive investment options. The Funds and their investment objectives are listed below.

FUND NAME                                         INVESTMENT OBJECTIVES
------------------------------------------------ ---------------------------------------------------------------------
GROWTH AND INCOME
------------------------------------------------ ---------------------------------------------------------------------
Strong Balanced Fund                             High total return consistent with reasonable risk over the long term.
------------------------------------------------ ---------------------------------------------------------------------
Strong Blue Chip Fund                            Total return by investing for both income and capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Dividend Income Fund                      Total return by investing for both income and capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Energy Fund                               Total return by investing for both capital growth and income.
------------------------------------------------ ---------------------------------------------------------------------
Strong Growth and Income Fund                    High total return by investing for capital growth and income.
------------------------------------------------ ---------------------------------------------------------------------
Strong Large Company Growth Fund                 Total return by investing for both income and capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Multi Cap Value Fund                      Long-term capital growth.  Current income is a secondary objective.
------------------------------------------------ ---------------------------------------------------------------------

EQUITY
------------------------------------------------ ---------------------------------------------------------------------
Strong Discovery Fund                            Capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Dow 30 Value Fund                         Capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Endeavor Fund                             Capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Enterprise Fund                           Capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Growth Fund                               Capital growth.
------------------------------------------------ ---------------------------------------------------------------------




------------------------------------------------ ---------------------------------------------------------------------
Strong Growth 20 Fund                            Capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Index 500 Fund                            To  approximate  as  closely  as  practicable   (before  fees  and
                                                 expenses)  the  capitalization-weighted  total  rate of  return of that portion of the U.S.  market for publicly traded common stocks composed of the larger capitalized companies.
------------------------------------------------ ---------------------------------------------------------------------
Large Cap Core Fund                              Capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Large Cap Growth Fund                     Capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Mid Cap Disciplined Fund                  Capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Multi Cap Value Fund                      Capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Opportunity Fund                          Capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Small Company Value Fund                  Capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Small/Mid Cap Value Fund                  Capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Strategic Value Fund                      Capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Technology 100 Fund                       Capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong U.S. Emerging Growth Fund                 Capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Value Fund                                Capital growth.
------------------------------------------------ ---------------------------------------------------------------------




------------------------------------------------ ---------------------------------------------------------------------
INCOME
------------------------------------------------ ---------------------------------------------------------------------
Strong Corporate Bond Fund                       Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
------------------------------------------------ ---------------------------------------------------------------------
Strong Corporate Income Fund                     Total return by investing for a high level of current income.
------------------------------------------------ ---------------------------------------------------------------------
Strong Government Securities Fund                Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
------------------------------------------------ ---------------------------------------------------------------------
Strong High-Yield Bond Fund                      Total return by investing for a high level of current income and capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Short-Term Bond Fund                      Total return by investing for a high level of current income with a low degree of share-price fluctuation.
------------------------------------------------ ---------------------------------------------------------------------
Strong Short-Term High Yield Bond Fund           Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
------------------------------------------------ ---------------------------------------------------------------------
Strong Short-Term Income Fund                    Total return by investing for a high level of current income.
------------------------------------------------ ---------------------------------------------------------------------

INTERNATIONAL EQUITY
------------------------------------------------ ---------------------------------------------------------------------
Strong Asia Pacific Fund                         Capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Overseas Fund                             Capital growth.
------------------------------------------------ ---------------------------------------------------------------------

LIFE STAGE SERIES
------------------------------------------------ ---------------------------------------------------------------------
Strong Aggressive Portfolio                      Capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Conservative Portfolio                    Total return by investing primarily for income and secondarily for capital growth.
------------------------------------------------ ---------------------------------------------------------------------
Strong Moderate Portfolio                        Total return by investing primarily for capital growth and secondarily for income.
------------------------------------------------ ---------------------------------------------------------------------

MONEY MARKET
------------------------------------------------ ---------------------------------------------------------------------
Strong Florida Municipal Money Market Fund       Federal tax exempt current income, a stable share price, and daily liquidity.
------------------------------------------------ ---------------------------------------------------------------------
Strong Heritage Money Fund                       Current income, a stable share price, and daily liquidity.
------------------------------------------------ ---------------------------------------------------------------------
Strong Money Market Fund                         Current income, a stable share price, and daily liquidity.
------------------------------------------------ ---------------------------------------------------------------------
Strong Municipal Money Market Fund               Federal tax-exempt current income, a stable share-price, and daily liquidity.
------------------------------------------------ ---------------------------------------------------------------------
Strong Tax-Free Money Fund                       Federal tax-exempt current income, a stable share-price, and daily liquidity.
------------------------------------------------ ---------------------------------------------------------------------

MUNICIPAL INCOME
------------------------------------------------ ---------------------------------------------------------------------
Strong Intermediate Municipal Bond Fund          Total return by investing for a high level of federally tax-exempt current income.
------------------------------------------------ ---------------------------------------------------------------------
Strong Minnesota Tax-Free Fund                   Total return by investing for a high level of current income that is exempt from federal and Minnesota personal income taxes.
------------------------------------------------ ---------------------------------------------------------------------
Strong Municipal Bond Fund                       Total return by investing for a high level of federally  tax-exempt current income with a moderate degree of share-price fluctuation.
------------------------------------------------ ---------------------------------------------------------------------
Strong Short-Term High Yield Municipal Fund      Total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
------------------------------------------------ ---------------------------------------------------------------------
Strong Short-Term Municipal Bond Fund            Total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation.
------------------------------------------------ ---------------------------------------------------------------------
Strong Wisconsin Tax-Free Fund                   Total return by investing for a high level of current income that is exempt from federal and Wisconsin personal income taxes.
------------------------------------------------ ---------------------------------------------------------------------

ULTRA SHORT
------------------------------------------------ ---------------------------------------------------------------------
Strong Ultra Short-Term Income Fund              Current income with a very low degree of share-price fluctuation.
------------------------------------------------ ---------------------------------------------------------------------
Strong Ultra Short-Term Municipal Income Fund    Federal tax-exempt current income with a very low degree of share-price fluctuation.
------------------------------------------------ ---------------------------------------------------------------------

The Advisor also serves as Advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

TYING TIME FRAMES TO YOUR GOALS. There are many issues to consider as you make your investment decisions, including your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can identify the appropriate types of investments to help meet your goals. As a general rule, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals select more conservative investments, such as, short-term bonds. The following are suggested holding periods to help you set realistic expectations for the risk and reward potential of Strong Funds. (See table below.) Of course, time is just one element to consider when making your investment decision.


                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS

       UNDER 1 YEAR               1 OR MORE YEARS                 4 OR MORE YEARS                 5 OR MORE YEARS
Florida Municipal Money     Ultra Short-Term Income Fund  Conservative Portfolio           Aggressive Portfolio
Market Fund                 Ultra Short-Term Municipal    Corporate Bond Fund              Asia Pacific Fund
Heritage Money Fund         Income Fund                   Corporate Income Fund            Balanced Fund
Money Market Fund                                         Government Securities Fund       Blue Chip Fund
Municipal Money                   2 OR MORE YEARS         High-Yield Bond Fund             Discovery Fund
Market Fund                 Short-Term Bond Fund          Intermediate Municipal           Dividend Income Fund
Tax-Free Money Fund         Short-Term High Yield         Bond Fund                        Dow 30 Value Fund
                            Bond Fund                     Minnesota Tax-Free Fund          Endeavor Fund
                            Short-Term High Yield         Municipal Bond Fund              Energy Fund
                            Municipal Fund                Wisconsin Tax-Free Fund          Enterprise Fund
                            Short-Term Income Fund                                         Growth Fund
                            Short-Term Municipal                                           Growth 20 Fund
                            Bond Fund                                                      Growth and Income Fund
                                                                                           Index 500 Fund
                                                                                           International Stock Fund
                                                                                           Large Cap Core Fund
                                                                                           Large Cap Growth Fund
                                                                                           Large Company Growth Fund
                                                                                           Mid Cap Disciplined Fund
                                                                                           Moderate Portfolio
                                                                                           Multi Cap Value Fund
                                                                                           Opportunity Fund
                                                                                           Overseas Fund
                                                                                           Small Company Value Fund
                                                                                           Small/Mid Cap Value Fund
                                                                                           Strategic Value Fund
                                                                                           Technology 100 Fund
                                                                                           U.S. Emerging Growth Fund
                                                                                           Value Fund



                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year ended October 31, 2004, PricewaterhouseCoopers, LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, were the independent registered public accounting firm for the Funds. Effective November 1, 2004, KPMG, LLP, 303 East Wacker Drive, Chicago, IL 60601-5212 are the independent registered public accounting firm for the Funds, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.


                                  LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202, acts as legal counsel for the Fund.

                              FINANCIAL STATEMENTS

The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:

     1.   Schedules of Investments in Securities.

     2.   Statements of Assets and Liabilities.

     3.   Statements of Operations.

     4.   Statements of Changes in Net Assets.

     5.   Notes to Financial Statements.

     6.   Financial Highlights.

     7.   Report of Independent Registered Public Accounting Firm.

                    APPENDIX A- DEFINITION OF CREDIT RATINGS

                     STANDARD & POOR'S ISSUE CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.


                STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated `BB', `B', `CCC', `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated `CC' is currently highly vulnerable to nonpayment.

C
The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C
The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

P
The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R
The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.


                            MOODY'S LONG-TERM RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

AAA
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

AA
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

CAA
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk..

CA
Obligations rated Ca are highly speculative and are likely in, over very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Moody's appends numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                 FITCH RATINGS ("FITCH") NATIONAL CREDIT RATINGS

For those countries with sub and low investment grade foreign and local currency sovereign ratings, and where there is demand for such ratings, Fitch will provide national ratings. The national rating scale is essentially a relative measure of creditworthiness, applicable only within the country concerned. Under this scale, an "AAA" long-term national rating will be assigned to the best risk within that country, which in most, though not all, cases will be the sovereign state itself. National ratings are identified by the addition of a special suffix for the country concerned, such as "AAA(arg)" for national ratings in Argentina.

Since both national and local currency ratings measure the credit risk associated with local currency issues, rating relativities will be consistent between the two scales. However, since national scales are designed to use the full range of rating notches available, a notch on the local currency scale will often be consistent with a range of notches on the national rating scale. Unlike local currency ratings, national ratings have little or no default history to draw on.

Users of national ratings should be aware that issuers and issues rated "AAA" may still represent significant investment risk, especially in countries with low sovereign ratings. They should also be aware that national ratings in countries with low local currency sovereign ratings may experience high volatility.


            FITCH RATINGS ("FITCH") LONG-TERM NATIONAL CREDIT RATINGS

AAA (XXX)
`AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA (XXX)
`AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A (XXX)
`A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB (XXX)
`BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB (XXX)
`BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (XXX)
`B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC (XXX), CC (XXX), C (XXX)
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD (XXX), DD (XXX), D (XXX)
These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA(xxx)' national rating category or to categories below `CCC (xxx)'.

                               SHORT-TERM RATINGS

                STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1
A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


           STANDARD & POOR'S SHORT-TERM MUNICIPAL ISSUE CREDIT RATINGS

A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.


                           MOODY'S SHORT-TERM RATINGS

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.


Moody's employs the following designations to indicate the relative repayment ability of rated issuers:


PRIME-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations

PRIME-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

PRIME-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


           FITCH RATINGS ("FITCH") NATIONAL SHORT-TERM CREDIT RATINGS

F1 (XXX)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2 (XXX)
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (XXX)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (XXX)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (XXX)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (XXX)
Indicates actual or imminent payment default.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to an F1(xxx) rating class to denote relative status within the category.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, Fitch's national short-term rating definitions for F1+ (xxx), F1
(xxx), F2 (xxx) and F3 (xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

                APPENDIX B - ASSET COMPOSITION BY CREDIT RATINGS

For its fiscal year ended October 31, 2004, the Fund's assets were invested in the credit rating categories shown below. Percentages are computed on a dollar-weighted basis and are an average of twelve monthly calculations for each Fund. In cases where a security is rated in different categories by different rating agencies, the Fund or the Advisor may choose a convention of following the higher or lower rating for its securities.


STRONG CORPORATE BOND FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     2.2%                                                 0.0%
AA                      0.7%                                                 0.0%
A                      13.4%                                                 0.0%
BBB                    78.5%                                                 0.0%
BB                      4.9%                                                 0.0%
B                       0.2%                                                 0.0%
CCC                     0.1%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Total                 100.00%                                                0.0%

STRONG CORPORATE INCOME FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     6.4%                                                 0.0%
AA                     25.0%                                                 0.0%
A                      41.3%                                                 0.0%
BBB                    27.2%                                                 0.0%
BB                      0.0%                                                 0.0%
B                       0.0%                                                 0.0%
CCC                     0.0%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
    Total             100.0%                                                0.0%

STRONG GOVERNMENT SECURITIES FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    98.1%                                                 0.1%
AA                      0.8%                                                 0.0%
A                       0.3%                                                 0.0%
BBB                     0.0%                                                 0.0%
BB                      0.0%                                                 0.0%
B                       0.0%                                                 0.0%
CCC                     0.0%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Total                  99.9%                                                 0.1%

(1) The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).

STRONG HIGH-YIELD BOND FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     1.5%                                                 0.0%
AA                      0.2%                                                 0.8%
A                       0.2%                                                 0.0%
BBB                     0.3%                                                 0.0%
BB                     17.7%                                                 4.1%
B                      52.9%                                                 3.5%
CCC                    15.9%                                                 0.4%
CC                      0.5%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.9%                                                 1.1%
Total                  90.1%                                                 9.9%


STRONG INTERMEDIATE MUNICIPAL BOND FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    34.2%                                                 0.9%
AA                     22.5%                                                 2.5%
A                      21.6%                                                 1.3%
BBB                    10.5%                                                 5.1%
BB                      0.0%                                                 0.7%
B                       0.6%                                                 0.1%
CCC                     0.0%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Total                  89.4%                                                10.6%

(1) The indicated percentages are based on the highest rating received from any one NRSRO; except that, for the Strong High Yield Bond Fund, the Fund or Advisor may choose a convention of following the lowest rating from any one NRSRO for all securities that are rated in different categories by different NRSROs.

STRONG MINNESOTA TAX-FREE FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    51.0%                                                 1.7%
AA                     23.4%                                                 0.1%
A                      13.6%                                                 2.4%
BBB                     6.1%                                                 0.5%
BB                      0.1%                                                 1.1%
B                       0.0%                                                 0.0%
CCC                     0.0%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Total                  94.2%                                                 5.8%

STRONG MUNICIPAL BOND FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    22.3%                                                 0.2%
AA                      5.5%                                                 3.4%
A                      14.2%                                                 2.8%
BBB                    22.3%                                                13.6%
BB                      2.9%                                                 9.7%
B                       2.3%                                                 0.0%
CCC                     0.0%                                                 0.0%
CC                      0.0%                                                 0.2%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.6%
Total                  69.5%                                                30.5%

STRONG SHORT-TERM BOND FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    50.3%                                                 0.0%
AA                     12.3%                                                 0.0%
A                      12.5%                                                 0.0%
BBB                    21.1%                                                 0.0%
BB                      3.7%                                                 0.0%
B                       0.1%                                                 0.0%
CCC                     0.0%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%
Total                 100.0%                                                 0.0%

(1) The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).

STRONG SHORT-TERM HIGH YIELD BOND FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                     3.8%                                                 0.0%
AA                      0.0%                                                 0.0%
A                       0.0%                                                 0.0%
BBB                     5.8%                                                 0.0%
BB                     54.1%                                                 0.0%
B                      35.4%                                                 0.1%
CCC                     0.8%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Total                  99.9%                                                 0.1%

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    10.0%                                                 0.0%
AA                      7.2%                                                 2.5%
A                      11.5%                                                 1.9%
BBB                    28.0%                                                12.0%
BB                      6.0%                                                13.5%
B                       1.7%                                                 2.8%
CCC                     0.5%                                                 0.6%
CC                      0.0%                                                 0.5%
C                       0.0%                                                 0.3%
D                       0.0%                                                 1.0%
Total                  64.9%                                                35.1%
-------------- ---------------------------- -----------------------------------------------------------------------

STRONG SHORT-TERM INCOME FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    54.8%                                                 0.0%
AA                     11.4%                                                 0.0%
A                      12.6%                                                 0.0%
BBB                    21.2%                                                 0.0%
BB                      0.0%                                                 0.0%
B                       0.0%                                                 0.0%
CCC                     0.0%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Total                 100.0%                                                 0.0%


(1) The indicated percentages are based on the highest rating received from any one NRSRO; except that, for the Strong Short-Term High Yield Bond Fund, the Fund or Advisor may choose a convention of following the lowest rating from any one NRSRO for all securities that are rated in different categories by different NRSROs.

STRONG SHORT-TERM MUNICIPAL BOND FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    23.2%                                                 0.4%
AA                     12.4%                                                 3.1%
A                      18.9%                                                 3.7%
BBB                    21.3%                                                 8.5%
BB                      1.8%                                                 5.3%
B                       0.5%                                                 0.3%
CCC                     0.1%                                                 0.0%
CC                      0.0%                                                 0.2%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.3%
Total                  78.2%                                                21.8%
-------------- ---------------------------- -----------------------------------------------------------------------


STRONG ULTRA SHORT-TERM INCOME FUND

                          RATED                                      ADVISOR'S ASSESSMENT
RATING                 SECURITIES*                                  OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    53.6%                                                 0.0%
AA                     10.2%                                                 0.4%
A                      11.1%                                                 0.4%
BBB                    19.9%                                                 0.0%
BB                      4.0%                                                 0.2%
B                       0.0%                                                 0.0%
CCC                     0.2%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Total                  99.0%                                                 1.0%

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                 SECURITIES*                                  OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    21.5%                                                 0.8%
AA                     12.7%                                                 1.8%
A                      18.5%                                                 6.3%
BBB                    17.5%                                                15.1%
BB                      0.9%                                                 3.6%
B                       0.1%                                                 0.9%
CCC                     0.0%                                                 0.1%
CC                      0.0%                                                 0.1%
C                       0.0%                                                 0.0&
D                       0.0%                                                 0.1%
Total                  71.2%                                                28.8%


(1) The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).

STRONG WISCONSIN TAX-FREE FUND
                          RATED                                      ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    32.2%                                                 4.9%
AA                      5.3%                                                 0.0%
A                       6.5%                                                10.1%
BBB                     8.7%                                                23.5%
BB                      0.4%                                                 8.2%
B                       0.2%                                                 0.0%
CCC                     0.0%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Total                  53.3%                                                46.7%

(1) The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).

                           APPENDIX C - SHARE CLASSES


THE GOVERNMENT SECURITIES FUND, MINNESOTA TAX-FREE FUND, SHORT-TERM MUNICIPAL BOND FUND, AND WISCONSIN TAX-FREE FUND OFFER CLASS C SHARES.


FRONT-END SALES LOAD


There is no front-end sales charge (load) for Class C shares.


DEALER COMPENSATION

Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

In addition to the payments above, the Distributor and/or its affiliates may provide financial support to securities dealers that sell shares of the Fund. This support is based primarily on the amount of sales of Fund shares and/or total assets with the Fund. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts relating to the Fund; a securities dealer's support of, and participation in, the Distributor's marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Fund. Financial support to securities dealers may be made by payments from the Distributor's resources, from the Distributor's retention of underwriting concessions, and from payments to the Distributor under Rule 12b-1 plans. In addition, certain securities dealers may receive brokerage commissions generated by Fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

The Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on the Fund and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Fund, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Distributor.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you invest in Class C shares, a CDSC may apply on any shares you sell within 1 year of purchase. The CDSC is 1% based on your original purchase price. For purposes of calculating the CDSC, the start of the 1-year holding period is the first day of the month in which the purchase was made. The Fund will use the "first-in, first-out" method when taking the CDSC.


REINSTATEMENT PRIVILEGE
If you sell your Class C shares of a Strong Fund, you may, upon written request, exercise a one-time right to reinvest some or all of the proceeds into an identically registered account in the same class and Strong Fund within 90 days. If you paid a CDSC when you redeemed your Class C shares, we may credit your account with the amount of the CDSC paid, but a new CDSC holding period may apply to the reinvested shares. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same Fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax advisor for further information.


CDSC WAIVERS

The CDSC for Class C shares generally will be waived for:

1.   Account and transaction fees.

2. Redemptions by the Fund when an account falls below the minimum required account size.


3. Redemptions following the death or disability of the shareholder or beneficial owner, provided that the shares are sold within one year following the death or the initial determination of disability. A certified copy of a death certificate or a doctor's certificate that specifically references the definitions of "disability" as defined in Internal Revenue Code Section 72(m)(7) must accompany the request. This waiver applies to individual shareholders, as well as shares held in joint tenancy.


4. Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan. Systematic withdrawals of 12% annually require that the minimum distribution for such plan is no less than $250 per month.

5. Redemptions by an employee benefit plan or trust account whose third party administrator or dealer has entered into an agreement with the Distributor or the Administrator or one of their affiliates to perform certain document or administrative services, subject to operational and minimum size requirements specified from time to time by the Distributor or the Administrator or one of their affiliates.

6. Distributions from individual retirement accounts (IRAs) due to death or disability (as defined in the IRC) or for mandatory distributions once the shareholder reaches age 70 1/2. Mandatory redemptions at age 70 1/2 must represent a minimum required pro rata distribution.

7.   Returns  of  excess  contributions  (and  earnings,   if  applicable)  from
     retirement plan accounts.


8.   Participant   initiated   distributions  from  employee  benefit  plans  or
     participant initiated exchanges among investment choices in employee benefit plans.

9. Redemptions of shares acquired by investments through certain dealers (including registered investment advisors and financial planners) that have established certain operational arrangements with the Administrator that include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account, or a similar program under which such clients pay a fee to such dealer.


ADDITIONAL DEALER COMMISSIONS/CONCESSIONS

From time to time, the Distributor, at its expense, may provide additional commissions, compensation, or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Distributor may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, the Distributor may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any governing self-regulatory agency, such as the NASD.

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")


STRONG ADVISOR BOND FUND, A SERIES FUND OF STRONG INCOME FUNDS II, INC.
STRONG ADVISOR MUNICIPAL BOND FUND, A SERIES FUND OF STRONG INCOME FUNDS, INC. STRONG ADVISOR SHORT DURATION BOND FUND, A SERIES FUND OF STRONG SHORT-TERM GLOBAL BOND FUND, INC.
STRONG ADVISOR STRATEGIC INCOME FUND, A SERIES FUND OF STRONG SHORT-TERM GLOBAL BOND FUND, INC.

P.O. Box 2936 Milwaukee, WI 53201
Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@Strong.com
web site:  www.Strong.com


Throughout this SAI, "the Fund" is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a prospectus and should be read together with the prospectus for the appropriate Fund dated March 1, 2005. Requests for copies of the prospectus should be made by calling any number listed above. The financial statements appearing in the Annual Report, which accompanies this SAI, are incorporated into this SAI by reference.



























                                  March 1, 2005








RT49160 03-05                                              ADVINCS/WH4118 03- 05

TABLE OF CONTENTS                                                           PAGE
INVESTMENT RESTRICTIONS.......................................................4
INVESTMENT POLICIES AND TECHNIQUES............................................6

   Strong Advisor Bond Fund...................................................6
   Strong Advisor Municipal Bond Fund.........................................6
   Strong Advisor Short Duration Bond Fund....................................6
   Strong Advisor Strategic Income Fund.......................................7
   Asset-Backed Debt Obligations..............................................7
   Borrowing..................................................................8
   Cash Management............................................................8
   Commercial Paper...........................................................8
   Convertible Securities.....................................................9
   Debt Obligations...........................................................9
   Depositary Receipts.......................................................10
   Derivative Instruments....................................................10
   Duration..................................................................20
   Exchange-Traded Funds.....................................................20
   Foreign Investment Companies............................................. 21
   Foreign Risks.............................................................21
   Governmental/Municipal Obligations....................................... 23
   High-Yield (High-Risk) Securities.........................................24
   Illiquid Securities.......................................................25
   Inflation-Indexed Securities..............................................26
   Lending of Portfolio Securities...........................................26
   Loan Interests............................................................27
   Maturity..................................................................28
   Mortgage-Backed Debt Securities...........................................29
   Repurchase Agreements.....................................................30
   Reverse Repurchase Agreements and Mortgage Dollar Rolls...................30
   Sector Concentration......................................................31
   Short-Hold Trading Strategy...............................................31
   Short Sales...............................................................31
   Sovereign Debt............................................................31
   Standby Commitments.......................................................33
   Taxable Securities........................................................33
   Temporary Defensive Position............................................. 34
   U.S. Government Securities................................................34
   Variable- or Floating-Rate Securities.....................................34
   Warrants..................................................................35
   When-Issued and Delayed-Delivery Securities...............................35
   Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities......................36
DIRECTORS AND OFFICERS.......................................................36
PRINCIPAL SHAREHOLDERS.......................................................41
INVESTMENT ADVISOR...........................................................43
INVESTMENT SUB-ADVISOR.......................................................48
ADMINISTRATOR................................................................49
DISTRIBUTOR..................................................................52
DISTRIBUTION PLAN............................................................54
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................57
CUSTODIAN....................................................................59
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.................................60
TAXES........................................................................63
DETERMINATION OF NET ASSET VALUE.............................................66
ADDITIONAL SHAREHOLDER INFORMATION...........................................67
ORGANIZATION.................................................................71
SHAREHOLDER MEETINGS.........................................................72
INDEPENDENT  REGISTERED PUBLIC ACCOUNTING FIRM...............................74
LEGAL COUNSEL................................................................74
FINANCIAL STATEMENTS.........................................................74
APPENDIX A - DEFINITION OF CREDIT RATINGS....................................75
APPENDIX B - ASSET COMPOSITION BY CREDIT RATINGS.............................82
APPENDIX C - SHARE CLASSES...................................................84


No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT LIMITATIONS

The following are the Fund's fundamental investment limitations that, along with the Fund's investment objectives (which are described in the prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.

Unless indicated otherwise below, the Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (a) borrow money from banks and (b) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended, ("1940 Act") that may involve a borrowing, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, ("Securities Act") in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

10. May not, under normal conditions, invest less than 80% of its net assets in municipal securities.

Fundamental Investment Limitation No. 10 applies only to the Advisor Municipal Bond Fund. Investments in any Strong municipal money market fund will be considered investments in municipal securities.

"Industry" classifications under Fundamental Investment Limitation No. 7 are based on the O'Neil Composite, as amended, or such comparable published classification as the Advisor shall select.

NON-FUNDAMENTAL OPERATING POLICIES

The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.

6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act.

7. Borrow money except (a) from banks or (b) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8. Make any loans other than loans of portfolio securities, except through (a) purchases of debt securities or other debt instruments or (b) engaging in repurchase agreements.

9. Make changes to the investment policy requiring a Fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, a minimum percentage of the Fund's net assets which for purposes of this policy includes borrowings for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60-days' advance notice to the Fund's shareholders.

Non-Fundamental Operating Policy No. 9 applies only to the Advisor Bond Fund, Advisor Municipal Bond Fund, and the Advisor Short Duration Bond Fund.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction. However, if, at any time, the Fund should fail to meet the 33 1/3% limitation in Fundamental Investment Limitation No. 2, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet the limitation. Maintenance of this percentage limitation may result in the sale of portfolio securities by the Fund at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objectives, strategies, policies, techniques, and risks as described in the prospectus.

STRONG ADVISOR BOND FUND

o Under normal conditions, at least 80% of the Fund's net assets will be invested in investment-grade debt obligations (e.g., debt obligations rated AAA through BBB by S&P).
o    The   Fund   may   also   invest   up  to  20%  of  its   net   assets   in
     non-investment-grade debt obligations and other high-yield (high-risk) securities (e.g., debt obligations rated BB through C by S&P).
o The Fund may invest up to 20% of its net assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

o    Wells  Capital  Management   Incorporated,   the  Fund's  Sub-advisor  (the
     "Sub-advisor") may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Sub-advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Sub-advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Sub-advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG ADVISOR MUNICIPAL BOND FUND

o Under normal conditions, the Fund invests at least 80% of its net assets in municipal bonds. o Under normal conditions, at least 75% of the Fund's net assets will be invested in higher-quality securities (e.g., securities rated A or higher by S&P).
o The Fund may invest up to 10% of its net assets in non-investment grade securities (e.g., securities rated BB through C by S&P).
o The Fund may invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. Government securities, bank and corporate obligations, and short-term, fixed-income securities.

o The Sub-advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Sub-advisor determines that a temporary defensive position is advisable.


o The Fund may invest in shares of money market funds that the Sub-advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Sub-advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG ADVISOR SHORT DURATION BOND FUND


o Under normal conditions, the Fund invests at least 80% of its net assets in debt obligations. The Fund will normally maintain a duration of one year or less.
o The Fund may invest up to 35% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 30% of its net assets directly or indirectly in foreign securities.
o The Sub-advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Sub-advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Sub-advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Sub-advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG ADVISOR STRATEGIC INCOME FUND

o Under normal conditions, the Fund invests at least 65% of its total assets in medium- and lower-quality debt obligations of corporate issuers (e.g., debt obligations rated BBB through C by S&P).
o The Fund may also invest in debt obligations that are in default, but such obligations are not expected to exceed 20% of the Fund's net assets.
o The Fund may also invest up to 20% of its net assets in common stocks and securities that are convertible into common stocks, such as warrants.

o The Fund may invest up to 30% of its net assets directly or indirectly in foreign securities.
o The Sub-advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Sub-advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Sub-advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.
o The Sub-advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


Unless noted above otherwise, if the Fund adheres to a percentage restriction specified above at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows and redemptions), in the market value of the investment, or in the pricing, liquidity, or rating of the investment will not constitute a violation of that percentage restriction.

Net assets is defined as net assets plus borrowings for investment purposes.


The following information supplements the discussion of each Fund's investment objectives, strategies, policies, techniques, and risks described in the prospectus and applies to each Fund, unless noted otherwise. References to Wells Fargo Funds Management, LLC, the Funds' investment advisor ("Advisor"), include the Sub-advisor where applicable.


ASSET-BACKED DEBT OBLIGATIONS

Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk and bankruptcy of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing selective credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities backed by assets other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above, may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

BORROWING

The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when its bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.

The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund pays a commitment fee to the banks in order for the LOC to be available.

CASH MANAGEMENT


The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Advisor Money Funds"). All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Advisor Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.


COMMERCIAL PAPER

Commercial paper is a debt obligation usually issued by corporations (including foreign corporations) and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may be deemed a restricted security thereby causing it to be illiquid or reducing its liquidity in certain circumstances.

Asset-backed commercial paper is a form of commercial paper generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper at maturity.

CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

DEBT OBLIGATIONS

The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, which means that, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield but the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the lesser its sensitivity to changes in interest rates and the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.

CREDIT QUALITY. The value of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers and obligors. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

THE FOLLOWING  SECTION  APPLIES TO EACH FUND EXCEPT THE ADVISOR  MUNICIPAL  BOND
FUND.
DEPOSITARY RECEIPTS

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S.
securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

DERIVATIVE INSTRUMENTS

IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with its investment objectives, such as for hedging, managing risk, or obtaining market exposure. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as "underlying assets") or indexes.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

MANAGING RISK/MARKET EXPOSURE. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, or holding certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (i.e., stocks or bonds) would provide.

EXCHANGE-TRADED   AND   OTC   DERIVATIVES.   Derivative   instruments   may   be
exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. On the other hand, OTC derivative transactions are not traded on established exchanges and are not guaranteed by the creditworthiness of any exchange. Consequently, OTC derivative transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument. OTC derivative transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

RISKS. The use of derivative instruments involves risks as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

         (1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objectives.

         (2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract. In certain circumstances, the Advisor will obtain collateral for the Fund from the counterparty to minimize this credit risk.

         (3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

         (4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

         (5)  LEGAL  RISK.  Legal  risk is the risk of loss  caused by the legal unenforceability of a party's obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.

         (6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.

The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA") and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

LEVERAGED  DERIVATIVE  TRANSACTIONS.  The SEC  has  identified  certain  trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises senior security issues, as defined under the 1940 Act. In order to avoid creating a senior security and to limit the potential problems for leveraging of the Fund's assets when the Fund invests in derivatives, the SEC has stated that the Fund may use coverage or designation of the Fund's liquid assets. To the extent required by SEC guidelines, the Fund will not enter into any such leveraging derivative transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not "covered". Assets designated on the Fund's records cannot be sold while the related derivative position is open unless they are replaced with similar assets, and such designated assets may be deemed illiquid. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).

OPTIONS. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

The Fund may hold (buy) and write (sell) put and call options on underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

SPREAD OPTION TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.

To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Single-stock futures are futures traded on individual stocks. When buying or selling single-stock futures, the Fund is obligated to fulfill the terms of the contract upon expiration, unless it offsets the position before then. Single-stock futures carry higher margin requirements than regular futures contracts. Trading single-stock futures also involves the risk of losing more than the Fund's initial investment.

THE FOLLOWING "FOREIGN CURRENCY DERIVATIVES" SECTION APPLIES TO EACH FUND EXCEPT THE ADVISOR MUNICIPAL BOND FUND. FOREIGN CURRENCY DERIVATIVES. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S.
dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.


In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.



The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When  the  Fund  engages  in  a  transaction  in a  currency-related  derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange that provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the SEC guidelines, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets is so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain that may result from an increase in the value of that currency.


"SWAP" DERIVATIVE TRANSACTIONS. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or "collar" amounts.


The "notional amount" of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement ("net amount") and not the notional amount differences themselves. The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.

CREDIT DERIVATIVES. Credit derivatives are a form of derivative that are divided into two basic types, credit default swaps and total return swaps, and are usually governed by the standard ISDA Master Agreement terms and conditions. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates. Another type of credit derivative is the credit-linked notes and other forms of debt obligations with an embedded credit default swap component. In this type of credit derivative, payments of principal and interest are linked to the performance of one or more reference debt securities or assets. In all of these credit derivative transactions, the same general risks of derivative transactions are present, but they offer greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index, which is the basis for the periodic payment. If the Fund writes a credit default swap, it receives a premium up front but the Fund's exposure under the credit default swap is a form of leverage and will be subject to the restrictions on leveraged derivatives discussed above.

ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the prospectus, the Advisor expects to use additional derivative instruments and to employ other hedging or risk management techniques using derivatives. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

DURATION

Duration was developed as a more precise alternative to the concept of "maturity" for a debt security or portfolio of debt securities. Traditionally, a debt security's maturity has been used as a proxy for the sensitivity of the debt security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt security provides its final payment, taking no account of the expected timing of the security's principal and interest payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, and call features into one measure. Duration management is one of the fundamental tools used by the Advisor.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt obligation with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

Futures, options, and options on futures have durations that, in general, are closely related to the duration of the debt securities that underlie them. Holding long futures or call option positions will lengthen the duration of the Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying debt securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the debt securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount of time that selling an equivalent amount of the underlying debt securities would.

There are some situations where even the standard duration calculation does not completely reflect the interest rate exposure or projected cash flows of a debt security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure and duration correspond to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure than the stated final maturity. Finally, the duration of a debt obligation may vary over time in response to changes in interest rates and other market factors.

EXCHANGE-TRADED FUNDS

Exchange-Traded Funds ("ETF") represent shares of ownership in mutual funds or unit investment trusts ("UIT"), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

THE FOLLOWING  SECTION  APPLIES TO EACH FUND EXCEPT THE ADVISOR  MUNICIPAL  BOND
FUND.
FOREIGN INVESTMENT COMPANIES

The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

THE FOLLOWING  SECTION  APPLIES TO EACH FUND EXCEPT THE ADVISOR  MUNICIPAL  BOND
FUND.
FOREIGN RISKS

Foreign securities are securities issued by a foreign government or securities issued by a company incorporated in a foreign country. Investing in foreign securities involves certain risks not present in investing in U.S. securities, and many of these risks are discussed below. For example, many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, the Fund has the risk of obtaining less publicly available information concerning these foreign issuers and foreign securities than is available concerning U.S. issuers. In addition, the Fund has the risk that disclosure, reporting and regulatory standards for foreign issuers may be less stringent in certain foreign countries (especially emerging market countries) than in the U.S. and other major markets. There also may be a lower level of effective government regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations in these emerging markets may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets, are not generally subject to the same uniform accounting, auditing and financial reporting standards in the U.S. and other developed countries. The Fund also has the risk that it's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

Foreign securities may be subject to the instability of foreign governments and/or their relationship with the U.S. government (including concerns over nationalization of U.S. assets); unilateral actions of the foreign government about payment of its own debt or restricting payments of foreign company debt; and unilateral actions of the U.S. government with respect to treaties, trade, capital flows, immigration, and taxation with that foreign country or affecting that foreign company.

The Fund's costs attributable to investing in foreign securities may be higher than those attributable to domestic investments-- and this is particularly true with respect to investments in emerging capital markets. For example, the Fund's cost of maintaining custody of its foreign securities usually exceeds its custodial costs for domestic securities; and the Fund's transaction and settlement costs of for foreign securities usually are higher than those attributable to domestic investing. The Fund's costs associated with the exchange of and hedging foreign currencies also make investing in foreign securities more expensive than domestic investments. The Fund's investment income on certain foreign securities may be subject to foreign withholding or other foreign taxes that could reduce the Fund's total return on its investments in foreign securities. Tax treaties between the U.S. and certain foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

Foreign markets also have different clearance and settlement procedures. In certain foreign markets, there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult for the Fund to conduct or timely settle such transactions. Delays in foreign settlement could result in unexpected, temporary periods when the Fund's assets are uninvested and are earning no investment return. The Fund's inability to make and timely settle foreign security purchases due to settlement problems could cause the Fund to miss foreign investment opportunities. On the sell-side, the Fund's inability to dispose of a foreign security due to settlement problems could result either in unexpected losses to the Fund (due to subsequent declines in the value of such foreign security) or, if the Fund is unable to deliver the foreign security to the purchaser, could result in the Fund's possible liability to the purchaser.

In addition, the Fund's investment in any security payable in a foreign currency is subject to the risk of changes in the value of the U.S. dollar versus the value of the foreign currency.

Non-foreign securities may also be directly or indirectly subject to foreign risks because of, for example, the issuer's affiliation with a foreign company or the multinational nature of the issuer's operations. The type and aggregate level of foreign risk can vary significantly between individual securities held by the Fund. A summary of certain common types of debt-obligations affected by foreign risks is presented below:

NON-DOLLAR BONDS (INTERNATIONAL BONDS). Foreign governments, U.S. and international agencies, and corporations may issue debt instruments with interest and/or principal payable in currencies other than the U.S. dollar. These types of debt instruments are usually known as "non-dollar bonds." For U.S.-based investors, these non-dollar bonds entail foreign currency risk as described above. While some foreign currencies tend to trade in a moderate range versus the U.S. dollar, other foreign currencies may exhibit dramatic and/or unexpected increases or decreases in value relative to the U.S. dollar. Freely floating foreign currencies have no limit on the degree of appreciation or depreciation they may experience. Even foreign currencies which are managed by foreign governments and central banks to track the value of the U.S. dollar or a "basket" of securities ("managed float" or "peg") can in fact gain or lose value in U.S. dollar terms. Such managed currency arrangements can break down at any time, resulting in significant U.S. dollar valuation swings for those non-dollar bonds paying in these foreign currencies. While the most common issuers of non-dollar bonds are domiciled outside the United States, U.S entities can choose to offer bonds payable in foreign currencies.

YANKEE BONDS. "Yankee" bonds are debt instruments issued and/or registered in the United States by non-U.S. borrowers (also called "Yankee issuers") paying interest and principal in U.S. dollars. Yankee issuers may have significant operations or entire subsidiaries located in the United States, or they may have U.S. funding arms, but no U.S. business operations. U.S. holders of Yankee bonds are not directly subject to foreign currency risk, but exchange rate movements may have an indirect influence on the market price of Yankee bonds since they impact the financial condition of the Yankee issuer. For example, a Canadian-based company raising capital in the U.S. market by issuing Yankee bonds could face a change in its business results (and therefore its creditworthiness) due to a change in the value of the Canadian dollar versus the U.S. dollar. Yankee bonds may also be subject to foreign, political, legal, accounting, regulatory, and disclosure risks discussed above.

U.S. SUBSIDIARY BONDS. A U.S. subsidiary bond is a debt instrument issued by a U.S. operating company which is owned, directly or indirectly, by a foreign company. Like Yankee bonds, U.S. subsidiary bonds are payable in U.S. dollars, and consequently avoid direct foreign currency risk for U.S. holders. However, as with Yankee bonds, the creditworthiness of the U.S. subsidiary issuing the bonds (and market value of the U.S. subsidiary's bonds) can be influenced by foreign currency movements and the other foreign risk factors noted above to the extent that the foreign parent company's business prospects are affected by such foreign risks.

U.S. MULTI-NATIONAL BONDS. A U.S. multi-national bond is a debt instrument issued in the U.S. by a subsidiary of a multi-national company (which multi-national company is domiciled in the United States). The issuing subsidiary could be domiciled in the U.S. or in a foreign country, and could be either an operating subsidiary or a funding vehicle for the multi-national parent company. A U.S. multi-national bond can be issued in U.S. dollars or other foreign currencies. If issued by the subsidiary company in a foreign currency, a U.S. Multinational bond embodies the same foreign currency risks described above for Non-Dollar bonds. If issued by the subsidiary in U.S. dollars, there is no direct foreign currency risk for U.S. investors, but indirect foreign currency risks affecting the multi-national operations of the parent company remain. Many U.S. multi-national companies derive a greater share of revenues and earnings from foreign activities than from U.S. operations.
Consequently, financial results and the creditworthiness of these U.S. multi-national companies (and the market value of the debt instruments issued by their subsidiaries) can be affected (to a greater or lesser extent) by the foreign risk factors described above.

U.S. DOLLAR FOREIGN BONDS. U.S. dollar foreign bonds are debt instruments issued by foreign governments, supra-national foreign organizations, foreign subsidiaries of U.S. multinational companies, foreign corporations and offshore registered entities payable in U.S. dollars. Principal and interest on these bonds are payable in U.S. dollars, so there is no direct foreign currency risk for U.S. holders. However, indirect foreign currency risk and the other foreign risk factors may apply to the foreign issuers of these U.S. dollar foreign bonds, and affect the market value of these bonds. (Note: These foreign issuers of U.S. dollar foreign bonds may also have U.S. subsidiaries or U.S. parent that issue debt instruments themselves. Accordingly, it is not uncommon that one multi-national company may issue bonds both at its subsidiary level and at its parent level--and, depending if the issuer is a U.S. entity or a foreign entity, one bond could be categorized as a "foreign security" while the other bond categorized as a U.S. security).

GOVERNMENTAL/MUNICIPAL OBLIGATIONS

IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States (including the
District of Columbia) and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets, or domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. (See "Participation Interests" below.) States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are usually secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

MORTGAGE-BACKED BONDS. The Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

PARTICIPATION INTERESTS. A participation interest gives the Fund an undivided interest in a municipal debt obligation in the proportion that the Fund's participation interest bears to the principal amount of the underlying obligation. These underlying obligations may have fixed, floating, or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be federal tax-exempt. If the Fund purchases unrated participation interests, the Board or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or repurchase obligation of the selling institution. When determining whether such a participation interest meets the Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.

PASS-THROUGH CERTIFICATES. The Fund may also invest in pass-through certificates or securities issued by partnerships and grantor trusts. These securities allow the Fund to receive principal and interest payments on underlying obligations and such securities may have fixed, floating, or variable rates of interest. The pass-through certificates may be backed by a letter of credit, guarantee, or liquidity provider and, if the pass-through certificate is intended to be a tax-exempt security, it is generally accompanied by an opinion of counsel that the interest on the pass-through certificates will be exempt from federal income tax. The Fund may only invest in these securities if they meet the Fund's credit-quality and eligibility requirements.

THE FOLLOWING  SECTION  APPLIES TO EACH FUND EXCEPT THE ADVISOR  MUNICIPAL  BOND
FUND.
HIGH-YIELD (HIGH-RISK) SECURITIES

IN GENERAL. Non-investment grade debt obligations ("lower-quality securities") include (1) debt obligations rated between BB and C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other NRSROs; (2) commercial paper rated as low as C by S&P, Not Prime by
Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable credit quality as determined by the Advisor. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy of the obligor. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A for a description of the NRSRO credit ratings.

EFFECT OF INTEREST RATES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All fixed interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities (which react primarily to fluctuations in the general level of interest rates). Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities may be unsecured and may be subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

DECREASED FUND LIQUIDITY. As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount to its existing market value to meet redemptions. Any such redemption would force the Fund to sell the more liquid portion of its portfolio.

PREPAYMENT RISK. Lower-quality and comparable unrated securities typically bear higher rates of interest than higher- and medium-quality securities, and generally contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

CREDIT RATINGS. Credit ratings issued by NRSROs are designed to evaluate the ability of obligors to make principal and interest payments on rated securities. They do not, however, evaluate the overall risk of owning lower-quality securities and, therefore, may not fully reflect the true risks of this type of investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, its industry, and the current trend of earnings. The Advisor periodically monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities or they may be illiquid. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist in these lower-quality (and comparable unrated) securities, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these securities held in the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly, which can lead to lower reliability of broker price quotations. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

LEGISLATION. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities as permissible investments. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable at their current price). However, under the 1940 Act, the Fund may not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% (10% for money market funds) of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). The Advisor intends to prohibit the Fund's purchase of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets. After the Fund acquires a security, the security may become illiquid for a variety of reasons, including default, lack of current financial information on the issuer or the project financed by the security and the special purpose nature of the issuer or the project financed. Therefore, the Fund may hold (from time to time) percentages of illiquid securities substantially in excess of its acquisition percentage limits.

The Board, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal laws, including the 1940 Act, which securities are illiquid for purposes of this limitation. Certain securities not required to be registered under the Securities Act ("Restricted Security"), such as securities that only may be resold to qualified institutional buyers under Rule 144A ("QIB") under the Securities Act ("144A Securities") and Section 4(2) commercial paper and are generally deemed illiquid, but may be considered liquid under guidelines adopted by the Fund's Board.

The Board has delegated to the Advisor the day-to-day determination of the liquidity of a security, based on guidelines adopted by the Fund's Board, although it has retained oversight and ultimate responsibility for such determinations. The Board has directed the Advisor to look to such factors as
(1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors.

Restricted Securities (primarily 144A Securities) may be deemed liquid by the Advisor pursuant to liquidity guidelines established by the Board. Factors favoring the liquidity of a Restricted Security include frequency of trades and quotes for the Restricted Security, number of potential broker-dealers and QIBs willing to purchase the Restricted Security, the willingness of dealers to make a market in the Restricted Security, and the likelihood of future marketability. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest,
(2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.


Restricted Securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required in order for the Fund to make a public sale of a security, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a Restricted Security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted Securities will be priced in accordance with pricing procedures adopted by the Board. If, through the appreciation of Restricted Securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including
Restricted Securities that are not readily marketable (except for 144A Securities, foreign securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.

The Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid, except for the purpose of covering the OTC options against which they were written.

INFLATION-INDEXED SECURITIES

The Fund may invest in inflation-indexed securities, which have a final value and interest payment stream linked to the inflation rate. The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor, Bureau of Labor Statistics. By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output. When real interest rates do change, inflation-indexed securities prices may be more sensitive to these changes than conventional bonds. Should market expectations for real interest rates rise, the price of inflation-indexed securities may fall. In addition, inflation-indexed securities may not be as widely traded as fixed-principal securities. This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.

LENDING OF PORTFOLIO SECURITIES


The Fund is authorized to lend up to 33 1/3% of the total asset value of the Fund (including any cash collateral) to broker-dealers and other institutional borrowers that meet credit requirements and other criteria established by the Fund's Board. The Fund will lend its portfolio securities when these criteria have been met including the requirement that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent will pay to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund will retain the authority to terminate a securities loan. The Fund will pay reasonable administrative and custodial fees in connection with each securities loan, and will pay a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund will receive from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan. However, these substitute payments will not be treated as a dividend and hence will affect the amount of income eligible for the dividends-received deduction. In addition, these substitute payments will not be eligible as qualified dividend income, nor for the state and local tax exemption from interest income derived from the earnings from U.S. Treasury securities. The Fund will retain certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent according to written investment guidelines approved by the Fund's Board in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent, the Fund's custodian, the Fund itself or the Advisor, in each case, subject to compliance with all applicable laws, regulations and orders. Lending portfolio securities involves certain risks including borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). For an example of borrower default risk, if a borrower defaults on its obligation to return the loaned securities as required or comply with the other terms of the securities loan documents, the Fund could incur costs and/or delays in recovering the loaned securities, liquidating the pledged collateral, and/or obtaining substitute loaned securities with proceeds of the collateral. The Fund also has borrower default risk in the event the original pledged collateral declines in market value and the borrower fails to deliver additional qualified collateral to the securities lending agent. For an example of cash collateral investment risk, investment of the cash collateral by the securities lending agent pursuant to the Fund's investment guidelines may subject the Fund to risks that such investments are liquidated for less than the amount of the cash collateral needed to be returned to the borrower plus the rebate payable by the Fund to the borrower. In certain circumstances, the securities lending agent indemnifies the Fund for all or part of the Fund's losses arising from these risks.


THE FOLLOWING  SECTION  APPLIES TO EACH FUND EXCEPT THE ADVISOR  MUNICIPAL  BOND
FUND.
LOAN INTERESTS

The Fund may acquire a loan interest ("Loan Interest") including bank term loans and revolving credit loans on a secured and unsecured basis. A Loan Interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent ("Collateral Agent"), holds collateral (if any), on behalf of the lenders. These Loan Interests may take the form of participation interests in, or assignments of, a loan during its secondary distribution, or direct interests during a primary distribution. Such Loan Interests may be acquired indirectly by the Fund from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions that have made loans or are members of a lending syndicate or from other holders of Loan Interests. The Fund may also acquire Loan Interests under which the Fund is an original syndicate lender. Loan Interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Agent for distribution to the Fund. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Agent for their mutual benefit. The Fund may not act as an Agent, a Collateral Agent, a guarantor, or sole negotiator or structurer with respect to a loan.

Revolving bank loan commitments represent a current obligation of the Fund to lend cash to a borrower in the future under certain conditions. Because the date and amount of future revolving loan commitments is not expressly known by the borrower, the Fund will designate on its books and records liquid assets in an amount equal to the projected amount of future revolving loans. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.

The Advisor will analyze and evaluate the financial condition of the borrower (and any guarantors and collateral) in connection with the acquisition of any Loan Interest. The Advisor also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the Fund does not have a direct lending relationship with the borrower and which have been purchased as a loan participation, those institutions from or through whom the Fund derives its rights in a loan ("Intermediate Participants").

In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The Fund will generally rely upon the Agent or an Intermediate Participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a loan or participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate (and if applicable, Intermediate Participants) to use appropriate credit remedies against the borrower, guarantor (if any), and any collateral. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The Agent usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance by the borrower. The Agent may monitor the value of any collateral, and, if the value of the collateral declines, may give the borrower an opportunity to provide additional collateral, or may seek other protection for the benefit of the holders of the Loan Interest. A Collateral Agent will typically hold any collateral on behalf of the lenders (and their assignees) pursuant to the applicable loan agreement. The Agent and Collateral Agent are compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the Fund may perform such tasks on its own behalf if the Fund is a lender under the loan agreement, or through an Intermediate Participant if the Fund only holds a participation interest in the loan.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into any insolvency proceedings or upon requisite vote of the existing lenders. A successor Agent would generally be appointed to replace the terminated Agent, and collateral held by the Collateral Agent under the loan agreement should remain available to holders of Loan Interests. However, if the Fund's participation interest in a Loan Interest were determined to be subject to the claims of the selling lender's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise upon the insolvency of the Intermediate Participant.

Purchasers of Loan Interests depend solely upon the creditworthiness of the borrower (and any guarantor or collateral) for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligations to the Fund in full, or that the collateral can be easily liquidated in a cost-efficient manner. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Loan Interests involving guarantees or other credit enhancement from governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due. Loan Interests may be unrated and illiquid, especially if the Loan Interests are purchased from an Intermediate Participant.

MATURITY

The Fund's average effective portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature are deemed to mature on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand, (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand, (4) the maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the Advisor, and (5) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average effective portfolio maturity of the Fund is dollar-weighted based upon the market value of the Fund's securities at the time of the calculation.

The Fund may utilize puts which are provided on a "best efforts" or similar basis (a "soft put") to shorten the maturity of securities when the Advisor reasonably believes, based upon information available to it at the time the security is acquired, that the issuer of the soft put has or will have both the willingness and the resources or creditworthiness to repurchase the securities at the time the Fund exercises the put. Failure of an issuer to honor a soft put may, depending on the specific put, have a variety of possible consequences, including (a) an automatic extension of the soft put to a later date, (b) the elimination of the soft put, in which case the effective maturity of the security may be its final maturity date, or (c) a default of the security, typically after the passage of a cure period. Should either the exercise date of the soft put automatically extend or the soft put right be eliminated as a result of the failure to honor a soft put, the affected security may include a provision that adjusts the interest rate on the security to an amount intended to result in the security being priced at par at an interest rate equal to comparable securities. However, not all securities have rate reset provisions or, if they have such provisions, the reset rate may be capped at a rate that would prevent the security from being priced at par. Furthermore, it is possible that the interest rate may reset to a level that increases the interest expense to the issuer by an amount that negatively affects the credit quality of the security.

MORTGAGE-BACKED DEBT SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (IO) and principal-only (PO) securities. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

Mortgage-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers ("Seller") as determined by the Advisor. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment ("Repurchase Price"). The Seller's obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. Government securities or U.S. agency guaranteed securities ("Collateral"). The Collateral is held by the Fund's custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary ("Custodian"). The Advisor or Custodian will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be "fully collateralized" by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.

THE FOLLOWING PARAGRAPH APPLIES TO EACH FUND EXCEPT THE ADVISOR MUNICIPAL BOND FUND.
In addition, the Fund may invest in foreign repurchase agreements. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased, i.e., the collateral, in U.S. dollars, is less than the agreed-upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Because the Fund must repay the purchase price plus interest under a reverse repurchase agreement, it may be considered a borrowing by the Fund and subject to the rules regarding Fund borrowings described above. When required by guidelines of the SEC, the Fund will designate liquid assets on its books and records to secure its obligations to repay principal and accrued interest under these reverse repurchase agreements.

The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities sold during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund enters into a mortgage dollar roll, it designates on its books and records permissible liquid assets to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the proceeds of these mortgage dollar roll and reverse repurchase transactions, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

THE FOLLOWING SECTION APPLIES ONLY TO THE ADVISOR MUNICIPAL BOND FUND. SECTOR CONCENTRATION

From time to time, the Fund may invest 25% or more of its assets in municipal bonds that are in a particular sector such that an economic, business, or political development or change affecting one such security could also affect the other securities in that sector. Such related sectors may include community development, education, health care, hospitals, industrial development, pollution control, retirement centers, single-family housing, multiple family housing, and utilities. The Fund also may invest 25% or more of its assets in municipal bonds whose issuers are located in the same state. Such states may include California and New York.

SHORT-HOLD TRADING STRATEGY

The Fund may have the opportunity to participate in the primary market for new issues offered by issuers and/or underwriters at prices the Fund's manager(s) deem(s) favorable, based on factors such as the supply of bonds in the marketplace and economic conditions. In these situations, the Fund may decide to purchase these new security issues at the negotiated opening price, and shortly thereafter offer to sell all or a part of the Fund's purchased allocation to third-party interested purchasers at a higher price, depending on market conditions. These short-term trades are only done when the Fund's manager(s) believe(s) it is in the best interests of the Fund (e.g., realization of capital appreciation). Because the Fund is "at risk" for the purchased amount of these new issues, it is possible for the Fund to experience losses on these trades.

SHORT SALES

The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

THE FOLLOWING  SECTION  APPLIES TO EACH FUND EXCEPT THE ADVISOR  MUNICIPAL  BOND
FUND.
SOVEREIGN DEBT

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected, by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.


With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds, if any, in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank, and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

STANDBY COMMITMENTS

In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.

THE FOLLOWING SECTION APPLIES ONLY TO THE ADVISOR MUNICIPAL BOND FUND. TAXABLE SECURITIES

The Fund may invest up to 20% of its net assets in taxable investments (of comparable quality to their respective tax-free investments), which would produce interest not exempt from federal income tax, including among others: (1) obligations issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies, or instrumentalities; (2) obligations of financial institutions, including banks, savings and loan institutions, insurance companies and mortgage banks, such as certificates of deposit, bankers' acceptances, and time deposits; (3) corporate obligations, including preferred stock and commercial paper, with equivalent credit quality to the municipal securities in which the Fund may invest; (4) investments in derivatives; and (5) repurchase agreements with respect to any of the foregoing instruments. For example, the Fund may invest in such taxable investments pending the investment or reinvestment of such assets in municipal securities, in order to avoid the necessity of liquidating portfolio securities to satisfy redemptions or pay expenses, or when such action is deemed to be in the interest of the Fund's shareholders. In addition, each Fund may invest up to 100% of its total assets in private activity bonds, the interest on which is a tax-preference item for taxpayers subject to the federal alternative minimum tax.

TEMPORARY DEFENSIVE POSITION

The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities, including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments, as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the Advisor had not adopted a temporary defensive position. In this case, the Fund may not achieve one or more of its investment objectives.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are issued by the U.S. Government or its agencies or instrumentalities, including:

o    U.S. Treasury obligations, such as Treasury bills, notes, and bonds;
o The Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
o The Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
o The Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and
o The Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although the U.S. Government provides various types of financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. Government securities are guaranteed or backed by the full faith and credit of the U.S. Government. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate.

VARIABLE- OR FLOATING-RATE SECURITIES

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, LIBOR (London
Inter-Bank Offer Rate), the 90-day U.S. Treasury bill rate, the rate of return on bank certificates of deposit, or some other objective measure.

Variable- or floating-rate securities frequently include a put or demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the put or demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument that may be sold or put to the issuer or a third party, prior to its stated maturity, the Fund may consider that instrument's maturity to be shorter than its stated maturity.

Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate or LIBOR, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded and may be illiquid. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on a periodic basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio and any providers of credit enhancements.

The Fund will not invest more than 15% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days' notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining the Fund's average effective portfolio maturity, the Fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.

THE FOLLOWING  SECTION  APPLIES TO EACH FUND EXCEPT THE ADVISOR  MUNICIPAL  BOND
FUND.
WARRANTS

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of debt securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may purchase securities on a when-issued or delayed-delivery basis and such transactions represent a type of forward commitment by the Fund. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the underlying debt obligations accrues to the Fund. These types of forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.

To the extent required by the SEC, the Fund will maintain cash and liquid assets equal in value to the aggregate outstanding forward commitments for when-issued and delayed-delivery securities marked to market daily. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Another type of forward commitment is for certain future pass-through, residential mortgage-backed pools which forward commitments are traded in the "to-be-announced" market (TBAs). TBAs are the Fund's commitment to purchase one or more standardized, residential mortgage pools which will be placed in a pass-through mortgage-backed security issued by Fannie Mae, Freddie Mac, or Ginnie Mae in the future. The residential mortgages in these pools all have common underwriting characteristics: they are residential mortgages with 15 to 30 year maturities, generally at a fixed rate, with monthly payments and no prepayment penalties, and must be under a certain prescribed dollar limit. TBA settlement terms are commonly 90 days, but may extend to 180 days. TBAs are sold by mortgage originators during the process of originating residential mortgages and are a primary source of the funds needed by these mortgage loan originators. Certain key terms are specified at the time the TBA is purchased (mortgage type, mortgage issuer, required rate, dollar amount to be purchased, price and settlement date), but the exact identity and number of the mortgage pools to be covered by the TBA is only determined 48 hours before the settlement date. The Fund may hold and trade TBAs, and TBAs are included in the Fund's NAV. TBAs are actively traded and the TBA market is very liquid. The price of most TBAs are ascertainable by market quotations. However, TBAs are still subject to the same risks as other forward commitments, and subject to the same leverage requirements as other forward commitments.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order for the Fund to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income to its shareholders. Consequently, the Fund may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these IRC distribution requirements.

                             DIRECTORS AND OFFICERS


The Board of Directors (collectively "Board" and individually, "Director") of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Each officer and Director holds the same position with the 26 registered open-end management investment companies consisting of 69 mutual funds ("Strong Family of Funds"). Each Director will hold office until the next annual meeting of shareholders at which his successor is elected, until there is a decrease in the number of Directors that takes effect after the expiration of his term, or until his death, resignation, or removal. Officers are elected by the Board annually or as otherwise required.

All of the Directors who are not Directors, officers, or employees of the Advisor, or any affiliated company of the Advisor ("disinterested directors") have also formed an Independent Directors Committee , an Audit Committee, an Equity Funds Committee, a Fixed-Income Committee, and a Money Market Funds Committee (collectively, "Independent Committees"). These Independent Committees were established to meet from time to time to consider and vote on any matters and take any action allowed under the Fund's By-laws and Articles of
Incorporation, the Wisconsin Business Corporation Law, the Delaware Business Trust Act, and any other applicable law. Pursuant to its charter, the Audit Committee assists the Board in fulfilling its oversight responsibilities for the quality and integrity of the accounting, auditing, and reporting practices of the Funds and in complying with applicable laws regarding these issues; recommends to the Board the selection, retention, or termination of the independent auditor employed by the Funds for the purpose of preparing or issuing an audit report or related work; is responsible for compensation and oversight of the work of the Funds' independent auditor, including resolution of disagreements between Fund management and the auditor regarding financial reporting; and preapproves, or establishes preapproval policies and procedures concerning, certain audit and non-audit services provided to the Funds and certain non-audit services provided to the Advisor and its affiliates. Pursuant to their Charter, the Equity Funds, Fixed-Income, and Money Market Funds Committees oversee all activity relating to the investment management of Fund portfolios within each Committee's designated area of asset management responsibility to ensure that investments are being managed in a manner consistent with the stated policies and objectives of the Funds within each asset management discipline and applicable law. The Independent Directors Committee held four meetings and the Audit Committee held four meetings during each Fund's last fiscal year. The Equity Funds, Fixed-Income, and Money Market Funds Committees are new and had no meetings during the last fiscal year.




                                           DATE FIRST
                              POSITIONS    ELECTED OR
      NAME, ADDRESS,            HELD      APPOINTED TO       PRINCIPAL OCCUPATIONS DURING
          AND AGE            WITH FUNDS      OFFICE                  PAST 5 YEARS                CERTAIN OTHER DIRECTORSHIPS HELD
---------------------------- ------------ -------------- ------------------------------------- -------------------------------------
Willie D. Davis              Director         July       President   and   Chief    Executive  Director    of    Wisconsin    Energy
161 North La Brea                             1994       Officer  of  All  Pro  Broadcasting,  Corporation  (formerly  WICOR,  Inc.)
Inglewood, CA  90301                                     Inc. since 1977.                      (a  utility   company)   since  1990,
Age 70                                                                                         Metro-Goldwyn-Mayer,     Inc.     (an
                                                                                               entertainment  company)  since  1998,
                                                                                               Checker's Drive-In Restaurants,  Inc.
                                                                                               (formerly Rally's  Hamburgers,  Inc.)
                                                                                               since 1994,  Johnson  Controls,  Inc.
                                                                                               (an  automotive  systems and facility
                                                                                               management  company)  since 1992, MGM
                                                                                               Mirage  (formerly  MGM  Grand,  Inc.)
                                                                                               (an   entertainment/hotel    company)
                                                                                               since  1990,  Dow  Chemical   Company
                                                                                               since 1988,  Sara Lee  Corporation (a
                                                                                               food/consumer    products    company)
                                                                                               since  1983,   Alliance   Bank  since
                                                                                               1980,  Manpower  Inc.  (a  world-wide
                                                                                               provider of staffing  services) since
                                                                                               2001,  Bassett Furniture  Industries,
                                                                                               Inc. from 1997 to December  2004, and
                                                                                               Kmart    Corporation    (a   discount
                                                                                               consumer  products company) from 1985
                                                                                               to   2003,   and   Trustee   of   the
                                                                                               University  of Chicago since 1980 and
                                                                                               Marquette University since 1988.

Stanley Kritzik              Director        January     Partner of  Metropolitan  Associates  Director    of    Wisconsin    Health
P.O. Box 2936                                 1995       (a real estate firm) since 1962.      Information   Network  from  November
Milwaukee, WI 53201                                                                            1997  to   September   2004,   Health
Age 75                       Chairman         July                                             Network  Ventures,  Inc. from 1992 to
                             of the           2000                                             April  2000;  Member  of the Board of
                             Audit                                                             Governors of Snowmass  Village Resort
                             Committee                                                         Association  from  October 1999 until
                                                                                               October 2002,  and Director of Aurora
                                                                                               Health  Care from  September  1987 to
                                                                                               September 2002.

William F. Vogt              Director        January     President  of  Vogt  Holdings,   LLC                  None
P.O. Box 7657                                 1995       since   July   2004;   Senior   Vice
Avon, CO  81620                                          President     of     IDX     Systems
Age 57                       Chairman        January     Corporation       (a      management
                             of the           1995       consulting  firm)  from June 2001 to
                             Independent                 June   2004;   President   of   Vogt
                             Directors                   Management  Consulting,   Inc.  from
                             Committee                   July  1990  to  June  2001;   former
                                                         Fellow of the  American  College  of
                                                         Medical Practice Executives.

Neal Malicky                 Director       December     President         Emeritus        of  Trustee   of   Southwest    Community
4608 Turnberry Drive                          1999       Baldwin-Wallace  College  since July  Health       Systems,       Cleveland
Lawrence, KS  66047                                      2000;  Chancellor of Baldwin-Wallace  Scholarship    Program,    and    The
Age 70                                                   College   from  July  1999  to  June  National   Conference  for  Community
                                                         2000;  President of  Baldwin-Wallace  and Justice until 2001;  President of
                                                         College from July 1981 to June 1999.  the National  Association  of Schools
                                                                                               and Colleges of the United  Methodist
                                                                                               Church,     Chairperson     of    the
                                                                                               Association of  Independent  Colleges
                                                                                               and   Universities   of   Ohio,   and
                                                                                               Secretary     of     the     National
                                                                                               Association of  Independent  Colleges
                                                                                               and Universities until 2001.

Gordon B. Greer              Director         March      Of  Counsel  for  Bingham  McCutchen                  None
P.O. Box 2936                                 2002       LLP (a law firm previously  known as
Milwaukee, WI  53201                                     Bingham   Dana  LLP)  from  1997  to
Age 73                                                   February 2002.

                                                         From 1967 to 1997,  Mr. Greer served
                                                         as a Partner of  Bingham  McCutchen.
                                                         On behalf of Bingham McCutchen,  Mr.
                                                         Greer  provided   representation  to
                                                         the  disinterested  directors of the
                                                         Strong  Funds from 1991 to  February
                                                         2002.    Bingham    McCutchen    has
                                                         provided   representation   to   the
                                                         Independent  Directors of the Strong
                                                         Funds since 1991.
OFFICERS

Ane K. Ohm                   Anti-Money   November 2002  Anti-Money   Laundering   Compliance                  None
P.O. Box 2936                Laundering                  Officer    of    Strong    Financial
Milwaukee, WI  53201         Compliance                  Corporation   since  February  2003;
Age 35                       Officer                     Assistant  Executive  Vice President
                                                         of  Strong   Financial   Corporation
                                                         since   November   2003;   Assistant
                                                         Executive  Vice  President of Strong
                                                         Capital   Management,   Inc.   since
                                                         December  2001;  Director  of Mutual
                                                         Fund    Administration   of   Strong
                                                         Investor   Services,   Inc.,   since
                                                         April  2001;   Vice   President   of
                                                         Strong   Investor   Services,   Inc.
                                                         since  December  2001; and Marketing
                                                         Services     Manager    of    Strong
                                                         Investments,   Inc.,  from  November
                                                         1998 to April 2001.

R. Michael Parker            Chief         August 2004   Senior Compliance  Examiner with the                  None
P.O. Box 2936                Compliance                  United   States    Securities    and
Milwaukee, WI 53201          Officer                     Exchange  Commission from April 1970
Age 59                                                   to April 2004.
Phillip O. Peterson          Independent     January     Mutual  fund   industry   consultant  Director  of The  Hartford  Group  of
11155 Kane Trail             President        2004       from  August  1999  until   December  Mutual  Funds (71 funds)  since 2002;
Northfield, MN  55057                                    2003;  Partner  KPMG LLP  from  1981  Director  of the Fortis  Mutual  Fund
Age 60                                                   until July 1999.                      Group  (38  funds)  from  2000  until
                                                                                               2002.

Dana J. Russart              Vice         January 2005   Assistant  Treasurer  and  Secretary                  None
P.O. Box 2936                President                   of  Strong   Financial   Corporation
Milwaukee, WI  53201                                     since January 2005,  Vice  President
Age 46                                                   of   Corporate   Finance  of  Strong
                                                         Financial      Corporation     since
                                                         December  2002;  Secretary of Strong
                                                         Investor   Services,    Inc.   since
                                                         December  2004;  President of Strong
                                                         Investments,   Inc.   since  January
                                                         2005;   Vice   President  of  Strong
                                                         Investments,   Inc.   from  December
                                                         1998 to January  2005;  Director  of
                                                         Retail     Marketing    of    Strong
                                                         Financial  Corporation from May 1997
                                                         to December 2002.

John W. Widmer               Treasurer        April      President    of    Strong    Capital                  None
P.O. Box 2936                                 1999       Management,   Inc.   since   January
Milwaukee, WI  53201                                     2005;  Treasurer  of Strong  Capital
Age 40                       Secretary    November 2004  Management,  Inc. from April 1999 to
                                                         January  2005;  President  of Strong
                                                         Financial  Corporation since January
                                                         2005;  Assistant Treasurer of Strong
                                                         Financial  Corporation from December
                                                         2001  to  January  2005;   Assistant
                                                         Secretary   of   Strong    Financial
                                                         Corporation  from  December  2001 to
                                                         January  2003;  President  of Strong
                                                         Service  Corporation  since  January
                                                         2005;  Treasurer  of Strong  Service
                                                         Corporation   from   April  1999  to
                                                         January  2005;  President  of Strong
                                                         Investor   Services,    Inc.   since
                                                         January    2005;    Treasurer    and
                                                         Assistant    Secretary   of   Strong
                                                         Investor  Services,  Inc.  from July
                                                         2001 to January  2005;  and  Manager
                                                         of  the  Financial   Management  and
                                                         Sales Reporting  Systems  department
                                                         of the  Advisor  from  May  1997  to
                                                         April 1999.



The following table sets forth the dollar range of equity securities of each Fund beneficially owned as of December 31, 2004 by the Directors in each Fund and on an aggregate basis in the Strong Family of Funds using the following ranges: none, $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.


                          DIRECTORS' FUND OWNERSHIP(1)

                             AS OF DECEMBER 31, 2004


FUND                                                                      DIRECTOR
                                      ---------------------------------------------------------------------------------
                                        Willie D.     Gordon B. Greer                                     William F.
                                          Davis                           Stanley       Neal Malicky         Vogt
                                                                          Kritzik
------------------------------------- --------------- ---------------- --------------- ---------------- ---------------

Advisor Bond Fund                      None           None             None            None             None
Advisor  Municipal Bond Fund           None           None             None            None             None
Advisor Short Duration Bond Fund       None           None             $1 - $10,000    None             None
Advisor Strategic Income Fund          None           None             $1 - $10,000    None             None
Strong Family of Funds(2)             over $100,000   over $100,000    over $100,000   over $100,000    over $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
(2) As of December 31, 2004, the Strong Family of Funds included 26 registered open-end management investment companies consisting of 69 mutual funds.

The following table sets forth aggregate compensation paid to the Directors and Independent President by each Fund for the fiscal year ended October 31, 2004 and by the Strong Funds for their most recently completed fiscal periods.


                          AGGREGATE COMPENSATION TABLE

                  FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004(1)

                                                             DIRECTOR                                     INDEPENDENT
FUND                                                                                                        PRESIDENT
--------------------------- ---------------------------------------------------------------------------- ----------------
                              Willie D.      Gordon B.       Stanley      Neal Malicky     William F.      Phillip O.
                                Davis          Greer        Kritzik(2)                      Vogt(3)         Peterson
--------------------------- -------------- --------------- ------------- --------------- --------------- ----------------
Advisor Bond Fund             $1,732.64      $1,732.64       $1,849.79     $1,732.64       $2,169.41       $2,855.03
Advisor Municipal Bond        $1,256.87      $1,256.87       $1,338.54     $1,256.87       $1,562.86       $2,376.96
Fund
Advisor Short Duration          $487.33        $487.33         $512.93       $487.33         $580.07         $703.09
Bond Fund
Advisor Strategic Income        $272.98        $272.98         $279.48       $272.98         $296.54         $300.32
Fund
Strong Family of Funds(4)    $147,518.38   $147,518.38     $153,485.00   $147,518.38     $173,918.67     $135,424.42


(1) Aggregate compensation includes compensation for service by the disinterested directors on the Board, Independent Directors Committee, and Audit Committee. Each disinterested director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings.
(2) Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Audit Committee.
(3) Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Independent Directors Committee.

(4) As of October 31, 2004, the Strong Family of Funds included 27 registered open-end management investment companies consisting of 70 mutual funds. The aggregate compensation includes the amount paid by the Strong Family of Funds during each Fund's most recently completed fiscal period. The Funds do not have any retirement or pension plans.

Unless otherwise noted below, as of January 31, 2005, the current officers and Directors of the Fund in the aggregate beneficially owned less than 1% of any class of the Fund's then outstanding shares.


FUND                         CLASS - SHARES                PERCENT
------------------------ ------------------------- --------------------------
None

                             PRINCIPAL SHAREHOLDERS


Unless otherwise noted below, as of January 31, 2005, no persons owned of record or are known to own of record or beneficially more than 5% of any class of the Fund's then outstanding shares.


NAME AND ADDRESS                             FUND/CLASS/SHARES                                   PERCENT OF CLASS
-------------------------------------------- ------------------------------------------------ -----------------------
Charles Schwab & Co., Inc.                          Advisor Bond - Class A - 677,139                 51.63%
101 Montgomery St.
San Francisco, CA 94104

Reliance Trust Company                              Advisor Bond - Class A - 72,281                   5.51%
FBO Cornell Companies Inc.
P.O. Box 48529
Atlanta, GA 30362-1529

Merrill Lynch Pierce Fenner & Smith, Inc.           Advisor Bond - Class B - 62,174                   6.90%
4800 Deer Lake Dr E Fl 3
Jacksonville, FL 32246 6484

Merrill Lynch Pierce Fenner & Smith, Inc.           Advisor Bond - Class C - 51,431                  12.28%
4800 Deer Lake Dr E Fl 3
Jacksonville, FL 32246-6484

Wells Fargo Bank NA                                 Advisor Bond - Class K - 912,837                 31.52%
FBO Retirement Plan Services
P.O. Box 1533
Minneapolis, MN 55480-1533

Wells Fargo Bank NA                                 Advisor Bond - Class K - 568,606                 19.64%
FBO Customer Account
P.O. Box 1533
Minneapolis, MN 55480-1533

Wells Fargo Bank NA                                 Advisor Bond - Class K - 540,136                 18.65%
FBO Customer Account
P.O. Box 1533
Minneapolis, MN 55480-1533

Wells Fargo Bank NA                                 Advisor Bond - Class K - 214,805                  7.42%
FBO Customer Account
P.O. Box 1533
Minneapolis, MN 55480-1533

Wells Fargo Bank NA                                 Advisor Bond - Class K - 200,043                  6.91%
FBO Customer Account
P.O. Box 1533
Minneapolis, MN 55480-1533

Wells Fargo Bank NA                                 Advisor Bond - Class Z - 352,906                 37.78%
FBO Retirement Plan Services
P.O. Box 1533
Minneapolis, MN 55480-1533

Wells Fargo Bank NA                                 Advisor Bond - Class Z - 147,541                 15.79%
FBO American Showa 401k Plan
P.O. Box 1533
Minneapolis, MN 55480-1533

Charles Schwab & Co., Inc.                          Advisor Bond - Class Z - 122,914                 13.16%
101 Montgomery St.
San Francisco, CA 94104

ADP Clearing & Outsourcing                          Advisor Bond - Class Z - 84,237                   9.02%
FBO Customer Account
26 Broadway
New York, NY 10004-1798

Wells Fargo Funds Management LLC                    Advisor Bond - Class Z - 67,517                   7.23%
FBO Strong Advisor Program
525 Market St.
San Francisco, CA 94105

Moderate Portfolio                           Advisor Bond - Institutional Class - 2,829,060          22.63%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

State Street Bank & Trust Co.                Advisor Bond - Institutional Class - 2,769,429          22.15%
FBO The Belk 401k Savings Plan
100 Plaza One
Jersey City, NJ 07311

Aggressive Portfolio                         Advisor Bond - Institutional Class - 1,569,940          12.56%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Balanced Portfolio                           Advisor Bond - Institutional Class - 1,248,466           9.99%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Wells Fargo Bank NA                           Advisor Bond - Institutional Class - 675,042            5.40%
FBO Retirement Plan Services
P.O. Box 1533
Minneapolis, MN 55480-1533

Merrill Lynch Pierce Fenner & Smith, Inc.      Advisor Municipal Bond - Class C - 73,907             30.33%
FBO Customer Account
4800 Deer Lake Dr E Fl 3
Jacksonville, FL 32246-6484

Pershing LLC                                   Advisor Municipal Bond - Class C - 44,030             18.07%
P.O. Box 2052
Jersey City, NJ 07303-2052

NFSC                                           Advisor Municipal Bond - Class C - 20,323              8.34%
FBO Customer Account
Dogwood Lane
Alpine, NJ 07620

First Clearing LLC                             Advisor Municipal Bond - Class C - 15,956              6.55%
FBO Customer Account
1825 Sterling Pl
Livermore, CA 94550-6011

Pershing LLC                                   Advisor Municipal Bond - Class C - 12,677              5.20%
P.O. Box 2052
Jersey City, NJ 07303-2052

Charles Schwab & Co., Inc.                  Advisor Short Duration Bond - Class Z - 443,335          30.55%
101 Montgomery St.
San Francisco, CA 94104

Wells Fargo Funds Management, LLC           Advisor Short Duration Bond - Class Z - 305,106          21.03%
FBO Strong Advisor Program
525 Market St.
San Francisco, CA 94105

Charles Schwab & Co., Inc.                      Advisor Short Duration Bond - Class A -              59.58%
101 Montgomery St.                                             1,048,350
San Francisco, CA 94104

Merrill Lynch Pierce Fenner & Smith, Inc.    Advisor Short Duration Bond - Class C - 91,673          11.51%
4800 Deer Lake Dr E Fl 3
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.                    Advisor Strategic Income - Class A - 907,936           72.88%
101 Montgomery St.
San Francisco, CA 94104




Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               INVESTMENT ADVISOR


Wells Fargo Funds Management, LLC ("Advisor") provides investment advisory services for each of the Funds, which involves implementing the investment policies and guidelines for the Funds and supervising the sub-advisor who is responsible for the day-to-day portfolio management of each Fund. The Advisor is an indirect wholly owned subsidiary of Wells Fargo & Company, and was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank.

On May 25, 2004, Wells Fargo & Company entered into a purchase agreement ("Asset Purchase Agreement") with Strong Financial Corporation ("SFC") to acquire certain of the assets of Strong Capital Management, Inc. ("SCM"), which is an affiliate of SFC and was the previous investment advisor to the Funds. SFC's sale of assets ("Transaction") was contingent upon shareholder approval of the reorganization of each Fund into a Wells Fargo Fund ("Reorganization") for a substantial percentage of the assets covered by the Asset Purchase Agreement, among other things.

On August 13, 2004, the Board approved, and on December 10, 2004, or December 22, 2004, the Fund shareholders approved 1) the Reorganization 2) an interim investment advisory agreement ("Interim Agreement") between the Advisor and the Fund to replace SCM as investment advisor to the Fund, and 3) an interim sub-advisory agreement with Wells Capital Management Incorporated, ("Sub-advisor"), the Advisor, and the Fund ("Interim Sub-advisory Agreement")


The Interim Agreement is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Interim Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Interim Agreement is terminable, without penalty, on 60 days' written notice by the Board by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment. The Interim Agreement will terminate as of the effective date of the Reorganization.

In considering the Interim Agreement , the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim Agreement, including the nature and scope of services to be provided by the Advisor; (ii) that the fees and expenses that would be paid by the Fund under the Interim Agreement would be the same as those paid to SCM under the then current investment advisory agreement; (iii) the management fee rates and payment arrangements, (iv) the historical investment performance of the Fund and Wells Fargo Funds with similar investment objectives, as compared to the performance of other funds currently available in the market not advised or managed by the Advisor, but having a similar investment focus and asset composition; (v) the ability of the Advisor to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel and the terms of the Interim Agreement; (vi) that the Sub-advisor was expected to employ a significant number of key SCM portfolio managers and other personnel as of the closing of the Transaction; (vii) information provided by the Advisor relating to inquiries and investigations regarding matters such as the trading of mutual fund shares and sales practices relating to mutual fund shares, and investigations of unaffiliated third parties; and (viii) the terms of the Reorganization. The Board also took into account all considerations taken into account in determining to approve the Reorganization. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Interim Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of the Advisor on September 29, 2004.

CODE OF ETHICS

The Advisor and the Sub-advisor each have adopted a code of ethics, which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or advisor; (ii) any employee of a fund or advisor (or any company in a control relationship to a fund or investment advisor) who, in connection with his or her duties makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment advisor who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Strong Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Advisor and the Sub-advisor are on public file with, and available from, the SEC.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Advisor has adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances do the Advisor or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

As required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each mutual fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each mutual fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings are publicly available to shareholders on a quarterly basis. N-CSR filings are made on or shortly before the 70th day and N-Q filings are made on or shortly before the 60th day following the end of a fiscal quarter. Full holdings are also made available as of the end of a month and are posted on the Funds' website (www.Strong.com/holdings) after a one-month lag. In addition, top ten holdings information for the Funds is publicly available on the Funds' website (www.Strong.com) on a quarterly, 30-day delayed basis.

Each Fund's complete portfolio schedule for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund's semiannual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semiannual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

List of Approved Recipients. Below is a list that describes the limited circumstances in which a Fund's portfolio holdings are disclosed to selected third parties in advance of their public disclosure. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Portfolio Managers. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B. Advisor. In its capacity as investment advisor to the Funds, certain Advisor personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings.

     C. Administrator. In its capacity as administrator to the Funds, certain Strong Investor Services, Inc. personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings.

     D. External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management Incorporated, shall have daily access to all Fund portfolio holdings. The Advisor utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation to assist with proxy voting and Class B share financing, respectively. Both ISS and SG Constellation may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors Services ("Moody's") receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a seven-day delayed basis. Moody's receives holdings information monthly on a seven-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the Chief Compliance Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information;
(iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of the Advisor to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; (ix) whether the disclosure is in the best interests of the Fund and its shareholders; and (x) whether any potential conflicts exist regarding such disclosure between the interests of the Fund and its shareholders and the interests of the Fund's investment advisor, principal underwriter, or any affiliated person of the Fund. Any such conflict of interest may be resolved by a determination of either the Fund's Chief Compliance Officer (if not directly or indirectly a subject of the conflict) or a majority of the Fund's disinterested directors (who are not directly or indirectly a subject of the conflict) that such disclosure is in the best interests of the Fund and its shareholders. On a quarterly basis, the Board reviews a report describing additions or exceptions to the list of approved recipients, if any.

PROXY VOTING POLICIES AND PROCEDURES

The Advisor has adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to the Advisor. In accordance with the Procedures, the Advisor exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

The Advisor has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. The Advisor has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how the Advisor and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth the Advisor's general position on various proposals, such as:

         o Routine Items - The Advisor will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

         o Corporate Governance - The Advisor will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

         o Anti-Takeover Matters - The Advisor generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

         o Mergers/Acquisitions and Corporate Restructurings - The Advisor's Proxy Committee will examine these items on a case-by-case basis.

         o Shareholder Rights - The Advisor will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisors, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving the Advisor or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds' voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Fund's Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-advisor or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, the Advisor will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

An annual record of all proxy votes cast for each Fund during the most recent 12-month period ended June 30, can be obtained (1) without charge, upon request, by calling 1-800-368-3863, and (2) on the SEC's web site at www.sec.gov, filed on form N-PX.

As compensation for its advisory services, the Fund pays to the Advisor a management fee at the annual rate specified below of the average daily net asset value of the Fund. From time to time, the Advisor may waive all or a portion of its management fee and may absorb expenses for the Fund. Each class of the Fund pays its proportionate share of the management fee.


FUND                                                 ANNUAL RATE
--------------------------------------------- --------------------------
Advisor Bond Fund                                       0.23%
Advisor Municipal Bond Fund                             0.37%
Advisor Short Duration Bond Fund                        0.375%
Advisor Strategic Income Fund                           0.50%

In addition, the Fund is subject to the following breakpoint schedule:

                                                          CURRENT ANNUAL MANAGEMENT FEE RATE
---------------------------------- ---------------------------------------------------------------------------------
                                                               AVERAGE DAILY NET ASSETS
---------------------------------- -------------------------- -------------------------- ---------------------------
                                       FOR ASSETS UNDER             FOR THE NEXT                 FOR ASSETS
FUND                                      $4 BILLION              $2 BILLION ASSETS         $6 BILLION AND ABOVE
---------------------------------- -------------------------- -------------------------- ---------------------------
Advisor Bond                                  0.23%                      0.205%                    0.180%
Advisor Municipal Bond                        0.37%                      0.345%                    0.32%
Advisor Short Duration Bond                   0.375%                     0.350%                    0.325%
Advisor Strategic Income Fund                 0.50%                      0.475%                    0.450%


The Fund paid the following management fees to SCM, the Fund's prior investment advisor, for the time periods indicated:


                                                                                                MANAGEMENT FEE
FISCAL YEAR ENDED                   MANAGEMENT FEE ($)                WAIVER($)                AFTER WAIVER ($)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Advisor Bond Fund



10/31/02                                   1,084,521                            0                   1,084,521
10/31/03                                     887,953                            0                     887,953
10/31/04                                     592,048                       10,531                     581,517


Advisor Municipal Bond Fund(1)


10/31/03(2)                                  641,188                            0                     641,188
10/31/04                                     797,833                       33,044                     764,789





                                                                                                MANAGEMENT FEE
FISCAL YEAR ENDED                   MANAGEMENT FEE ($)                WAIVER($)                AFTER WAIVER ($)

------------------------------- ---------------------------- ---------------------------- ----------------------------

Advisor Short Duration Bond Fund



10/31/02                                     259,814                            0                     259,814
10/31/03                                     321,487                            0                     321,487
10/31/04                                     249,203                        8,678                     240,525

Advisor Strategic Income Fund


10/31/02                                      84,206                            0                      84,206
10/31/03                                     103,198                            0                     103,198

10/31/04                                     132,787                        3,971                     128,816

(1) First offered on March 7, 2003.
(2) For the period from March 7, 2003, through October 31, 2003.




                             INVESTMENT SUB-ADVISOR


The Advisor has engaged Wells Capital Management Incorporated ("Sub-advisor") to serve as the investment Sub-advisor to the Funds. Subject to the direction of the Board and the overall supervision and control of the Advisor, the Sub-advisor is responsible for the day-to-day investment and management of the Funds' assets. The Sub-advisor furnishes to the Advisor periodic reports on the investment activity and performance of the Funds, as well as such additional reports and information as the Advisor or the Board and officers may reasonably request.

Under each Interim Sub-advisory Agreement, ("Sub-advisory Agreement") the Sub-advisor is responsible for investment decisions and supplies investment research and portfolio management services. The Sub-advisor is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Funds shall bear all expenses incurred by each sub-advisor in connection with the provisions of services under each Interim Sub-advisory Agreement. Each Interim Sub-advisory Agreement shall become effective with respect to a Fund after it is approved in accordance with the requirements of the 1940 Act and executed by the Fund. Once approved, each Interim Sub-advisory Agreement is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Interim Sub-advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Interim Sub-advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board by vote of a majority of the Fund's outstanding voting securities, or by the Advisor or Sub-advisor, and will terminate automatically in the event of its assignment. The Sub-advisory Agreement will terminate as of the effective date of the Reorganization.

In considering the Interim Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund,
(i) the terms of the Interim Sub-advisory Agreement; (ii) that the fees under the Interim Sub-advisory Agreement would be paid by the Advisor; and (iii) that the Sub-advisor was expected to employ a significant number of key SCM portfolio managers and other personnel as of the closing of the Transaction; and (iv) the terms of the Reorganization. On the basis of its review and analysis of the foregoing, among other things, the Board found that the terms of the Interim Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of the Sub-advisor on September 29, 2004.

As compensation for its sub-advisory services to each Fund, the Sub-advisor is entitled to a fee based on the following fee schedule:


        ---------------------------------------- ------------------------------

        FUND ASSETS                              FEE
        ---------------------------------------- ------------------------------
        $0-200 million                           0.200%
        ---------------------------------------- ------------------------------
        Next $400 million                        0.175%
        ---------------------------------------- ------------------------------
        Over $800 million                        0.150%

        ---------------------------------------- ------------------------------


No fees were paid to the Sub-advisor during the reporting period ended October 31, 2004.



                                  ADMINISTRATOR



The Funds have each entered into an  administration  agreement  ("Administration
Agreement")  with  Strong  Investor   Services,   Inc.   ("Administrator")   for
administration services.

The Fund has adopted a Rule 18f-3 Plan under the 1940 Act ("Multi-Class Plan"). The Multi-Class Plan permits the Fund to offer multiple classes of shares. The Advisor Bond Fund currently offers six classes of shares: Class A, Class B, Class C, Class K, Class Z, and Institutional Class. The Advisor Short Duration Bond Fund currently offers four classes of shares: Class A, Class B, Class C, and Class Z. The Advisor Strategic Income Fund currently offers three classes of shares: Class A, Class B, and Class C. The Advisor Municipal Bond Fund currently offers four classes of shares: Class A, Class B, Class C, and Institutional Class shares.

The fees received and the services provided by the Administrator as administrator for the Fund are in addition to fees received and services provided by the Administrator under the Transfer and Dividend Disbursing Agent Agreement. The Administrator is an affiliated company of the Distributor.


ADMINISTRATION AGREEMENT - CLASSES A, B, C, K, AND Z


Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Class A, Class B, Class C, Class K, and Class Z shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund; (ii) supervising preparation of the periodic updating of the Fund's registration statements, including prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolio and the publication of the respective net asset values of the classes of shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, including the Custodian, DST and printers; (vi) supervising compliance by the Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the Distributor of the gross amount of purchase and redemption orders for shares; (xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law; and, in addition, for Class Z shares only,
(xiii) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the shares may be effected, and certain other matters pertaining to the Funds; and (xiv) assisting shareholders in designating and changing dividend options, account designations, and addresses. For its services under the Administration Agreement the Administrator receives a fee from the Fund at the annual rate 0.28% of the Fund's average daily net assets attributable to Class A, B, C, and Z shares and 0.25% of the Fund's average daily net assets attributable to Class K shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

ADMINISTRATION AGREEMENT - INSTITUTIONAL CLASS


Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Institutional Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Institutional Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Institutional Class shares, including Institutional Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Institutional Class shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Institutional Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Institutional Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Institutional Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns;
(vii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (viii) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Institutional Class shares; (ix) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (x) informing the Distributor of the gross amount of purchase and redemption orders for Institutional Class shares; and (xi) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services under the Administration Agreement the Administrator receives a fee from the Fund at the annual rate of 0.02% of the Fund's average daily net assets attributable to Institutional Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

The Fund paid the following administrative fees for the time period indicated. From time to time, the Administrator may waive all or a portion of its administrative fee and may absorb expenses for the Fund.


                                                                                                   ADMINISTRATIVE FEE
      FISCAL YEAR ENDED                    ADMINISTRATIVE FEE ($)             WAIVER($)              AFTER WAIVER ($)
------------------------------- ------------------------------------ -------------------- ----------------------------

Advisor Bond Fund - Class A


10/31/02                                             49,661                            0                       49,661
10/31/03                                             69,787                            0                       69,787
10/31/04                                             48,717                            0                       48,717

Advisor Bond Fund - Class B

10/31/02                                             28,964                            0                       28,964
10/31/03                                             41,671                            0                       41,671
10/31/04                                             31,540                            0                       31,540

Advisor Bond Fund - Class C

10/31/02                                             24,225                            0                       24,225
10/31/03                                             27,807                            0                       27,807
10/31/04                                             17,552                            0                       17,552

Advisor Bond Fund - Class K (1)

10/31/02(2)                                             222                            0                          222
10/31/03                                              2,331                        2,044                          287
10/31/04                                             51,341                            0                       51,341



                                                                                                   ADMINISTRATIVE FEE
      FISCAL YEAR ENDED                    ADMINISTRATIVE FEE ($)             WAIVER($)              AFTER WAIVER ($)

------------------------------- ------------------------------------ -------------------- ----------------------------

Advisor Bond Fund - Class Z



10/31/02                                            293,763                            0                      293,763
10/31/03                                            279,522                            0                      279,522
10/31/04                                            158,440                            0                      158,440


Advisor Bond Fund - Institutional Class


10/31/02                                             66,315                            0                       66,315
10/31/03                                             47,114                            0                       47,114
10/31/04                                             29,036                            0                       29,036

Advisor Municipal Bond Fund - Class  A(3)

10/31/03(4)                                         333,701                            0                      333,701
10/31/04                                            449,418                            0                      449,418

Advisor Municipal Bond Fund - Class  B(3)

10/31/03(4)                                          82,172                            0                       82,172
10/31/04                                             90,959                            0                       90,959

Advisor Municipal Bond Fund - Class  C(3)

10/31/03(4)                                           6,463                            0                        6,463
10/31/04                                              6,572                            0                        6,572

Advisor Municipal Bond Fund - Institutional Class (3)

10/31/03(4)                                           3,455                            0                        3,455
10/31/04                                              4,058                            0                        4,058

Advisor Short Duration Bond Fund - Class A

10/31/02                                             40,780                          529                       40,251
10/31/03                                             78,506                          194                       78,312
10/31/04                                             62,185                            0                       62,185

Advisor Short Duration Bond Fund - Class B

10/31/02                                             20,359                        2,754                       17,605
10/31/03                                             40,280                          475                       39,805
10/31/04                                             32,773                            0                       32,773

Advisor Short Duration Bond Fund - Class C

10/31/02                                             15,425                          593                       14,832
10/31/03                                             36,963                            0                       36,963
10/31/04                                             36,509                            0                       36,509


                                                                                                   ADMINISTRATIVE FEE
      FISCAL YEAR ENDED                    ADMINISTRATIVE FEE ($)             WAIVER($)              AFTER WAIVER ($)

------------------------------- ------------------------------------ -------------------- ----------------------------


Advisor Short Duration Bond Fund - Class Z

10/31/02                                            118,446                            0                      118,446
10/31/03                                             84,229                            0                       84,229
10/31/04                                             55,091                            0                       55,091

Advisor Strategic Income Fund - Class A

10/31/02                                             25,238                       18,429                        6,809
10/31/03                                             23,825                       17,091                        6,734
10/31/04                                             33,279                       14,426                       18,853

Advisor Strategic Income Fund - Class B

10/31/02                                             10,718                            0                       10,718
10/31/03                                             17,832                            0                       17,832
10/31/04                                             26,101                            0                       26,101

Advisor Strategic Income Fund - Class C

10/31/02                                             12,317                            0                       12,317
10/31/03                                             16,134                            0                       16,134
10/31/04                                             14,981                            0                       14,981

(1) First offered on December 31, 2001.
(2) For the ten-month fiscal period ended October 31, 2002.
(3) First offered on March 7, 2003.
(4) For the period from March 7, 2003 through October 31, 2003.


                                   DISTRIBUTOR


Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares on a
continuous   basis.  The  Distribution   Agreement  further  provides  that  the
Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an affiliated company of the Administrator. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Interim Agreement.

The offering price of Class Z, K, and Institutional Class shares of the Advisor Bond Fund, the Class Z shares of the Advisor Short Duration Bond Fund, and the Institutional Class shares of the Advisor Municipal Bond Fund is the net asset value. The Class Z, Class K, and Institutional Class shares are offered on a "no-load" basis, which means investors pay no up-front sales charge on the purchases of those shares. Class Z shares are only available to certain types of investors. See Appendix C for more information on the eligibility criteria for purchasing Class Z shares.


The offering price of Class A shares of each Fund is the initial sales charge plus the net asset value. The Distributor may pay up to 100% of the applicable initial sales charges due upon the purchase of the Class A shares to the brokers, if any, involved in the transaction. As compensation for its services under the Distribution Agreement, the Distributor may retain all or a portion of the initial sales charge from purchases of Class A shares of the Fund. The Fund pays an annual 12b-1 fee of 0.25% of average daily net asset value of Class A shares to the Distributor or others (e.g. broker-dealers and financial advisors). Class A shares also are subject to a 1.00% contingent deferred sales charge ("CDSC") in certain circumstances. See Appendix C for more information on Class A shares, including sales charge breakpoints and waivers.

The offering price of Class B shares of each Fund is the net asset value. Class B shares redeemed within six years of purchase are subject to a CDSC, beginning at 5.00% for redemptions within the first year, declining to 4.00% for redemptions within years two and three, 3.00% in year four, 2.00% in year five, 1.00% in year six, and disappearing after the sixth year. See Appendix C for more information on Class B shares. The Fund pays an annual 12b-1 fee of 1.00% of average daily net assets on Class B shares, which compensates the Distributor for paying the broker involved in the transaction, if any, a 3.00% up-front sales commission, which includes an advance of the first year's service fee. See "Distribution Plan" for more information on Class B shares.

The offering price of Class C shares of the Fund is the net asset value. However, investors pay a 1.00% CDSC on Class C shares in certain circumstances. See Appendix C for more information on Class C shares. The Fund pays an annual 12b-1 fee of 1.00% of average daily net assets on Class C shares, which compensates the Distributor for paying the broker involved in the transaction, if any, a 1.00% up-front sales commission, and which includes an advance of the first year's service fee. See "Distribution Plan" for more information on Class C shares.

The offering price of Class K shares are only available to certain types of investors. See Appendix C for more information on the eligibility criteria for purchasing Class K shares.


The Fund and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Fund and the Distributor. Access Persons include every Director of the Fund and certain officers of the Fund and the Distributor. The Code is based upon the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Distributor's other clients ahead of their own.

The Code requires Access Persons (other than the Fund Directors) to, among other things, pre-clear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, gifting or transferring securities, direct obligations of the U.S. Government, and certain options on broad-based securities market indexes) and to execute such transactions through an electronic account. The Code also requires Access Persons to annually report all securities transactions, including transactions in shares of Strong Funds. The Code, which applies to all Access Persons (other than the Fund Directors), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Fund. Finally, the Code provides for a trading "black out" period of seven calendar days prior to and after the purchase or sale of the same or equivalent security by the Fund, with the exception of those purchases or sales deemed as, and defined by the Code as, program trades. Exceptions to the requirements of the Code of Ethics are to be handled on a case-by-case basis and will only be granted if the proposed conduct involves negligible opportunity for abuse.

The Fund has also adopted a Senior Officers' Code of Ethics (the "Officers' Code") to encourage its principal executive officers, senior financial officers, and persons performing a similar function ("Senior Officers") to act in a manner consistent with the highest principles of ethical conduct. The Senior Officers are responsible for conducting the Fund's business in a manner that demonstrates a commitment to the highest standards of integrity. The purposes of the Officers' Code are to promote:

     o Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
     o Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Fund files with, or submits to, the SEC and in other public communications the Fund makes;
     o    Fund  compliance  with  applicable   governmental   laws,   rules  and
          regulations;
     o The prompt internal reporting to an appropriate person identified in the Officers' Code of violations of this Officer's Code; and
     o   Accountability for adherence to this Officers' Code.

From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").


                                DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan") for Class A, Class B, and Class C shares. Although the plan differs in some ways for each class, the plan is designed to benefit the Fund and its shareholders. The plan is expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.


Under the plan, the Fund pays the Distributor or others for the expenses of activities that are primarily intended to sell Class A, Class B, and Class C shares, including, but not limited to compensation and expenses, including overhead and telephone expenses, of employees of the Distributor who engage in or support the distribution of Class A, Class B, and Class C shares; printing and distribution of prospectuses, statements of additional information and any supplements thereto, and shareholder reports to persons other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; holding seminars and sales meetings with wholesale and retail sales personnel, which are designed to promote the distribution of Class A, Class B, and Class C shares; and compensation of broker-dealers. These expenses also may include service fees paid to securities dealers or others who have a servicing agreement with the Fund and the Distributor or its affiliates who provide service or account maintenance to shareholders. The Distributor may determine the services to be provided by the broker-dealer to shareholders in connection with the sale of Class A, Class B, and Class C shares. All or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to broker-dealers who sell Class A, Class B, and Class C shares. The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class. The Advisor , the Administrator, the Distributor, and/or an affiliate may make payments from their own resources to brokers, financial advisors, or others for selling Fund shares.


CLASS A SHARES. The Fund pays up to 0.25% per year of Class A's average daily net assets to the Distributor or others.

CLASS B AND CLASS C SHARES. The Fund pays the Distributor up to 1.00% per year of the class' average daily net assets, out of which 0.25% may be used for service fees. The 12b-1 fees also may be used to pay the Distributor for advancing commissions to securities dealers for the initial sale of Class B and Class C shares. The Distributor uses 12b-1 plan fees payable to it to pay third party financing entities that have provided financing to the Distributor in connection with advancing commissions to securities dealers.

The Rule 12b-1 plan is a compensation plan. It allows the Fund to pay a fee to the Distributor that may be more than the eligible expenses the Distributor has incurred at the time of the payment. The Distributor must, however, report to the Board on how it has spent or has immediate plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan, and shall not exceed the amount permitted to be paid under the rules of the NASD.

In addition to the payments to which the Distributor or others are entitled under the plan, the plan also provides that to the extent the Fund, the Advisor or the Distributor or other parties on behalf of the Fund, the Advisor or the Distributor make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the meaning of Rule 12b-1 under the 1940 Act, then these payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plan for administrative servicing or for agency transactions.

The Distributor must provide written reports to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the Board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

The plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1. The Rule 12b-1 Plan will continue in effect from year to year, provided that such continuance is approved annually by a vote of the Board, and a majority of the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan ("Rule 12b-1 Independent Directors"), cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described in the Rule 12b-1 Plan without the approval of the shareholders of 12b-1 shares of the Fund, and all material amendments to the Rule 12b-1 Plan must also be approved by the Directors in the manner described above. The Rule 12b-1 Plan may be terminated at any time, without payment of a penalty, by a vote of a majority of the Rule 12b-1 Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 60 days' written notice to any other party to the Rule 12b-1 Plan. The Board and the Rule 12b-1 Independent Directors have determined that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders of 12b-1 shares. Such benefits might include access to new markets resulting in additional sales of the class of shares greater potential for economies of scale, greater retention of assets in the class of shares, and the provision of shareholder support services by entities with whom shareholders have other relationships. Under the Rule 12b-1 Plan, the Distributor will provide the Board and the Directors will review, at least quarterly, a written report of the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. As part of their quarterly review of the Rule 12b-1 Plan, the Directors will consider the continued appropriateness of the Rule 12b-1 Plan and the level of compensation provided thereunder.

The Fund paid the following  distribution  and service fees under its Rule 12b-1
Plan:

                                                                                              REMAINING 12B-1 FEES
                                                                                              USED TO PAY FOR
                                                                                              1) ADVERTISING AND
                                                                                              2) PRINTING AND
                                                                         12B-1 FEES           MAILING OF
                                                    COMPENSATION TO      RETAINED BY THE      PROSPECTUSES TO OTHER
                     GROSS 12B-1                    UNAFFILIATED         DISTRIBUTOR ($)(1)   THAN CURRENT
FISCAL YEAR ENDED     FEES ($)      WAIVER ($)      BROKER-DEALERS ($)                        SHAREHOLDERS ($)
------------------ ---------------- --------------- -------------------- -------------------- ------------------------

Advisor Bond Fund - Class A (formerly Advisor Class)



10/31/02                    44,050              0                41,560                2,625                       45
10/31/03                    62,309              0                60,959                3,711                   12,634
10/31/04                    43,497              0                48,855                    0                        0

Advisor Bond Fund - Class B

10/31/02                   103,444             0                  6,642               92,259                    8,604
10/31/03                   148,824             0                 24,495              107,674                    4,163
10/31/04                   112,642             0                 26,864               87,808                      875

Advisor Bond Fund - Class C

10/31/02                    86,517             0                  6,767               77,446                      327
10/31/03                    99,310             0                 54,450               34,439                   11,624
10/31/04                    62,686             0                 57,530                7,965                       74

Advisor Municipal Bond Fund - Class  A(1)


10/31/03(2)                276,612         2,342                257,457                4,786                   27,309
10/31/04                   401,266             0                387,546               13,435                       94



                                                                                              REMAINING 12B-1 FEES
                                                                                              USED TO PAY FOR
                                                                                              1) ADVERTISING AND
                                                                                              2) PRINTING AND
                                                                         12B-1 FEES           MAILING OF
                                                    COMPENSATION TO      RETAINED BY THE      PROSPECTUSES TO OTHER
                    GROSS 12B-1                     UNAFFILIATED         DISTRIBUTOR ($)(1)   THAN CURRENT
FISCAL YEAR ENDED     FEES ($)      WAIVER ($)      BROKER-DEALERS ($)                        SHAREHOLDERS ($)

------------------ ---------------- --------------- -------------------- -------------------- ------------------------


Advisor Municipal Bond Fund - Class  B(1)

10/31/03(2)                494,328         6,855                 68,088              227,195                  145,046
10/31/04                   324,854             0                 85,821              251,933                   16,337

Advisor Municipal Bond Fund - Class  C(1)

10/31/03(2)                 24,335           539                 14,634                4,442                    4,473
10/31/04                    23,471             0                 21,521                2,488                       86

Advisor Short Duration Bond Fund - Class A

10/31/02                    39,364        20,207                 27,448                7,552                       17
10/31/03                    70,094        33,272                 63,755                5,756                    3,240
10/31/04                    55,522        37,825                 62,061                  953                        0

Advisor Short Duration Bond Fund - Class B

10/31/02                      73,063           0                  4,381               61,031                      172
10/31/03                     144,496       6,981                 18,016              113,947                      644
10/31/04                     117,048      10,398                 26,011               93,223                      863

Advisor Short Duration Bond Fund - Class C

10/31/02                      55,091       1,303                  2,238               49,073                      132
10/31/03                     132,164       5,707                 37,759               82,295                    1,949
10/31/04                     130,389      10,273                 73,776               59,357                    2,189

Advisor Strategic Income - Class A

10/31/02                      23,679      22,144                 20,776                  903                        0
10/31/03                      21,265      21,265                 20,317                  386                        0
10/31/04                      29,714      29,714                 26,360                8,575                        0

Advisor Strategic Income Fund - Class B

10/31/02                      38,278           0                  1,815               34,929                      117
10/31/03                      63,686           0                 10,038               45,721                      408
10/31/04                      93,216           0                 20,875               70,738                      455


                                                                                              REMAINING 12B-1 FEES
                                                                                              USED TO PAY FOR
                                                                                              1) ADVERTISING AND
                                                                                              2) PRINTING AND
                                                                         12B-1 FEES           MAILING OF
                                                    COMPENSATION TO      RETAINED BY THE      PROSPECTUSES TO OTHER
                    GROSS 12B-1                     UNAFFILIATED         DISTRIBUTOR ($)(1)   THAN CURRENT
FISCAL YEAR ENDED     FEES ($)      WAIVER ($)      BROKER-DEALERS ($)                        SHAREHOLDERS ($)

------------------ ---------------- --------------- -------------------- -------------------- ------------------------


Advisor Strategic Income Fund - Class C

10/31/02                      43,990           0                  1,601               40,267                      147
10/31/03                      57,620           4                 30,517               22,414                    3,861
10/31/04                      53,504           0                 45,004                9,117                      340

(1) First offered on March 7, 2003.
(2) For the period from March 7, 2003, through October 31, 2003.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


The Fund has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Fund's Board and the supervision of the Advisor, the Fund's Sub-advisor is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-advisor to obtain the best overall results taking into account various factors, including , but not limited to, the size and type of transaction involved; the dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While the Sub-advisor generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Advisor is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

In placing orders for portfolio securities of a Fund, the Sub-advisor is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-advisor will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Advisor oversees the Sub-advisor's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-advisor. In selecting a broker-dealer under these circumstances, the Sub-advisor will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The
Sub-advisor may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the
advisability  of  securities  or  purchasers  or  sellers  of  securities;   (2)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-advisor is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-advisor under the advisory contracts, and the expenses of the Sub-advisor will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-advisor places securities transactions for a Fund may be used by the Sub-advisor in servicing its other accounts, and not all of these services may be used by the Sub-advisor in connection with advising the Funds.


The Fund paid the following brokerage commissions for the time periods indicated:


FISCAL YEAR ENDED                                     BROKERAGE COMMISSIONS ($)
-------------------------------------------------------------------------------

Advisor Bond Fund


10/31/02                                                         20,599
10/31/03                                                         19,765
10/31/04                                                          7,678

Advisor Municipal Bond Fund(1)

10/31/03(2)                                                       6,828
10/31/04                                                         16,341

Advisor Short Duration Bond Fund

10/31/02                                                          3,763
10/31/03                                                          1,724
10/31/04                                                          1,778

Advisor Strategic Income Fund

10/31/02                                                          5,344
10/31/03                                                          1,182
10/31/04                                                          4,556


(1) First offered on March 7, 2003.

(2) For the period from March 7, 2003, through October 31, 2003.


Unless otherwise noted below, the Fund has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.


        REGULAR BROKER OR DEALER (OR PARENT) ISSUER             VALUE OF SECURITIES OWNED AS OF OCTOBER 31,  2004
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Chase & Co.                                      $2,351,663 (Advisor  Bond Fund)



The table below shows the Fund's portfolio turnover rate for the last two fiscal periods.

------------------------------------------ ------------------------------------- -------------------------------------

FUND                                                OCTOBER 31,  2004                    OCTOBER 31,  2003
------------------------------------------ ------------------------------------- -------------------------------------
Advisor Bond                                            401.1%                                464.4%
------------------------------------------ ------------------------------------- -------------------------------------
Advisor Municipal Bond                                  66.8%                                 88.2%(1)
------------------------------------------ ------------------------------------- -------------------------------------
Advisor Short Duration Bond                             27.5%(2)                              89.7%
------------------------------------------ ------------------------------------- -------------------------------------
Advisor Strategic Income                                141.0%                                155.1%

------------------------------------------ ------------------------------------- -------------------------------------

(1) For the period from March 7, 2003, through October 31, 2003.
(2) The Advisor Short Duration Bond Fund's portfolio turnover was significantly lower for fiscal year 2004 than 2003 because of reduced market volatility and portfolio manager changes.


                                    CUSTODIAN


As custodian of the Strong Advisor Municipal Bond Fund's assets, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, 64105, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. In addition, the Fund, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decisions of the Fund.

As custodian of the Strong Advisor Bond Fund's assets, Wells Fargo Bank, N.A., 6th and Marquette, Minneapolis, MN, 55479, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. In addition, the Fund, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decisions of the Fund.

Effective on or about March 18, 2005, for the Strong Advisor Short Duration Bond Fund, and effective on or about March 24, 2005, for the Strong Advisor Strategic Income Fund, Wells Fargo Bank, N.A. will become custodian of each Fund's assets and have custody of all securities and cash of the Fund, deliver and receive payment for securities sold, receive and pay for securities purchased, collect income from investments, and perform other duties, all as directed by officers of the Fund. In addition, the Fund, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decisions of the Fund.

For its services as custodian, Wells Fargo Bank, N.A. is entitled to receive fees as described in the following tables:

DOMESTIC CUSTODY (BASED ON TOTAL RELATIONSHIP)


----------------------------------- ------------------------------------------------------------------------

0.30 basis points                   First $50 billion
----------------------------------- ------------------------------------------------------------------------
0.25 basis points                   Above $50 billion
----------------------------------- ------------------------------------------------------------------------
$  7.00                             Per Depository Trust Company or Federal Reserve System Trade,
                                    Automated and Non-automated
----------------------------------- ------------------------------------------------------------------------
$25.00                              Per Definitive Security (Physical)
----------------------------------- ------------------------------------------------------------------------
$  7.00                             Per Commercial Paper Trade
----------------------------------- ------------------------------------------------------------------------
$  6.00                             Per Principle Reduction on Pass-Through Certificates
----------------------------------- ------------------------------------------------------------------------
$35.00                              Per Option/Futures Contract
----------------------------------- ------------------------------------------------------------------------
$10.00                              Per Fed Wire Deposit or Withdrawal - includes Third Party Time Deposits


----------------------------------- ------------------------------------------------------------------------


GLOBAL CUSTODY
----------------------------------------------------
0.05 basis points
----------------------------------------------------
$30/per transaction

----------------------------------------------------

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


The Administrator, P.O. Box 2936, Milwaukee, WI 53201, acts as transfer agent and dividend-disbursing agent for the Fund. The Administrator is an affiliated company of the Distributor. The Administrator is compensated as follows:


------------------------------------------- -------------------------------------------------------------------------
FUND TYPE/SHARE CLASS                                                       FEE (1)
------------------------------------------- -------------------------------------------------------------------------
Class A shares                              0.20% of the average daily net asset value of all Class A shares.
------------------------------------------- -------------------------------------------------------------------------
Class B shares                              0.20% of the average daily net asset value of all Class B shares.
------------------------------------------- -------------------------------------------------------------------------
Class C shares                              0.20% of the average daily net asset value of all Class C shares.
------------------------------------------- -------------------------------------------------------------------------
Class K shares                              0.20% of the average daily net asset value of all Class K shares.
------------------------------------------- -------------------------------------------------------------------------
Class Z shares                              $31.50 annual open account fee, $4.20 annual closed account fee.
------------------------------------------- -------------------------------------------------------------------------
Institutional Class shares                  0.015% of the average daily net asset value of all  Institutional  Class shares.
------------------------------------------- -------------------------------------------------------------------------

(1) Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.

The fees received and the services provided by the Administrator as transfer agent and dividend disbursing agent for the Fund are in addition to those received and provided by the Administrator under the Administration Agreement.


Effective March 11, 2005, Boston Financial Data Services, Inc. ("BFDS"), 2 Heritage Drive, North Quincy, Massachusetts 02171, will act as transfer agent and dividend-disbursing agent for the Fund. BFDS will be compensated the same as the Administrator, as listed in the previous table.

From time to time, the Fund, directly or indirectly through arrangements with the Administrator, the Distributor, or the Advisor, and/or the Administrator, the Distributor, or the Advisor may pay fees to third parties, which may include affiliates of the Administrator, the Distributor, or the Advisor, that provide transfer agent type services and other administrative services to persons who beneficially own interests in the Fund, such as participants in 401(k) plans, participants in 529 plans, and shareholders who invest through other financial intermediaries. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses and other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Administrator or BFDS for providing these services to Fund shareholders; however, the Administrator, the Distributor, or the Advisor may pay to the third party amounts in excess of such limitation out of its own profits.

The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services. From time to time, the Administrator may waive all or a portion of its transfer agent and dividend disbursing agent fees and may absorb expenses for the Fund.


                                                                                                              TOTAL
                                        PER ACCOUNT    OUT-OF-POCKET     PRINTING/MAILING                  COST AFTER
         FUND                           CHARGES ($)     EXPENSES ($)       SERVICES ($)         WAIVER($)    WAIVER
------------------------ ---------------------------- ----------------- ------------------- -------------- ------------


Advisor Bond Fund - Class A
10/31/02                              47,798               514             7,773                    0       56,085
10/31/03                              49,986               781             6,322                    0       57,089
10/31/04                              36,106               924             7,770                1,244       43,556






                                                                                                             TOTAL
                                        PER ACCOUNT    OUT-OF-POCKET     PRINTING/MAILING                  COST AFTER
         FUND                           CHARGES ($)     EXPENSES ($)       SERVICES ($)         WAIVER($)    WAIVER
------------------------ ---------------------------- ----------------- ------------------- -------------- ------------


Advisor Bond Fund - Class B

10/31/02                              20,780               556            10,573                    0       31,909
10/31/03                              29,756             1,181            10,040                    0       40,977
10/31/04                              23,059             1,569             4,617                  908       28,337

Advisor Bond Fund - Class C

10/31/02                              19,916               267             5,193                    0       25,376
10/31/03                              20,121               588             8,941                    0       29,650
10/31/04                              13,072               890             3,213                  484       16,691

Advisor Bond Fund - Class K (1)

10/31/02(2)                              151                14                 1                    0          166
10/31/03                               1,263                59             2,986                    0        4,308
10/31/04                              36,166               597            16,070                  617       52,216

Advisor Bond Fund - Class Z

10/31/02                             495,831             2,944            28,129                    0      526,904
10/31/03                             592,496             3,204            21,837                  222      617,315
10/31/04                             403,609             3,495            68,573                2,064      473,613

Advisor Bond Fund - Institutional Class

10/31/02                              63,512             8,181            50,798                    0      122,491
10/31/03                              36,449             8,089            62,660                    0      107,198
10/31/04                              22,405             9,449            95,423                1,257      126,020

Advisor Municipal Bond Fund - Class  A(3)

10/31/03(4)                          208,814             6,904            44,646                    0      260,364
10/31/04                             324,247            10,638            36,218                1,211      369,892

Advisor Municipal Bond Fund - Class  B(3)

10/31/03(4)                           57,862             2,668            12,981                    0       73,511
10/31/04                              67,389             2,915             9,559                  579       79,284

Advisor Municipal Bond Fund - Class  C(3)

10/31/03(4)                            4,078                81               592                    0        4,751
10/31/04                               4,820               137               528                   75        5,410

Advisor Municipal Bond Fund - Institutional  Class(3)

10/31/03(4)                            1,937               579            10,559                    0       13,075
10/31/04                               3,067             1,094             4,805                  106        8,860



                                                                                                             TOTAL
                                        PER ACCOUNT    OUT-OF-POCKET     PRINTING/MAILING                  COST AFTER
         FUND                           CHARGES ($)     EXPENSES ($)       SERVICES ($)         WAIVER($)     WAIVER
------------------------ ---------------------------- ----------------- ------------------- -------------- ------------


Advisor Short Duration Bond Fund - Class Z

10/31/02                             118,642             2,925            50,226                1,273      170,520
10/31/03                              70,750             3,325            20,736                1,044       93,767
10/31/04                              49,622             2,773             8,824                1,111       60,108

Advisor Short Duration Bond Fund - Class A

10/31/02                              26,992               354             4,239                    0       31,585
10/31/03                              54,418               662             6,054                    0       61,134
10/31/04                              46,431             1,107             7,895                1,631       53,802

Advisor Short Duration Bond Fund - Class B

10/31/02                              12,932               311             5,638                    0       18,881
10/31/03                              28,814               978             9,049                    0       38,841
10/31/04                              23,966             1,623             5,191                  897       29,883

Advisor Short Duration Bond Fund - Class C

10/31/02                              10,077               189             3,452                    1       13,717
10/31/03                              25,253               744             7,088                    0       33,085
10/31/04                              26,984             1,395             6,683                  755       34,307

Advisor Strategic Income Fund - Class A

10/31/02                              17,783               201             3,529                2,619       18,894
10/31/03                              16,596               323             2,567                    0       19,486
10/31/04                              23,312               400             3,484                  610       26,586

Advisor Strategic Income Fund - Class B

10/31/02                               7,254               243             4,445                    0       11,942
10/31/03                              12,069               456             3,410                    0       15,935
10/31/04                              18,412               688             2,856                  501       21,455

Advisor Strategic Income Fund - Class C


10/31/02                              10,882               239             4,343                    0       15,464
10/31/03                              11,371               541             4,072                    0       15,984


10/31/04                              10,874               659             1,997                  361       13,169



(1) First offered on December 31, 2001.
(2) For the ten-month  fiscal period ended October 31, 2002.
(3) First offered on March 7, 2003
(4) For the  period  from March 7, 2003,  through  October  31, 2003.

                                      TAXES

GENERAL

The Fund intends to qualify annually for treatment as a regulated investment company ("RIC") under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. If, in any taxable year, the Fund does not qualify as a RIC under Subchapter M: (1) the Fund would be taxed at normal federal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends). The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders and does not address special tax rules applicable to certain classes of investors. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

In order to qualify for treatment as a RIC under the IRC, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement");
(2) diversify its assets so that at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (ii) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or the securities of other RICs) (1) of any one issuer or (2) of two or more issuers controlled by the Fund and engaged in the same or similar trades or businesses or related trades or businesses ("Diversification Requirement"). From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to satisfy the Income and Diversification Requirements under the IRC.

If the Fund qualifies as a RIC for the taxable year and distributes to its shareholders the sum of at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) and 90% of its net tax-exempt income ("Distribution Requirement"), then the Fund generally will not be subject to federal income tax on the distributed portion of its investment company taxable income. In addition, the Fund will not be subject to federal income tax to the extent it distributes its "net capital gain" (which is defined as the excess of realized net long-term capital gain over realized net short-term capital loss).

Each calendar year, the Fund must distribute dividends in an amount at least equal to the sum of (a) 98% of its ordinary income for the calendar year, (b) 98% of its capital gain net income for the one-year period ending October 31 of the same calendar year, and (c) 100% of the ordinary income and capital gain net income not previously distributed to avoid the 4% nondeductible excise tax ("Excise Tax"). The Fund intends to make the required distributions, but does not provide assurance that it will do so.

If Fund shares are sold at a loss after being held for 6 months or less, the loss will be disallowed to the extent of any exempt interest dividends received on those shares. Any portion of such a loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on the prior December 31.

If the Fund is considered a personal holding company it will be subject to special tax rules.

All or a portion of a sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of these shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without a sales charge or with a reduced sales charge pursuant to a reinvestment or exchange privilege. Any disregarded portion of this sales charge will increase the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

CAPITAL LOSS CARRYOVERS

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. When the Fund has a capital loss carryover, it generally does not make capital distributions until the loss has been offset or expired.


FUND                             CAPITAL LOSS CARRYOVER ($)                    EXPIRATION DATE
----                             --------------------------                    ---------------
Advisor Bond                                  1,517,979.08                               2010
Advisor Short Duration Bond                   8,240,282.89              2006, 2008, 2010-2012
Advisor Strategic Income                        448,016.24                               2010


DERIVATIVE INSTRUMENTS

The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection with derivative instruments. Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income under the Income Requirement.

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

THE FOLLOWING  SECTION  APPLIES TO EACH FUND EXCEPT THE ADVISOR  MUNICIPAL  BOND
FUND.
FOREIGN TRANSACTIONS

Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. If the Fund makes this election, each shareholder would (1) be required to include in gross income, the shareholder's proportionate share of those taxes paid by the Fund, and (2) be allowed to either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund would report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund holding foreign securities in its investment portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with its investment objective, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on a portion of any "excess distribution" (which is made up of a defined part of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes such income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. In such a case, these gains will be treated as ordinary income.

The following section applies to the Advisor Municipal Bond Fund only. MUNICIPAL SECURITIES

A substantial portion of the dividends paid by the Fund will qualify as federal tax-exempt interest dividends and thus will be excludable from gross income by its shareholders for federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the IRC. The Fund intends to continue to satisfy this IRC requirement. The aggregate dividends excludable from the Fund's shareholders' federal gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the IRC.

Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is subject to the federal alternative minimum tax. Corporate shareholders of the Fund may be subject to the federal alternative minimum tax on all exempt-interest dividends (including tax-exempt interest attributable to certain PABs). Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of the Fund because, for users of some of these facilities, the interest on such bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

The Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("Municipal Market Discount Bonds"). Market discount generally arises when the value of the bond declines after issuance (typically, because of an increase in prevailing interest rates or a decline in the issuer's creditworthiness). Gain on the disposition of a Municipal Market Discount Bond purchased by the Fund after April 30, 1993, (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as taxable ordinary income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the gain on disposition as ordinary income as described above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

PASS-THROUGH INCOME TAX EXEMPTION

Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. Government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. Government securities.

PURCHASES IN KIND

Shares of the Fund may be purchased "in kind," subject to the Advisor's approval and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund's valuation policies. In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in kind purchase will be valued at market value. The Advisor cannot predict whether securities acquired in any in kind purchase will have unrealized gains or losses on the date of the in kind purchase. Consistent with its duties, the Advisor will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund. In general, investors transferring securities for shares will recognize gain or loss on an "in kind" purchase of the Fund.

USE OF TAX-LOT ACCOUNTING

When sell decisions are made by the Fund's portfolio manager, the Advisor generally sells the tax lots of the Fund's securities that results in the lowest amount of taxes to be paid by the shareholders on the Fund's capital gain distributions. The Advisor uses tax-lot accounting to identify and sell the tax lots of a security that have the highest cost basis and/or longest holding period to minimize adverse tax consequences to the Fund's shareholders. However, if the Fund has a capital loss carryover position, the Advisor would reverse its strategy and sell the tax lots of a security that have the lowest cost basis and/or shortest holding period to maximize the use of the Fund's capital loss carryover position.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.

                        DETERMINATION OF NET ASSET VALUE


Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds) plus any applicable sales charges. If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each Fund or each class of shares is normally determined as of 3:00 p.m., Central Time each day the NYSE is open. The NYSE is generally open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m., Central Time or if an emergency exists. The NAV of each class of shares of a Fund is calculated by taking the value of the Fund's total assets attributable to that class, subtracting all of the Fund's liabilities attributable to that class, and dividing by the total number of shares outstanding of that class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market value or at fair value under the supervision of the Fund's Board.


Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and foreign exchange rates occur between the time at which they are determined and the close of trading on the NYSE. To consider if events materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the foreign investments will be fair valued by an independent pricing service each Business Day.


Debt securities may be valued by an independent pricing service that utilizes matrix pricing and/or pricing models to derive a fair market price for a normal, institutional sized trading unit of a security. Such pricing models employ a number of factors in deriving a fair market price including trade data for the security and comparable securities, verifiable bid and ask quotation data for the security and comparable securities, and yield curve models of comparably rated securities. However, such pricing models cannot be applied to all debt securities. If inadequate trading data exists for a particular security (e.g., non-rated, high yield securities or thinly traded municipal securities), a pricing service may individually evaluate the fair market value of a security based on cash flow projections for the obligor, valuation of the obligor's assets and other more subjective market factors. Such individual security evaluations depend on the adequacy of current financial information and asset valuation data. Each pricing service does not utilize the same pricing methodology, market assumptions, yield curve models or definition of comparable securities. In addition, the fair market price evaluation made by a price service is not a guarantee that an individual security held by the Fund can be sold for that particular price in the markets at any particular time. For example, if a Fund's holding of a non-rated security is a large part of the entire issue or financial information on the obligor is stale or incomplete, the pricing service does not factor position size or quality of financial information in its pricing evaluations. If no readily available market quotations exist for a debt security, securities are valued by pricing services that utilize various pricing techniques to determine values for normal institutional-sized trading units of debt securities when such techniques are believed to more accurately reflect the value for such securities. If no pricing service price is available, the mean of at least two ask or bid quotations from brokers are used to determine the market value of debt securities (except in the case of debt securities which are not widely traded, when the bid quotation from one broker will determine the market price). Effective April 1, 2005, if no pricing service price is available, bid quotations from brokers will be used to determine the market value of debt securities. Any securities or other assets for which such market prices are not readily available are valued as determined in good faith under the supervision of the Board. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Administrator determines that the value of such securities is their amortized cost under the supervision of the Fund's Board. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument. The market price of debt securities may be overridden on the day the Fund has a sale of a debt security, under the guidelines established by the Board.


                       ADDITIONAL SHAREHOLDER INFORMATION


On or about March 11, 2005, BFDS is expected to provide transfer agent and recordkeeping services for the Strong Funds. As a result, there may be some changes to the information set forth below. During this time, please contact a customer service representative for any questions you may have regarding this information.


ADDRESS CHANGES BY TELEPHONE

If you notify us by phone of your address change, your account(s) will be subject to a 15-day hold period to ensure that the change of address is genuine. During this period, you will not be able to make redemptions to your new address by phone. You can still request a redemption be sent to an unchanged bank address. Dividend checks will be sent to the new address. If you need to make a redemption to your new address during this hold period, please call for instructions.

BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

DEPOSIT OF UNSPECIFIED FUNDS FOR INVESTMENT

When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or Funds, we will deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund and attempt to contact you to clarify your investment decision. We will mail you a letter, in addition to your confirmation statement, to confirm the purchase of the Strong Money Market Fund and provide you with your investment options. Unless you later direct Strong to purchase shares of another Strong Fund or redeem shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order to do so, and return the proceeds to you, we will treat your inaction as approval of the purchase and your investment will remain in the Strong Money Market Fund.

DOLLAR COST AVERAGING

Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels. These methods are unavailable for Institutional Class accounts.

FEDERAL RESERVE SYSTEM

The Fund may not accept transactions involving the federal reserve system, such as wire and Payroll Direct Deposit transactions, placed on days the federal reserve system is closed. These transactions may be accepted the next business day the federal reserve system is open. Redemptions involving the federal reserve system, such as redemptions by wire, may also be delayed when the federal reserve system is closed.

FEE WAIVERS


The Fund, the Advisor, the Administrator, and/or an affiliate may waive some or all fees.


FINANCIAL INTERMEDIARIES

If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, the Advisor or an affiliate may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

FUND REDEMPTIONS

Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, telephone, facsimile, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming these options are available for the Fund and class and all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day. Under certain circumstances described in the prospectus, the proceeds may be delayed up to seven days, or longer. If no direction is provided as to how and where the proceeds should be delivered to you, we will mail a check to the address on your account.

MOVING ACCOUNT OPTIONS AND INFORMATION

When establishing a new account (other than an Institutional Class account) by exchanging funds from an existing Strong Funds account, some account options (such as check writing, the exchange option, Express PurchaseSM, and the redemption option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. These options are not available for Institutional Class accounts. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and Social Security number, will be copied from the existing account to the new account.

PROMOTIONAL ITEMS

From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging, paid for by the Advisor and/or its affiliates. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.

REDEMPTION IN KIND

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments in excess of the amounts specified above may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.

Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.

RETIREMENT PLANS

The following describes a variety of retirement plan accounts that may hold Strong Funds. Please contact the Distributor for more information.


TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred traditional IRA. A spousal contribution may be made for a non-working spouse if a joint income tax return is filed.

ROTH IRA: Taxpayers, of any age, who have earned income and whose modified adjusted gross income does not exceed certain limits can contribute to a Roth IRA. A spousal contribution may be made for a non-working spouse if a joint income tax return is filed.

If you also maintain a traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federal tax free.

If your modified adjusted gross income is under certain limits, you can convert your traditional IRAs into a Roth IRA.

COVERDELL EDUCATION SAVINGS ACCOUNTS: Taxpayers whose modified adjusted gross income does not exceed certain limits may contribute a limited amount per year into a Coverdell Education Savings Account for the benefit of a child under age
18. Corporations and non-profit entities may make Coverdell Education Savings Account contributions and are not subject to the income limitations. Withdrawals from the Coverdell Education Savings Account to pay qualified higher education expenses are federal tax free. Qualified education expenses will include qualified elementary and secondary education expenses, as well as post secondary expenses. Any withdrawals in excess of qualified expenses for the year are potentially subject to tax and an additional penalty.

DIRECT ROLLOVER IRA: To avoid a mandatory federal withholding tax on distributions, you must transfer the qualified retirement or IRC Section 403(b) plan distribution directly into an IRA. Distributions from your qualified plan or 403(b) may be rolled over into a plan other than an IRA; however, it is not mandatory for your new plan to accept rollovers from outside plans. The distribution must be eligible for rollover. Not all distributions are eligible to be rolled over to another retirement plan. Contact your plan administrator to confirm rollover eligibility of your distribution from your current plan.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer establish new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.

SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA): A SIMPLE-IRA plan is an employer-sponsored retirement savings plan that allows employees to contribute a percentage of their compensation on a pre-tax basis to a SIMPLE-IRA account.

The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.

DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(K) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(B)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

PLEASE NOTE, all information presented in this section describes the current provisions of federal law. You may wish to consult with your tax advisor regarding the impact of any applicable state law on your circumstances.

RIGHT OF SET-OFF

To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

SHARES IN CERTIFICATE FORM

Certificates will not be issued for any class of shares of any Fund. A shareholder will, however, have full shareholder rights.

TELEPHONE AND ELECTRONIC EXCHANGE/REDEMPTION/PURCHASE PRIVILEGES

The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and creating a duplicate record of electronic transactions.

                                  ORGANIZATION

The Fund is a "Series" of common stock of a Corporation, as described in the chart below:

                                                  Incorporation  Date Series   Date Class    Authorized      Par
                  Corporation                         Date         Created      Created        Shares     Value ($)
------------------------------------------------- -------------- ------------ ------------- ------------- -----------
Strong Income Funds, Inc.(1)                        02/24/89                                 Indefinite     .00001
- Strong Advisor Municipal Bond Fund                              09/13/02                   Indefinite     .00001
       Institutional Class                                                      11/08/02     Indefinite     .00001
       Class A                                                                  09/13/02     Indefinite     .00001
       Class B                                                                  09/13/02     Indefinite     .00001
       Class C                                                                  09/13/02     Indefinite     .00001
- Strong Corporate Income Fund(2)                                  11/8/02                   Indefinite     .00001
       Investor Class                                                           11/8/02      Indefinite     .00001
- Strong High-Yield Bond Fund(2)                                  10/27/95                   Indefinite     .00001
       Investor Class(3)                                                        02/22/00     Indefinite     .00001
       Advisor Class                                                            02/22/00     Indefinite     .00001
       Institutional Class                                                      07/13/01     Indefinite     .00001
- Strong Short-Term High Yield Bond Fund(2)                       06/26/97                   Indefinite     .00001
       Investor Class(3)                                                        02/22/00     Indefinite     .00001
       Advisor Class                                                            02/22/00     Indefinite     .00001
- Strong Short-Term Income Fund(2)                                 9/30/02                   Indefinite     .00001
       Investor Class                                                           9/30/02      Indefinite     .00001
Strong Income Funds II, Inc.(4)                     07/01/94                                 Indefinite
   - Strong Advisor Bond Fund (5)                                 10/28/96                   Indefinite      .01
       Class A(6)                                                               08/23/99     Indefinite      .01
       Class B                                                                  11/30/00     Indefinite      .01
       Class C                                                                  11/30/00     Indefinite      .01
       Class K                                                                  12/27/01     Indefinite      .01
       Class Z(7)                                                               08/23/99     Indefinite      .01
       Institutional Class(8)                                                   10/28/96     Indefinite      .01
Strong Short-Term Global Bond Fund, Inc.            01/05/94                                 Indefinite
    -Strong Advisor Short Duration Bond Fund (9)                  01/05/94                   Indefinite      .01
       Class A(10)                                                              11/30/00     Indefinite      .01
       Class B                                                                  11/30/00     Indefinite      .01
       Class C                                                                  11/30/00     Indefinite      .01
       Class Z(11)                                                              01/05/94     Indefinite      .01
    - Strong Advisor Strategic Income Fund(12)                    11/30/00                   Indefinite      .01
       Class A(10)                                                              11/30/00     Indefinite      .01
       Class B                                                                  11/30/00     Indefinite      .01
       Class C                                                                  11/30/00     Indefinite      .01

(1) Prior to April 17, 1995, the Corporation's name was Strong U.S. Treasury Money Fund, Inc.
(2)  Described  in a different  SAI.
(3) Prior to February 22, 2000, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(4) Prior to August 23, 1999, the Corporation's name was Strong Institutional Funds, Inc.
(5) Prior to November 30, 2000, the Fund's name was Strong Bond Fund.
(6) Current Class A is comprised of former Advisor Class shares. The former Advisor Class was created on August 23, 1999 and was redesignated as Class A shares on November 30, 2000. Class L shares, which were created on November 30, 2000, were redesignated as Class A shares on December 27, 2001.
(7)Current Class Z is comprised of former Investor Class shares. The former Investor Class was created on August 23, 1999 and was redesignated as Class Z shares on November 30, 2000.
(8)Before August 23, 1999, the former Institutional Class shares were Retail Class shares of the Fund.
(9) Prior to November 30, 2000, the Fund's name was Strong Short-Term Global Bond Fund.
(10) Class L shares, which were created on November 30, 2000, were redesignated as Class A shares on December 27, 2001.
(11) Current Class Z is comprised of former Retail Class shares. The former Retail Class was created on January 5, 1994.
(12) Prior to March 1, 2002, the Fund's name was Strong Advisor Aggressive High-Yield Bond Fund.

The Strong Advisor Strategic Income Fund and the Strong Advisor Short Duration Bond Fund are diversified series of Strong Short-Term Global Bond Fund, Inc., an open-end management investment company. The Strong Advisor Municipal Bond Fund is a diversified series of Strong Income Funds, Inc., an open-end management investment company. The Strong Advisor Bond Fund is a diversified series of Strong Income Funds II, Inc., an open-end management investment company.

Each Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.

                              SHAREHOLDER MEETINGS

Wisconsin Business Corporation Law permits registered investment companies, such as each Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. Each Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

The Fund's Bylaws allow for a Director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the Director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

INVESTMENT OBJECTIVE. The Funds offer a comprehensive range of conservative to aggressive investment options. The Funds and their investment objectives are listed below.

FUND NAME                                          INVESTMENT OBJECTIVES
-------------------------------------------------- ----------------------------------------------------------
GROWTH AND INCOME
Strong Advisor Large Company Core Fund             Capital appreciation together with current income.
Strong Advisor U.S. Value Fund                     Total  return by  investing  for both  income and capital
                                                   growth.
Strong Advisor Utilities and Energy Fund           Total  return by investing  for both  capital  growth and
                                                   income.

EQUITY
Strong Advisor Common Stock Fund                   Capital growth.
Strong Advisor Endeavor Large Cap Fund             Capital growth.
Strong Advisor Focus Fund                          Capital growth.
Strong Advisor International Core Fund             Capital growth
Strong Advisor Mid Cap Growth Fund                 Capital growth.
Strong Advisor Select Fund                         Capital growth.
Strong Advisor Small Cap Value Fund                Capital growth.
Strong Advisor Technology Fund                     Capital growth.
Strong Advisor U.S. Small/Mid Cap Growth Fund      Capital growth.

INCOME
Strong Advisor Bond Fund                           Total  return by  investing  for a high  level of current
                                                   income with a moderate degree of share-price fluctuation.
Strong Advisor Municipal Bond Fund                 Total return by  investing  for a high level of federally
                                                   tax-exempt current income.
Strong Advisor Short Duration Bond Fund            Total  return  by  investing  for a high  level of income
                                                   with a low degree of share-price fluctuation.
Strong Advisor Strategic Income Fund               Total  return by  investing  for a high  level of current
                                                   income and capital growth.


The Advisor also serves as the Advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.


TYING TIME FRAMES TO YOUR GOALS. There are many issues to consider as you make your investment decisions, including your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can identify the appropriate types of investments to help meet your goals. As a general rule, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals select more conservative investments, such as, short-term bonds. The following are suggested holding periods to help investors set realistic expectations for the risk and reward potential of Strong Funds. (See table below.) Of course, time is just one element to consider when making your investment decision.


                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS

         ONE OR MORE YEARS                      4 TO 7 YEARS                          5 OR MORE YEARS
         -----------------                      ------------                          ---------------
  Advisor Short Duration Bond Fund           Advisor Bond Fund                   Advisor Common Stock Fund
                                        Advisor Municipal Bond Fund           Advisor Endeavor Large Cap Fund
                                       Advisor Strategic Income Fund                 Advisor Focus Fund
                                                                              Advisor International Core Fund
                                                                              Advisor Large Company Core Fund
                                                                                Advisor Mid Cap Growth Fund
                                                                                    Advisor Select Fund
                                                                                Advisor Small Cap Value Fund
                                                                                  Advisor Technology Fund
                                                                         Advisor U.S. Small/Mid Cap Growth Fund
                                                                                 Advisor U.S. Value Fund
                                                                             Advisor Utilities and Energy Fund



                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year ended October 31, 2004, PricewaterhouseCoopers, LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, were the independent registered public accounting firm for the Funds. Effective November 1, 2004, KPMG, LLP, 303 East Wacker Drive, Chicago, IL 60601-5212 are the independent registered public accounting firm for the Funds, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.


                                  LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202, acts as legal counsel for the Fund.

                              FINANCIAL STATEMENTS

The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:

1. Schedules of Investments in Securities.
2. Statements of Assets and Liabilities.
3. Statements of Operations.
4. Statements of Changes in Net Assets.
5. Notes to Financial Statements.
6. Financial Highlights.

7. Report of Independent Registered Public Accounting Firm.

                    APPENDIX A - DEFINITION OF CREDIT RATINGS

                     STANDARD & POOR'S ISSUE CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated `BB', `B', `CCC', `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated `CC' is currently highly vulnerable to nonpayment.

C
The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C
The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

P
The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R
The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

                            MOODY'S LONG-TERM RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

AAA
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

AA
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

CAA
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Moody's appends numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                 FITCH RATINGS ("FITCH") NATIONAL CREDIT RATINGS

For those countries with sub and low investment grade foreign and local currency sovereign ratings, and where there is demand for such ratings, Fitch will provide national ratings. The national rating scale is essentially a relative measure of creditworthiness, applicable only within the country concerned. Under this scale, an "AAA" long-term national rating will be assigned to the best risk within that country, which in most, though not all, cases will be the sovereign state itself. National ratings are identified by the addition of a special suffix for the country concerned, such as "AAA(arg)" for national ratings in Argentina.

Since both national and local currency ratings measure the credit risk associated with local currency issues, rating relativities will be consistent between the two scales. However, since national scales are designed to use the full range of rating notches available, a notch on the local currency scale will often be consistent with a range of notches on the national rating scale. Unlike local currency ratings, national ratings have little or no default history to draw on.

Users of national ratings should be aware that issuers and issues rated "AAA" may still represent significant investment risk, especially in countries with low sovereign ratings. They should also be aware that national ratings in countries with low local currency sovereign ratings may experience high volatility.

            FITCH RATINGS ("FITCH") LONG-TERM NATIONAL CREDIT RATINGS

AAA (XXX)
`AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA (XXX)
`AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A (XXX)
`A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB (XXX)
`BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB (XXX)
`BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (XXX)
`B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC (XXX), CC (XXX), C (XXX)
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD (XXX), DD (XXX), D (XXX)
These categories of national ratings are assigned to entities or financial commitments which are currently in default.


A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA(xxx)' national rating category or to categories below `CCC (xxx)'.

                               SHORT-TERM RATINGS

                STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1
A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

           STANDARD & POOR'S SHORT-TERM MUNICIPAL ISSUE CREDIT RATINGS

A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.


                           MOODY'S SHORT-TERM RATINGS

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


           FITCH RATINGS ("FITCH") NATIONAL SHORT-TERM CREDIT RATINGS

F1 (XXX)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2 (XXX)
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (XXX)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (XXX)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (XXX)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (XXX)
Indicates actual or imminent payment default.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to an `F1(xxx)' rating class to denote relative status within the category.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, Fitch's national short-term rating definitions for F1+ (xxx), F1
(xxx), F2 (xxx) and F3 (xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

                APPENDIX B - ASSET COMPOSITION BY CREDIT RATINGS


For the fiscal year ended October 31, 2004, the Fund's assets were invested in the credit categories shown below. Percentages are computed on a dollar-weighted basis and are an average of twelve monthly calculations for each Fund. In cases where a security is rated in different categories by different rating agencies, the Fund or the Advisor may choose a convention of following the higher or lower rating for its securities.



STRONG ADVISOR BOND FUND

                                       RATED                              ADVISOR'S ASSESSMENT
RATING                                 SECURITIES*                        OF UNRATED SECURITIES
-------------------------------------- ---------------------------------- -----------------------------------

AAA                                      75.1%                                    0.0%
AA                                        3.3%                                    0.0%
A                                         7.9%                                    0.0%
BBB                                      10.4%                                    0.0%
BB                                        3.1%                                    0.0%
B                                         0.2%                                    0.0%
CCC                                       0.0%                                    0.0%
CC                                        0.0%                                    0.0%
C                                         0.0%                                    0.0%
D                                         0.0%                                    0.0%
Total                                   100.0%                        +           0.0%  = 100%


STRONG ADVISOR MUNICIPAL BOND FUND

                                          RATED                           ADVISOR'S ASSESSMENT
RATING                                 SECURITIES*                        OF UNRATED SECURITIES
-------------------------------------- ---------------------------------- -----------------------------------

AAA                                       50.3%                                    2.2%
AA                                        17.1%                                    1.0%
A                                          9.2%                                    0.1%
BBB                                       12.0%                                    4.3%
BB                                         0.7%                                    2.1%
B                                          0.3%                                    0.7%
CCC                                        0.0%                                    0.0%
CC                                         0.0%                                    0.0%
C                                          0.0%                                    0.0%
D                                          0.0%                                    0.0%
Total                                     89.6%                        +         10.4%  = 100%



* The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).

For the fiscal year ended October 31, 2004, the Fund's assets were invested in the credit categories shown below. Percentages are computed on a dollar-weighted basis and are an average of twelve monthly calculations.


STRONG ADVISOR SHORT DURATION BOND FUND

                                          RATED                           ADVISOR'S ASSESSMENT
RATING                                 SECURITIES*                        OF UNRATED SECURITIES
-------------------------------------- ---------------------------------- -----------------------------------

AAA                                      58.0%                                    0.0%
AA                                       15.7%                                    0.0%
A                                         8.0%                                    0.0%
BBB                                      15.9%                                    0.0%
BB                                        2.4%                                    0.0%
B                                         0.0%                                    0.0%
CCC                                       0.0%                                    0.0%
CC                                        0.0%                                    0.0%
C                                         0.0%                                    0.0%
D                                         0.0%                                    0.0%
Total                                   100.0%               +                    0.0%  = 100%




STRONG ADVISOR STRATEGIC INCOME FUND

                                       RATED                              ADVISOR'S ASSESSMENT
RATING                                 SECURITIES*                        OF UNRATED SECURITIES
-------------------------------------- ---------------------------------- -----------------------------------

AAA                                       2.9%                                    0.0%
AA                                        0.1%                                    0.0%
A                                         0.0%                                    0.0%
BBB                                       2.8%                                    0.0%
BB                                       16.6%                                    0.0%
B                                        63.4%                                    0.0%
CCC                                      12.5%                                    0.3%
CC                                        1.0%                                    0.0%
C                                         0.0%                                    0.0%
D                                         0.4%                                    0.0%
Total                                    99.7%                        +           0.3%  = 100%




* The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).

                           APPENDIX C - SHARE CLASSES

FRONT-END SALES LOAD


The maximum front-end sales load is 4.50% for Class A shares of the Advisor Bond Fund, Advisor Municipal Bond Fund, and Advisor Strategic Income Fund. The maximum front end sales load is 2.25% for Class A shares of the Advisor Short Duration Bond Fund. There is no front-end load for Class B, Class C, Class K, or Institutional Class shares.


The offering price for Class A shares is the next NAV calculated after a purchase order is accepted by the transfer agent, plus any applicable initial sales charges. No sales charge is imposed on reinvested dividends and distributions. Class A shares are also subject to Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets.


The amount of the initial sales charge you pay when you buy Class A shares of the Advisor Bond Fund, the Advisor Municipal Bond Fund, and the Advisor Strategic Income Fund differs depending on the amount you invest:

--------------------------------------------- ----------------------- ----------------------- -----------------------
                                                                                                      Dealer
                                                                                                 Reallowance as a
                 Amount of                       As a Percentage         As a Percentage          Percentage of
              Your Investment                   Of Offering Price         of Investment           Offering Price
--------------------------------------------- ----------------------- ----------------------- -----------------------
Less than $100,000                                    4.50%                   4.71%                   4.00%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$100,000 but less than $250,000                       3.75%                   3.90%                   3.25%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$250,000 but less than $500,000                       2.75%                   2.83%                   2.25%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$500,000 but less than $1,000,000                     2.25%                   2.30%                   2.00%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$1,000,000 or more                                     None                    None                   0.75%
--------------------------------------------- ----------------------- ----------------------- -----------------------

The amount of the initial sales charge you pay when you buy Class A shares of the Advisor Short Duration Bond Fund also differs depending on the amount you invest:

--------------------------------------------- ----------------------- ----------------------- -----------------------
                                                                                                      Dealer
                                                                                                 Reallowance as a
                 Amount of                       As a Percentage         As a Percentage          Percentage of
              Your Investment                   Of Offering Price         of Investment           Offering Price
--------------------------------------------- ----------------------- ----------------------- -----------------------
Less than $100,000                                    2.25%                   2.30%                   2.00%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$100,000 but less than $250,000                       1.75%                   1.78%                   1.50%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$250,000 but less than $500,000                       1.25%                   1.27%                   1.00%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$500,000 but less than $1,000,000                     1.00%                   1.01%                   0.75%
--------------------------------------------- ----------------------- ----------------------- -----------------------
$1,000,000 or more                                     None                    None                   0.75%
--------------------------------------------- ----------------------- ----------------------- -----------------------

DEALER REALLOWANCES. As shown above, the Distributor pays (or "reallows") a portion of the initial sales charge. The dealer reallowance is expressed as a percentage of the Class A share's offering price.

WAIVERS OR REDUCTIONS OF FRONT-END SALES LOADS

The initial sales charge may be waived in the following circumstances.


1. REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds into an identically registered account at net asset value (without an initial sales charge). Such a reinvestment must be requested in writing by the shareholder, made within 90 days of the redemption, and is limited to the amount of the redemption proceeds. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B Shares will be reinvested in Class A Shares. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax advisor for further information.

2. LETTER OF INTENT (LOI). If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of a Fund within a 13-month period, the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent and delivering the Letter of Intent to the Administrator within 90 days of the commencement of purchases. You may combine Class A, Class B, and Class C shares in the Strong Funds (excluding Class A shares acquired at NAV), based on your original purchase price for the shares, owned by you and a member of your immediate family when determining the reduced sales charge. Subject to acceptance by the Administrator and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent. The shareholder or his dealer must inform the Administrator that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if the shareholder's purchases within 13 months plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Out of the shareholder's initial purchase (or subsequent purchases if necessary), shares equal to five percent of the intended investment amount will be held in escrow until the intended amount is invested. These escrowed shares may be redeemed by the Fund if the investor is required to pay additional sales charges. When the minimum investment so specified is completed, the escrowed shares will be released. If the intended investment is not completed, the Administrator or the Distributor will redeem an appropriate number of the escrowed shares in order to realize the difference between the lower sales charge and the higher sales charge the shareholder would have paid had the shareholder not purchased shares through this program. Shares remaining after any such redemption will be released by the Administrator or the Distributor. By completing and signing the account application or Letter of Intent, the shareholder irrevocably appoints the Administrator and/or the Distributor as the shareholder's attorney to surrender for redemption any or all escrowed shares with full power of substitution.

3. RIGHT OF ACCUMULATION. A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares in the Strong Funds when the shareholder's new investment, together with the current net asset value of all Class A , Class B, and Class C shares (excluding Class A shares acquired at NAV) owned in the Strong Funds reaches a discount level. A shareholder or the shareholder's broker or agent must provide the Administrator or Distributor with information to verify that the quantity sales charge discount is applicable in advance of or at the time the investment is made. You may also combine the current net asset value of Class A, Class B, and Class C shares in the Strong Funds (excluding Class A shares acquired at NAV) owned by you and a member of your immediate family (your spouse or domestic partner, and your children or grandchildren, if they are under the age of 21), including the following:

     o Individual-type employee benefit plan(s), such as an IRA, SEP IRA, SIMPLE IRA, 403(b) plan, or single-participant Keogh-type Defined Contribution plans (i.e., Money Purchase Pension, Profit Sharing);
     o Business accounts solely controlled by you and/or a member of your immediate family (for example, you own the entire business);
     o Trust accounts established by you and/or a member of your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;
     o Individual purchases made by you and/or a member of your immediate family as a trustee if the investments are for a single trust estate;
     o Endowments or foundations established and controlled by you and/or a member of your immediate family;
     o UTMA/UGMA accounts if you and/or a member of your immediate family is the beneficiary or custodian; and
     o Education IRAs (Coverdell Education Savings Accounts) if you and/or a member of your immediate family is the beneficiary or responsible individual.

4. GROUP PURCHASES. A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment advisor, or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the Class A shares upon the request of the Administrator or the Distributor. To determine the quantity sales charge discount, the group may combine the current net asset value of Class A, Class B, and Class C shares in the Strong Funds (excluding Class A shares acquired at NAV).

The initial sales charge for Class A shares may be reduced or waived in the following circumstances.


1. WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days, in these circumstances:

         a.  Dividend  and  capital  gain   distributions  from  the  Fund.  The
         distributions generally must be reinvested in the same share class. This waiver category also applies to Class B, C, and K shares.

         b. Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers the Fund as an investment option. You should contact your tax advisor for information on any tax consequences that may apply.

         c. Distributions from an existing retirement plan invested in the Fund.

2. BANK TRUST DEPARTMENTS AND LAW FIRMS. Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with the Distributor or the Administrator or one of their affiliates and the shares are being acquired for the benefit of their trust account clients.

3. ANY STATE OR LOCAL GOVERNMENT OR ANY INSTRUMENTALITY, DEPARTMENT, AUTHORITY OR AGENCY THEREOF that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

4. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS. Shares acquired by investments through certain dealers (including registered investment advisors and financial planners) that have established certain operational arrangements with the Administrator that include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account, or a similar program under which such clients pay a fee to such dealer.


5. CERTAIN RETIREMENT PLANS. Employer-sponsored retirement plans, and their participants, for which the Administrator, the Fund's Distributor, the Advisor, or one of their affiliates has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with the Administrator, the Fund's Distributor, the Advisor, or one of their affiliates, to perform services. A CDSC may apply if the retirement plan is transferred out of the Fund or terminated within 12 months of the retirement plan account's initial purchase in the Fund.


6. QUALIFIED REGISTERED INVESTMENT ADVISORS who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Class A purchases.

7. REGISTERED SECURITIES DEALERS and their affiliates, for their investment accounts only.

8. CURRENT EMPLOYEES OF SECURITIES DEALERS and their affiliates and their family members, as allowed by the internal policies of their employer.

9.   OFFICERS,   DIRECTORS  AND  EMPLOYEES  OF  THE  FUND,   THE  ADVISOR,   THE
ADMINISTRATOR, THE FUND'S DISTRIBUTOR, and these entities' affiliates, and each of their family members living in the same household.

10. INVESTMENT COMPANIES EXCHANGING SHARES or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.


11. ACCOUNTS MANAGED BY THE ADVISOR or an affiliate, including accounts in fee-based advisory programs such as the Strong Advisor program, or shares previously held in such accounts.


12. CERTAIN UNIT INVESTMENT TRUSTS and their holders reinvesting distributions from the trusts.

13. GROUP ANNUITY SEPARATE ACCOUNTS offered to retirement plans.

14. INSURANCE COMPANY SEPARATE ACCOUNTS. Shares acquired by insurance company separate accounts.

15. INTERNAL REVENUE CODE SECTION 529 PLAN ACCOUNTS which invest in Strong Funds, or for which the Advisor provides investment management services.

16. TRANSFERS OF $5 MILLION OR MORE, within a period of 90 days, from a single registered investment professional.

DEALER COMPENSATION

Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.


The Distributor or one of its affiliates may pay up to 1% as a commission, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more.


The Distributor or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between the Distributor, or one of its affiliates, and the securities dealer.

In addition to the payments above, the Distributor and/or its affiliates may provide financial support to securities dealers that sell shares of the Fund. This support is based primarily on the amount of sales of Fund shares and/or total assets with the Fund. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts relating to the Fund; a securities dealer's support of, and participation in, the Distributor's marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Fund. Financial support to securities dealers may be made by payments from the Distributor's resources, from the Distributor's retention of underwriting concessions, and from payments to the Distributor under Rule 12b-1 plans. In addition, certain securities dealers may receive brokerage commissions generated by Fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

The Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on the Fund and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Fund, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Distributor.

CONTINGENT DEFERRED SALES CHARGE (CDSC)


If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 1 year of purchase. The CDSC is 1% of the net asset value at the time of purchase. You do not have to pay this CDSC if your financial intermediary has made arrangements with the Distributor and agrees to waive the commission.


Certain retirement plan accounts that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of the Fund or terminated within 1 year of the account's initial purchase in the Fund.

It is generally more appropriate for an investor to purchase Class A shares for amounts in excess of $100,000.


Class B shares are generally more appropriate for purchases up to $100,000. For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The CDSC is based on the net asset value at the time of purchase.


   IF YOU SELL YOUR CLASS B SHARES WITHIN THIS MANY       THIS % (based on purchase price NAV) IS DEDUCTED
               YEARS AFTER BUYING THEM                              FROM YOUR PROCEEDS AS A CDSC
------------------------------------------------------- -----------------------------------------------------
1 Year                                                  5
2 Years                                                 4
3 Years                                                 4
4 Years                                                 3
5 Years                                                 2
6 Years                                                 1
7 Years                                                 0

If you invest in Class C shares, a CDSC may apply on any shares you sell within 1 year of purchase. The CDSC is 1% of the net asset value at the time of purchase.


For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. The Fund will use the "first-in, first-out" method when taking the CDSC.

We only accept investments of $1 million or more for purchase into Class A , if Class A shares are offered for that Fund. Investments of $1 million or more for purchase into Class B or Class C will be rejected.

If you paid a CDSC when you redeemed your Class A or Class C shares from the Fund and repurchase Class A or Class C shares under the reinstatement privilege, we may credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest. A new CDSC holding period may apply to your reinvested Fund shares. For Class B share proceeds reinvested in Class A shares, although your account will not be credited with the amount of the CDSC paid when you sold your Class B shares, a new CDSC will not apply.


CDSC WAIVERS

The CDSC for any share class generally will be waived for:

1.   Account and transaction fees.

2. Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if the securities dealer of record received a payment from the Distributor of 0.25% or less, or the Distributor did not make any payment in connection with the purchase, or the securities dealer of record has entered into a supplemental agreement with the Distributor.

3. Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase.

4. Redemptions by the Fund when an account falls below the minimum required account size.

5. Redemptions following the death or disability of the shareholder or beneficial owner, provided that the shares are sold within one year following the death or the initial determination of disability. A certified copy of a death certificate or a doctor's certificate that specifically references the definitions of "disability" as defined in IRC Section 72(m)(7) must accompany the request. This waiver applies to individual shareholders, as well as shares held in joint tenancy.

6. Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan. Systematic withdrawals of 12% annually require that the minimum distribution for such plan is no less than $250 per month.


7. Redemptions by an employee benefit plan or trust account whose third party administrator or dealer has entered into an agreement with the Distributor, the Advisor, or the Administrator or one of their affiliates to perform certain document or administrative services, subject to operational and minimum size requirements specified from time to time by the Distributor, the Advisor, or the Administrator or one of their affiliates (not applicable to Class B).

8. Distributions from individual retirement accounts (IRAs) due to death or disability (as defined in the IRC) (for Class B, this applies to all retirement plan accounts, not only IRAs) or for mandatory distributions once the shareholder reaches age 70 1/2. Mandatory redemptions at age 70 1/2 must represent a minimum required pro rata distribution. For Class B shares that are part of an individual's total IRA or 403(b) investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relation to the entire mandatory distribution as the Class B shares investment bears to the total investment.


9.   Returns  of  excess  contributions  (and  earnings,   if  applicable)  from
     retirement plan accounts.

10.  Participant   initiated   distributions  from  employee  benefit  plans  or
     participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B).


11. Redemptions of shares acquired by investment through certain dealers (including registered investment advisors and financial planners) that have established certain operational arrangements with the Administrator that include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account, or a similar program under which such clients pay a fee to such dealer.


ADDITIONAL DEALER COMMISSIONS/CONCESSIONS

Dealers may receive different compensation with respect to sales of Class A, Class B, or Class C shares. In addition, from time to time, the Distributor may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, the Distributor, at its expense, may provide additional commissions, compensation, or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Distributor may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, the Distributor may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

CLASS K SHARES - DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains distributions for accounts in a retirement plan will be automatically reinvested in additional Class K shares of the Fund. Dividends and capital gains distributions for non-retirement plan accounts may be paid in cash.

CLASS K SHARES - ELIGIBILITY CRITERIA

Class K shares are available for the Advisor Bond Fund only. Class K shares are available for purchase by the following categories of investors:

o Employer-sponsored retirement plans, and indirectly, their participants, for which the Advisor, the Fund's Administrator, the Fund's Distributor, or one of their affiliates, has entered into an agreement to provide bundled retirement plan recordkeeping services;


o Any accounts in a fee-based advisory program managed by the Advisor including, but not limited to the Strong Advisor program;


o    Any Strong Fund of funds structure such as Strong Life Stage Series, Inc;

o Internal Revenue Code Section 529 plan accounts which invest in Strong Funds, or for which the Advisor provides investment management services; and

o    The Advisor or any of its affiliates

CLASS Z SHARES - ELIGIBILITY CRITERIA

Class Z shares are available for the Advisor Bond Fund and Advisor Short Duration Bond Fund only. Investors and registered investment advisors that owned shares of a Fund on November 30, 2000, that were renamed Class Z shares, may continue to own those Class Z shares. In addition, Class Z shares are available for purchase by the following categories of investors:

     o Investors holding Class Z shares of a Fund on November 30, 2000 that were purchased directly from Strong and not through an intermediary, except as described below, and registered investment advisors holding Class Z shares of a Fund on November 30, 2000;


     o Investors holding shares of a Fund before November 30, 2000 that were renamed Class Z shares that were purchased directly from Strong and not through an intermediary, except as described below, provided proof of ownership is established;

     o Officers, directors, and employees of the Fund, the Fund's Advisor, the Fund's Distributor, and these entities' affiliates, and each of their immediate family members (grandparent, parent, sibling, child, grandchild and spouse) who live in the same household;


     o Employer-sponsored retirement plans, and their participants, for which the Advisor, the Administrator, the Fund's Distributor, or one of their affiliates, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with the Advisor, the Fund's Distributor, or one of their affiliates, to perform services;

     o   401(k) plans holding Class Z shares of a Fund on November 30, 2000;

     o Certain institutional investors purchasing more than $1 million of Class Z shares;

     o    Any Strong Fund of funds  structure  such as Strong Life Stage Series,
          Inc.;

     o Any Internal Revenue Code Section 529 plan which invests in Strong Funds, or for which the Advisor provides investment management services; and


     o Any accounts in a fee-based advisory program managed by the Advisor, including, but not limited to the Strong Advisor program, or shares previously held in such accounts.


For more information on the purchase of Class Z shares, call 1-800-368-3863.

                            STRONG INCOME FUNDS, INC.

                                     PART C
                                OTHER INFORMATION

Item 23. EXHIBITS

 (a)      Articles of Incorporation dated September 19, 1996(2)
 (a.1)    Amendment to Articles of Incorporation dated August 30, 1996(2)
 (a.2)    Amendment to Articles of Incorporation dated June 24, 1997(3)
 (a.3)    Amendment to Articles of Incorporation dated February 22, 2000(5)
 (a.4)    Amendment to Articles of Incorporation dated April 9, 2001(7)
 (a.5)    Amendment to Articles of Incorporation dated July 13, 2001(8)
 (a.6)    Amendment to Articles of Incorporation dated September 13, 2002(11)
 (a.7)    Amendment to Articles of Incorporation effective
          September 30, 2002(12)
 (a.8)    Amendment to Articles of Incorporation effective November 8, 2002(12)
 (a.9)    Amendment to Articles of Incorporation effective January 29, 2003(13)
 (b)      Bylaws dated October 20, 1995(1)
 (b.1)    Amendment to Bylaws dated May 1, 1998(4)
 (b.2)    Amendment to Bylaws dated April 5, 2001(7)
 (b.3)    Amendment to Bylaws dated March 1, 2002(10)
 (c)      Specimen Stock Certificate(5)
 (d)      Interim Investment Advisory Agreement
 (d.1)    Interim Investment Sub-advisory Agreement
 (e)      Distribution Agreement(7)
 (e.1)    Class B and Class C Shares Distribution Agreement(11)
 (e.2)    Dealer Agreement(5)
 (e.3)    Mutual Fund Distribution and Shareholding Services Agreement(6)
 (e.4)    Services Agreement(5)
 (f)      Inapplicable
 (g)      Custodian and Remote Access Agreement  (Advisor Municipal Bond
          Fund, High-Yield Bond Fund, Short-Term Income Fund, Short-Term
          High Yield Bond Fund)(7)
 (g.1)    Custodian Agreement (Corporate Income Fund)
 (h)      Amended and Restated Transfer and Dividend Disbursing Agent
          Agreement(10)
 (h.1)    Investor Class Shares Administration Agreement(9)
 (h.2)    Advisor Class Shares Administration Agreement(9)
 (h.3)    Institutional Class Shares Administration Agreement(9)
 (h.4)    Class A, B, and C Shares Administration Agreement(11)
 (h.5)    Class K Administration Agreement(13)
 (h.6)    Agreement and Plan of Reorganization
 (h.7)    Transfer Agency and Services Agreement
 (h.8)    Custodian Agreement
 (i) Opinion and Consent of Counsel (High-Yield Bond Fund and Short-Term High Yield Bond Fund Investor and Advisor)(5)
 (i.1)    Opinion   and   Consent  of  Counsel   (High-Yield   Bond  Fund
          Institutional)(8)
 (i.2) Opinion and Consent of Counsel (Advisor Municipal Bond Fund A, B, and C Class)(11)
 (i.3) Opinion and Consent of Counsel (Corporate Income and Short-Term Income Fund Investor and Advisor)(12)
 (i.5) Opinion and Consent of Counsel (Advisor Municipal Bond Fund Institutional)(13)
 (j)      Consent of Independent Registered Public Accounting Firm
 (k)      Inapplicable
 (l)      Stock Subscription Agreement(11)
 (m)      Amended and Restated Rule 12b-1 Distribution Plan(8)
 (n)      Amended and Restated Rule 18f-3 Multiple Class Plan(10)
 (p)      Code of Ethics for Access Persons dated September 29, 2004(15)
 (p.1)    Code of Ethics for Non-Access Persons dated September 29, 2004(15)
 (p.2)    Code of Ethics for Wells Fargo Funds Management, LLC
 (p.3)    Code of Ethics for Wells Capital Management Incorporated
 (q)      Power of Attorney dated June 27, 2003(14)
 (r)      Letter of Representation


(1) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Registrant filed on or about December 14, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of the Registrant filed on or about February 26, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of the Registrant filed on or about June 27, 1997.

(4) Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of the Registrant filed on or about December 31, 1998.

(5) Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of the Registrant filed on or about February 23, 2000.

(6) Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of the Registrant filed on or about December 14, 2000.

(7) Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant filed on or about April 12, 2001.

(8) Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of the Registrant filed on or about July 30, 2001.

(9) Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of the Registrant filed on or about December 27, 2001.

(10) Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of the Registrant filed on or about May 6, 2002.

(11) Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of the Registrant filed on or about September 27, 2002.

(12) Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of the Registrant filed on or about October 30, 2002.

(13) Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of the Registrant filed on or about February 28, 2003.

(14) Incorporated herein by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of the Registrant filed on or about June 27, 2003.

(15) Incorporated herein by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of the Registrant filed on or about October 1, 2004.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

         Registrant neither controls any person nor is under common control with any other person.

Item 25.  INDEMNIFICATION

         Officers and directors of the Fund are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $100,000,000, subject to certain conditions. The Funds and each director of the Funds who is not an "interested person" of the Funds or their advisor as defined in the Investment Company Act of 1940, as amended, ("Independent Director") and the Funds and the Funds' Independent President have also entered into an indemnification agreement, which generally provides that each Fund shall, with certain exceptions, indemnify each Independent Director/Independent President against all liability and expenses reasonably incurred or paid by the Independent Director/Independent President in connection with any proceeding in which the Independent Director/Independent President is involved by virtue of being a director/officer of the Fund. The Funds' administrator, principal underwriter, and/or one of their affiliates have also entered into a number of indemnification agreements with the Funds and/or its Independent Directors related to specific facts and circumstances. In addition, pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of Registrant's Bylaws provides as follows:

         ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

                  SECTION 7.01. MANDATORY INDEMNIFICATION. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through
         180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

                  SECTION 7.02. PERMISSIVE SUPPLEMENTARY BENEFITS. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

                  SECTION 7.03. AMENDMENT. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

                  SECTION 7.04. INVESTMENT COMPANY ACT. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         The information contained under "Who are the Funds' investment advisor and portfolio managers?" in the prospectus and under "Directors and Officers," "Investment Advisor," "Investment Sub-advisor," and "Distributor" in the statement of additional information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  PRINCIPAL UNDERWRITERS

         (a) Strong Investments, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Balanced Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Equity Funds II, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong Income Funds II, Inc.; Strong Income Trust; Strong International Equity Funds, Inc.; Strong Large Cap Growth Fund, Inc.; Strong Life Stage Series, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Opportunity Fund II, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; and Strong Variable Insurance Funds, Inc.

         (b)


Name and Principal                         Positions and Offices                         Positions and Offices
Business Address                           with Underwriter                              with Fund
------------------------------------------ --------------------------------------------- ------------------------------

Dana J. Russart                            Director and President                        Vice President
100 Heritage Reserve
Menomonee Falls, WI  53051

Randy Henze                                Vice President                                None
100 Heritage Reserve
Menomonee Falls, WI  53051

Jamie Wanless                              Vice President                                None
100 Heritage Reserve
Menomonee Falls, WI  53051

Chad Koenig                                Chief Financial Officer, Treasurer and        None
                                           Secretary
100 Heritage Reserve
Menomonee Falls, WI  53051

Steven R. Schneider                        Chief Compliance Officer                      None
100 Heritage Reserve
Menomonee Falls, WI  53051


        (c)  None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

     All  accounts,  books,  or other  documents  required to be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President, Dana
J. Russart, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 29.  MANAGEMENT SERVICES

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  UNDERTAKINGS

         None

                                   SIGNATURES
         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin as of the 25th day of February, 2005.

                                   STRONG INCOME FUNDS, INC.
                                   (Registrant)


                                    By:/s/Dana J. Russart
                                      ------------------------------------------
                                       Dana J. Russart, Vice President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and as of the date indicated.

                     NAME                                          TITLE                           DATED AS OF
-----------------------------------------------


                                                Vice President (Principal Executive             February 25, 2005
                                                Officer)
/s/Dana J. Russart
-----------------------------------------------
Dana J. Russart

                                                Treasurer and Secretary (Principal
                                                Financial and Accounting Officer)               February 25, 2005
/s/John W. Widmer
-----------------------------------------------
John W. Widmer


                                                Director                                        February 25, 2005
-----------------------------------------------
Willie D. Davis*


                                                Director                                        February 25, 2005
-----------------------------------------------
William F. Vogt*


                                                Director                                        February 25, 2005
-----------------------------------------------
Stanley Kritzik*


                                                Director                                        February 25, 2005
-----------------------------------------------
Neal Malicky*


                                                Director                                        February 25, 2005
-----------------------------------------------
Gordan B. Greer*

* John W. Widmer signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A.


                               By:   /s/John W. Widmer
                                    ---------------------------------------
                                     John W. Widmer

                                  EXHIBIT INDEX

                                                                                EDGAR
  EXHIBIT NO.                               EXHIBIT                             EXHIBIT NO.

(d)               Interim Investment Advisory Agreement                         EX-99.d
(d.1)             Interim Investment Sub-advisory Agreement                     EX-99.d1
(g.1)             Custodian Agreement (Corporate Income Fund)                   EX-99.g1
(h.6)             Agreement and Plan of Reorganization                          EX-99.h6
(h.7)             Transfer Agency and Services Agreement                        EX-99.h7
(h.8)             Custodian Agreement (Advisor Municipal Bond Fund,             EX-99.h8
                  High-Yield Bond Fund, Short-Term Income Fund, Short-Term
                  High Yield Bond Fund)
(j)               Consent of  Independent Registered Public Account Firm        EX-99.j
(p.2)             Code of Ethics for Wells Fargo Funds  Management,  LLC        EX-99.p2
(p.3)             Code of Ethics for Wells  Capital Management Incorporated     EX-99.p3
(r)               Letter of Representation                                      EX-99.r
